DREYFUS FOUNDERS
GOVERNMENT SECURITIES FUND

DREYFUS FOUNDERS
MONEY MARKET FUND
SEMIANNUAL REPORT
JUNE 30, 2001







                           DREYFUS FOUNDERS FUNDS(R)
                             THE GROWTH SPECIALISTS

TABLE OF CONTENTS

About this Report                                         3
A Message from Founders' President                        4
Government Securities Fund Management Overview            6
Government Securities Fund Statement of Investments      10
Money Market Fund Statement of Investments               12
Statements of Assets and Liabilities                     14
Statements of Operations                                 15
Statements of Changes in Net Assets                      16
Government Securities Fund Financial Highlights          18
Money Market Fund Financial Highlights                   19
Notes to Financial Statements                            20
Understanding Financial Highlights                       25

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS
The following abbreviations are used throughout the Statements of Investments to indicate the country of origin of non-U.S. holdings:

         AU       Australia
         BE       Belgium
         BR       Brazil
         CA       Canada
         CN       China
         DE       Denmark
         FI       Finland
         FR       France
         GE       Germany
         HK       Hong Kong
         IE       Ireland
         IN       India
         IS       Israel
         IT       Italy
         JA       Japan
         KR       South Korea
         LU       Luxembourg
         MX       Mexico
         NE       Netherlands
         NW       Norway
         PT       Portugal
         SG       Singapore
         SP       Spain
         SW       Sweden
         SZ       Switzerland
         TH       Thailand
         TW       Taiwan
         UK       United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

-  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in a Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Funds. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Funds' portfolio composition is subject to change, and there is no assurance the Funds will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Government Securities Fund's performance against securities indexes. Each securities index shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

The Government Securities Fund's performance will no longer be compared to the Lipper U.S. Government Fund Index or the Consumer Price Index. The securities index presented reflects the Fund's investment strategy. For your information, we have presented both of these indexes in this report.

- The Lehman Brothers U.S. Treasury Composite Index is composed of all public obligations of the U.S. Treasury, excluding certain securities, that have at least one year to maturity and an outstanding par value of at least $100 million.

- The Lipper U.S. Government Fund Index is an average of the performance of the 30 largest U.S. government funds tracked by Lipper Inc.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

PORTFOLIO MANAGER COMMENTARY

This report includes a discussion of Fund performance for the Government Securities Fund. However, only financial information as of June 30, 2001 is reported for the Dreyfus Founders Money Market Fund.

A MESSAGE FROM FOUNDERS' PRESIDENT

   [Photo]
RICHARD W. SABO

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001. Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

In the following pages, your Fund's portfolio manager evaluates the Government Securities Fund's performance for the period, describes the approaches she used to cope with this challenging market, and discusses how she's positioned the Fund for the future. We hope you find the comments informative and insightful as you take the time to review your own investment plan.

There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

GOVERNMENT SECURITIES FUND
MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER MARGARET DANUSER

[Photo]

HOW DID THE GOVERNMENT SECURITIES FUND PERFORM DURING THE HALF?

In an environment of falling interest rates, the Fund posted a return of 2.31% for the six-month period ended June 30, 2001. We were pleased with this performance, which was higher than the 2.02% first-half return of the benchmark Lehman U.S. Treasury Composite Index.

WHAT FACTORS IMPACTED PERFORMANCE IN THE FIXED-INCOME MARKETPLACE?

Without a doubt, the most significant events for bond investors were the six interest rate cuts engineered by the Federal Reserve so far in 2001. Starting in early January, the Fed moved aggressively to lower its target for the Federal Funds rate from 6.50% at the beginning of the year to 3.75% as of June 30. And the Fed left the door open for further rate cuts, announcing after their June 27 meeting that they would maintain their easing bias.

The Fed took these dramatic steps--bringing the Fed Funds rate to its lowest level in seven years following the most rapid reduction in nearly two decades--because of fears about the slowing U.S. economy. Investors, especially those who had criticized the Fed's rate hikes in 1999 and 2000, cheered the

FUND AT A GLANCE

The Government Securities Fund pursues current income by investing at least 65% of its total assets in U.S. government obligations. The Fund may also invest in securities issued by foreign governments and/or their agencies, without allocating more than 25% of its total assets in the securities of any one foreign country.

[Chart]

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Government Securities Fund on 6/30/90 to a $10,000 investment made in securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS F SHARES    YEAR-TO- 1        5       10       SINCE
(INCEPTION DATE)  DATE*    YEAR     YEARS   YEARS    INCEPTION
 3/1/88           2.31%    9.63%    5.97%   5.67%    6.06%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*Total return is not annualized.

rate reductions. However, as it often takes between six and 12 months for lower interest rates to translate into economic growth, investors remained uncertain throughout the first six months of the year about whether the economy would rebound or sink into recession.

Because of this, demand for defensive investments--including bonds--remained high in the reporting period. This was especially true in the first quarter, when a rash of corporate earnings disappointments reinforced the possibility of recession in the near term. But during the second quarter, as the equity market rebounded and some signs of an improving economy came to light, investors' interest in bonds began to wane. In fact, the Lehman U.S. Treasury Composite Index was down in the second quarter, losing -0.40%.

IN WHAT AREAS DID YOU FIND THE BEST INVESTMENT OPPORTUNITIES FOR THE FUND?

Throughout the half, we concentrated the Fund's investments in the intermediate portion of the yield curve (representing issues with maturities from two to 10 years). As of the end of June 2001, the Fund's average weighted maturity stood at 5.99 years, with a modified duration of 4.04 years.

While the Fund's portfolio was tilted toward U.S. Treasury and agency issues, we also had some exposure (approximately 15% of the Fund at the end of the half) to mortgage-backed securities, which have outperformed Treasuries so far this year. For the six months through June 30, the Fund's U.S. Treasury and agency securities returned 2.77% while the mortgage-backed positions gained 4.26%.

The yield curve steepened markedly through the first half, an indication that investors expected a revival of economic growth. With the steepening yield curve, we reduced the Fund's duration from 4.76 years on December 31, 2000 to
4.04 years on June 30, 2001. We reallocated those assets toward the front end of the yield curve, anticipating a narrowing of spreads as the economy recovers.

WHAT IS YOUR OUTLOOK FOR THE FIXED-INCOME MARKET FOR THE REMAINDER OF THE YEAR?

There are two emerging factors that we are watching closely. Should investors expect a revival of economic growth, they may regain their tolerance for risk and flee bonds for stocks. And strong economic growth could bring inflation along with it, with negative consequences for fixed-income investors.
Second, some analysts are beginning to fear that the President's recently enacted tax cuts could put projected federal budget surpluses in jeopardy. This may lead the government to reduce or curtail its Treasury buyback plan, which has been a boon to government securities. Alternatively, the government may decide to issue more debt instruments, which would most likely also negatively impact the bond market.

As we enter the second half of 2001, we plan to pay careful attention to these trends and how they may impact the Fund's portfolio. We will continue to scrutinize fixed-income investments from all areas of the yield curve in order to pursue the Fund's investment objective.


/s/ Margaret Danuser

Margaret Danuser
Portfolio Manager

   GOVERNMENT SECURITIES FUND
   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

PRINCIPAL AMOUNT                                        MARKET VALUE

--------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES-86.3%
U.S. AGENCIES-47.4%
$    300,000  Federal Home Loan Bank 5.75% 03/07/05
              Callable 03/07/02.......................  $   301,383
     300,000  Federal Home Loan Mortgage Corporation
              6.875% 09/15/10.........................      315,132
     150,000  Federal Home Loan Mortgage Corporation
              5.55% 04/10/06 Callable 04/10/03........      149,135
     500,000  Federal Home Loan Mortgage Corporation
              6.25% 07/15/04..........................      515,755
     400,000  Federal Home Loan Mortgage Corporation
              7.375% 05/15/03.........................      419,408
     310,000  Federal National Mortgage Association
              5.50% 03/28/06 Callable 03/28/02........      307,455
     500,000  Federal National Mortgage Association
              6.00% 04/24/06 Callable 04/24/02........      502,450
     300,000  Federal National Mortgage Association
              6.00% 05/15/08..........................      301,902
     400,000  Federal National Mortgage Association
              6.50% 08/15/04..........................      415,948
     250,000  Federal National Mortgage Association
              7.125% 06/15/10.........................      266,910
     300,000  Federal National Mortgage Association
              7.25% 01/15/10..........................      322,215
     500,000  Tennessee Valley Authority 5.375%
              11/13/08................................      484,720
     350,000  Tennessee Valley Authority 7.125%
              05/01/30................................      374,955
     500,000  U.S. Small Business Administration
              Series 10-A 6.64% 02/01/11..............      493,915
                                                        -----------
                                                          5,171,283
                                                        -----------
MORTGAGE-BACKED SECURITIES-15.2%
     455,717  Federal Home Loan Mortgage Corporation
              7.50% 11/01/29 Pool #C32819.............      465,287
     785,873  Federal National Mortgage Association
              6.50% 04/01/28
              Pool #421854............................      777,039
     401,202  Federal National Mortgage Association
              7.00% 03/01/12
              Pool #373543............................      410,161
                                                        -----------
                                                          1,652,487
                                                        -----------
U.S. TREASURY BONDS-6.4%
     150,000  U.S. Treasury Bond 7.25% 05/15/16.......      170,687
     525,650  U.S. Treasury Inflation Index Bond 4.25%
              01/15/10................................      528,905
                                                        -----------
                                                            699,592
                                                        -----------
U.S. TREASURY NOTES-17.3%
     200,000  U.S. Treasury Note 4.75% 02/15/04.......      201,084
     400,000  U.S. Treasury Note 5.25% 08/15/03.......      407,180
     500,000  U.S. Treasury Note 6.25% 02/15/07.......      527,225
     500,000  U.S. Treasury Note 6.50% 08/15/05.......      529,390
     200,000  U.S. Treasury Note 7.00% 07/15/06.......      216,988
                                                        -----------
                                                          1,881,867
                                                        -----------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$9,270,662).....................................    9,405,229
                                                        -----------


--------------------------------------------------------------------
PRINCIPAL AMOUNT                                        MARKET VALUE

GOVERNMENT BONDS (FOREIGN)-3.7%
 CAD 305,000  Province of Saskatchewan 6.00% 06/01/06
              (CA)....................................  $   201,663
 CAD 305,000  Province of Quebec 6.50% 12/01/05
              (CA)....................................      205,397
                                                        -----------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$414,322).......................................      407,060
                                                        -----------
CORPORATE BONDS (DOMESTIC)-4.5%
SERVICES (COMMERCIAL & CONSUMER)-4.5%
$    500,000  Stanford University 6.16% 04/30/11......      492,475
                                                        -----------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$500,000).......................................      492,475
                                                        -----------

PRINCIPAL AMOUNT                                        AMORTIZED COST

----------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-3.7%
CONSUMER FINANCE-3.7%
$    400,000  Household Finance Corporation 4.17%
              07/02/01................................   $   399,954
                                                         -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$399,954).............................       399,954
                                                         -----------
TOTAL INVESTMENTS-98.2%
(COST-$10,584,938)....................................    10,704,718
OTHER ASSETS AND LIABILITIES-1.8%.....................       191,597
                                                         -----------
NET ASSETS-100.0%.....................................   $10,896,315
                                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   MONEY MARKET FUND
   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

PRINCIPAL AMOUNT                                      AMORTIZED COST

--------------------------------------------------------------------

U.S. AGENCY DISCOUNT NOTE-0.5%
$  400,000  Federal National Mortgage Association
            Discount Note 10/04/01..................   $   395,397
                                                       -----------
TOTAL U.S. AGENCY DISCOUNT NOTE-0.5%
(AMORTIZED COST-$395,397)...........................       395,397
CORPORATE SHORT-TERM NOTES-99.7%
ALUMINUM-4.2%
 3,300,000  Alcoa, Inc. 3.88% 07/16/01..............     3,295,732
                                                       -----------
BEVERAGES (ALCOHOLIC)-4.0%
 3,200,000  Brown-Forman Corporation 3.58%
            09/18/01................................     3,174,860
                                                       -----------
BIOTECHNOLOGY-3.5%
 2,800,000  Monsanto Company 4.60% 08/09/01.........     2,786,047
                                                       -----------
CONSUMER FINANCE-12.8%
 2,700,000  American General Finance Corporation
            3.87% 07/11/01..........................     2,697,098
 3,500,000  Household Finance Corporation 3.69%
            07/10/01................................     3,496,771
 4,000,000  Paccar Financial Corporation 3.91%
            07/12/01................................     3,995,221
                                                       -----------
                                                        10,189,090
                                                       -----------
ELECTRIC COMPANIES-4.8%
 3,800,000  Union Electric Company 3.75% 07/09/01...     3,796,833
                                                       -----------
ELECTRONICS (COMPONENT DISTRIBUTORS)-4.9%
 3,900,000  Hitachi America Capital Limited 3.90%
            07/05/01................................     3,898,310
                                                       -----------
FINANCIAL (DIVERSIFIED)-15.8%
   200,000  American Express Credit Corporation
            3.91% 07/11/01..........................       199,783
   306,000  American Express Credit Corporation
            4.01% 07/13/01..........................       305,591
 4,000,000  Corporate Asset Funding Company 3.68%
            08/02/01................................     3,986,916
 4,094,000  General Electric Capital Corporation
            3.95% 09/05/01..........................     4,064,352
 4,000,000  Morgan Stanley Dean Witter & Company
            3.78% 07/02/01..........................     3,999,580
                                                       -----------
                                                        12,556,222
                                                       -----------
FOODS-11.1%
 3,000,000  Archer Daniels Midland Company 3.63%
            08/22/01................................     2,984,270
 3,900,000  Campbell Soup Company 3.75% 09/10/01....     3,871,156
 2,000,000  Golden Peanut Company LLC 3.95%
            08/21/01................................     1,988,808
                                                       -----------
                                                         8,844,234
                                                       -----------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-2.7%
 2,200,000  Abbott Laboratories 3.75% 07/19/01......     2,195,875
                                                       -----------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-0.7%
   550,000  Becton, Dickinson and Company 4.75%
            09/10/01................................       544,848
                                                       -----------
INSURANCE (MULTI-LINE)-2.9%
 2,300,000  General Re Corporation 3.93% 08/10/01...     2,289,957
                                                       -----------
INVESTMENT MANAGEMENT-5.0%
 1,300,000  Ciesco LP 3.80% 08/10/01................     1,294,511
 2,700,000  Ciesco LP 3.95% 07/03/01................     2,699,408
                                                       -----------
                                                         3,993,919
                                                       -----------


--------------------------------------------------------------------
PRINCIPAL AMOUNT                                      AMORTIZED COST

MANUFACTURING (DIVERSIFIED)-7.9%
$3,000,000  Minnesota Mining and Manufacturing
            Company 3.73% 08/21/01..................   $ 2,984,148
   300,000  PPG Industries, Inc. 3.80% 07/11/01.....       299,683
 3,000,000  PPG Industries, Inc. 3.80% 07/20/01.....     2,993,983
                                                       -----------
                                                         6,277,814
                                                       -----------
OIL (DOMESTIC INTEGRATED)-2.5%
 2,000,000  Texaco, Inc. 3.77% 08/14/01.............     1,990,784
                                                       -----------
PUBLISHING-10.7%
 3,900,000  Gannett Company 3.95% 07/06/01..........     3,897,860
 4,600,000  McGraw-Hill Companies, Inc. 4.62%
            08/03/01................................     4,580,519
                                                       -----------
                                                         8,478,379
                                                       -----------
RETAIL (DEPARTMENT STORES)-4.9%
 3,900,000  May Department Stores Company 3.85%
            07/26/01................................     3,889,573
                                                       -----------
RETAIL (DISCOUNTERS)-1.3%
 1,000,000  Wal-Mart Stores, Inc. 3.83% 07/03/01....       999,787
                                                       -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$79,202,264)........................    79,202,264
                                                       -----------
TOTAL INVESTMENTS-100.2%
(AMORTIZED COST-79,597,661).........................    79,597,661
OTHER ASSETS AND LIABILITIES-(0.2%).................      (120,906)
                                                       -----------
NET ASSETS-100.0%...................................   $79,476,755
                                                       ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

                                          GOVERNMENT      MONEY
                                          SECURITIES     MARKET
                                             FUND         FUND
                                          -----------  -----------
ASSETS
Investment securities, at cost..........  $10,584,938  $79,597,661
                                          -----------  -----------
Investment securities, at market........  10,704,718    79,597,661
Cash....................................      78,227        38,614
Receivables:
  Capital shares sold...................       1,596        51,462
  Interest..............................     147,055             0
                                          -----------  -----------
    Total Assets........................  10,931,596    79,687,737
                                          -----------  -----------

LIABILITIES
Payables:
  Capital shares redeemed...............       2,708       109,552
  Advisory fees.........................       3,209        29,826
  Shareholder servicing fees............       1,820         9,386
  Accounting fees.......................         233         1,681
  Distribution fees.....................       4,455             0
  Other.................................      20,040        49,952
  Dividends.............................       2,816        10,585
                                          -----------  -----------
    Total Liabilities...................      35,281       210,982
                                          -----------  -----------
Net Assets..............................  $10,896,315  $79,476,755
                                          ===========  ===========
Net Assets--Class F.....................  $10,896,315  $79,476,755
Shares Outstanding--Class F.............   1,159,818    79,476,755
Net Asset Value, Offering and Redemption
  Price Per Share.......................  $     9.39   $      1.00

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

                                          GOVERNMENT    MONEY
                                          SECURITIES    MARKET
                                             FUND        FUND
                                          ----------  ----------
INVESTMENT INCOME:
Income:
  Interest..............................  $ 325,911   $2,318,671
                                          ----------  ----------
    Total Investment Income.............    325,911    2,318,671
                                          ----------  ----------
Expenses:
  Advisory fees--Note 2.................     35,422      221,988
  Shareholder servicing fees--Note 2....     10,781       61,414
  Accounting fees--Note 2...............      1,365       11,115
  Distribution fees--Note 2.............     13,641            0
  Transfer agency fees--Note 2..........      4,420       23,381
  Registration fees.....................      8,238       33,172
  Postage and mailing expenses..........        501        2,089
  Custodian fees and
  expenses--Note 2......................      2,169        3,238
  Printing expenses.....................      2,338       10,711
  Legal and audit fees..................        397        2,902
  Directors' fees and expenses..........        394        2,696
  Other expenses........................      1,145        5,988
                                          ----------  ----------
    Total Expenses......................     80,811      378,694
    Earnings Credits....................     (1,260)      (1,935)
    Reimbursed/Waived Expenses..........    (26,967)     (22,171)
                                          ----------  ----------
    Net Expenses........................     52,584      354,588
                                          ----------  ----------
  Net Investment Income.................    273,327    1,964,083
                                          ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from Security
Transactions............................    189,779     (240,038)
Net Change in Unrealized
Appreciation/Depreciation of Investments
and Foreign Currency Transactions.......   (227,966)           0
Net Increase from Payments by
Affiliates--Note 2......................          0      235,308
                                          ----------  ----------
    Net Realized and Unrealized (Loss)
    on
    Investments and Foreign
    Currency Transactions ..............    (38,187)      (4,730)
                                          ----------  ----------
Net Increase in Net Assets Resulting
from Operations.........................  $ 235,140   $1,959,353
                                          ==========  ==========

Purchases of long-term securities.......  $       0   $        0
Proceeds from sales of long-term
securities..............................  $       0   $        0
Purchases of long-term U.S. Government
Obligations.............................  $5,316,443  $        0
Proceeds from sales of long-term U.S.
Government Obligations..................  $4,486,544  $        0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                      GOVERNMENT
                                   SECURITIES FUND        MONEY MARKET FUND
                                ----------------------  ----------------------
                                SIX MONTHS              SIX MONTHS
                                  ENDED     YEAR ENDED    ENDED     YEAR ENDED
                                 6/30/01     12/31/00    6/30/01     12/31/00
                                ----------  ----------  ----------  ----------
OPERATIONS
Net Investment Income.........  $ 273,327   $ 624,074   $1,964,083  $5,217,645
Net Realized Gain (Loss) from
  Security Transactions.......    189,779    (269,605)   (240,038)      (1,603)
Net Change in Unrealized
 Appreciation/Depreciation....   (227,966)    775,740           0            0
Net Increase from Payments by
  Affiliates--Note 2..........          0           0     235,308            0
                                ---------   ----------  ----------  ----------
  Net Increase in Net Assets
    Resulting from
    Operations................    235,140   1,130,209   1,959,353    5,216,042
                                ---------   ----------  ----------  ----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Investment Income--
  Class F.....................   (273,327)   (622,343)  (1,957,855) (5,217,405)
In Excess of Net Realized
  Gains from Security
  Transactions and Foreign
  Currency Transactions--
  Class F.....................          0      (3,092)          0            0
                                ---------   ----------  ----------  ----------
Net (Decrease) from Dividends
  and Distributions ..........   (273,327)   (625,435)  (1,957,855) (5,217,405)
                                ---------   ----------  ----------  ----------

                                       GOVERNMENT
                                     SECURITIES FUND            MONEY MARKET FUND
                                -------------------------  ---------------------------
                                SIX MONTHS                  SIX MONTHS
                                   ENDED      YEAR ENDED      ENDED       YEAR ENDED
                                  6/30/01      12/31/00      6/30/01       12/31/00
                                -----------  ------------  ------------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold--
  Class F.....................  $ 5,037,299  $ 13,203,569  $ 47,382,092  $ 220,171,930
Reinvested dividends and
  distributions--Class F......      260,250       580,149     1,845,871      4,810,183
                                -----------  ------------  ------------  -------------
                                  5,297,549    13,783,718    49,227,963    224,982,113
Cost of Shares Redeemed--
  Class F.....................   (4,747,129)  (17,180,347)  (73,705,860)  (213,893,160)
                                -----------  ------------  ------------  -------------
                                 (4,747,129)  (17,180,347)  (73,705,860)  (213,893,160)
Net Increase (Decrease) from
  Capital Share
  Transactions................      550,420    (3,396,629)  (24,477,897)    11,088,953
                                -----------  ------------  ------------  -------------
Net Increase (Decrease) in Net
  Assets......................      512,233    (2,891,855)  (24,476,399)    11,087,590

NET ASSETS
  Beginning of period.........  $10,384,082  $ 13,275,937  $103,953,154  $  92,865,564
                                -----------  ------------  ------------  -------------
  End of period...............  $10,896,315  $ 10,384,082  $ 79,476,755  $ 103,953,154
                                ===========  ============  ============  =============
Net Assets consist of:
Capital (par value and paid-
  in surplus).................  $13,923,153  $ 13,372,733  $ 79,476,474  $ 103,954,371
Accumulated undistributed
  (distribution in excess of)
  net investment income.......        1,728         1,728        21,816         15,588
Accumulated undistributed net
  realized (loss) from
  security transactions.......   (3,148,356)   (3,338,135)      (21,535)       (16,805)
Unrealized appreciation on
  investments and foreign
  currency transactions.......      119,790       347,756             0              0
                                -----------  ------------  ------------  -------------
Total.........................  $10,896,315  $ 10,384,082  $ 79,476,755  $ 103,953,154
                                ===========  ============  ============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

   GOVERNMENT SECURITIES FUND
   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                                  YEAR ENDED DECEMBER 31,
                           SIX MONTHS ENDED   ---------------------------------------------------------------
                             JUNE 30, 2001       2000         1999         1998         1997         1996
                           -----------------  -----------  -----------  -----------  -----------  -----------
CLASS F SHARES
Net Asset Value,
  beginning of period....       $  9.41         $  8.96      $  9.74      $  9.28      $  9.04      $  9.29
Income from investment
  operations:
    Net investment
      income.............          0.24            0.47         0.42         0.43         0.45         0.46
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........         (0.02)           0.45        (0.78)        0.46         0.24        (0.25)
                                -------         -------      -------      -------      -------      -------
        Total from
          investment
          operations.....          0.22            0.92        (0.36)        0.89         0.69         0.21
Less distributions:
    From net investment
      income.............         (0.24)          (0.47)       (0.42)       (0.43)       (0.45)       (0.46)
    From net realized
      gains*.............          0.00            0.00         0.00         0.00         0.00         0.00
                                -------         -------      -------      -------      -------      -------
        Total
         distributions...         (0.24)          (0.47)       (0.42)       (0.43)       (0.45)       (0.46)
    Net Asset Value, end
      of period..........       $  9.39         $  9.41      $  8.96      $  9.74      $  9.28      $  9.04
                                =======         =======      =======      =======      =======      =======
Total Return/Ratios
    Total return.........          2.31%          10.57%       (3.77%)       9.76%        7.90%        2.34%
    Net assets, end of
      period (000s)......       $10,896         $10,384      $13,276      $15,220      $13,259      $15,190
    Net expenses to
      average net
      assets#, +.........          0.97%**         1.29%        1.31%        1.25%        1.26%        1.26%
    Gross expenses to
      average net
      assets#, +.........          0.99%**         1.35%        1.35%        1.28%        1.31%        1.29%
    Net investment income
      to average net
      assets+............          5.02%**         5.13%        4.47%        4.46%        4.99%        5.06%
    Portfolio turnover
      rate@..............            73%             88%         127%          90%         147%         166%

  *  Distributions in excess of net realized gains for the year ended
     December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 1.46% (2001), 1.49% (2000), 1.49% (1999), 1.46% (1998), 1.44% (1997), and 1.46% (1996). The gross expense ratios would have been 1.48% (2001), 1.55% (2000), 1.53% (1999),
     1.49% (1998), 1.49% (1997), and 1.49% (1996). The net investment income ratios would have been 4.52% (2001), 4.93% (2000), 4.29% (1999), 4.25%
     (1998), 4.81% (1997), and 4.86% (1996).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

   MONEY MARKET FUND
   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                  YEAR ENDED DECEMBER 31,
                           SIX MONTHS ENDED  ------------------------------------------------------------------
                            JUNE 30, 2001        2000         1999         1998          1997          1996
                           ----------------  ------------  -----------  -----------  ------------  ------------
CLASS F SHARES
Net Asset Value,
  beginning of period....      $  1.00         $   1.00      $  1.00      $  1.00      $   1.00      $   1.00
Income from investment
  operations:
    Net investment
      income.............         0.02             0.05         0.04         0.05          0.05          0.05
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........         0.00             0.00         0.00         0.00          0.00          0.00
                               -------         --------      -------      -------      --------      --------
         Total from
           investment
           operations....         0.02             0.05         0.04         0.05          0.05          0.05
Less distributions:
    From net investment
      income.............        (0.02)           (0.05)       (0.04)       (0.05)        (0.05)        (0.05)
    From net realized
      gains..............         0.00             0.00         0.00         0.00          0.00          0.00
                               -------         --------      -------      -------      --------      --------
         Total
         distributions...        (0.02)           (0.05)       (0.04)       (0.05)        (0.05)        (0.05)
    Net Asset Value, end
      of period..........      $  1.00         $   1.00      $  1.00      $  1.00      $   1.00      $   1.00
                               =======         ========      =======      =======      ========      ========
Total Return/Ratios
    Total return.........         2.22%            5.62%        4.35%        4.67%         4.70%         4.51%
    Net assets, end of
      period (000s)......      $79,477         $103,953      $92,866      $91,415      $106,073      $109,866
    Net expenses to
      average net
      assets#, +.........         0.80%**          0.84%        0.89%        0.85%         0.82%         0.86%
    Gross expenses to
      average net
      assets#, +.........         0.80%**          0.87%        0.91%        0.87%         0.84%         0.88%
    Net investment income
      (loss) to average
      net assets +.......         4.41%**          5.54%        4.30%        4.67%         4.77%         4.58%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were waived by the management company for the six months ended June 30, 2001. Had these fees not been waived, the net expense ratio would have been 0.85%. The gross expense ratio would have been 0.85%. The net investment income ratio would have been 4.36%.

SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Fund. All of the Company's series funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (individually, a "Fund" and collectively, the "Funds"). The Funds offer Class F shares. The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, and all securities held by Money Market Fund are valued at amortized cost, which approximates market. The Funds amortize premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Funds may invest at least a portion of their assets in foreign securities. In the event a Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve them from all income taxes. The Funds are treated as a separate tax entities for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--Dividends are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of the Company's general expenses based on the relative net assets or the number of shareholder accounts of each Fund. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the respective Fund's net assets. The fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million for Government Securities Fund and 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million for Money Market Fund.
  Effective January 1, 2001, Founders agreed to waive the portion of its management fee for the Government Securities Fund that exceeds 0.35% of the first $250 million of average net assets and 0.20% of the average net assets in excess of $250 million. Founders also agreed to waive the portion of its management fee for the Money Market Fund that exceeds 0.45% of the first

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
$250 million of average net assets, 0.40% of the next $250 million of average net assets, 0.35% of the next $250 million of average net assets, and 0.30% of average net assets in excess of $750 million. These waivers will extend through at least May 31, 2002, and will not be terminated without prior notice to the Company's board of directors.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Funds' shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Funds. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Funds. State Street Bank and Trust Company ("State Street") serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by State Street as custodian.
  Each Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. Each Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of each Fund considered to be an open account at any time during a given month.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Company's eleven series from $0 to $500 million and 0.02% of the net assets of the Company's eleven series in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the series on a pro rata basis based on relative average daily net assets.
  Government Securities Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, Government Securities Fund may pay distribution expenses of up to 0.25% of the value of the average daily net assets of the Fund's
Class F shares. During the six months ended June 30, 2001, Founders elected not to collect the full 0.25% from Government Securities Fund and waived $13,626, which resulted in the Fund paying 0.06% under the plan.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Company's eleven series. The amount paid to the director under the plan will be determined based upon the performance of the selected series. Deferral of directors' fees under the plan will not affect the net assets of the Funds, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Funds. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.
  On January 5, 2001, Founders purchased from the Money Market Fund commercial paper of Pacific Gas and Electric Company ("PG&E") after the paper had been downgraded by securities rating services. Founders paid the Money Market Fund $1,199,309 based on the amortized cost of the paper on that date. The market value of the commercial paper on that date was approximately $964,000. The PG&E holding represented approximately 1.3% of the Fund, and the payment had no impact on the Fund's total return.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for the Government Securities Fund expires in the years 2002 through 2008. The capital loss carryover for Money Market Fund will expire in the year 2008.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

                                            GOVERNMENT     MONEY MARKET
                                          SECURITIES FUND      FUND
                                          ---------------  ------------
Net Capital Loss Carryovers.............    $ 3,338,135    $    11,357
Post-October Capital Loss Deferral......    $         0    $         0
Post-October Currency Loss Deferral.....    $         0    $         0
Federal Tax Cost........................    $10,584,938    $79,597,661
Unrealized Appreciation.................    $   167,350    $         0
Unrealized (Depreciation)...............    $   (47,570)   $         0
Net Appreciation........................    $   119,780    $         0

4. FUND SHARE TRANSACTIONS
Government Securities Fund is authorized to issue 100 million shares of $0.01 par value capital stock. Money Market Fund is authorized to issue 2 billion shares of $0.01 par value capital stock. Transactions in shares of the Funds for the periods indicated were as follows:

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                            6/30/01       12/31/00
                                          ------------  ------------
GOVERNMENT SECURITIES FUND--CLASS F:
      Sold..............................       531,808     1,463,264
      Reinvested Dividends..............        27,525        64,109
      Redeemed..........................      (502,449)   (1,905,579)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................        56,883      (378,206)
MONEY MARKET FUND--CLASS F:
      Sold..............................    47,382,092   220,171,930
      Reinvested Dividends..............     1,845,871     4,810,183
      Redeemed..........................   (73,705,860) (213,893,160)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................   (24,477,897)   11,088,953

   UNDERSTANDING FINANCIAL HIGHLIGHTS
    (UNAUDITED)
The following definitions may help you understand the Financial Highlights on pages 18-19.

NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of the Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding shares.

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses, In cases where expenses exceed such income, this amount is shown as a loss.

NET GAINS (OR LOSSES) ON SECURITIES (BOTH REALIZED AND UNREALIZED). The per-share increase (or decrease) in the value of the securities held by the Fund. The Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) and the security is not sold.

LESS DISTRIBUTIONS:
FROM NET INVESTMENT INCOME.  The net income per share paid by the Fund.

FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

NET ASSET VALUE--END OF PERIOD. The value of one share of a Fund at the end of the period.

UNDERSTANDING FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

TOTAL RETURN/RATIOS:
TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the period, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

NET ASSETS--END OF PERIOD. The value of the Fund's assets, minus liabilities, at the end of the period.

NET EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses after expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

GROSS EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the period.

PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly value of the Fund's securities portfolio.

FOR MORE INFORMATION

DREYFUS FOUNDERS FUNDS, INC.
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
-C-2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-GMM

DREYFUS FOUNDERS
BALANCED FUND

SEMIANNUAL REPORT
JUNE 30, 2001









                           DREYFUS FOUNDERS FUNDS (R)
                             THE GROWTH SPECIALISTS

TABLE OF CONTENTS

About this Report                              3
A Message from Founders' President             4
Management Overview                            6
Statement of Investments                      12
Statement of Assets and Liabilities           18
Statement of Operations                       20
Statements of Changes in Net Assets           21
Financial Highlights                          23
Notes to Financial Statements                 29

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

         AU       Australia
         BE       Belgium
         BR       Brazil
         CA       Canada
         CN       China
         DE       Denmark
         FI       Finland
         FR       France
         GE       Germany
         HK       Hong Kong
         IE       Ireland
         IN       India
         IS       Israel
         IT       Italy
         JA       Japan
         KR       South Korea
         LU       Luxembourg
         MX       Mexico
         NE       Netherlands
         NW       Norway
         PT       Portugal
         SG       Singapore
         SP       Spain
         SW       Sweden
         SZ       Switzerland
         TH       Thailand
         TW       Taiwan
         UK       United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--  NOT FDIC-INSURED  --  NOT BANK-GUARANTEED  --  MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or specific securities indexes. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

The Fund's performance will no longer be compared to the Consumer Price Index. The other indexes presented more accurately reflect the Fund's investment strategy. For your information, we have included it. In addition, the Fund's performance will be compared to the Russell 1000 Growth Index. We believe this additional index provides a reasonable comparison because it tracks companies that are more similar to those in which the Fund invests.

-- The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

-- The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc.

-- The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

-- The Consumer Price Index (CPI) of the U.S. Department of Labor is a
   "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

    [PHOTO OF RICHARD W. SABO]

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%-its lowest level since April 1994. Some central banks around the world followed suit.

Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches he used to cope with this challenging market, and discusses how he has positioned the Fund for the future. We hope you find his comments informative and insightful as you take the time to review your own investment plan.

There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential. We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER CURTIS ANDERSON, CFA

[PHOTO]


HOW DID BALANCED FUND PERFORM DURING THE PERIOD?

Balanced Fund lost ground during the half, and underperformed the benchmark Lipper Balanced Fund Index. But due both to the Fund's fixed-income component and some successful stock picks, the Fund modestly outperformed the large-capitalization Standard & Poor's 500 Index for the six months ended June 30, 2001.

The most challenging aspect of the half was the speed with which investor sentiment changed from one extreme to the other. The Federal Reserve's early cuts in short-term interest rates filled the market with confidence that the economy's slump would be reversed and that a rebound in equities was around the corner. But in February, the slowing economy caught up with many of the market's strongest companies, and earnings disappointments were the order of the day. Further rate cuts and profit warnings gave the cycle enough fuel to continue through the end of June.

On average, equity investors were pessimistic during the half, as was evidenced by their preference for more defensive issues, such as value stocks. These generally outperformed growth stocks--which the Balanced Fund seeks--during the period, although signs that the economy might be on the mend helped growth stocks recover some ground in the second quarter. While we were pleased with this nascent turnaround, it was not enough to erase the Fund's losses from the poor first quarter.



FUND AT A GLANCE

This fund invests primarily in a balanced portfolio of common stocks, U.S. and foreign government obligations, and a variety of corporate fixed-income securities.

HOW WAS THE FUND IMPACTED BY THE ONGOING SLUMP IN LARGE-CAP TECHNOLOGY STOCKS?

The market's love-hate relationship with technology stocks played an important role in the Fund's performance over the first six months of 2001, as the Balanced Fund's equity component was overweight in tech stocks (relative to the S&P 500 Index) throughout the period. On balance, large-cap technology stocks performed poorly in the first half; this, coupled with our consistent focus on growth stocks (which were generally out of favor) made investments in the tech sector doubly problematic. But our disciplined buy strategy helped the Fund initiate positions in several high-quality companies at attractive valuations. As a result, we saw gains from such tech firms as CHECK POINT SOFTWARE TECHNOLOGIES LTD. (0.68% of the Fund), ADOBE SYSTEMS (0.69% of the Fund), and DELL COMPUTER CORPORATION (0.97% of the Fund).

While the fundamentals of many tech companies deteriorated due to weakening conditions, all too often we felt that firms with solid prospects were unfairly caught in the downdraft based on short-term investor concerns. For example, the stock of chip-maker INTEL CORPORATION (1.56% of the Fund on

[PIE CHART]

COMPOSITION OF EQUITY ASSETS
35.02%     Technology
14.78%     Healthcare
14.20%     Financials
10.07%     Capital Goods
9.67%      Consumer Staples
5.13%      Consumer Cyclicals
4.85%      Energy
4.03%      Communication Services
1.68%      Transportation
0.57%      Utilities

June 30, 2001), a proven technology leader with solid fundamentals, declined about 3% over the course of the half, as a slowdown in orders led to slumping revenues during the first quarter. But even as investors were fixed on the short-term news, our research suggested that the company would see a seasonally stronger second half; we therefore continue to hold the stock.

In contrast, investors allowed themselves a more positive, longer-range view when it came to software giant MICROSOFT CORPORATION (2.77% of the Fund): the firm expects to launch its new and much-heralded Windows XP operating system in the fall of 2001. The prospect of the increased revenues generated by these products was instrumental in the stock's 68% rise in the half.

GROWTH OF $10,000 INVESTMENT

[CHART]


Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 6/30/91 to a $10,000 investment made in securities indexes on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

Technology, of course, was not the only market sector to be bruised by high-profile profit warnings. Retailers began to feel the bite from both higher energy prices and an expected slowdown in consumer spending. The CEO of WAL-MART STORES, INC. (1.76% of the Fund), one of the Fund's top holdings in much of the half, complained that the environment was "challenging," and so it was: high utility costs, coupled with decreased sales, resulted in this stock losing about 8% during the first half. Despite its recent weak performance, however, we believe that Wal-Mart has strong long-term potential, and we continue to own the stock.

WHAT APPROACH DID YOU TAKE TOWARD ASSET ALLOCATION?

During the half, we continued to manage the Fund with an eye toward growth. Our asset allocation during the first half favored stocks, with equities generally comprising between 60-70% of the portfolio, less than the maximum of 75% permitted by Fund policy. While this asset allocation hurt the Fund in

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01


CLASS                                  YEAR-TO-     1           5        10        SINCE
(INCEPTION DATE)                        DATE+      YEAR       YEARS     YEARS    INCEPTION
------------------------------------------------------------------------------------------

CLASS A SHARES 12/31/99
  With sales charge (5.75%)            (9.51%)     (19.45%)   -         -        (12.93%)
  Without sales charge                 (3.99%)     (14.53%)   -         -         (9.42%)

CLASS B SHARES 12/31/99
  With redemption*                     (8.18%)     (18.61%)   -         -        (12.03%)
  Without redemption                   (4.35%)     (15.22%)   -         -        (10.22%)

CLASS C SHARES 12/31/99
  With redemption**                    (5.42%)     (15.26%)   -         -        (10.49%)
  Without redemption                   (4.46%)     (15.26%)   -         -        (10.49%)

CLASS F SHARES 2/19/63                 (4.03%)     (14.56%)   3.71%     9.55%    N/A

CLASS R SHARES 12/31/99                (3.77%)     (14.30%)   -         -         (9.26%)

CLASS T SHARES 12/31/99
  With sales charge (4.50%)            (8.38%)     (18.62%)   -         -        (12.51%)
  Without sales charge                 (4.08%)     (14.79%)   -         -         (9.79%)


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

+ Total return is not annualized.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

the first quarter (amid the unease generated by earnings disappointments), uor lean toward growth equities was a boon in the second quarter, when large-capitalization growth stocks surged and the fixed-income market slowed.

As of June 30, 2001, the Balanced Fund's portfolio allocation stood at approximately 70% stocks and 30% fixed-income instruments. We believe that the Fund's strong stable of promising growth companies (including a focus on companies that stand to benefit from a possible economic turnaround) may serve us in good stead in the event that the market begins to feel the impact of the Fed's first-half rate cuts.

HOW DID THE FUND'S FIXED-INCOME COMPONENT PERFORM DURING THE HALF?

Bonds, many investors' favorite haven in uncertain times, generally rose during six-month period ended June 30, though the lion's share of this rise was confined to the first quarter. In a reversal of what we saw in 2000, corporate bonds offered some of the best performance, despite the fact that a massive amount of corporate issues-approximately $253 billion worth-was dumped on the market in the first half. Mortgage-backed bonds, another weak spot in 2000, also performed well this year.

LARGEST EQUITY HOLDINGS
 1.   General Electric Company                      5.98%
 2.   Microsoft Corporation                         3.91%
 3.   Tyco International Limited                    3.60%
 4.   Pfizer, Inc.                                  3.19%
 5.   Citigroup, Inc.                               2.56%
 6.   International Business Machines Corporation   2.55%
 7.   Wal-Mart Stores, Inc.                         2.48%
 8.   AOL Time Warner, Inc.                         2.31%
 9.   Exxon Mobil Corporation                       2.23%
10.   Intel Corporation                             2.21%

Holdings listed are a percentage of equity assets.

Balanced Fund's fixed-income allocation was somewhat conservatively positioned (relying mainly on intermediate maturity government securities), yet it performed quite well and was an instrumental factor in staying competitive with the large-cap equity marketplace.

WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 2001?

During the first half, investor sentiment seemed to cycle swiftly between joy and despair. A positive development (such as an interest rate cut) might spark a market rally, but those rallies were too often squelched in the face of earnings disappointments or other negative news. The primary culprit was the absence of a clear consensus about the direction of the economy. The uncertainty this engendered made a sustained rebound in equities all but impossible.


All through the storm, we continually scrutinized the companies in the Fund's portfolio, watching for deteriorating fundamentals and trimming positions when weaknesses appeared. But we were also able to take advantage of declining prices to make timely investments in such companies as Sprint Corporation (PCS Group) (0.50% of the Fund), and Omnicom Group (0.74% of the
Fund)--both of which benefited the Fund during the half. The end result of these actions is a confidence in the long-term promise of the companies that are held in the Fund.

Certainly, more economic storm clouds may yet appear on the horizon, and investor uncertainty may linger on well into the second half. But as long as we believe in the potential of our holdings, we feel we can ride out such short-term turbulence.

/s/ Curtis Anderson

Curtis Anderson, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                    MARKET VALUE

----------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-68.0%
AIRLINES-0.7%
       68,900   Delta Air Lines, Inc....................  $  3,037,030
                                                          ------------
BANKS (MAJOR REGIONAL)-3.1%
       33,000   Bank of New York Company, Inc...........     1,584,000
       90,150   Fifth Third Bancorp.....................     5,413,508
       92,000   FleetBoston Financial Corporation.......     3,629,400
       73,200   Wells Fargo & Company...................     3,398,676
                                                          ------------
                                                            14,025,584
                                                          ------------
BEVERAGES (NON-ALCOHOLIC)-1.5%
       88,300   PepsiCo, Inc............................     3,902,860
       61,100   The Coca-Cola Company...................     2,749,500
                                                          ------------
                                                             6,652,360
                                                          ------------
BIOTECHNOLOGY-1.8%
       58,000   Amgen, Inc.*............................     3,519,440
       40,700   Biogen, Inc.*...........................     2,212,452
       16,000   Human Genome Sciences, Inc.*............       964,000
       10,000   IDEC Pharmaceuticals Corporation........       676,900
       22,000   Millennium Pharmaceuticals, Inc.*.......       782,760
                                                          ------------
                                                             8,155,552
                                                          ------------
BROADCASTING (TV, RADIO & CABLE)-1.3%
      146,700   AT&T Corporation-Liberty Media
                Corporation*............................     2,565,783
       55,000   Clear Channel Communications, Inc.*.....     3,448,500
                                                          ------------
                                                             6,014,283
                                                          ------------
BUILDING MATERIALS-0.4%
       71,300   Masco Corporation.......................     1,779,648
                                                          ------------
COMMUNICATION EQUIPMENT-0.8%
       30,200   CIENA Corporation*......................     1,147,600
       45,400   Comverse Technology, Inc.*..............     2,592,340
                                                          ------------
                                                             3,739,940
                                                          ------------
COMPUTERS (HARDWARE)-4.7%
      169,100   Dell Computer Corporation*..............     4,421,965
      120,500   Hewlett-Packard Company.................     3,446,300
       72,400   International Business Machines
                Corporation.............................     8,181,200
      341,200   Sun Microsystems, Inc.*.................     5,363,664
                                                          ------------
                                                            21,413,129
                                                          ------------
COMPUTERS (NETWORKING)-1.1%
      280,400   Cisco Systems, Inc.*....................     5,103,280
                                                          ------------
COMPUTERS (PERIPHERALS)-1.2%
      182,100   EMC Corporation*........................     5,290,005
                                                          ------------


----------------------------------------------------------------------
SHARES                                                    MARKET VALUE

COMPUTERS (SOFTWARE & SERVICES)-6.7%
       67,000   Adobe Systems, Inc......................  $  3,149,000
       39,400   Mercury Interactive Corporation*........     2,360,060
      172,000   Microsoft Corporation*..................    12,556,000
      263,000   Oracle Corporation*.....................     4,997,000
       84,400   Seibel Systems, Inc.*...................     3,958,360
       48,000   VERITAS Software Corporation*...........     3,193,440
                                                          ------------
                                                            30,213,860
                                                          ------------
CONSUMER FINANCE-0.3%
       22,500   Capital One Financial Corporation.......     1,350,000
                                                          ------------
ELECTRICAL EQUIPMENT-4.2%
      394,100   General Electric Company................    19,212,375
                                                          ------------
ELECTRONICS (INSTRUMENTATION)-0.3%
       43,000   Waters Corporation*.....................     1,187,230
                                                          ------------
ELECTRONICS (SEMICONDUCTORS)-6.6%
      147,200   Advanced Micro Devices, Inc.*...........     4,251,136
      100,000   Altera Corporation*.....................     2,900,000
       55,000   Analog Devices, Inc.*...................     2,378,750
       70,000   Applied Micro Circuits Corporation*.....     1,204,000
      242,300   Intel Corporation.......................     7,087,275
      111,000   Micron Technology, Inc.*................     4,562,100
      153,900   Texas Instruments, Inc..................     4,847,850
       70,900   Xilinx, Inc.*...........................     2,923,916
                                                          ------------
                                                            30,155,027
                                                          ------------
ENTERTAINMENT-3.2%
      140,050   AOL Time Warner, Inc.*..................     7,422,650
       77,500   Viacom, Inc. Class B*...................     4,010,625
      106,800   Walt Disney Company.....................     3,085,452
                                                          ------------
                                                            14,518,727
                                                          ------------
EQUIPMENT (SEMICONDUCTORS)-0.5%
       46,500   Applied Materials, Inc.*................     2,283,150
                                                          ------------
FINANCIAL (DIVERSIFIED)-4.4%
       84,100   American Express Company................     3,263,080
      155,466   Citigroup, Inc..........................     8,214,823
       19,200   Fannie Mae..............................     1,634,880
       51,000   Freddie Mac.............................     3,570,000
       50,400   Morgan Stanley Dean Witter & Company....     3,237,192
                                                          ------------
                                                            19,919,975
                                                          ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                    MARKET VALUE

----------------------------------------------------------------------

HEALTHCARE (DIVERSIFIED)-3.3%
       83,600   Abbott Laboratories.....................  $  4,013,636
       63,100   American Home Products Corporation......     3,687,564
       50,400   Bristol-Myers Squibb Company............     2,635,920
       95,600   Johnson & Johnson.......................     4,780,000
                                                          ------------
                                                            15,117,120
                                                          ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-3.5%
       37,000   Genentech, Inc.*........................     2,038,700
      256,050   Pfizer, Inc.............................    10,254,803
       75,600   Pharmacia Corporation...................     3,473,820
                                                          ------------
                                                            15,767,323
                                                          ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.4%
       27,700   Eli Lilly and Company...................     2,049,800
                                                          ------------
HEALTHCARE (HOSPITAL MANAGEMENT)-0.4%
       31,500   Tenet Healthcare Corporation*...........     1,625,085
                                                          ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.1%
       33,400   Baxter International, Inc...............     1,636,600
       68,500   Medtronic, Inc..........................     3,151,685
                                                          ------------
                                                             4,788,285
                                                          ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-0.9%
       66,000   Colgate-Palmolive Company...............     3,893,340
                                                          ------------
INSURANCE (MULTI-LINE)-1.4%
       54,950   American International Group, Inc.......     4,725,700
       23,300   Hartford Financial Services
                Group, Inc..............................     1,593,720
                                                          ------------
                                                             6,319,420
                                                          ------------
INVESTMENT BANKING & BROKERAGE-0.9%
       27,800   Goldman Sachs Group, Inc................     2,385,240
       27,800   Merrill Lynch & Company, Inc............     1,647,150
                                                          ------------
                                                             4,032,390
                                                          ------------
MANUFACTURING (DIVERSIFIED)-2.9%
       28,000   Danaher Corporation.....................     1,568,000
      212,500   Tyco International Limited..............    11,581,250
                                                          ------------
                                                            13,149,250
                                                          ------------
OIL & GAS (DRILLING & EQUIPMENT)-1.1%
       40,800   BJ Services Company*....................     1,157,904
       45,400   Nabors Industries, Inc.*................     1,688,880
       32,000   Noble Drilling Corporation*.............     1,048,000
       21,300   Smith International, Inc.*..............     1,275,870
                                                          ------------
                                                             5,170,654
                                                          ------------


----------------------------------------------------------------------
SHARES                                                    MARKET VALUE

OIL & GAS (EXPLORATION & PRODUCTION)-0.7%
       29,800   Anadarko Petroleum Corporation..........  $  1,610,094
       32,900   Apache Corporation......................     1,669,675
                                                          ------------
                                                             3,279,769
                                                          ------------
OIL (INTERNATIONAL INTEGRATED)-1.6%
       81,900   Exxon Mobil Corporation.................     7,153,965
                                                          ------------
POWER PRODUCERS (INDEPENDENT)-0.4%
       24,000   Calpine Corporation*....................       907,200
       42,000   NRG Energy, Inc.*.......................       927,360
                                                          ------------
                                                             1,834,560
                                                          ------------
RETAIL (BUILDING SUPPLIES)-0.5%
       47,000   Home Depot, Inc.........................     2,187,850
                                                          ------------
RETAIL (GENERAL MERCHANDISE)-1.8%
      163,200   Wal-Mart Stores, Inc....................     7,964,160
                                                          ------------
RETAIL (SPECIALTY-APPAREL)-0.3%
       81,300   Intimate Brands, Inc....................     1,225,191
                                                          ------------
SERVICES (ADVERTISING/MARKETING)-0.7%
       38,900   Omnicom Group, Inc......................     3,345,400
                                                          ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.5%
       93,900   Sprint Corporation (PCS Group)*.........     2,267,685
                                                          ------------
TELECOMMUNICATIONS (LONG DISTANCE)-0.5%
       64,310   Williams Communications Group, Inc.*....       189,715
        6,092   WorldCom, Inc.-MCI Group*...............        98,081
      152,300   WorldCom, Inc.-WorldCom Group*..........     2,162,660
                                                          ------------
                                                             2,450,456
                                                          ------------
TELEPHONE-1.8%
       79,998   Qwest Communications
                International, Inc......................     2,549,536
       70,000   SBC Communications, Inc.................     2,804,200
      167,700   TyCom Limited*..........................     2,884,440
                                                          ------------
                                                             8,238,176
                                                          ------------
TRUCKERS-0.5%
       40,600   United Parcel Service, Inc. Class B.....     2,346,680
                                                          ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$311,439,975).....................................   308,257,714
                                                          ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                    MARKET VALUE

----------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-2.9%
COMMUNICATION EQUIPMENT-1.6%
      215,175   Nokia Oyj Sponsored ADR (FI)............  $  4,742,457
      273,700   Nortel Networks Corporation ADR (CA)....     2,487,933
                                                          ------------
                                                             7,230,390
                                                          ------------
COMPUTERS (SOFTWARE & SERVICES)-0.7%
       61,000   Check Point Software Technologies
                Limited ADR (IS)*.......................     3,084,770
                                                          ------------
ELECTRONICS (SEMICONDUCTORS)-0.6%
       42,600   PMC-Sierra, Inc. ADR (CA)*..............     1,323,582
      100,000   Taiwan Semiconductor Manufacturing
                Company Limited Sponsored ADR (TW)*.....     1,519,000
                                                          ------------
                                                             2,842,582
                                                          ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$20,779,340)......................................    13,157,742
                                                          ------------
PRINCIPAL AMOUNT

------------------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-9.6%
COMPUTERS (HARDWARE)-1.1%
 $    5,000,000   Hewlett-Packard Company 7.15%
                  06/15/05................................  $  5,171,998
                                                            ------------
ENTERTAINMENT-1.6%
      6,845,000   Viacom, Inc. 7.75% 06/01/05.............     7,272,170
                                                            ------------
FINANCIAL (DIVERSIFIED)-1.1%
      5,000,000   Toyota Motor Credit Corporation
                  Series MTN 5.65% 01/15/07...............     4,991,450
                                                            ------------
HEALTHCARE (DIVERSIFIED)-1.1%
      5,000,000   Abbott Laboratories 5.625% 07/01/06.....     4,983,550
                                                            ------------
RETAIL (GENERAL MERCHANDISE)-1.1%
      5,000,000   Target Corporation 5.95% 05/15/06.......     5,010,805
                                                            ------------
SERVICES (COMMERCIAL & CONSUMER)-2.0%
      9,000,000   Hertz Corporation 6.50% 05/15/06........     8,958,288
                                                            ------------
TELECOMMUNICATIONS (LONG DISTANCE)-1.6%
      7,000,000   WorldCom, Inc. 7.75% 04/01/07...........     7,214,314
                                                            ------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$47,742,311)........................................    43,602,576
                                                            ------------
GOVERNMENT BONDS (FOREIGN)-1.3%
GOVERNMENT SECURITIES-1.3%
   CAD8,535,000   Province of Quebec 6.50% 12/01/05
                  (CA)....................................     5,747,625
                                                            ------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$5,839,932).........................................     5,747,625
                                                            ------------


------------------------------------------------------------------------
PRINCIPAL AMOUNT                                            MARKET VALUE

U.S. GOVERNMENT SECURITIES-16.8%
U.S. AGENCIES-8.2%
 $   10,000,000   Federal Home Loan Bank 6.50% 11/15/05...  $ 10,392,788
      7,000,000   Federal Home Loan Mortgage Corporation
                  6.645% 03/10/04.........................     7,286,997
      4,000,000   Federal National Mortgage Association
                  6.00% 04/24/06 Callable 04/24/02........     4,019,587
     10,000,000   Federal National Mortgage Association
                  7.125% 06/15/10.........................    10,676,128
      5,000,000   U.S. Small Business Administration
                  Series 10-A 6.64% 02/01/11..............     4,939,150
                                                            ------------
                                                              37,314,649
                                                            ------------
U.S. TREASURY NOTES-8.6%
      4,950,000   U.S. Treasury Note 5.50% 05/15/09.......     4,993,490
     13,000,000   U.S. Treasury Note 6.25% 02/15/07.......    13,708,026
     11,900,000   U.S. Treasury Note 6.50% 05/15/05.......    12,581,748
      7,150,000   U.S. Treasury Note 6.875% 05/15/06......     7,707,987
                                                            ------------
                                                              38,991,251
                                                            ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$69,035,641)........................................    76,305,900
                                                            ------------
PRINCIPAL AMOUNT                                            AMORTIZED COST

--------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-0.9%
CONSUMER FINANCE-0.9%
 $    4,100,000   Household Finance Corporation
                  4.17% 07/02/01..........................   $  4,099,525
                                                             ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$4,099,525)...............................      4,099,525
                                                             ------------
TOTAL INVESTMENTS-99.5%
(COST-$458,936,724).......................................    451,171,082
OTHER ASSETS AND LIABILITIES-0.5%.........................      2,562,672
                                                             ------------
NET ASSETS-100.0%.........................................   $453,733,754
                                                             ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $ 458,936,724
                                                    -------------
Investment securities, at market..................    451,171,082
Cash..............................................      5,349,961
Receivables:
  Investment securities sold......................     25,314,643
  Capital shares sold.............................        490,512
  Dividends and interest..........................      1,510,951
Other assets......................................         44,489
                                                    -------------
    Total Assets..................................    483,881,638
                                                    -------------

LIABILITIES
Payables:
  Investment securities purchased.................     20,396,363
  Capital shares redeemed.........................      9,352,436
  Advisory fees...................................        243,523
  Shareholder servicing fees......................          9,464
  Accounting fees.................................          9,862
  Distribution fees...............................         18,648
  Other...........................................         88,912
  Dividends.......................................         28,676
                                                    -------------
    Total Liabilities.............................     30,147,884
                                                    -------------
Net Assets........................................  $ 453,733,754
                                                    =============

Net Assets--Class A...............................  $   1,107,263
Shares Outstanding--Class A.......................        125,807
Net Asset Value, Redemption Price Per Share.......  $        8.80
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $        9.34

Net Assets--Class B...............................  $   1,399,547
Shares Outstanding--Class B.......................        160,188
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        8.74

Net Assets--Class C...............................  $     364,089
Shares Outstanding--Class C.......................         41,735
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        8.72

Net Assets--Class F...............................  $ 450,834,367
Shares Outstanding--Class F.......................     51,342,011
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        8.78

Net Assets--Class R...............................  $         861
Shares Outstanding--Class R.......................             98
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        8.79

Net Assets--Class T...............................  $      27,627
Shares Outstanding--Class T.......................          3,150
Net Asset Value, Redemption Price Per Share.......  $        8.77
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $        9.18

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $   1,214,184
  Interest........................................      5,375,286
  Foreign taxes withheld..........................         (9,043)
                                                    -------------
    Total Investment Income.......................      6,580,427
                                                    -------------
Expenses:
  Advisory fees--Note 2...........................      1,601,350
  Shareholder servicing fees--Note 2..............         58,340
  Accounting fees--Note 2.........................         64,435
  Distribution fees--Note 2.......................        646,421
  Transfer agency fees--Note 2....................        371,433
  Registration fees...............................         24,832
  Postage and mailing expenses....................         21,757
  Custodian fees and expenses--Note 2.............         12,949
  Printing expenses...............................         31,542
  Legal and audit fees............................         25,792
  Directors' fees and expenses....................         15,983
  Other expenses..................................         49,749
                                                    -------------
    Total Expenses................................      2,924,583
    Earnings Credits..............................        (26,918)
    Expense Offset to Broker Commissions..........        (14,601)
                                                    -------------
    Net Expenses..................................      2,883,064
                                                    -------------
  Net Investment Income...........................      3,697,363
                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (26,915,566)
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency
  Transactions....................................      3,321,851
                                                    -------------
Net Realized and Unrealized (Loss) on Investments
and Foreign Currency Transactions.................    (23,593,715)
                                                    -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $ (19,896,352)
                                                    =============

Purchases of long-term securities.................  $ 254,256,420
Proceeds from sales of long-term securities.......  $ 280,549,038
Purchases of long-term U.S. Government
Obligations.......................................  $  85,850,606
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $ 129,939,570

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS        YEAR
                                              ENDED          ENDED
                                             6/30/01       12/31/00
                                          -------------  -------------
OPERATIONS
Net Investment Income...................  $   3,697,363  $  11,800,227
Net Realized (Loss) from Security
  Transactions..........................    (26,915,566)   (35,546,006)
Net Change in Unrealized
  Appreciation/Depreciation.............      3,321,851    (40,945,222)
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................    (19,896,352)   (64,691,001)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Investment Income
  Class A...............................         (8,108)        (4,609)
  Class B...............................         (5,541)        (4,955)
  Class C...............................         (1,078)          (788)
  Class F...............................     (3,665,140)   (11,785,181)
  Class R...............................             (8)           (18)
  Class T...............................           (168)          (138)
In Excess of Net Investment Income
  Class A...............................              0            (13)
  Class B...............................              0            (14)
  Class C...............................              0             (2)
  Class F...............................              0        (32,980)
  Class R...............................              0              0
  Class T...............................              0              0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A...............................              0         (1,229)
  Class B...............................              0         (1,525)
  Class C...............................              0           (275)
  Class F...............................              0     (1,125,792)
  Class R...............................              0             (2)
  Class T...............................              0            (19)
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................     (3,680,043)   (12,957,540)
                                          -------------  -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                           SIX MONTHS         YEAR
                                              ENDED          ENDED
                                             6/30/01        12/31/00
                                          -------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $   1,210,785  $      833,829
  Class B...............................        493,058       1,153,484
  Class C...............................        262,623         468,584
  Class F...............................    111,410,872     268,435,645
  Class R...............................              0               0
  Class T...............................         21,215           9,602
Reinvested dividends and distributions
  Class A...............................          7,872           4,272
  Class B...............................          4,539           4,233
  Class C...............................            874             686
  Class F...............................      3,614,117      12,769,079
  Class R...............................              8               2
  Class T...............................            111              12
                                          -------------  --------------
                                            117,026,074     283,679,428
Cost of shares redeemed
  Class A...............................       (774,818)        (56,344)
  Class B...............................        (61,811)        (46,678)
  Class C...............................        (64,696)       (265,369)
  Class F...............................   (193,376,693)   (706,927,235)
  Class R...............................              0               0
  Class T...............................         (3,000)              0
                                          -------------  --------------
                                           (194,281,018)   (707,295,626)
                                          -------------  --------------
Net (Decrease) from Capital Share
  Transactions..........................    (77,254,944)   (423,616,198)
                                          -------------  --------------
Net (Decrease) in Net Assets............   (100,831,339)   (501,264,739)

NET ASSETS
  Beginning of period...................  $ 554,565,093  $1,055,829,832
                                          -------------  --------------
  End of period.........................  $ 453,733,754  $  554,565,093
                                          =============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $ 586,288,558  $  663,543,502
Accumulated undistributed (distribution
  in excess of) net investment income...        (13,285)        (30,605)
Accumulated undistributed net realized
  (loss) from security transactions.....   (124,767,056)    (97,851,490)
Unrealized (depreciation) on investments
  and foreign currency transactions.....     (7,774,463)    (11,096,314)
                                          -------------  --------------
Total...................................  $ 453,733,754  $  554,565,093
                                          =============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS A SHARES
Net Asset Value, beginning of period....       $ 9.24             $ 10.47
Income from investment operations:
    Net investment income...............         0.08                0.13
    Net (losses) on securities (both
      realized and unrealized)..........        (0.45)              (1.18)
                                               ------             -------
        Total from investment
          operations....................        (0.37)              (1.05)
Less distributions:
    From net investment income+.........        (0.07)              (0.16)
    From net realized gains.............         0.00               (0.02)
                                               ------             -------
        Total distributions.............        (0.07)              (0.18)
Net Asset Value, end of period..........       $ 8.80             $  9.24
                                               ======             =======
Total Return/Ratios
    Total return*.......................        (3.99%)            (10.21%)
    Net assets, end of period (in
      thousands)........................       $1,107             $   699
    Net expenses to average net
      assets#...........................         1.09%**             1.20%
    Gross expenses to average net
      assets#...........................         1.10%**             1.23%
    Net investment income to average net
      assets............................         1.44%**             1.48%
    Portfolio turnover rate@............          106%                126%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS B SHARES
Net Asset Value, beginning of period....       $ 9.18             $ 10.47
Income from investment operations:
    Net investment income...............         0.04                0.10
    Net (losses) on securities (both
      realized and unrealized)..........        (0.44)              (1.24)
                                               ------             -------
        Total from investment
          operations....................        (0.40)              (1.14)
Less distributions:
    From net investment income+.........        (0.04)              (0.13)
    From net realized gains.............         0.00               (0.02)
                                               ------             -------
        Total distributions.............        (0.04)              (0.15)
Net Asset Value, end of period..........       $ 8.74             $  9.18
                                               ======             =======
Total Return/Ratios
    Total return*.......................        (4.35%)            (11.06%)
    Net assets, end of period (in
      thousands)........................       $1,400             $ 1,008
    Net expenses to average net
      assets#...........................         1.85%**             1.93%
    Gross expenses to average net
      assets#...........................         1.86%**             1.96%
    Net investment income to average net
      assets............................         0.67%**             0.71%
    Portfolio turnover rate@............          106%                126%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS C SHARES
Net Asset Value, beginning of period....       $ 9.17             $ 10.47
Income from investment operations:
    Net investment income...............         0.03                0.10
    Net (losses) on securities (both
      realized and unrealized)..........        (0.44)              (1.28)
                                               ------             -------
        Total from investment
          operations....................        (0.41)              (1.18)
Less distributions:
    From net investment income+.........        (0.04)              (0.10)
    From net realized gains.............         0.00               (0.02)
                                               ------             -------
        Total distributions.............        (0.04)              (0.12)
Net Asset Value, end of period..........       $ 8.72             $  9.17
                                               ======             =======
Total Return/Ratios
    Total return*.......................        (4.46%)            (11.36%)
    Net assets, end of period (000s)....       $  364             $   174
    Net expenses to average net
      assets#...........................         1.85%**             1.86%
    Gross expenses to average net
      assets#...........................         1.86%**             1.88%
    Net investment income to average net
      assets............................         0.62%**             0.76%
    Portfolio turnover rate@............          106%                126%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                              SIX MONTHS                           YEAR ENDED DECEMBER 31,
                                ENDED        -------------------------------------------------------------------
                            JUNE 30, 2001       2000          1999           1998          1997         1996
                           ----------------  -----------  -------------  -------------  -----------  -----------
CLASS F SHARES
Net Asset Value,
  beginning of period....          9.22       $  10.47     $    12.19     $    11.35     $  10.61     $   9.58
Income from investment
  operations:
    Net investment
      income.............          0.07           0.15           0.32           0.30         0.29         0.28
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........         (0.44)         (1.23)         (0.61)          1.27         1.48         1.50
                               --------       --------     ----------     ----------     --------     --------
        Total from
          investment
          operations.....         (0.37)         (1.08)         (0.29)          1.57         1.77         1.78
Less distributions:
    From net investment
      income+............         (0.07)         (0.15)         (0.32)         (0.30)       (0.30)       (0.27)
    From net realized
      gains..............          0.00           0.00          (0.45)         (0.43)       (0.73)       (0.48)
    In excess of net
      realized gains.....          0.00          (0.02)         (0.66)          0.00         0.00         0.00
                               --------       --------     ----------     ----------     --------     --------
        Total
         distributions...         (0.07)         (0.17)         (1.43)         (0.73)       (1.03)       (0.75)
Net Asset Value, end of
  period.................      $   8.78       $   9.22     $    10.47     $    12.19     $  11.35     $  10.61
                               ========       ========     ==========     ==========     ========     ========
Total Return/Ratios
    Total return.........         (4.03%)       (10.44%)        (2.22%)        13.96%       16.90%       18.76%
    Net assets, end of
      period (000s)......      $450,834       $552,675     $1,055,825     $1,244,221     $942,690     $394,896
    Net expenses to
      average net
      assets#............          1.12%**        1.07%          0.97%          0.99%        0.99%        1.10%
    Gross expenses to
      average net
      assets#............          1.13%**        1.08%          0.98%          1.00%        1.01%        1.12%
    Net investment income
      to average net
      assets.............          1.44%**        1.41%          2.64%          2.51%        2.77%        3.09%
    Portfolio turnover
      rate@..............           106%           126%           218%           211%         203%         146%

  + Distributions in excess of net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS R SHARES
Net Asset Value, beginning of period....       $ 9.22             $ 10.47
Income from investment operations:
    Net investment income...............         0.08                0.18
    Net (losses) on securities (both
     realized and unrealized)...........        (0.43)              (1.23)
                                               ------             -------
        Total from investment
         operations.....................        (0.35)              (1.05)
Less distributions:
    From net investment income+.........        (0.08)              (0.18)
    From net realized gains.............         0.00               (0.02)
                                               ------             -------
        Total distributions.............        (0.08)              (0.20)
Net Asset Value, end of period..........       $ 8.79             $  9.22
                                               ======             =======
Total Return/Ratios
    Total return........................        (3.77%)            (10.18%)
    Net assets, end of period (000s)....       $    1             $     1
    Net expenses to average net
     assets#............................         0.82%**             0.80%
    Gross expenses to average net
     assets#............................         0.82%**             0.81%
    Net investment income to average net
     assets.............................         1.71%**             1.71%
    Portfolio turnover rate@............          106%                126%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS T SHARES
Net Asset Value, beginning of period....       $ 9.21             $ 10.47
Income from investment operations:
    Net investment income...............         0.06                0.12
    Net (losses) on securities (both
      realized and unrealized)..........        (0.44)              (1.22)
                                               ------             -------
        Total from investment
          operations....................        (0.38)              (1.10)
Less distributions:
    From net investment income+.........        (0.06)              (0.14)
    From net realized gains.............         0.00               (0.02)
                                               ------             -------
        Total distributions.............        (0.06)              (0.16)
Net Asset Value, end of period..........       $ 8.77             $  9.21
                                               ======             =======
Total Return/Ratios
    Total return*.......................        (4.08%)            (10.67%)
    Net assets, end of period (000s)....       $   28             $     9
    Net expenses to average net
      assets#...........................         1.35%**             1.30%
    Gross expenses to average net
      assets#...........................         1.36%**             1.32%
    Net investment income to average net
      assets............................         1.07%**             1.22%
    Portfolio turnover rate@............          106%                126%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $663 during the six months ended
June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $1,426 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $1,300, $1,518, $297, and $25, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $4,552, $892, $640,952, and $25, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers.......................  $80,110,281
Post-October Capital Loss Deferral................  $ 6,045,464
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $468,342,827
Unrealized Appreciation...........................  $30,092,861
Unrealized (Depreciation).........................  $(47,264,606)
Net (Depreciation)................................  $(17,171,745)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS       YEAR
                                             ENDED        ENDED
                                            6/30/01      12/31/00
                                          -----------  ------------
CLASS A
      Shares sold.......................      132,695        80,664
      Shares issued for dividends
        reinvested......................          923           457
      Shares redeemed...................      (83,436)       (5,592)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       50,182        75,529
CLASS B
      Shares sold.......................       56,867       113,881
      Shares issued for dividends
        reinvested......................          538           453
      Shares redeemed...................       (7,068)       (4,579)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       50,337       109,755
CLASS C
      Shares sold.......................       29,808        45,321
      Shares issued for dividends
        reinvested......................          102            70
      Shares redeemed...................       (7,108)      (26,554)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       22,802        18,837

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)


                                          SIX MONTHS       YEAR
                                             ENDED        ENDED
                                            6/30/01      12/31/00
                                          -----------  ------------
CLASS F
      Shares sold.......................   12,540,316    25,809,428
      Shares issued for dividends
        reinvested......................      426,140     1,245,878
      Shares redeemed...................  (21,579,973)  (67,984,700)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................   (8,613,517)  (40,929,394)
CLASS R
      Shares sold.......................            0             0
      Shares issued for dividends
        reinvested......................            1             1
      Shares redeemed...................            0             0
      NET INCREASE IN SHARES
        OUTSTANDING.....................            1             1
CLASS T
      Shares sold.......................        2,468           905
      Shares issued for dividends
        reinvested......................           13             1
      Shares redeemed...................         (333)            0
      NET INCREASE IN SHARES
        OUTSTANDING.....................        2,148           906

FOR MORE INFORMATION

DREYFUS FOUNDERS BALANCED FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt


HOW TO CONTACT US

Call 1-800-525-2440

OR CONTACT US AT

Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.





This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001

(C) 2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-BAL

DREYFUS FOUNDERS
BALANCED FUND

SEMIANNUAL REPORT
JUNE 30, 2001

TABLE OF CONTENTS

About this Report                              3
A Message from Founders' President             4
Management Overview                            6
Statement of Investments                      12
Statement of Assets and Liabilities           18
Statement of Operations                       20
Statements of Changes in Net Assets           21
Financial Highlights                          23
Notes to Financial Statements                 29

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

         AU       Australia
         BE       Belgium
         BR       Brazil
         CA       Canada
         CN       China
         DE       Denmark
         FI       Finland
         FR       France
         GE       Germany
         HK       Hong Kong
         IE       Ireland
         IN       India
         IS       Israel
         IT       Italy
         JA       Japan
         KR       South Korea
         LU       Luxembourg
         MX       Mexico
         NE       Netherlands
         NW       Norway
         PT       Portugal
         SG       Singapore
         SP       Spain
         SW       Sweden
         SZ       Switzerland
         TH       Thailand
         TW       Taiwan
         UK       United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--  NOT FDIC-INSURED  --  NOT BANK-GUARANTEED  --  MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or specific securities indexes. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

The Fund's performance will no longer be compared to the Consumer Price Index. The other indexes presented more accurately reflect the Fund's investment strategy. For your information, we have included it. In addition, the Fund's performance will be compared to the Russell 1000 Growth Index. We believe this additional index provides a reasonable comparison because it tracks companies that are more similar to those in which the Fund invests.

-- The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

-- The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc.

-- The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

-- The Consumer Price Index (CPI) of the U.S. Department of Labor is a
   "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

    [PHOTO OF RICHARD W. SABO]

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%-its lowest level since April 1994. Some central banks around the world followed suit.

Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches he used to cope with this challenging market, and discusses how he has positioned the Fund for the future. We hope you find his comments informative and insightful as you take the time to review your own investment plan.

There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential. We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER CURTIS ANDERSON, CFA

[PHOTO]


HOW DID BALANCED FUND PERFORM DURING THE PERIOD?

Balanced Fund lost ground during the half, and underperformed the benchmark Lipper Balanced Fund Index. But due both to the Fund's fixed-income component and some successful stock picks, the Fund modestly outperformed the large-capitalization Standard & Poor's 500 Index for the six months ended June 30, 2001.

The most challenging aspect of the half was the speed with which investor sentiment changed from one extreme to the other. The Federal Reserve's early cuts in short-term interest rates filled the market with confidence that the economy's slump would be reversed and that a rebound in equities was around the corner. But in February, the slowing economy caught up with many of the market's strongest companies, and earnings disappointments were the order of the day. Further rate cuts and profit warnings gave the cycle enough fuel to continue through the end of June.

On average, equity investors were pessimistic during the half, as was evidenced by their preference for more defensive issues, such as value stocks. These generally outperformed growth stocks--which the Balanced Fund seeks--during the period, although signs that the economy might be on the mend helped growth stocks recover some ground in the second quarter. While we were pleased with this nascent turnaround, it was not enough to erase the Fund's losses from the poor first quarter.



FUND AT A GLANCE

This fund invests primarily in a balanced portfolio of common stocks, U.S. and foreign government obligations, and a variety of corporate fixed-income securities.

HOW WAS THE FUND IMPACTED BY THE ONGOING SLUMP IN LARGE-CAP TECHNOLOGY STOCKS?

The market's love-hate relationship with technology stocks played an important role in the Fund's performance over the first six months of 2001, as the Balanced Fund's equity component was overweight in tech stocks (relative to the S&P 500 Index) throughout the period. On balance, large-cap technology stocks performed poorly in the first half; this, coupled with our consistent focus on growth stocks (which were generally out of favor) made investments in the tech sector doubly problematic. But our disciplined buy strategy helped the Fund initiate positions in several high-quality companies at attractive valuations. As a result, we saw gains from such tech firms as CHECK POINT SOFTWARE TECHNOLOGIES LTD. (0.68% of the Fund), ADOBE SYSTEMS (0.69% of the Fund), and DELL COMPUTER CORPORATION (0.97% of the Fund).

While the fundamentals of many tech companies deteriorated due to weakening conditions, all too often we felt that firms with solid prospects were unfairly caught in the downdraft based on short-term investor concerns. For example, the stock of chip-maker INTEL CORPORATION (1.56% of the Fund on

[PIE CHART]

COMPOSITION OF EQUITY ASSETS
35.02%     Technology
14.78%     Healthcare
14.20%     Financials
10.07%     Capital Goods
9.67%      Consumer Staples
5.13%      Consumer Cyclicals
4.85%      Energy
4.03%      Communication Services
1.68%      Transportation
0.57%      Utilities

June 30, 2001), a proven technology leader with solid fundamentals, declined about 3% over the course of the half, as a slowdown in orders led to slumping revenues during the first quarter. But even as investors were fixed on the short-term news, our research suggested that the company would see a seasonally stronger second half; we therefore continue to hold the stock.

In contrast, investors allowed themselves a more positive, longer-range view when it came to software giant MICROSOFT CORPORATION (2.77% of the Fund): the firm expects to launch its new and much-heralded Windows XP operating system in the fall of 2001. The prospect of the increased revenues generated by these products was instrumental in the stock's 68% rise in the half.

GROWTH OF $10,000 INVESTMENT

[CHART]


Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 6/30/91 to a $10,000 investment made in securities indexes on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

Technology, of course, was not the only market sector to be bruised by high-profile profit warnings. Retailers began to feel the bite from both higher energy prices and an expected slowdown in consumer spending. The CEO of WAL-MART STORES, INC. (1.76% of the Fund), one of the Fund's top holdings in much of the half, complained that the environment was "challenging," and so it was: high utility costs, coupled with decreased sales, resulted in this stock losing about 8% during the first half. Despite its recent weak performance, however, we believe that Wal-Mart has strong long-term potential, and we continue to own the stock.

WHAT APPROACH DID YOU TAKE TOWARD ASSET ALLOCATION?

During the half, we continued to manage the Fund with an eye toward growth. Our asset allocation during the first half favored stocks, with equities generally comprising between 60-70% of the portfolio, less than the maximum of 75% permitted by Fund policy. While this asset allocation hurt the Fund in

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01


CLASS                                  YEAR-TO-     1           5        10        SINCE
(INCEPTION DATE)                        DATE+      YEAR       YEARS     YEARS    INCEPTION
------------------------------------------------------------------------------------------

CLASS A SHARES 12/31/99
  With sales charge (5.75%)            (9.51%)     (19.45%)   -         -        (12.93%)
  Without sales charge                 (3.99%)     (14.53%)   -         -         (9.42%)

CLASS B SHARES 12/31/99
  With redemption*                     (8.18%)     (18.61%)   -         -        (12.03%)
  Without redemption                   (4.35%)     (15.22%)   -         -        (10.22%)

CLASS C SHARES 12/31/99
  With redemption**                    (5.42%)     (15.26%)   -         -        (10.49%)
  Without redemption                   (4.46%)     (15.26%)   -         -        (10.49%)

CLASS F SHARES 2/19/63                 (4.03%)     (14.56%)   3.71%     9.55%    N/A

CLASS R SHARES 12/31/99                (3.77%)     (14.30%)   -         -         (9.26%)

CLASS T SHARES 12/31/99
  With sales charge (4.50%)            (8.38%)     (18.62%)   -         -        (12.51%)
  Without sales charge                 (4.08%)     (14.79%)   -         -         (9.79%)


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

+ Total return is not annualized.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

the first quarter (amid the unease generated by earnings disappointments), uor lean toward growth equities was a boon in the second quarter, when large-capitalization growth stocks surged and the fixed-income market slowed.

As of June 30, 2001, the Balanced Fund's portfolio allocation stood at approximately 70% stocks and 30% fixed-income instruments. We believe that the Fund's strong stable of promising growth companies (including a focus on companies that stand to benefit from a possible economic turnaround) may serve us in good stead in the event that the market begins to feel the impact of the Fed's first-half rate cuts.

HOW DID THE FUND'S FIXED-INCOME COMPONENT PERFORM DURING THE HALF?

Bonds, many investors' favorite haven in uncertain times, generally rose during six-month period ended June 30, though the lion's share of this rise was confined to the first quarter. In a reversal of what we saw in 2000, corporate bonds offered some of the best performance, despite the fact that a massive amount of corporate issues-approximately $253 billion worth-was dumped on the market in the first half. Mortgage-backed bonds, another weak spot in 2000, also performed well this year.

LARGEST EQUITY HOLDINGS
 1.   General Electric Company                      5.98%
 2.   Microsoft Corporation                         3.91%
 3.   Tyco International Limited                    3.60%
 4.   Pfizer, Inc.                                  3.19%
 5.   Citigroup, Inc.                               2.56%
 6.   International Business Machines Corporation   2.55%
 7.   Wal-Mart Stores, Inc.                         2.48%
 8.   AOL Time Warner, Inc.                         2.31%
 9.   Exxon Mobil Corporation                       2.23%
10.   Intel Corporation                             2.21%

Holdings listed are a percentage of equity assets.

Balanced Fund's fixed-income allocation was somewhat conservatively positioned (relying mainly on intermediate maturity government securities), yet it performed quite well and was an instrumental factor in staying competitive with the large-cap equity marketplace.

WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 2001?

During the first half, investor sentiment seemed to cycle swiftly between joy and despair. A positive development (such as an interest rate cut) might spark a market rally, but those rallies were too often squelched in the face of earnings disappointments or other negative news. The primary culprit was the absence of a clear consensus about the direction of the economy. The uncertainty this engendered made a sustained rebound in equities all but impossible.


All through the storm, we continually scrutinized the companies in the Fund's portfolio, watching for deteriorating fundamentals and trimming positions when weaknesses appeared. But we were also able to take advantage of declining prices to make timely investments in such companies as Sprint Corporation (PCS Group) (0.50% of the Fund), and Omnicom Group (0.74% of the
Fund)--both of which benefited the Fund during the half. The end result of these actions is a confidence in the long-term promise of the companies that are held in the Fund.

Certainly, more economic storm clouds may yet appear on the horizon, and investor uncertainty may linger on well into the second half. But as long as we believe in the potential of our holdings, we feel we can ride out such short-term turbulence.

/s/ Curtis Anderson

Curtis Anderson, CFA
Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS BALANCED FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt


HOW TO CONTACT US

Call 1-800-525-2440

OR CONTACT US AT

Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.





This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001

(C) 2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-BAL

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                    MARKET VALUE

----------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-68.0%
AIRLINES-0.7%
       68,900   Delta Air Lines, Inc....................  $  3,037,030
                                                          ------------
BANKS (MAJOR REGIONAL)-3.1%
       33,000   Bank of New York Company, Inc...........     1,584,000
       90,150   Fifth Third Bancorp.....................     5,413,508
       92,000   FleetBoston Financial Corporation.......     3,629,400
       73,200   Wells Fargo & Company...................     3,398,676
                                                          ------------
                                                            14,025,584
                                                          ------------
BEVERAGES (NON-ALCOHOLIC)-1.5%
       88,300   PepsiCo, Inc............................     3,902,860
       61,100   The Coca-Cola Company...................     2,749,500
                                                          ------------
                                                             6,652,360
                                                          ------------
BIOTECHNOLOGY-1.8%
       58,000   Amgen, Inc.*............................     3,519,440
       40,700   Biogen, Inc.*...........................     2,212,452
       16,000   Human Genome Sciences, Inc.*............       964,000
       10,000   IDEC Pharmaceuticals Corporation........       676,900
       22,000   Millennium Pharmaceuticals, Inc.*.......       782,760
                                                          ------------
                                                             8,155,552
                                                          ------------
BROADCASTING (TV, RADIO & CABLE)-1.3%
      146,700   AT&T Corporation-Liberty Media
                Corporation*............................     2,565,783
       55,000   Clear Channel Communications, Inc.*.....     3,448,500
                                                          ------------
                                                             6,014,283
                                                          ------------
BUILDING MATERIALS-0.4%
       71,300   Masco Corporation.......................     1,779,648
                                                          ------------
COMMUNICATION EQUIPMENT-0.8%
       30,200   CIENA Corporation*......................     1,147,600
       45,400   Comverse Technology, Inc.*..............     2,592,340
                                                          ------------
                                                             3,739,940
                                                          ------------
COMPUTERS (HARDWARE)-4.7%
      169,100   Dell Computer Corporation*..............     4,421,965
      120,500   Hewlett-Packard Company.................     3,446,300
       72,400   International Business Machines
                Corporation.............................     8,181,200
      341,200   Sun Microsystems, Inc.*.................     5,363,664
                                                          ------------
                                                            21,413,129
                                                          ------------
COMPUTERS (NETWORKING)-1.1%
      280,400   Cisco Systems, Inc.*....................     5,103,280
                                                          ------------
COMPUTERS (PERIPHERALS)-1.2%
      182,100   EMC Corporation*........................     5,290,005
                                                          ------------


----------------------------------------------------------------------
SHARES                                                    MARKET VALUE

COMPUTERS (SOFTWARE & SERVICES)-6.7%
       67,000   Adobe Systems, Inc......................  $  3,149,000
       39,400   Mercury Interactive Corporation*........     2,360,060
      172,000   Microsoft Corporation*..................    12,556,000
      263,000   Oracle Corporation*.....................     4,997,000
       84,400   Seibel Systems, Inc.*...................     3,958,360
       48,000   VERITAS Software Corporation*...........     3,193,440
                                                          ------------
                                                            30,213,860
                                                          ------------
CONSUMER FINANCE-0.3%
       22,500   Capital One Financial Corporation.......     1,350,000
                                                          ------------
ELECTRICAL EQUIPMENT-4.2%
      394,100   General Electric Company................    19,212,375
                                                          ------------
ELECTRONICS (INSTRUMENTATION)-0.3%
       43,000   Waters Corporation*.....................     1,187,230
                                                          ------------
ELECTRONICS (SEMICONDUCTORS)-6.6%
      147,200   Advanced Micro Devices, Inc.*...........     4,251,136
      100,000   Altera Corporation*.....................     2,900,000
       55,000   Analog Devices, Inc.*...................     2,378,750
       70,000   Applied Micro Circuits Corporation*.....     1,204,000
      242,300   Intel Corporation.......................     7,087,275
      111,000   Micron Technology, Inc.*................     4,562,100
      153,900   Texas Instruments, Inc..................     4,847,850
       70,900   Xilinx, Inc.*...........................     2,923,916
                                                          ------------
                                                            30,155,027
                                                          ------------
ENTERTAINMENT-3.2%
      140,050   AOL Time Warner, Inc.*..................     7,422,650
       77,500   Viacom, Inc. Class B*...................     4,010,625
      106,800   Walt Disney Company.....................     3,085,452
                                                          ------------
                                                            14,518,727
                                                          ------------
EQUIPMENT (SEMICONDUCTORS)-0.5%
       46,500   Applied Materials, Inc.*................     2,283,150
                                                          ------------
FINANCIAL (DIVERSIFIED)-4.4%
       84,100   American Express Company................     3,263,080
      155,466   Citigroup, Inc..........................     8,214,823
       19,200   Fannie Mae..............................     1,634,880
       51,000   Freddie Mac.............................     3,570,000
       50,400   Morgan Stanley Dean Witter & Company....     3,237,192
                                                          ------------
                                                            19,919,975
                                                          ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                    MARKET VALUE

----------------------------------------------------------------------

HEALTHCARE (DIVERSIFIED)-3.3%
       83,600   Abbott Laboratories.....................  $  4,013,636
       63,100   American Home Products Corporation......     3,687,564
       50,400   Bristol-Myers Squibb Company............     2,635,920
       95,600   Johnson & Johnson.......................     4,780,000
                                                          ------------
                                                            15,117,120
                                                          ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-3.5%
       37,000   Genentech, Inc.*........................     2,038,700
      256,050   Pfizer, Inc.............................    10,254,803
       75,600   Pharmacia Corporation...................     3,473,820
                                                          ------------
                                                            15,767,323
                                                          ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.4%
       27,700   Eli Lilly and Company...................     2,049,800
                                                          ------------
HEALTHCARE (HOSPITAL MANAGEMENT)-0.4%
       31,500   Tenet Healthcare Corporation*...........     1,625,085
                                                          ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.1%
       33,400   Baxter International, Inc...............     1,636,600
       68,500   Medtronic, Inc..........................     3,151,685
                                                          ------------
                                                             4,788,285
                                                          ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-0.9%
       66,000   Colgate-Palmolive Company...............     3,893,340
                                                          ------------
INSURANCE (MULTI-LINE)-1.4%
       54,950   American International Group, Inc.......     4,725,700
       23,300   Hartford Financial Services
                Group, Inc..............................     1,593,720
                                                          ------------
                                                             6,319,420
                                                          ------------
INVESTMENT BANKING & BROKERAGE-0.9%
       27,800   Goldman Sachs Group, Inc................     2,385,240
       27,800   Merrill Lynch & Company, Inc............     1,647,150
                                                          ------------
                                                             4,032,390
                                                          ------------
MANUFACTURING (DIVERSIFIED)-2.9%
       28,000   Danaher Corporation.....................     1,568,000
      212,500   Tyco International Limited..............    11,581,250
                                                          ------------
                                                            13,149,250
                                                          ------------
OIL & GAS (DRILLING & EQUIPMENT)-1.1%
       40,800   BJ Services Company*....................     1,157,904
       45,400   Nabors Industries, Inc.*................     1,688,880
       32,000   Noble Drilling Corporation*.............     1,048,000
       21,300   Smith International, Inc.*..............     1,275,870
                                                          ------------
                                                             5,170,654
                                                          ------------


----------------------------------------------------------------------
SHARES                                                    MARKET VALUE

OIL & GAS (EXPLORATION & PRODUCTION)-0.7%
       29,800   Anadarko Petroleum Corporation..........  $  1,610,094
       32,900   Apache Corporation......................     1,669,675
                                                          ------------
                                                             3,279,769
                                                          ------------
OIL (INTERNATIONAL INTEGRATED)-1.6%
       81,900   Exxon Mobil Corporation.................     7,153,965
                                                          ------------
POWER PRODUCERS (INDEPENDENT)-0.4%
       24,000   Calpine Corporation*....................       907,200
       42,000   NRG Energy, Inc.*.......................       927,360
                                                          ------------
                                                             1,834,560
                                                          ------------
RETAIL (BUILDING SUPPLIES)-0.5%
       47,000   Home Depot, Inc.........................     2,187,850
                                                          ------------
RETAIL (GENERAL MERCHANDISE)-1.8%
      163,200   Wal-Mart Stores, Inc....................     7,964,160
                                                          ------------
RETAIL (SPECIALTY-APPAREL)-0.3%
       81,300   Intimate Brands, Inc....................     1,225,191
                                                          ------------
SERVICES (ADVERTISING/MARKETING)-0.7%
       38,900   Omnicom Group, Inc......................     3,345,400
                                                          ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.5%
       93,900   Sprint Corporation (PCS Group)*.........     2,267,685
                                                          ------------
TELECOMMUNICATIONS (LONG DISTANCE)-0.5%
       64,310   Williams Communications Group, Inc.*....       189,715
        6,092   WorldCom, Inc.-MCI Group*...............        98,081
      152,300   WorldCom, Inc.-WorldCom Group*..........     2,162,660
                                                          ------------
                                                             2,450,456
                                                          ------------
TELEPHONE-1.8%
       79,998   Qwest Communications
                International, Inc......................     2,549,536
       70,000   SBC Communications, Inc.................     2,804,200
      167,700   TyCom Limited*..........................     2,884,440
                                                          ------------
                                                             8,238,176
                                                          ------------
TRUCKERS-0.5%
       40,600   United Parcel Service, Inc. Class B.....     2,346,680
                                                          ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$311,439,975).....................................   308,257,714
                                                          ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                    MARKET VALUE

----------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-2.9%
COMMUNICATION EQUIPMENT-1.6%
      215,175   Nokia Oyj Sponsored ADR (FI)............  $  4,742,457
      273,700   Nortel Networks Corporation ADR (CA)....     2,487,933
                                                          ------------
                                                             7,230,390
                                                          ------------
COMPUTERS (SOFTWARE & SERVICES)-0.7%
       61,000   Check Point Software Technologies
                Limited ADR (IS)*.......................     3,084,770
                                                          ------------
ELECTRONICS (SEMICONDUCTORS)-0.6%
       42,600   PMC-Sierra, Inc. ADR (CA)*..............     1,323,582
      100,000   Taiwan Semiconductor Manufacturing
                Company Limited Sponsored ADR (TW)*.....     1,519,000
                                                          ------------
                                                             2,842,582
                                                          ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$20,779,340)......................................    13,157,742
                                                          ------------
PRINCIPAL AMOUNT

------------------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-9.6%
COMPUTERS (HARDWARE)-1.1%
 $    5,000,000   Hewlett-Packard Company 7.15%
                  06/15/05................................  $  5,171,998
                                                            ------------
ENTERTAINMENT-1.6%
      6,845,000   Viacom, Inc. 7.75% 06/01/05.............     7,272,170
                                                            ------------
FINANCIAL (DIVERSIFIED)-1.1%
      5,000,000   Toyota Motor Credit Corporation
                  Series MTN 5.65% 01/15/07...............     4,991,450
                                                            ------------
HEALTHCARE (DIVERSIFIED)-1.1%
      5,000,000   Abbott Laboratories 5.625% 07/01/06.....     4,983,550
                                                            ------------
RETAIL (GENERAL MERCHANDISE)-1.1%
      5,000,000   Target Corporation 5.95% 05/15/06.......     5,010,805
                                                            ------------
SERVICES (COMMERCIAL & CONSUMER)-2.0%
      9,000,000   Hertz Corporation 6.50% 05/15/06........     8,958,288
                                                            ------------
TELECOMMUNICATIONS (LONG DISTANCE)-1.6%
      7,000,000   WorldCom, Inc. 7.75% 04/01/07...........     7,214,314
                                                            ------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$47,742,311)........................................    43,602,576
                                                            ------------
GOVERNMENT BONDS (FOREIGN)-1.3%
GOVERNMENT SECURITIES-1.3%
   CAD8,535,000   Province of Quebec 6.50% 12/01/05
                  (CA)....................................     5,747,625
                                                            ------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$5,839,932).........................................     5,747,625
                                                            ------------


------------------------------------------------------------------------
PRINCIPAL AMOUNT                                            MARKET VALUE

U.S. GOVERNMENT SECURITIES-16.8%
U.S. AGENCIES-8.2%
 $   10,000,000   Federal Home Loan Bank 6.50% 11/15/05...  $ 10,392,788
      7,000,000   Federal Home Loan Mortgage Corporation
                  6.645% 03/10/04.........................     7,286,997
      4,000,000   Federal National Mortgage Association
                  6.00% 04/24/06 Callable 04/24/02........     4,019,587
     10,000,000   Federal National Mortgage Association
                  7.125% 06/15/10.........................    10,676,128
      5,000,000   U.S. Small Business Administration
                  Series 10-A 6.64% 02/01/11..............     4,939,150
                                                            ------------
                                                              37,314,649
                                                            ------------
U.S. TREASURY NOTES-8.6%
      4,950,000   U.S. Treasury Note 5.50% 05/15/09.......     4,993,490
     13,000,000   U.S. Treasury Note 6.25% 02/15/07.......    13,708,026
     11,900,000   U.S. Treasury Note 6.50% 05/15/05.......    12,581,748
      7,150,000   U.S. Treasury Note 6.875% 05/15/06......     7,707,987
                                                            ------------
                                                              38,991,251
                                                            ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$69,035,641)........................................    76,305,900
                                                            ------------
PRINCIPAL AMOUNT                                            AMORTIZED COST

--------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-0.9%
CONSUMER FINANCE-0.9%
 $    4,100,000   Household Finance Corporation
                  4.17% 07/02/01..........................   $  4,099,525
                                                             ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$4,099,525)...............................      4,099,525
                                                             ------------
TOTAL INVESTMENTS-99.5%
(COST-$458,936,724).......................................    451,171,082
OTHER ASSETS AND LIABILITIES-0.5%.........................      2,562,672
                                                             ------------
NET ASSETS-100.0%.........................................   $453,733,754
                                                             ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $ 458,936,724
                                                    -------------
Investment securities, at market..................    451,171,082
Cash..............................................      5,349,961
Receivables:
  Investment securities sold......................     25,314,643
  Capital shares sold.............................        490,512
  Dividends and interest..........................      1,510,951
Other assets......................................         44,489
                                                    -------------
    Total Assets..................................    483,881,638
                                                    -------------

LIABILITIES
Payables:
  Investment securities purchased.................     20,396,363
  Capital shares redeemed.........................      9,352,436
  Advisory fees...................................        243,523
  Shareholder servicing fees......................          9,464
  Accounting fees.................................          9,862
  Distribution fees...............................         18,648
  Other...........................................         88,912
  Dividends.......................................         28,676
                                                    -------------
    Total Liabilities.............................     30,147,884
                                                    -------------
Net Assets........................................  $ 453,733,754
                                                    =============

Net Assets--Class A...............................  $   1,107,263
Shares Outstanding--Class A.......................        125,807
Net Asset Value, Redemption Price Per Share.......  $        8.80
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $        9.34

Net Assets--Class B...............................  $   1,399,547
Shares Outstanding--Class B.......................        160,188
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        8.74

Net Assets--Class C...............................  $     364,089
Shares Outstanding--Class C.......................         41,735
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $        8.72

Net Assets--Class F...............................  $ 450,834,367
Shares Outstanding--Class F.......................     51,342,011
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        8.78

Net Assets--Class R...............................  $         861
Shares Outstanding--Class R.......................             98
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $        8.79

Net Assets--Class T...............................  $      27,627
Shares Outstanding--Class T.......................          3,150
Net Asset Value, Redemption Price Per Share.......  $        8.77
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $        9.18

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $   1,214,184
  Interest........................................      5,375,286
  Foreign taxes withheld..........................         (9,043)
                                                    -------------
    Total Investment Income.......................      6,580,427
                                                    -------------
Expenses:
  Advisory fees--Note 2...........................      1,601,350
  Shareholder servicing fees--Note 2..............         58,340
  Accounting fees--Note 2.........................         64,435
  Distribution fees--Note 2.......................        646,421
  Transfer agency fees--Note 2....................        371,433
  Registration fees...............................         24,832
  Postage and mailing expenses....................         21,757
  Custodian fees and expenses--Note 2.............         12,949
  Printing expenses...............................         31,542
  Legal and audit fees............................         25,792
  Directors' fees and expenses....................         15,983
  Other expenses..................................         49,749
                                                    -------------
    Total Expenses................................      2,924,583
    Earnings Credits..............................        (26,918)
    Expense Offset to Broker Commissions..........        (14,601)
                                                    -------------
    Net Expenses..................................      2,883,064
                                                    -------------
  Net Investment Income...........................      3,697,363
                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (26,915,566)
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency
  Transactions....................................      3,321,851
                                                    -------------
Net Realized and Unrealized (Loss) on Investments
and Foreign Currency Transactions.................    (23,593,715)
                                                    -------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $ (19,896,352)
                                                    =============

Purchases of long-term securities.................  $ 254,256,420
Proceeds from sales of long-term securities.......  $ 280,549,038
Purchases of long-term U.S. Government
Obligations.......................................  $  85,850,606
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $ 129,939,570

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS        YEAR
                                              ENDED          ENDED
                                             6/30/01       12/31/00
                                          -------------  -------------
OPERATIONS
Net Investment Income...................  $   3,697,363  $  11,800,227
Net Realized (Loss) from Security
  Transactions..........................    (26,915,566)   (35,546,006)
Net Change in Unrealized
  Appreciation/Depreciation.............      3,321,851    (40,945,222)
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................    (19,896,352)   (64,691,001)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Investment Income
  Class A...............................         (8,108)        (4,609)
  Class B...............................         (5,541)        (4,955)
  Class C...............................         (1,078)          (788)
  Class F...............................     (3,665,140)   (11,785,181)
  Class R...............................             (8)           (18)
  Class T...............................           (168)          (138)
In Excess of Net Investment Income
  Class A...............................              0            (13)
  Class B...............................              0            (14)
  Class C...............................              0             (2)
  Class F...............................              0        (32,980)
  Class R...............................              0              0
  Class T...............................              0              0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A...............................              0         (1,229)
  Class B...............................              0         (1,525)
  Class C...............................              0           (275)
  Class F...............................              0     (1,125,792)
  Class R...............................              0             (2)
  Class T...............................              0            (19)
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................     (3,680,043)   (12,957,540)
                                          -------------  -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                           SIX MONTHS         YEAR
                                              ENDED          ENDED
                                             6/30/01        12/31/00
                                          -------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $   1,210,785  $      833,829
  Class B...............................        493,058       1,153,484
  Class C...............................        262,623         468,584
  Class F...............................    111,410,872     268,435,645
  Class R...............................              0               0
  Class T...............................         21,215           9,602
Reinvested dividends and distributions
  Class A...............................          7,872           4,272
  Class B...............................          4,539           4,233
  Class C...............................            874             686
  Class F...............................      3,614,117      12,769,079
  Class R...............................              8               2
  Class T...............................            111              12
                                          -------------  --------------
                                            117,026,074     283,679,428
Cost of shares redeemed
  Class A...............................       (774,818)        (56,344)
  Class B...............................        (61,811)        (46,678)
  Class C...............................        (64,696)       (265,369)
  Class F...............................   (193,376,693)   (706,927,235)
  Class R...............................              0               0
  Class T...............................         (3,000)              0
                                          -------------  --------------
                                           (194,281,018)   (707,295,626)
                                          -------------  --------------
Net (Decrease) from Capital Share
  Transactions..........................    (77,254,944)   (423,616,198)
                                          -------------  --------------
Net (Decrease) in Net Assets............   (100,831,339)   (501,264,739)

NET ASSETS
  Beginning of period...................  $ 554,565,093  $1,055,829,832
                                          -------------  --------------
  End of period.........................  $ 453,733,754  $  554,565,093
                                          =============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $ 586,288,558  $  663,543,502
Accumulated undistributed (distribution
  in excess of) net investment income...        (13,285)        (30,605)
Accumulated undistributed net realized
  (loss) from security transactions.....   (124,767,056)    (97,851,490)
Unrealized (depreciation) on investments
  and foreign currency transactions.....     (7,774,463)    (11,096,314)
                                          -------------  --------------
Total...................................  $ 453,733,754  $  554,565,093
                                          =============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS A SHARES
Net Asset Value, beginning of period....       $ 9.24             $ 10.47
Income from investment operations:
    Net investment income...............         0.08                0.13
    Net (losses) on securities (both
      realized and unrealized)..........        (0.45)              (1.18)
                                               ------             -------
        Total from investment
          operations....................        (0.37)              (1.05)
Less distributions:
    From net investment income+.........        (0.07)              (0.16)
    From net realized gains.............         0.00               (0.02)
                                               ------             -------
        Total distributions.............        (0.07)              (0.18)
Net Asset Value, end of period..........       $ 8.80             $  9.24
                                               ======             =======
Total Return/Ratios
    Total return*.......................        (3.99%)            (10.21%)
    Net assets, end of period (in
      thousands)........................       $1,107             $   699
    Net expenses to average net
      assets#...........................         1.09%**             1.20%
    Gross expenses to average net
      assets#...........................         1.10%**             1.23%
    Net investment income to average net
      assets............................         1.44%**             1.48%
    Portfolio turnover rate@............          106%                126%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS B SHARES
Net Asset Value, beginning of period....       $ 9.18             $ 10.47
Income from investment operations:
    Net investment income...............         0.04                0.10
    Net (losses) on securities (both
      realized and unrealized)..........        (0.44)              (1.24)
                                               ------             -------
        Total from investment
          operations....................        (0.40)              (1.14)
Less distributions:
    From net investment income+.........        (0.04)              (0.13)
    From net realized gains.............         0.00               (0.02)
                                               ------             -------
        Total distributions.............        (0.04)              (0.15)
Net Asset Value, end of period..........       $ 8.74             $  9.18
                                               ======             =======
Total Return/Ratios
    Total return*.......................        (4.35%)            (11.06%)
    Net assets, end of period (in
      thousands)........................       $1,400             $ 1,008
    Net expenses to average net
      assets#...........................         1.85%**             1.93%
    Gross expenses to average net
      assets#...........................         1.86%**             1.96%
    Net investment income to average net
      assets............................         0.67%**             0.71%
    Portfolio turnover rate@............          106%                126%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS C SHARES
Net Asset Value, beginning of period....       $ 9.17             $ 10.47
Income from investment operations:
    Net investment income...............         0.03                0.10
    Net (losses) on securities (both
      realized and unrealized)..........        (0.44)              (1.28)
                                               ------             -------
        Total from investment
          operations....................        (0.41)              (1.18)
Less distributions:
    From net investment income+.........        (0.04)              (0.10)
    From net realized gains.............         0.00               (0.02)
                                               ------             -------
        Total distributions.............        (0.04)              (0.12)
Net Asset Value, end of period..........       $ 8.72             $  9.17
                                               ======             =======
Total Return/Ratios
    Total return*.......................        (4.46%)            (11.36%)
    Net assets, end of period (000s)....       $  364             $   174
    Net expenses to average net
      assets#...........................         1.85%**             1.86%
    Gross expenses to average net
      assets#...........................         1.86%**             1.88%
    Net investment income to average net
      assets............................         0.62%**             0.76%
    Portfolio turnover rate@............          106%                126%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                              SIX MONTHS                           YEAR ENDED DECEMBER 31,
                                ENDED        -------------------------------------------------------------------
                            JUNE 30, 2001       2000          1999           1998          1997         1996
                           ----------------  -----------  -------------  -------------  -----------  -----------
CLASS F SHARES
Net Asset Value,
  beginning of period....          9.22       $  10.47     $    12.19     $    11.35     $  10.61     $   9.58
Income from investment
  operations:
    Net investment
      income.............          0.07           0.15           0.32           0.30         0.29         0.28
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........         (0.44)         (1.23)         (0.61)          1.27         1.48         1.50
                               --------       --------     ----------     ----------     --------     --------
        Total from
          investment
          operations.....         (0.37)         (1.08)         (0.29)          1.57         1.77         1.78
Less distributions:
    From net investment
      income+............         (0.07)         (0.15)         (0.32)         (0.30)       (0.30)       (0.27)
    From net realized
      gains..............          0.00           0.00          (0.45)         (0.43)       (0.73)       (0.48)
    In excess of net
      realized gains.....          0.00          (0.02)         (0.66)          0.00         0.00         0.00
                               --------       --------     ----------     ----------     --------     --------
        Total
         distributions...         (0.07)         (0.17)         (1.43)         (0.73)       (1.03)       (0.75)
Net Asset Value, end of
  period.................      $   8.78       $   9.22     $    10.47     $    12.19     $  11.35     $  10.61
                               ========       ========     ==========     ==========     ========     ========
Total Return/Ratios
    Total return.........         (4.03%)       (10.44%)        (2.22%)        13.96%       16.90%       18.76%
    Net assets, end of
      period (000s)......      $450,834       $552,675     $1,055,825     $1,244,221     $942,690     $394,896
    Net expenses to
      average net
      assets#............          1.12%**        1.07%          0.97%          0.99%        0.99%        1.10%
    Gross expenses to
      average net
      assets#............          1.13%**        1.08%          0.98%          1.00%        1.01%        1.12%
    Net investment income
      to average net
      assets.............          1.44%**        1.41%          2.64%          2.51%        2.77%        3.09%
    Portfolio turnover
      rate@..............           106%           126%           218%           211%         203%         146%

  + Distributions in excess of net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS R SHARES
Net Asset Value, beginning of period....       $ 9.22             $ 10.47
Income from investment operations:
    Net investment income...............         0.08                0.18
    Net (losses) on securities (both
     realized and unrealized)...........        (0.43)              (1.23)
                                               ------             -------
        Total from investment
         operations.....................        (0.35)              (1.05)
Less distributions:
    From net investment income+.........        (0.08)              (0.18)
    From net realized gains.............         0.00               (0.02)
                                               ------             -------
        Total distributions.............        (0.08)              (0.20)
Net Asset Value, end of period..........       $ 8.79             $  9.22
                                               ======             =======
Total Return/Ratios
    Total return........................        (3.77%)            (10.18%)
    Net assets, end of period (000s)....       $    1             $     1
    Net expenses to average net
     assets#............................         0.82%**             0.80%
    Gross expenses to average net
     assets#............................         0.82%**             0.81%
    Net investment income to average net
     assets.............................         1.71%**             1.71%
    Portfolio turnover rate@............          106%                126%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS T SHARES
Net Asset Value, beginning of period....       $ 9.21             $ 10.47
Income from investment operations:
    Net investment income...............         0.06                0.12
    Net (losses) on securities (both
      realized and unrealized)..........        (0.44)              (1.22)
                                               ------             -------
        Total from investment
          operations....................        (0.38)              (1.10)
Less distributions:
    From net investment income+.........        (0.06)              (0.14)
    From net realized gains.............         0.00               (0.02)
                                               ------             -------
        Total distributions.............        (0.06)              (0.16)
Net Asset Value, end of period..........       $ 8.77             $  9.21
                                               ======             =======
Total Return/Ratios
    Total return*.......................        (4.08%)            (10.67%)
    Net assets, end of period (000s)....       $   28             $     9
    Net expenses to average net
      assets#...........................         1.35%**             1.30%
    Gross expenses to average net
      assets#...........................         1.36%**             1.32%
    Net investment income to average net
      assets............................         1.07%**             1.22%
    Portfolio turnover rate@............          106%                126%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $663 during the six months ended
June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $1,426 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $1,300, $1,518, $297, and $25, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $4,552, $892, $640,952, and $25, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers.......................  $80,110,281
Post-October Capital Loss Deferral................  $ 6,045,464
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $468,342,827
Unrealized Appreciation...........................  $30,092,861
Unrealized (Depreciation).........................  $(47,264,606)
Net (Depreciation)................................  $(17,171,745)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS       YEAR
                                             ENDED        ENDED
                                            6/30/01      12/31/00
                                          -----------  ------------
CLASS A
      Shares sold.......................      132,695        80,664
      Shares issued for dividends
        reinvested......................          923           457
      Shares redeemed...................      (83,436)       (5,592)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       50,182        75,529
CLASS B
      Shares sold.......................       56,867       113,881
      Shares issued for dividends
        reinvested......................          538           453
      Shares redeemed...................       (7,068)       (4,579)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       50,337       109,755
CLASS C
      Shares sold.......................       29,808        45,321
      Shares issued for dividends
        reinvested......................          102            70
      Shares redeemed...................       (7,108)      (26,554)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       22,802        18,837

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)


                                          SIX MONTHS       YEAR
                                             ENDED        ENDED
                                            6/30/01      12/31/00
                                          -----------  ------------
CLASS F
      Shares sold.......................   12,540,316    25,809,428
      Shares issued for dividends
        reinvested......................      426,140     1,245,878
      Shares redeemed...................  (21,579,973)  (67,984,700)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................   (8,613,517)  (40,929,394)
CLASS R
      Shares sold.......................            0             0
      Shares issued for dividends
        reinvested......................            1             1
      Shares redeemed...................            0             0
      NET INCREASE IN SHARES
        OUTSTANDING.....................            1             1
CLASS T
      Shares sold.......................        2,468           905
      Shares issued for dividends
        reinvested......................           13             1
      Shares redeemed...................         (333)            0
      NET INCREASE IN SHARES
        OUTSTANDING.....................        2,148           906

                              FOR MORE INFORMATION


                                        DREYFUS FOUNDERS
                                        BALANCED FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
BY TELEPHONE
Call your financial                     Dreyfus Transfer, Inc.
representative or                       P.O. Box 9671
1-800-554-4611                          Providence, RI  02940

BY MAIL Write to:                       DISTRIBUTOR
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard             Dreyfus Service Corporation
Uniondale, NY  11556-0144               200 Park Avenue
                                        New York, NY  10166



Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                  086SA0601

DREYFUS FOUNDERS
DISCOVERY FUND

SEMIANNUAL REPORT
JUNE 30, 2001

DISCOVERY FUND IS CLOSED TO NEW INVESTORS.
PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION.







                           DREYFUS FOUNDERS FUNDS(R)
                             THE GROWTH SPECIALISTS

TABLE OF CONTENTS

About this Report                                        3
A Message from Founders' President                       4
Management Overview                                      6
Statement of Investments                                12
Statement of Assets and Liabilities                     17
Statement of Operations                                 19
Statements of Changes in Net Assets                     20
Financial Highlights                                    22
Notes to Financial Statements                           28
Understanding Financial Highlights                      34


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS
The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

         AU       Australia
         BE       Belgium
         BR       Brazil
         CA       Canada
         CN       China
         DE       Denmark
         FI       Finland
         FR       France
         GE       Germany
         HK       Hong Kong
         IE       Ireland
         IN       India
         IS       Israel
         IT       Italy
         JA       Japan
         KR       South Korea
         LU       Luxembourg
         MX       Mexico
         NE       Netherlands
         NW       Norway
         PT       Portugal
         SG       Singapore
         SP       Spain
         SW       Sweden
         SZ       Switzerland
         TH       Thailand
         TW       Taiwan
         UK       United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--  NOT FDIC-INSURED  --  NOT BANK-GUARANTEED  --  MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific securities indexes. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

The Fund's performance will no longer be compared to the Lipper Small-Cap Growth Fund Index or the Consumer Price Index. The other indexes presented more accurately reflect the Fund's investment strategy. For your information, we have included both indexes.

-- The Russell 2000 Index is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

-- The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

-- The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

-- The Lipper Small-Cap Growth Fund Index is an average of the performance of the 30 largest small-cap growth funds tracked by Lipper Inc.

-- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

   [Photo]
RICHARD W. SABO

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

Many investors during the half-in the U.S. and abroad-felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%-its lowest level since April 1994. Some central banks around the world followed suit.

Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies-a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches he used to cope with this challenging market, and discusses how he has positioned the Fund for the future. We hope you find his comments informative and insightful as you take the time to review your own investment plan.

There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER ROB AMMANN, CFA

[Photo]

HOW DID THE DISCOVERY FUND PERFORM
OVER THE PERIOD?

Despite a very strong showing in the second quarter, the Discovery Fund was down for the half, underperforming the average small-capitalization growth fund. By comparison, the benchmark Russell 2000 Growth Index posted a marginally positive return and the Russell 2000 Index gained 6.85%.

The first half was dominated by a tug-of-war between the economy and the Federal Reserve. What began in 2000 as a correction in technology stocks now blossomed into a broad downturn as businesses severely curtailed their spending plans. When it became clear that even the market's largest and strongest companies (such as Cisco Systems, which was not a Fund holding on June 30, 2001) were feeling the pinch, the word "recession" was on everyone's minds.

The Fed (whose short-term interest rate hikes in 1999 and 2000 may have resulted in the economy overshooting its "soft landing" target) acted quickly and aggressively, lowering the key short-term Federal Funds rate six times in six months. The market generally reacted quite positively to these moves, but these rays of sunshine were all too fleeting. It was not until late in the second quarter that the market, thanks to some better-than-expected economic news, saw some return to stability.

FUND AT A GLANCE

This fund invests primarily in common stocks of small-cap, rapidly growing U.S. companies with market capitalizations of less than $2.2 billion.

WHAT IMPACT DID INVESTOR SENTIMENT HAVE ON THE FUND'S PERFORMANCE?

In uncertain times, investors seek shelter. In the first half, this translated into an investor preference for more defensively oriented value stocks at the expense of growth companies, such as those favored by the Discovery Fund. While this phenomenon was visible at all capitalization levels, it was particularly pronounced in the small-cap arena: the Russell 2000 Value Index rose 12.72% for the six months ended June 30, while its companion Russell 2000 Growth Index gained only 0.04% for the period.

The market's appetite for defensive issues led many investors to explore healthcare stocks, which are considered to be relatively immune to the ups and downs of the economy. Small-cap growth stocks from this sector had mixed performance during the reporting period. While the Discovery Fund was overweight in healthcare stocks (vs. the Russell 2000 Growth Index) for much of the half, this component of the Fund's portfolio underperformed the healthcare portion of the index because we did not have much exposure to biotechnology stocks, the best-performing segment of this sector in the second quarter.

[PIE CHART]

PORTFOLIO COMPOSITION
23.51%        Technology
20.90%        Consumer Cyclicals
19.09%        Healthcare
12.11%        Capital Goods
7.42%         Consumer Staples
4.62%         Energy
2.21%         Transportation
0.93%         Communication Services
0.58%         Financials
8.63%         Cash & Equivalents

We have been careful in our selection of biotech companies because we view many of them as "concept stocks," whose movements are based more on news and psychology than on actual earnings growth potential. Rather than take a short-term perspective, we look carefully at what we believe are a company's long-term prospects. While our underweighting in biotech hurt our short-term performance, we believe our approach to this area was sensible.

We were also hurt by disappointing news from some individual healthcare companies. For example, ALBANY MOLECULAR RESEARCH (0.91% of the Fund on June 30, 2001) declined in June on the news that the Food and Drug Administration might force Allegra, an antihistamine on which Albany collects a royalty, to be sold over the counter without a prescription; this would likely lead to a drop in this segment of Albany's revenues.


[Chart]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery
Fund on 6/30/91 to a $10,000 investment made in securities indexes on that date. All dividends and capital gain distributions are reinvested. On
December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

HOW DID THE FUND APPROACH THE DIFFICULT AREA OF TECHNOLOGY STOCKS?

Technology was a problematic sector in the first half of the year. In the wake of the Federal Reserve's first interest rate cut in early January, investors seemed to recover some of their taste for technology issues, and many of our technology holdings rose. But we were skeptical, despite the short-term surge. We were simply not seeing the kind of strong earnings growth potential we felt tech companies would need in order to break out of their slump.

So when it became clear in February that the Federal Reserve's aggressive rate-cutting wasn't dampening economic uncertainty, we made the decision to reduce our weighting in the tech sector. We took a strictly bottom-up approach to this, trimming companies we felt were most at risk for disappointing earnings and retaining those whose fundamentals were still strong. For much of the half, the Fund was underweight in technology stocks relative to the Russell 2000 Growth Index.


AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS                        YEAR-TO-       1        5       10        SINCE
(INCEPTION DATE)              DATE+        YEAR     YEARS   YEARS    INCEPTION
CLASS A SHARES 12/31/99
  With sales charge (5.75%)  (13.14%)    (33.83%)     -        -      (13.98%)
  Without sales charge        (7.84%)    (29.80%)     -        -      (10.52%)
CLASS B SHARES 12/31/99
  With redemption*           (11.85%)    (33.13%)     -        -      (13.00%)
  Without redemption          (8.17%)    (30.34%)     -        -      (11.21%)
CLASS C SHARES 12/31/99
  With redemption**           (9.12%)    (30.34%)     -        -      (11.19%)
  Without redemption          (8.20%)    (30.34%)     -        -      (11.19%)
CLASS F SHARES 12/31/89       (7.86%)    (29.85%)   16.36%   18.23%    18.79%
CLASS R SHARES 12/31/99       (7.71%)    (29.63%)     -        -      (10.31%)
CLASS T SHARES 12/31/99
  With sales charge (4.50%)  (12.06%)    (33.09%)     -        -      (13.42%)
  Without sales charge        (7.93%)    (29.95%)     -        -      (10.73%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

+Total return is not annualized.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

This proved to be a mixed blessing, as the market's mood toward technology changed from month to month. April saw a strong rebound for the sector in which our "leaner and meaner" technology component performed exceptionally well; unfortunately, uncertainty in May about overall economic prospects resulted in a decline for many of these same issues. As an illustration, our position in EMCORE CORPORATION (a semiconductor company; 0.97% of the Fund) rose nearly 65% in April, only to drop more than 20% in May.

As the half ended, it seemed that investors had regained some of their confidence in the sector's potential, thanks both to the Fed and more encouraging economic news. In the second quarter, we saw some strong performance from select communications equipment stocks, particularly SONICWALL, INC. (2.26% of the Fund), which has demonstrated a strong operational ability to navigate effectively through the difficult capital spending environment of their customers. But this rebound has not given us any false confidence-going forward, we will remain as vigilant as ever for signs of slowing among our technology holdings.

IN A MARKET DOMINATED BY QUESTIONS ABOUT TECHNOLOGY, WHAT OTHER AREAS WERE ATTRACTIVE?

There was great concern in the first half that an overall economic slowdown might cause consumers to rein in their spending on nonessential items, and that this would dampen the prospects for companies in the consumer cyclical

LARGEST EQUITY HOLDINGS
    1.  CYTYC Corporation                                   2.73%
    2.  Rent-A-Center, Inc.                                 2.65%
    3.  Taro Pharmaceutical Industries Limited ADR          2.63%
    4.  Insight Enterprises, Inc.                           2.27%
    5.  SonicWALL, Inc.                                     2.26%
    6.  The Shaw Group, Inc.                                2.05%
    7.  Professional Detailing, Inc.                        1.93%
    8.  Accredo Health, Inc.                                1.93%
    9.  Hotel Reservations Network, Inc.                    1.84%
   10.  CEC Entertainment, Inc.                             1.76%

area. However, throughout much of the half there was very limited evidence for slowing consumer spending. In fact, consumer cyclical stocks comprised the best-performing sector of the Russell 2000 Growth Index during the first half.

The Fund had a substantial exposure to this sector, and careful stock selection was a boon to performance. We were particularly pleased with our holdings in electronics retailers ULTIMATE ELECTRONICS INC. (0.57% of the Fund) and TWEETER HOME ENTERTAINMENT GROUP (0.87% of the Fund).

HOW HAVE YOU PREPARED THE FUND FOR THE REMAINDER OF THE YEAR?

Going forward, our strongest ally may be the kind of research-intensive, bottom-up approach to portfolio management that helped us weather a difficult first half. By focusing our efforts on technology companies with improving business prospects, for example, we were able to benefit from some strong performers while reducing our exposure to potential earnings disappointments. And our belief in the value of meeting face-to-face with company management teams helped us identify other small companies with strong earnings visibility.

It is difficult to know where the market may be headed in the months to come. While this uncertainty continues, we will remain focused on finding companies whose strong fundamentals and earnings visibility may help them rise above their peers and attract the market's interest.

/s/ Robert Ammann

Robert Ammann, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                       MARKET VALUE

---------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-87.5%
BANKS (REGIONAL)-0.6%
     238,265      Southwest Bancorporation of
                  Texas, Inc.*............................  $    7,197,980
                                                            --------------
BIOTECHNOLOGY-2.2%
     196,087      Celgene Corporation*....................       5,657,110
     176,080      Cephalon, Inc...........................      12,413,640
     109,450      Medarex, Inc.*..........................       2,572,075
      49,350      Myriad Genetics, Inc.*..................       3,124,837
      65,750      OSI Pharmaceuticals, Inc.*..............       3,457,793
                                                            --------------
                                                                27,225,455
                                                            --------------
BROADCASTING (TV, RADIO & CABLE)-1.8%
     568,400      Mediacom Communications Corporation*....      10,037,944
     582,975      Radio One, Inc. Class D*................      12,854,599
                                                            --------------
                                                                22,892,543
                                                            --------------
COMMUNICATION EQUIPMENT-7.3%
   2,125,722      DMC Stratex Networks, Inc.*.............      21,257,220
     702,845      Harris Corporation......................      19,124,412
   1,336,952      REMEC, Inc.*............................      16,578,205
     250,900      Sawtek, Inc.*...........................       5,903,677
   1,110,195      SonicWALL, Inc.*........................      27,988,016
                                                            --------------
                                                                90,851,530
                                                            --------------
COMPUTERS (PERIPHERALS)-1.1%
     596,060      Novatel Wireless, Inc.*.................       1,210,002
     753,925      Secure Computing Corporation*...........      11,844,162
                                                            --------------
                                                                13,054,164
                                                            --------------
COMPUTERS (SOFTWARE & SERVICES)-6.7%
     209,375      BARRA, Inc.*............................       8,496,437
     770,355      Documentum, Inc.*.......................       9,952,987
     382,100      Eclipsys Corporation*...................       9,170,400
     187,000      Informatica Corporation*................       3,246,320
     107,180      Internet Security Systems, Inc.*........       5,204,661
     285,425      IntraNet Solutions, Inc.*...............      10,860,421
     282,770      Macrovision Corporation*................      19,369,745
     150,150      Netegrity, Inc.*........................       4,504,500
     460,650      Seebeyond Technology Corporation*.......       7,324,335
     174,735      WebEx Communications, Inc.*.............       4,658,435
                                                            --------------
                                                                82,788,241
                                                            --------------
DISTRIBUTORS (FOOD & HEALTH)-1.2%
     125,120      Patterson Dental Company*...............       4,128,960
     371,870      Performance Food Group Company*.........      11,241,630
                                                            --------------
                                                                15,370,590
                                                            --------------


---------------------------------------------------------------------------
SHARES                                                      MARKET VALUE

ELECTRICAL EQUIPMENT-1.2%
     576,525      DDI Corporation*........................  $   11,530,500
     249,910      Proton Energy Systems, Inc.*............       2,998,920
                                                            --------------
                                                                14,529,420
                                                            --------------
ELECTRONICS (INSTRUMENTATION)-1.6%
     174,515      FEI Company*............................       7,155,115
     431,805      Ixia*...................................       8,204,295
     151,765      MKS Instruments, Inc.*..................       4,370,832
                                                            --------------
                                                                19,730,242
                                                            --------------
ELECTRONICS (SEMICONDUCTORS)-3.3%
     661,399      AXT, Inc.*..............................      17,659,353
     248,100      Centillium Communications, Inc.*........       6,137,994
     210,650      Cree, Inc.*.............................       5,507,444
     545,875      Microtune, Inc.*........................      12,009,250
                                                            --------------
                                                                41,314,041
                                                            --------------
ENGINEERING & CONSTRUCTION-3.2%
     433,175      Dycom Industries, Inc.*.................       9,932,703
     136,225      Jacobs Engineering Group, Inc.*.........       8,885,957
     417,050      MasTec, Inc.*...........................       5,505,060
     671,872      Quanta Services, Inc.*..................      14,808,059
                                                            --------------
                                                                39,131,779
                                                            --------------
EQUIPMENT (SEMICONDUCTORS)-2.5%
      59,545      Brooks Automation, Inc.*................       2,745,025
     389,572      EMCORE Corporation*.....................      11,979,339
     363,075      Mattson Technology, Inc.*...............       6,346,551
     261,120      PRI Automation, Inc.*...................       4,837,248
     250,680      Therma-Wave, Inc.*......................       4,780,468
                                                            --------------
                                                                30,688,631
                                                            --------------
FOOTWEAR-0.5%
     141,410      Timberland Company Class A*.............       5,587,109
                                                            --------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-2.3%
     108,175      Alpharma, Inc...........................       2,947,769
      91,225      CIMA Labs, Inc.*........................       7,161,163
     349,761      Medicis Pharmaceutical Corporation*.....      18,537,333
                                                            --------------
                                                                28,646,265
                                                            --------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.7%
     365,695      Sicor, Inc.*............................       8,447,555
                                                            --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                      MARKET VALUE

---------------------------------------------------------------------------

HEALTHCARE (HOSPITAL MANAGEMENT)-2.9%
     405,300      Community Health Systems, Inc.*.........  $   11,956,350
     383,650      LifePoint Hospitals, Inc.*..............      16,988,022
     180,050      Province Healthcare Company*............       6,353,965
                                                            --------------
                                                                35,298,337
                                                            --------------
HEALTHCARE (MANAGED CARE)-0.6%
     325,050      First Health Group Corporation*.........       7,840,206
                                                            --------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-3.0%
     408,315      Align Technology, Inc.*.................       3,201,190
   1,465,180      CYTYC Corporation*......................      33,772,399
                                                            --------------
                                                                36,973,589
                                                            --------------
HEALTHCARE (SPECIALIZED SERVICES)-4.8%
     642,978      Accredo Health, Inc.*...................      23,912,352
     296,362      Albany Molecular Research, Inc.*........      11,264,720
     260,130      Professional Detailing, Inc.*...........      23,931,960
                                                            --------------
                                                                59,109,032
                                                            --------------
HOMEBUILDING-0.1%
      70,820      Odyssey Re Holdings Corporation*........       1,279,717
                                                            --------------
LEISURE TIME (PRODUCTS)-0.8%
     449,135      Garmin Limited*.........................      10,262,735
                                                            --------------
LODGING-HOTELS-1.8%
     488,625      Hotel Reservations Network, Inc.*.......      22,735,721
                                                            --------------
MACHINERY (DIVERSIFIED)-0.0%
      17,710      Global Power Equipment Group, Inc.*.....         518,903
                                                            --------------
MANUFACTURING (DIVERSIFIED)-0.6%
     224,975      Stewart & Stevenson Services, Inc.......       7,424,175
                                                            --------------
MANUFACTURING (SPECIALIZED)-1.5%
     242,535      AstroPower, Inc.*.......................      12,645,775
     167,050      Insituform Technologies, Inc.
                  Class A*................................       6,097,325
                                                            --------------
                                                                18,743,100
                                                            --------------
METAL FABRICATORS-3.6%
     516,335      Lone Star Technologies, Inc.*...........      18,691,327
     633,710      Shaw Group, Inc.*.......................      25,411,771
                                                            --------------
                                                                44,103,098
                                                            --------------
OIL & GAS (DRILLING & EQUIPMENT)-3.6%
     360,825      Cal Dive International, Inc.*...........       8,876,295
     267,035      Hanover Compressor Company*.............       8,836,188
     324,755      National-Oilwell, Inc.*.................       8,703,434
     123,035      Patterson-UTI Energy, Inc.*.............       2,198,635
     360,495      Superior Energy Services, Inc.*.........       2,847,911
     455,725      Veritas DGC, Inc.*......................      12,646,369
                                                            --------------
                                                                44,108,832
                                                            --------------


---------------------------------------------------------------------------
SHARES                                                      MARKET VALUE

RESTAURANTS-3.0%
     442,200      CEC Entertainment, Inc.*................  $   21,822,570
     860,800      Ruby Tuesday, Inc.......................      14,719,680
                                                            --------------
                                                                36,542,250
                                                            --------------
RETAIL (BUILDING SUPPLIES)-1.0%
     192,880      Fastenal Company........................      11,954,702
                                                            --------------
RETAIL (COMPUTERS & ELECTRONICS)-5.1%
     306,367      CDW Computer Centers, Inc.*.............      12,165,834
   1,145,295      Insight Enterprises, Inc.*..............      28,059,728
     150,300      Tech Data Corporation*..................       5,014,008
     306,550      Tweeter Home Entertainment
                  Group, Inc.*............................      10,821,215
     217,580      Ultimate Electronics, Inc.*.............       7,053,944
                                                            --------------
                                                                63,114,729
                                                            --------------
RETAIL (DRUG STORES)-0.9%
     335,370      Duane Reade, Inc.*......................      10,899,525
                                                            --------------
RETAIL (FOOD CHAINS)-0.5%
     225,700      Whole Foods Market, Inc.*...............       6,116,470
                                                            --------------
RETAIL (SPECIALTY APPAREL)-1.0%
     345,190      American Eagle Outfitters, Inc.*........      12,164,496
                                                            --------------
RETAIL (SPECIALTY)-0.8%
     334,825      Cost Plus, Inc.*........................      10,044,750
                                                            --------------
SERVICES (COMMERCIAL & CONSUMER)-9.8%
     546,785      Braun Consulting, Inc.*.................       4,401,619
     362,525      Corinthian Colleges, Inc.*..............      17,064,052
     346,929      Corporate Executive Board Company*......      14,571,018
     392,410      Education Management Corporation*.......      15,716,021
     348,830      ITT Educational Services, Inc.*.........      15,697,350
     476,958      Management Network Group, Inc.*.........       2,909,444
     210,990      Maximus, Inc.*..........................       8,458,589
     623,300      Rent-A-Center, Inc.*....................      32,785,580
     199,450      Strayer Education, Inc..................       9,723,188
                                                            --------------
                                                               121,326,861
                                                            --------------
SERVICES (COMPUTER SYSTEMS)-1.0%
     290,700      Keane, Inc.*............................       6,395,400
     258,286      Titan Corporation*......................       5,914,749
                                                            --------------
                                                                12,310,149
                                                            --------------
TELECOMMUNICATIONS (LONG DISTANCE)-0.9%
     367,560      Illuminet Holdings, Inc.*...............      11,559,762
                                                            --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                      MARKET VALUE

---------------------------------------------------------------------------

TRUCKERS-2.2%
     640,800      C.H. Robinson Worldwide, Inc............  $   17,871,912
     142,565      CNF, Inc................................       4,027,461
     186,190      USFreightways Corporation...............       5,492,605
                                                            --------------
                                                                27,391,978
                                                            --------------
WASTE MANAGEMENT-1.8%
     321,040      Stericycle, Inc.*.......................      15,072,828
     198,125      Waste Connections, Inc.*................       7,132,500
                                                            --------------
                                                                22,205,328
                                                            --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$1,032,270,076).....................................   1,081,483,990
                                                            --------------

COMMON STOCKS (FOREIGN)-3.9%
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-2.6%
     371,600      Taro Pharmaceutical Industries Limited
                  ADR (IS)*...............................      32,537,296
                                                            --------------
MANUFACTURING (SPECIALIZED)-0.2%
      81,675      Optimal Robotics Corporation ADR
                  (CA)*...................................       3,103,650
                                                            --------------
OIL & GAS (DRILLING & EQUIPMENT)-1.1%
     696,475      Core Laboratories NV ADR (NE)*..........      13,058,906
                                                            --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$46,721,646)........................................      48,699,852
                                                            --------------

PRINCIPAL AMOUNT                                                                    AMORTIZED COST

--------------------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-8.5%
ALUMINUM-3.1%
$38,400,000                               Alcoa, Inc. 3.82% 07/03/01..............  $   38,391,850
                                                                                    --------------
INSURANCE (MULTI-LINE)-3.2%
 40,000,000                               Prudential Funding LLC 3.75% 07/02/01...      39,995,834
                                                                                    --------------
OIL (DOMESTIC INTEGRATED)-2.2%
 27,200,000                               Texaco, Inc. 3.90% 07/05/01.............      27,188,214
                                                                                    --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$105,575,898).....................................................     105,575,898
                                                                                    --------------
TOTAL INVESTMENTS-99.9%
(COST-$1,184,567,620).............................................................   1,235,759,740
OTHER ASSETS AND LIABILITIES-0.1%.................................................       1,154,560
                                                                                    --------------
NET ASSETS-100.0%.................................................................  $1,236,914,300
                                                                                    ==============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost....................    $  1,184,567,620
                                                      ----------------
Investment securities, at market..................       1,235,759,740
Cash..............................................           4,702,575
Receivables:
  Investment securities sold......................          10,317,509
  Capital shares sold.............................           2,764,044
  Dividends.......................................              49,417
Other assets......................................             211,748
                                                      ----------------
    Total Assets..................................       1,253,805,033
                                                      ----------------

LIABILITIES
Payables:
  Investment securities purchased.................          14,432,074
  Capital shares redeemed.........................             785,633
  Advisory fees...................................             765,780
  Shareholder servicing fees......................              78,418
  Accounting fees.................................              24,774
  Distribution fees...............................             297,906
  Other...........................................             506,148
                                                      ----------------
    Total Liabilities.............................          16,890,733
                                                      ----------------
Net Assets........................................    $  1,236,914,300
                                                      ================

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (UNAUDITED) (CONTINUED)

Net Assets--Class A...............................  $ 135,278,823
Shares Outstanding--Class A.......................      4,217,850
Net Asset Value, Redemption Price Per Share.......  $       32.07
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $       34.03

Net Assets--Class B...............................  $  44,196,829
Shares Outstanding--Class B.......................      1,395,131
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       31.68

Net Assets--Class C...............................  $  22,208,290
Shares Outstanding--Class C.......................        700,700
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       31.69

Net Assets--Class F...............................  $ 986,184,581
Shares Outstanding--Class F.......................     30,794,777
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       32.02

Net Assets--Class R...............................  $  46,241,661
Shares Outstanding--Class R.......................      1,436,414
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       32.19

Net Assets--Class T...............................  $   2,804,116
Shares Outstanding--Class T.......................         87,779
Net Asset Value, Redemption Price Per Share.......  $       31.95
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $       33.45

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $    380,889
  Interest........................................     4,441,919
                                                    ------------
    Total Investment Income.......................     4,822,808
                                                    ------------
Expenses:
  Advisory fees--Note 2...........................     4,649,711
  Shareholder servicing fees--Note 2..............       474,641
  Accounting fees--Note 2.........................       148,412
  Distribution fees--Note 2.......................     1,437,990
  Transfer agency fees--Note 2....................       331,987
  Registration fees...............................       134,452
  Postage and mailing expenses....................        49,760
  Custodian fees and expenses--Note 2.............        23,042
  Printing expenses...............................        74,019
  Legal and audit fees............................        36,933
  Directors' fees and expenses....................        34,585
  Other expenses..................................        19,589
                                                    ------------
    Total Expenses................................     7,415,121
    Earnings Credits..............................       (83,873)
    Expense Offset to Broker Commissions..........        (7,872)
                                                    ------------
    Net Expenses..................................     7,323,376
                                                    ------------
  Net Investment (Loss)...........................    (2,500,568)
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....  (142,690,439)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................    39,275,180
                                                    ------------
    Net Realized and Unrealized (Loss) on
    Investments and Foreign Currency
    Transactions..................................  (103,415,259)
                                                    ------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $(105,915,827)
                                                    ============

Purchases of long-term securities.................  $691,177,338
Proceeds from sales of long-term securities.......  $611,325,756
Purchases of long-term U.S. Government
Obligations.......................................  $          0
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $          0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS        YEAR
                                              ENDED          ENDED
                                             6/30/01       12/31/00
                                          -------------  -------------
OPERATIONS
Net Investment (Loss)...................  $  (2,500,568) $  (5,797,629)
Net Realized Gain (Loss) from Security
  Transactions..........................   (142,690,439)    39,750,142
Net Change in Unrealized
  Appreciation/Depreciation.............     39,275,180   (245,623,220)
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (105,915,827)  (211,670,707)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................              0     (9,149,128)
  Class B...............................              0     (3,612,474)
  Class C...............................              0     (1,834,904)
  Class F...............................              0    (73,388,820)
  Class R...............................              0       (324,533)
  Class T...............................              0       (131,093)
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................              0    (88,440,952)
                                          -------------  -------------

                                            SIX MONTHS         YEAR
                                              ENDED           ENDED
                                             6/30/01         12/31/00
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $   67,082,933  $  276,460,454
  Class B...............................       1,654,185      68,247,217
  Class C...............................       1,282,362      35,135,356
  Class F...............................     143,072,009     907,396,223
  Class R...............................      46,376,294      10,828,336
  Class T...............................       1,331,320       2,474,053
Reinvested dividends and distributions
  Class A...............................               0       7,959,327
  Class B...............................               0       2,973,456
  Class C...............................               0       1,176,781
  Class F...............................               0      65,953,518
  Class R...............................               0         247,229
  Class T...............................               0         118,439
                                          --------------  --------------
                                             260,799,103   1,378,970,389
Cost of shares redeemed
  Class A...............................     (52,894,674)   (116,567,465)
  Class B...............................      (3,974,213)     (4,110,676)
  Class C...............................      (2,155,818)     (2,665,143)
  Class F...............................    (134,582,490)   (477,773,096)
  Class R...............................      (4,190,697)     (3,712,997)
  Class T...............................        (230,765)       (126,912)
                                          --------------  --------------
                                            (198,028,657)   (604,956,289)
                                          --------------  --------------
Net Increase from Capital Share
  Transactions..........................      62,770,446     774,014,100
                                          --------------  --------------
Net Increase (Decrease) in Net Assets...     (43,145,381)    473,902,441
NET ASSETS
  Beginning of period...................  $1,280,059,681  $  806,157,240
                                          --------------  --------------
  End of period.........................  $1,236,914,300  $1,280,059,681
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,338,178,522  $1,275,408,076
Accumulated undistributed (distribution
  in excess of) net investment income...      (2,500,568)              0
Accumulated undistributed net realized
  (loss) from security transactions.....    (149,955,773)     (7,265,334)
Unrealized appreciation on investments
  and foreign currency transactions.....      51,192,119      11,916,939
                                          --------------  --------------
Total...................................  $1,236,914,300  $1,280,059,681
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS A SHARES
Net Asset Value, beginning of period....      $  34.79            $  40.88
Income from investment operations:
    Net investment (loss)...............         (0.05)              (0.03)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.67)              (3.45)
                                              --------            --------
        Total from investment
          operations....................         (2.72)              (3.48)
Less distributions:
    From net investment income..........          0.00                0.00
    From net realized gains.............          0.00               (2.61)
                                              --------            --------
        Total distributions.............          0.00               (2.61)
Net Asset Value, end of period..........      $  32.07            $  34.79
                                              ========            ========
Total Return/Ratios
    Total return*.......................         (7.84%)             (8.18%)
    Net assets, end of period (000s)....      $135,279            $131,298
    Net expenses to average net
      assets#...........................          1.16%**             1.20%
    Gross expenses to average net
      assets#...........................          1.17%**             1.24%
    Net investment (loss) to average net
      assets............................         (0.35%)**           (0.21%)
    Portfolio turnover rate@............           108%                108%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS B SHARES
Net Asset Value, beginning of period....      $ 34.49             $ 40.88
Income from investment operations:
    Net investment (loss)...............        (0.18)              (0.21)
    Net (losses) on securities (both
      realized and unrealized)..........        (2.63)              (3.57)
                                              -------             -------
        Total from investment
          operations....................        (2.81)              (3.78)
Less distributions:
    From net investment income..........         0.00                0.00
    From net realized gains.............         0.00               (2.61)
                                              -------             -------
        Total distributions.............         0.00               (2.61)
Net Asset Value, end of period..........      $ 31.68             $ 34.49
                                              =======             =======
Total Return/Ratios
    Total return*.......................        (8.17%)             (8.92%)
    Net assets, end of period (000s)....      $44,197             $50,883
    Net expenses to average net
      assets#...........................         1.91%**             1.94%
    Gross expenses to average net
      assets#...........................         1.92%**             1.97%
    Net investment (loss) to average net
      assets............................        (1.09%)**           (1.02%)
    Portfolio turnover rate@............          108%                108%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS C SHARES
Net Asset Value, beginning of period....      $ 34.51             $ 40.88
Income from investment operations:
    Net investment (loss)...............        (0.18)              (0.19)
    Net (losses) on securities (both
      realized and unrealized)..........        (2.64)              (3.57)
                                              -------             -------
        Total from investment
          operations....................        (2.82)              (3.76)
Less distributions:
    From net investment income..........         0.00                0.00
    From net realized gains.............         0.00               (2.61)
                                              -------             -------
        Total distributions.............         0.00               (2.61)
Net Asset Value, end of period..........      $ 31.69             $ 34.51
                                              =======             =======
Total Return/Ratios
    Total return*.......................        (8.20%)             (8.87%)
    Net assets, end of period (000s)....      $22,208             $25,275
    Net expenses to average net
      assets#...........................         1.91%**             1.94%
    Gross expenses to average net
      assets#...........................         1.92%**             1.97%
    Net investment (loss) to average net
      assets............................        (1.09%)**           (1.01%)
    Portfolio turnover rate@............          108%                108%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                              SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                ENDED        -----------------------------------------------------------------
                            JUNE 30, 2001        2000          1999         1998         1997         1996
                           ----------------  -------------  -----------  -----------  -----------  -----------
CLASS F SHARES
Net Asset Value,
  beginning of period ...      $  34.74       $    40.86     $  24.37     $  23.45     $  24.22     $  21.70
Income from investment
  operations:
    Net investment income
      (loss).............         (0.06)           (0.07)       (0.08)       (0.07)        0.07        (0.20)
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........         (2.66)           (3.44)       22.72         3.15         2.69         4.72
                               --------       ----------     --------     --------     --------     --------
         Total from
           investment
           operations....         (2.72)           (3.51)       22.64         3.08         2.76         4.52
Less distributions:
    From net investment
      income.............          0.00             0.00         0.00         0.00         0.00         0.00
    From net realized
      gains..............          0.00            (2.61)       (6.15)       (2.16)       (3.53)       (2.00)
                               --------       ----------     --------     --------     --------     --------
         Total
         distributions...          0.00            (2.61)       (6.15)       (2.16)       (3.53)       (2.00)
Net Asset Value, end of
  period.................      $  32.02       $    34.74     $  40.86     $  24.37     $  23.45     $  24.22
                               ========       ==========     ========     ========     ========     ========
Total Return/Ratios
    Total return.........         (7.86%)          (8.26%)      94.59%       14.19%       12.00%       21.20%
    Net assets, end of
      period (000s) .....      $986,185       $1,066,003     $806,152     $241,124     $246,281     $247,494
    Net expenses to
      average net
      assets#............          1.21%**          1.25%        1.45%        1.55%        1.52%        1.58%
    Gross expenses to
      average net
      assets#............          1.23%**          1.28%        1.46%        1.57%        1.54%        1.59%
    Net investment (loss)
      to average net
      assets.............         (0.40%)**        (0.46%)      (0.96%)      (0.91%)      (0.55%)      (0.85%)
    Portfolio turnover
      rate@..............           108%             108%         157%         121%          90%         106%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS R SHARES
Net Asset Value, beginning of period....      $ 34.87              $40.88
Income from investment operations:
    Net investment (loss)...............        (0.02)               0.00*
    Net (losses) on securities (both
     realized and unrealized)...........        (2.66)              (3.40)
                                              -------              ------
       Total from investment
        operations......................        (2.68)              (3.40)
Less distributions:
    From net investment income..........         0.00                0.00
    From net realized gains.............         0.00               (2.61)
                                              -------              ------
       Total distributions..............         0.00               (2.61)
Net Asset Value, end of period..........      $ 32.19              $34.87
                                              =======              ======
Total Return/Ratios
    Total return........................        (7.71%)             (7.98%)
    Net assets, end of period (000s)....      $46,242              $4,693
    Net expenses to average net
     assets#............................         0.91%**             0.93%
    Gross expenses to average net
     assets#............................         0.93%**             0.96%
    Net investment income (loss) to
     average net assets.................        (0.10%)**            0.01%
    Portfolio turnover rate@............          108%                108%

  * Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                SIX MONTHS             YEAR ENDED
                                           ENDED JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------------  --------------------
CLASS T SHARES
Net Asset Value, beginning of period....          $34.69                 $40.88
Income from investment operations:
    Net investment (loss)...............           (0.05)                 (0.09)
    Net (losses) on securities (both
      realized and unrealized)..........           (2.69)                 (3.49)
                                                  ------                 ------
        Total from investment
          operations....................           (2.74)                 (3.58)
Less distributions:
    From net investment income..........            0.00                   0.00
    From net realized gains.............            0.00                  (2.61)
                                                  ------                 ------
        Total distributions.............            0.00                  (2.61)
Net Asset Value, end of period..........          $31.95                 $34.69
                                                  ======                 ======
Total Return/Ratios
    Total return*.......................           (7.93%)                (8.43%)
    Net assets, end of period (000s)....          $2,804                 $1,908
    Net expenses to average net
      assets#...........................            1.41%**                1.44%
    Gross expenses to average net
      assets#...........................            1.43%**                1.48%
    Net investment (loss) to average net
      assets............................           (0.61%)**              (0.50%)
    Portfolio turnover rate@............             108%                   108%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets,

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $258,325 during the six months ended June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $65,576 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $156,337, $54,630, $27,386, and $3,022, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $163,890, $82,156, $1,188,922, $3,022, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers.......................   $              0
Post-October Capital Loss Deferral................   $     10,732,685
Post-October Currency Loss Deferral...............   $              0
Federal Tax Cost..................................   $  1,192,083,629
Unrealized Appreciation...........................   $    168,583,370
Unrealized (Depreciation).........................   $   (124,907,259)
Net Appreciation..................................   $     43,676,111

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS     YEAR
                                            ENDED        ENDED
                                           6/30/01     12/31/00
                                          ----------  -----------
CLASS A
      Shares sold.......................  2,132,200     6,203,151
      Shares issued for dividends
        reinvested......................          0       241,192
      Shares redeemed...................  (1,688,411)  (2,670,307)
      NET INCREASE IN SHARES
        OUTSTANDING.....................    443,789     3,774,036
CLASS B
      Shares sold.......................     53,463     1,486,974
      Shares issued for dividends
        reinvested......................          0        90,820
      Shares redeemed...................   (133,684)     (102,467)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................    (80,221)    1,475,327
CLASS C
      Shares sold.......................     41,220       767,405
      Shares issued for dividends
        reinvested......................          0        35,932
      Shares redeemed...................    (73,007)      (70,875)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................    (31,787)      732,462
CLASS F
      Shares sold.......................  4,508,598    20,295,074
      Shares issued for dividends
        reinvested......................          0     2,001,003
      Shares redeemed...................  (4,395,955) (11,346,106)
      NET INCREASE IN SHARES
        OUTSTANDING.....................    112,643    10,949,971

                                          SIX MONTHS     YEAR
                                            ENDED        ENDED
                                           6/30/01     12/31/00
                                          ----------  -----------
CLASS R
      Shares sold.......................   1,439,385      228,955
      Shares issued for dividends
        reinvested......................           0        7,474
      Shares redeemed...................    (137,529)    (101,896)
      NET INCREASE IN SHARES
        OUTSTANDING.....................   1,301,856      134,533
CLASS T
      Shares sold.......................      40,421       54,858
      Shares issued for dividends
        reinvested......................           0        3,598
      Shares redeemed...................      (7,641)      (3,482)
      NET INCREASE IN SHARES
        OUTSTANDING.....................      32,780       54,974

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings is limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2001 there were no such borrowings.

   UNDERSTANDING FINANCIAL HIGHLIGHTS
    (UNAUDITED)
The following definitions may help you understand the Financial Highlights on pages 22-27.

NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of the Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding shares.

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses, In cases where expenses exceed such income, this amount is shown as a loss.

NET GAINS (OR LOSSES) ON SECURITIES (BOTH REALIZED AND UNREALIZED). The per-share increase (or decrease) in the value of the securities held by the Fund. The Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) and the security is not sold.

LESS DISTRIBUTIONS:
FROM NET INVESTMENT INCOME.  The net income per share paid by the Fund.

FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

NET ASSET VALUE--END OF PERIOD. The value of one share of a Fund at the end of the period.

TOTAL RETURN/RATIOS:
TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the period, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

NET ASSETS--END OF PERIOD. The value of the Fund's assets, minus liabilities, at the end of the period.

NET EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses after expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

GROSS EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the period.

PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly value of the Fund's securities portfolio.

FOR MORE INFORMATION

DREYFUS FOUNDERS DISCOVERY FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
-C- 2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-DIS

DREYFUS FOUNDERS
DISCOVERY FUND

SEMIANNUAL REPORT
JUNE 30, 2001

TABLE OF CONTENTS

About this Report                                        3
A Message from Founders' President                       4
Management Overview                                      6
Statement of Investments                                12
Statement of Assets and Liabilities                     17
Statement of Operations                                 19
Statements of Changes in Net Assets                     20
Financial Highlights                                    22
Notes to Financial Statements                           28
Understanding Financial Highlights                      34


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS
The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

         AU       Australia
         BE       Belgium
         BR       Brazil
         CA       Canada
         CN       China
         DE       Denmark
         FI       Finland
         FR       France
         GE       Germany
         HK       Hong Kong
         IE       Ireland
         IN       India
         IS       Israel
         IT       Italy
         JA       Japan
         KR       South Korea
         LU       Luxembourg
         MX       Mexico
         NE       Netherlands
         NW       Norway
         PT       Portugal
         SG       Singapore
         SP       Spain
         SW       Sweden
         SZ       Switzerland
         TH       Thailand
         TW       Taiwan
         UK       United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--  NOT FDIC-INSURED  --  NOT BANK-GUARANTEED  --  MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific securities indexes. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

The Fund's performance will no longer be compared to the Lipper Small-Cap Growth Fund Index or the Consumer Price Index. The other indexes presented more accurately reflect the Fund's investment strategy. For your information, we have included both indexes.

-- The Russell 2000 Index is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

-- The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

-- The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

-- The Lipper Small-Cap Growth Fund Index is an average of the performance of the 30 largest small-cap growth funds tracked by Lipper Inc.

-- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

   [Photo]
RICHARD W. SABO

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

Many investors during the half-in the U.S. and abroad-felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%-its lowest level since April 1994. Some central banks around the world followed suit.

Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies-a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches he used to cope with this challenging market, and discusses how he has positioned the Fund for the future. We hope you find his comments informative and insightful as you take the time to review your own investment plan.

There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER ROB AMMANN, CFA

[Photo]

HOW DID THE DISCOVERY FUND PERFORM
OVER THE PERIOD?

Despite a very strong showing in the second quarter, the Discovery Fund was down for the half, underperforming the average small-capitalization growth fund. By comparison, the benchmark Russell 2000 Growth Index posted a marginally positive return and the Russell 2000 Index gained 6.85%.

The first half was dominated by a tug-of-war between the economy and the Federal Reserve. What began in 2000 as a correction in technology stocks now blossomed into a broad downturn as businesses severely curtailed their spending plans. When it became clear that even the market's largest and strongest companies (such as Cisco Systems, which was not a Fund holding on June 30, 2001) were feeling the pinch, the word "recession" was on everyone's minds.

The Fed (whose short-term interest rate hikes in 1999 and 2000 may have resulted in the economy overshooting its "soft landing" target) acted quickly and aggressively, lowering the key short-term Federal Funds rate six times in six months. The market generally reacted quite positively to these moves, but these rays of sunshine were all too fleeting. It was not until late in the second quarter that the market, thanks to some better-than-expected economic news, saw some return to stability.

FUND AT A GLANCE

This fund invests primarily in common stocks of small-cap, rapidly growing U.S. companies with market capitalizations of less than $2.2 billion.

WHAT IMPACT DID INVESTOR SENTIMENT HAVE ON THE FUND'S PERFORMANCE?

In uncertain times, investors seek shelter. In the first half, this translated into an investor preference for more defensively oriented value stocks at the expense of growth companies, such as those favored by the Discovery Fund. While this phenomenon was visible at all capitalization levels, it was particularly pronounced in the small-cap arena: the Russell 2000 Value Index rose 12.72% for the six months ended June 30, while its companion Russell 2000 Growth Index gained only 0.04% for the period.

The market's appetite for defensive issues led many investors to explore healthcare stocks, which are considered to be relatively immune to the ups and downs of the economy. Small-cap growth stocks from this sector had mixed performance during the reporting period. While the Discovery Fund was overweight in healthcare stocks (vs. the Russell 2000 Growth Index) for much of the half, this component of the Fund's portfolio underperformed the healthcare portion of the index because we did not have much exposure to biotechnology stocks, the best-performing segment of this sector in the second quarter.

[PIE CHART]

PORTFOLIO COMPOSITION
23.51%        Technology
20.90%        Consumer Cyclicals
19.09%        Healthcare
12.11%        Capital Goods
7.42%         Consumer Staples
4.62%         Energy
2.21%         Transportation
0.93%         Communication Services
0.58%         Financials
8.63%         Cash & Equivalents

We have been careful in our selection of biotech companies because we view many of them as "concept stocks," whose movements are based more on news and psychology than on actual earnings growth potential. Rather than take a short-term perspective, we look carefully at what we believe are a company's long-term prospects. While our underweighting in biotech hurt our short-term performance, we believe our approach to this area was sensible.

We were also hurt by disappointing news from some individual healthcare companies. For example, ALBANY MOLECULAR RESEARCH (0.91% of the Fund on June 30, 2001) declined in June on the news that the Food and Drug Administration might force Allegra, an antihistamine on which Albany collects a royalty, to be sold over the counter without a prescription; this would likely lead to a drop in this segment of Albany's revenues.


[Chart]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery
Fund on 6/30/91 to a $10,000 investment made in securities indexes on that date. All dividends and capital gain distributions are reinvested. On
December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

HOW DID THE FUND APPROACH THE DIFFICULT AREA OF TECHNOLOGY STOCKS?

Technology was a problematic sector in the first half of the year. In the wake of the Federal Reserve's first interest rate cut in early January, investors seemed to recover some of their taste for technology issues, and many of our technology holdings rose. But we were skeptical, despite the short-term surge. We were simply not seeing the kind of strong earnings growth potential we felt tech companies would need in order to break out of their slump.

So when it became clear in February that the Federal Reserve's aggressive rate-cutting wasn't dampening economic uncertainty, we made the decision to reduce our weighting in the tech sector. We took a strictly bottom-up approach to this, trimming companies we felt were most at risk for disappointing earnings and retaining those whose fundamentals were still strong. For much of the half, the Fund was underweight in technology stocks relative to the Russell 2000 Growth Index.


AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS                        YEAR-TO-       1        5       10        SINCE
(INCEPTION DATE)              DATE+        YEAR     YEARS   YEARS    INCEPTION
CLASS A SHARES 12/31/99
  With sales charge (5.75%)  (13.14%)    (33.83%)     -        -      (13.98%)
  Without sales charge        (7.84%)    (29.80%)     -        -      (10.52%)
CLASS B SHARES 12/31/99
  With redemption*           (11.85%)    (33.13%)     -        -      (13.00%)
  Without redemption          (8.17%)    (30.34%)     -        -      (11.21%)
CLASS C SHARES 12/31/99
  With redemption**           (9.12%)    (30.34%)     -        -      (11.19%)
  Without redemption          (8.20%)    (30.34%)     -        -      (11.19%)
CLASS F SHARES 12/31/89       (7.86%)    (29.85%)   16.36%   18.23%    18.79%
CLASS R SHARES 12/31/99       (7.71%)    (29.63%)     -        -      (10.31%)
CLASS T SHARES 12/31/99
  With sales charge (4.50%)  (12.06%)    (33.09%)     -        -      (13.42%)
  Without sales charge        (7.93%)    (29.95%)     -        -      (10.73%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

+Total return is not annualized.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

This proved to be a mixed blessing, as the market's mood toward technology changed from month to month. April saw a strong rebound for the sector in which our "leaner and meaner" technology component performed exceptionally well; unfortunately, uncertainty in May about overall economic prospects resulted in a decline for many of these same issues. As an illustration, our position in EMCORE CORPORATION (a semiconductor company; 0.97% of the Fund) rose nearly 65% in April, only to drop more than 20% in May.

As the half ended, it seemed that investors had regained some of their confidence in the sector's potential, thanks both to the Fed and more encouraging economic news. In the second quarter, we saw some strong performance from select communications equipment stocks, particularly SONICWALL, INC. (2.26% of the Fund), which has demonstrated a strong operational ability to navigate effectively through the difficult capital spending environment of their customers. But this rebound has not given us any false confidence-going forward, we will remain as vigilant as ever for signs of slowing among our technology holdings.

IN A MARKET DOMINATED BY QUESTIONS ABOUT TECHNOLOGY, WHAT OTHER AREAS WERE ATTRACTIVE?

There was great concern in the first half that an overall economic slowdown might cause consumers to rein in their spending on nonessential items, and that this would dampen the prospects for companies in the consumer cyclical

LARGEST EQUITY HOLDINGS
    1.  CYTYC Corporation                                   2.73%
    2.  Rent-A-Center, Inc.                                 2.65%
    3.  Taro Pharmaceutical Industries Limited ADR          2.63%
    4.  Insight Enterprises, Inc.                           2.27%
    5.  SonicWALL, Inc.                                     2.26%
    6.  The Shaw Group, Inc.                                2.05%
    7.  Professional Detailing, Inc.                        1.93%
    8.  Accredo Health, Inc.                                1.93%
    9.  Hotel Reservations Network, Inc.                    1.84%
   10.  CEC Entertainment, Inc.                             1.76%

area. However, throughout much of the half there was very limited evidence for slowing consumer spending. In fact, consumer cyclical stocks comprised the best-performing sector of the Russell 2000 Growth Index during the first half.

The Fund had a substantial exposure to this sector, and careful stock selection was a boon to performance. We were particularly pleased with our holdings in electronics retailers ULTIMATE ELECTRONICS INC. (0.57% of the Fund) and TWEETER HOME ENTERTAINMENT GROUP (0.87% of the Fund).

HOW HAVE YOU PREPARED THE FUND FOR THE REMAINDER OF THE YEAR?

Going forward, our strongest ally may be the kind of research-intensive, bottom-up approach to portfolio management that helped us weather a difficult first half. By focusing our efforts on technology companies with improving business prospects, for example, we were able to benefit from some strong performers while reducing our exposure to potential earnings disappointments. And our belief in the value of meeting face-to-face with company management teams helped us identify other small companies with strong earnings visibility.

It is difficult to know where the market may be headed in the months to come. While this uncertainty continues, we will remain focused on finding companies whose strong fundamentals and earnings visibility may help them rise above their peers and attract the market's interest.

/s/ Robert Ammann

Robert Ammann, CFA
Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS DISCOVERY FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
-C- 2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-DIS

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                       MARKET VALUE

---------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-87.5%
BANKS (REGIONAL)-0.6%
     238,265      Southwest Bancorporation of
                  Texas, Inc.*............................  $    7,197,980
                                                            --------------
BIOTECHNOLOGY-2.2%
     196,087      Celgene Corporation*....................       5,657,110
     176,080      Cephalon, Inc...........................      12,413,640
     109,450      Medarex, Inc.*..........................       2,572,075
      49,350      Myriad Genetics, Inc.*..................       3,124,837
      65,750      OSI Pharmaceuticals, Inc.*..............       3,457,793
                                                            --------------
                                                                27,225,455
                                                            --------------
BROADCASTING (TV, RADIO & CABLE)-1.8%
     568,400      Mediacom Communications Corporation*....      10,037,944
     582,975      Radio One, Inc. Class D*................      12,854,599
                                                            --------------
                                                                22,892,543
                                                            --------------
COMMUNICATION EQUIPMENT-7.3%
   2,125,722      DMC Stratex Networks, Inc.*.............      21,257,220
     702,845      Harris Corporation......................      19,124,412
   1,336,952      REMEC, Inc.*............................      16,578,205
     250,900      Sawtek, Inc.*...........................       5,903,677
   1,110,195      SonicWALL, Inc.*........................      27,988,016
                                                            --------------
                                                                90,851,530
                                                            --------------
COMPUTERS (PERIPHERALS)-1.1%
     596,060      Novatel Wireless, Inc.*.................       1,210,002
     753,925      Secure Computing Corporation*...........      11,844,162
                                                            --------------
                                                                13,054,164
                                                            --------------
COMPUTERS (SOFTWARE & SERVICES)-6.7%
     209,375      BARRA, Inc.*............................       8,496,437
     770,355      Documentum, Inc.*.......................       9,952,987
     382,100      Eclipsys Corporation*...................       9,170,400
     187,000      Informatica Corporation*................       3,246,320
     107,180      Internet Security Systems, Inc.*........       5,204,661
     285,425      IntraNet Solutions, Inc.*...............      10,860,421
     282,770      Macrovision Corporation*................      19,369,745
     150,150      Netegrity, Inc.*........................       4,504,500
     460,650      Seebeyond Technology Corporation*.......       7,324,335
     174,735      WebEx Communications, Inc.*.............       4,658,435
                                                            --------------
                                                                82,788,241
                                                            --------------
DISTRIBUTORS (FOOD & HEALTH)-1.2%
     125,120      Patterson Dental Company*...............       4,128,960
     371,870      Performance Food Group Company*.........      11,241,630
                                                            --------------
                                                                15,370,590
                                                            --------------


---------------------------------------------------------------------------
SHARES                                                      MARKET VALUE

ELECTRICAL EQUIPMENT-1.2%
     576,525      DDI Corporation*........................  $   11,530,500
     249,910      Proton Energy Systems, Inc.*............       2,998,920
                                                            --------------
                                                                14,529,420
                                                            --------------
ELECTRONICS (INSTRUMENTATION)-1.6%
     174,515      FEI Company*............................       7,155,115
     431,805      Ixia*...................................       8,204,295
     151,765      MKS Instruments, Inc.*..................       4,370,832
                                                            --------------
                                                                19,730,242
                                                            --------------
ELECTRONICS (SEMICONDUCTORS)-3.3%
     661,399      AXT, Inc.*..............................      17,659,353
     248,100      Centillium Communications, Inc.*........       6,137,994
     210,650      Cree, Inc.*.............................       5,507,444
     545,875      Microtune, Inc.*........................      12,009,250
                                                            --------------
                                                                41,314,041
                                                            --------------
ENGINEERING & CONSTRUCTION-3.2%
     433,175      Dycom Industries, Inc.*.................       9,932,703
     136,225      Jacobs Engineering Group, Inc.*.........       8,885,957
     417,050      MasTec, Inc.*...........................       5,505,060
     671,872      Quanta Services, Inc.*..................      14,808,059
                                                            --------------
                                                                39,131,779
                                                            --------------
EQUIPMENT (SEMICONDUCTORS)-2.5%
      59,545      Brooks Automation, Inc.*................       2,745,025
     389,572      EMCORE Corporation*.....................      11,979,339
     363,075      Mattson Technology, Inc.*...............       6,346,551
     261,120      PRI Automation, Inc.*...................       4,837,248
     250,680      Therma-Wave, Inc.*......................       4,780,468
                                                            --------------
                                                                30,688,631
                                                            --------------
FOOTWEAR-0.5%
     141,410      Timberland Company Class A*.............       5,587,109
                                                            --------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-2.3%
     108,175      Alpharma, Inc...........................       2,947,769
      91,225      CIMA Labs, Inc.*........................       7,161,163
     349,761      Medicis Pharmaceutical Corporation*.....      18,537,333
                                                            --------------
                                                                28,646,265
                                                            --------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.7%
     365,695      Sicor, Inc.*............................       8,447,555
                                                            --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                      MARKET VALUE

---------------------------------------------------------------------------

HEALTHCARE (HOSPITAL MANAGEMENT)-2.9%
     405,300      Community Health Systems, Inc.*.........  $   11,956,350
     383,650      LifePoint Hospitals, Inc.*..............      16,988,022
     180,050      Province Healthcare Company*............       6,353,965
                                                            --------------
                                                                35,298,337
                                                            --------------
HEALTHCARE (MANAGED CARE)-0.6%
     325,050      First Health Group Corporation*.........       7,840,206
                                                            --------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-3.0%
     408,315      Align Technology, Inc.*.................       3,201,190
   1,465,180      CYTYC Corporation*......................      33,772,399
                                                            --------------
                                                                36,973,589
                                                            --------------
HEALTHCARE (SPECIALIZED SERVICES)-4.8%
     642,978      Accredo Health, Inc.*...................      23,912,352
     296,362      Albany Molecular Research, Inc.*........      11,264,720
     260,130      Professional Detailing, Inc.*...........      23,931,960
                                                            --------------
                                                                59,109,032
                                                            --------------
HOMEBUILDING-0.1%
      70,820      Odyssey Re Holdings Corporation*........       1,279,717
                                                            --------------
LEISURE TIME (PRODUCTS)-0.8%
     449,135      Garmin Limited*.........................      10,262,735
                                                            --------------
LODGING-HOTELS-1.8%
     488,625      Hotel Reservations Network, Inc.*.......      22,735,721
                                                            --------------
MACHINERY (DIVERSIFIED)-0.0%
      17,710      Global Power Equipment Group, Inc.*.....         518,903
                                                            --------------
MANUFACTURING (DIVERSIFIED)-0.6%
     224,975      Stewart & Stevenson Services, Inc.......       7,424,175
                                                            --------------
MANUFACTURING (SPECIALIZED)-1.5%
     242,535      AstroPower, Inc.*.......................      12,645,775
     167,050      Insituform Technologies, Inc.
                  Class A*................................       6,097,325
                                                            --------------
                                                                18,743,100
                                                            --------------
METAL FABRICATORS-3.6%
     516,335      Lone Star Technologies, Inc.*...........      18,691,327
     633,710      Shaw Group, Inc.*.......................      25,411,771
                                                            --------------
                                                                44,103,098
                                                            --------------
OIL & GAS (DRILLING & EQUIPMENT)-3.6%
     360,825      Cal Dive International, Inc.*...........       8,876,295
     267,035      Hanover Compressor Company*.............       8,836,188
     324,755      National-Oilwell, Inc.*.................       8,703,434
     123,035      Patterson-UTI Energy, Inc.*.............       2,198,635
     360,495      Superior Energy Services, Inc.*.........       2,847,911
     455,725      Veritas DGC, Inc.*......................      12,646,369
                                                            --------------
                                                                44,108,832
                                                            --------------


---------------------------------------------------------------------------
SHARES                                                      MARKET VALUE

RESTAURANTS-3.0%
     442,200      CEC Entertainment, Inc.*................  $   21,822,570
     860,800      Ruby Tuesday, Inc.......................      14,719,680
                                                            --------------
                                                                36,542,250
                                                            --------------
RETAIL (BUILDING SUPPLIES)-1.0%
     192,880      Fastenal Company........................      11,954,702
                                                            --------------
RETAIL (COMPUTERS & ELECTRONICS)-5.1%
     306,367      CDW Computer Centers, Inc.*.............      12,165,834
   1,145,295      Insight Enterprises, Inc.*..............      28,059,728
     150,300      Tech Data Corporation*..................       5,014,008
     306,550      Tweeter Home Entertainment
                  Group, Inc.*............................      10,821,215
     217,580      Ultimate Electronics, Inc.*.............       7,053,944
                                                            --------------
                                                                63,114,729
                                                            --------------
RETAIL (DRUG STORES)-0.9%
     335,370      Duane Reade, Inc.*......................      10,899,525
                                                            --------------
RETAIL (FOOD CHAINS)-0.5%
     225,700      Whole Foods Market, Inc.*...............       6,116,470
                                                            --------------
RETAIL (SPECIALTY APPAREL)-1.0%
     345,190      American Eagle Outfitters, Inc.*........      12,164,496
                                                            --------------
RETAIL (SPECIALTY)-0.8%
     334,825      Cost Plus, Inc.*........................      10,044,750
                                                            --------------
SERVICES (COMMERCIAL & CONSUMER)-9.8%
     546,785      Braun Consulting, Inc.*.................       4,401,619
     362,525      Corinthian Colleges, Inc.*..............      17,064,052
     346,929      Corporate Executive Board Company*......      14,571,018
     392,410      Education Management Corporation*.......      15,716,021
     348,830      ITT Educational Services, Inc.*.........      15,697,350
     476,958      Management Network Group, Inc.*.........       2,909,444
     210,990      Maximus, Inc.*..........................       8,458,589
     623,300      Rent-A-Center, Inc.*....................      32,785,580
     199,450      Strayer Education, Inc..................       9,723,188
                                                            --------------
                                                               121,326,861
                                                            --------------
SERVICES (COMPUTER SYSTEMS)-1.0%
     290,700      Keane, Inc.*............................       6,395,400
     258,286      Titan Corporation*......................       5,914,749
                                                            --------------
                                                                12,310,149
                                                            --------------
TELECOMMUNICATIONS (LONG DISTANCE)-0.9%
     367,560      Illuminet Holdings, Inc.*...............      11,559,762
                                                            --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                      MARKET VALUE

---------------------------------------------------------------------------

TRUCKERS-2.2%
     640,800      C.H. Robinson Worldwide, Inc............  $   17,871,912
     142,565      CNF, Inc................................       4,027,461
     186,190      USFreightways Corporation...............       5,492,605
                                                            --------------
                                                                27,391,978
                                                            --------------
WASTE MANAGEMENT-1.8%
     321,040      Stericycle, Inc.*.......................      15,072,828
     198,125      Waste Connections, Inc.*................       7,132,500
                                                            --------------
                                                                22,205,328
                                                            --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$1,032,270,076).....................................   1,081,483,990
                                                            --------------

COMMON STOCKS (FOREIGN)-3.9%
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-2.6%
     371,600      Taro Pharmaceutical Industries Limited
                  ADR (IS)*...............................      32,537,296
                                                            --------------
MANUFACTURING (SPECIALIZED)-0.2%
      81,675      Optimal Robotics Corporation ADR
                  (CA)*...................................       3,103,650
                                                            --------------
OIL & GAS (DRILLING & EQUIPMENT)-1.1%
     696,475      Core Laboratories NV ADR (NE)*..........      13,058,906
                                                            --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$46,721,646)........................................      48,699,852
                                                            --------------

PRINCIPAL AMOUNT                                                                    AMORTIZED COST

--------------------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-8.5%
ALUMINUM-3.1%
$38,400,000                               Alcoa, Inc. 3.82% 07/03/01..............  $   38,391,850
                                                                                    --------------
INSURANCE (MULTI-LINE)-3.2%
 40,000,000                               Prudential Funding LLC 3.75% 07/02/01...      39,995,834
                                                                                    --------------
OIL (DOMESTIC INTEGRATED)-2.2%
 27,200,000                               Texaco, Inc. 3.90% 07/05/01.............      27,188,214
                                                                                    --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$105,575,898).....................................................     105,575,898
                                                                                    --------------
TOTAL INVESTMENTS-99.9%
(COST-$1,184,567,620).............................................................   1,235,759,740
OTHER ASSETS AND LIABILITIES-0.1%.................................................       1,154,560
                                                                                    --------------
NET ASSETS-100.0%.................................................................  $1,236,914,300
                                                                                    ==============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost....................    $  1,184,567,620
                                                      ----------------
Investment securities, at market..................       1,235,759,740
Cash..............................................           4,702,575
Receivables:
  Investment securities sold......................          10,317,509
  Capital shares sold.............................           2,764,044
  Dividends.......................................              49,417
Other assets......................................             211,748
                                                      ----------------
    Total Assets..................................       1,253,805,033
                                                      ----------------

LIABILITIES
Payables:
  Investment securities purchased.................          14,432,074
  Capital shares redeemed.........................             785,633
  Advisory fees...................................             765,780
  Shareholder servicing fees......................              78,418
  Accounting fees.................................              24,774
  Distribution fees...............................             297,906
  Other...........................................             506,148
                                                      ----------------
    Total Liabilities.............................          16,890,733
                                                      ----------------
Net Assets........................................    $  1,236,914,300
                                                      ================

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (UNAUDITED) (CONTINUED)

Net Assets--Class A...............................  $ 135,278,823
Shares Outstanding--Class A.......................      4,217,850
Net Asset Value, Redemption Price Per Share.......  $       32.07
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $       34.03

Net Assets--Class B...............................  $  44,196,829
Shares Outstanding--Class B.......................      1,395,131
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       31.68

Net Assets--Class C...............................  $  22,208,290
Shares Outstanding--Class C.......................        700,700
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       31.69

Net Assets--Class F...............................  $ 986,184,581
Shares Outstanding--Class F.......................     30,794,777
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       32.02

Net Assets--Class R...............................  $  46,241,661
Shares Outstanding--Class R.......................      1,436,414
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       32.19

Net Assets--Class T...............................  $   2,804,116
Shares Outstanding--Class T.......................         87,779
Net Asset Value, Redemption Price Per Share.......  $       31.95
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $       33.45

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $    380,889
  Interest........................................     4,441,919
                                                    ------------
    Total Investment Income.......................     4,822,808
                                                    ------------
Expenses:
  Advisory fees--Note 2...........................     4,649,711
  Shareholder servicing fees--Note 2..............       474,641
  Accounting fees--Note 2.........................       148,412
  Distribution fees--Note 2.......................     1,437,990
  Transfer agency fees--Note 2....................       331,987
  Registration fees...............................       134,452
  Postage and mailing expenses....................        49,760
  Custodian fees and expenses--Note 2.............        23,042
  Printing expenses...............................        74,019
  Legal and audit fees............................        36,933
  Directors' fees and expenses....................        34,585
  Other expenses..................................        19,589
                                                    ------------
    Total Expenses................................     7,415,121
    Earnings Credits..............................       (83,873)
    Expense Offset to Broker Commissions..........        (7,872)
                                                    ------------
    Net Expenses..................................     7,323,376
                                                    ------------
  Net Investment (Loss)...........................    (2,500,568)
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....  (142,690,439)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................    39,275,180
                                                    ------------
    Net Realized and Unrealized (Loss) on
    Investments and Foreign Currency
    Transactions..................................  (103,415,259)
                                                    ------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $(105,915,827)
                                                    ============

Purchases of long-term securities.................  $691,177,338
Proceeds from sales of long-term securities.......  $611,325,756
Purchases of long-term U.S. Government
Obligations.......................................  $          0
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $          0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS        YEAR
                                              ENDED          ENDED
                                             6/30/01       12/31/00
                                          -------------  -------------
OPERATIONS
Net Investment (Loss)...................  $  (2,500,568) $  (5,797,629)
Net Realized Gain (Loss) from Security
  Transactions..........................   (142,690,439)    39,750,142
Net Change in Unrealized
  Appreciation/Depreciation.............     39,275,180   (245,623,220)
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (105,915,827)  (211,670,707)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................              0     (9,149,128)
  Class B...............................              0     (3,612,474)
  Class C...............................              0     (1,834,904)
  Class F...............................              0    (73,388,820)
  Class R...............................              0       (324,533)
  Class T...............................              0       (131,093)
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................              0    (88,440,952)
                                          -------------  -------------

                                            SIX MONTHS         YEAR
                                              ENDED           ENDED
                                             6/30/01         12/31/00
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $   67,082,933  $  276,460,454
  Class B...............................       1,654,185      68,247,217
  Class C...............................       1,282,362      35,135,356
  Class F...............................     143,072,009     907,396,223
  Class R...............................      46,376,294      10,828,336
  Class T...............................       1,331,320       2,474,053
Reinvested dividends and distributions
  Class A...............................               0       7,959,327
  Class B...............................               0       2,973,456
  Class C...............................               0       1,176,781
  Class F...............................               0      65,953,518
  Class R...............................               0         247,229
  Class T...............................               0         118,439
                                          --------------  --------------
                                             260,799,103   1,378,970,389
Cost of shares redeemed
  Class A...............................     (52,894,674)   (116,567,465)
  Class B...............................      (3,974,213)     (4,110,676)
  Class C...............................      (2,155,818)     (2,665,143)
  Class F...............................    (134,582,490)   (477,773,096)
  Class R...............................      (4,190,697)     (3,712,997)
  Class T...............................        (230,765)       (126,912)
                                          --------------  --------------
                                            (198,028,657)   (604,956,289)
                                          --------------  --------------
Net Increase from Capital Share
  Transactions..........................      62,770,446     774,014,100
                                          --------------  --------------
Net Increase (Decrease) in Net Assets...     (43,145,381)    473,902,441
NET ASSETS
  Beginning of period...................  $1,280,059,681  $  806,157,240
                                          --------------  --------------
  End of period.........................  $1,236,914,300  $1,280,059,681
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $1,338,178,522  $1,275,408,076
Accumulated undistributed (distribution
  in excess of) net investment income...      (2,500,568)              0
Accumulated undistributed net realized
  (loss) from security transactions.....    (149,955,773)     (7,265,334)
Unrealized appreciation on investments
  and foreign currency transactions.....      51,192,119      11,916,939
                                          --------------  --------------
Total...................................  $1,236,914,300  $1,280,059,681
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS A SHARES
Net Asset Value, beginning of period....      $  34.79            $  40.88
Income from investment operations:
    Net investment (loss)...............         (0.05)              (0.03)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.67)              (3.45)
                                              --------            --------
        Total from investment
          operations....................         (2.72)              (3.48)
Less distributions:
    From net investment income..........          0.00                0.00
    From net realized gains.............          0.00               (2.61)
                                              --------            --------
        Total distributions.............          0.00               (2.61)
Net Asset Value, end of period..........      $  32.07            $  34.79
                                              ========            ========
Total Return/Ratios
    Total return*.......................         (7.84%)             (8.18%)
    Net assets, end of period (000s)....      $135,279            $131,298
    Net expenses to average net
      assets#...........................          1.16%**             1.20%
    Gross expenses to average net
      assets#...........................          1.17%**             1.24%
    Net investment (loss) to average net
      assets............................         (0.35%)**           (0.21%)
    Portfolio turnover rate@............           108%                108%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS B SHARES
Net Asset Value, beginning of period....      $ 34.49             $ 40.88
Income from investment operations:
    Net investment (loss)...............        (0.18)              (0.21)
    Net (losses) on securities (both
      realized and unrealized)..........        (2.63)              (3.57)
                                              -------             -------
        Total from investment
          operations....................        (2.81)              (3.78)
Less distributions:
    From net investment income..........         0.00                0.00
    From net realized gains.............         0.00               (2.61)
                                              -------             -------
        Total distributions.............         0.00               (2.61)
Net Asset Value, end of period..........      $ 31.68             $ 34.49
                                              =======             =======
Total Return/Ratios
    Total return*.......................        (8.17%)             (8.92%)
    Net assets, end of period (000s)....      $44,197             $50,883
    Net expenses to average net
      assets#...........................         1.91%**             1.94%
    Gross expenses to average net
      assets#...........................         1.92%**             1.97%
    Net investment (loss) to average net
      assets............................        (1.09%)**           (1.02%)
    Portfolio turnover rate@............          108%                108%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS C SHARES
Net Asset Value, beginning of period....      $ 34.51             $ 40.88
Income from investment operations:
    Net investment (loss)...............        (0.18)              (0.19)
    Net (losses) on securities (both
      realized and unrealized)..........        (2.64)              (3.57)
                                              -------             -------
        Total from investment
          operations....................        (2.82)              (3.76)
Less distributions:
    From net investment income..........         0.00                0.00
    From net realized gains.............         0.00               (2.61)
                                              -------             -------
        Total distributions.............         0.00               (2.61)
Net Asset Value, end of period..........      $ 31.69             $ 34.51
                                              =======             =======
Total Return/Ratios
    Total return*.......................        (8.20%)             (8.87%)
    Net assets, end of period (000s)....      $22,208             $25,275
    Net expenses to average net
      assets#...........................         1.91%**             1.94%
    Gross expenses to average net
      assets#...........................         1.92%**             1.97%
    Net investment (loss) to average net
      assets............................        (1.09%)**           (1.01%)
    Portfolio turnover rate@............          108%                108%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                              SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                ENDED        -----------------------------------------------------------------
                            JUNE 30, 2001        2000          1999         1998         1997         1996
                           ----------------  -------------  -----------  -----------  -----------  -----------
CLASS F SHARES
Net Asset Value,
  beginning of period ...      $  34.74       $    40.86     $  24.37     $  23.45     $  24.22     $  21.70
Income from investment
  operations:
    Net investment income
      (loss).............         (0.06)           (0.07)       (0.08)       (0.07)        0.07        (0.20)
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........         (2.66)           (3.44)       22.72         3.15         2.69         4.72
                               --------       ----------     --------     --------     --------     --------
         Total from
           investment
           operations....         (2.72)           (3.51)       22.64         3.08         2.76         4.52
Less distributions:
    From net investment
      income.............          0.00             0.00         0.00         0.00         0.00         0.00
    From net realized
      gains..............          0.00            (2.61)       (6.15)       (2.16)       (3.53)       (2.00)
                               --------       ----------     --------     --------     --------     --------
         Total
         distributions...          0.00            (2.61)       (6.15)       (2.16)       (3.53)       (2.00)
Net Asset Value, end of
  period.................      $  32.02       $    34.74     $  40.86     $  24.37     $  23.45     $  24.22
                               ========       ==========     ========     ========     ========     ========
Total Return/Ratios
    Total return.........         (7.86%)          (8.26%)      94.59%       14.19%       12.00%       21.20%
    Net assets, end of
      period (000s) .....      $986,185       $1,066,003     $806,152     $241,124     $246,281     $247,494
    Net expenses to
      average net
      assets#............          1.21%**          1.25%        1.45%        1.55%        1.52%        1.58%
    Gross expenses to
      average net
      assets#............          1.23%**          1.28%        1.46%        1.57%        1.54%        1.59%
    Net investment (loss)
      to average net
      assets.............         (0.40%)**        (0.46%)      (0.96%)      (0.91%)      (0.55%)      (0.85%)
    Portfolio turnover
      rate@..............           108%             108%         157%         121%          90%         106%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          SIX MONTHS ENDED       YEAR ENDED
                                           JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------  --------------------
CLASS R SHARES
Net Asset Value, beginning of period....      $ 34.87              $40.88
Income from investment operations:
    Net investment (loss)...............        (0.02)               0.00*
    Net (losses) on securities (both
     realized and unrealized)...........        (2.66)              (3.40)
                                              -------              ------
       Total from investment
        operations......................        (2.68)              (3.40)
Less distributions:
    From net investment income..........         0.00                0.00
    From net realized gains.............         0.00               (2.61)
                                              -------              ------
       Total distributions..............         0.00               (2.61)
Net Asset Value, end of period..........      $ 32.19              $34.87
                                              =======              ======
Total Return/Ratios
    Total return........................        (7.71%)             (7.98%)
    Net assets, end of period (000s)....      $46,242              $4,693
    Net expenses to average net
     assets#............................         0.91%**             0.93%
    Gross expenses to average net
     assets#............................         0.93%**             0.96%
    Net investment income (loss) to
     average net assets.................        (0.10%)**            0.01%
    Portfolio turnover rate@............          108%                108%

  * Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                SIX MONTHS             YEAR ENDED
                                           ENDED JUNE 30, 2001     DECEMBER 31, 2000
                                          ----------------------  --------------------
CLASS T SHARES
Net Asset Value, beginning of period....          $34.69                 $40.88
Income from investment operations:
    Net investment (loss)...............           (0.05)                 (0.09)
    Net (losses) on securities (both
      realized and unrealized)..........           (2.69)                 (3.49)
                                                  ------                 ------
        Total from investment
          operations....................           (2.74)                 (3.58)
Less distributions:
    From net investment income..........            0.00                   0.00
    From net realized gains.............            0.00                  (2.61)
                                                  ------                 ------
        Total distributions.............            0.00                  (2.61)
Net Asset Value, end of period..........          $31.95                 $34.69
                                                  ======                 ======
Total Return/Ratios
    Total return*.......................           (7.93%)                (8.43%)
    Net assets, end of period (000s)....          $2,804                 $1,908
    Net expenses to average net
      assets#...........................            1.41%**                1.44%
    Gross expenses to average net
      assets#...........................            1.43%**                1.48%
    Net investment (loss) to average net
      assets............................           (0.61%)**              (0.50%)
    Portfolio turnover rate@............             108%                   108%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets,

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $258,325 during the six months ended June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $65,576 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $156,337, $54,630, $27,386, and $3,022, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $163,890, $82,156, $1,188,922, $3,022, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers.......................   $              0
Post-October Capital Loss Deferral................   $     10,732,685
Post-October Currency Loss Deferral...............   $              0
Federal Tax Cost..................................   $  1,192,083,629
Unrealized Appreciation...........................   $    168,583,370
Unrealized (Depreciation).........................   $   (124,907,259)
Net Appreciation..................................   $     43,676,111

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS     YEAR
                                            ENDED        ENDED
                                           6/30/01     12/31/00
                                          ----------  -----------
CLASS A
      Shares sold.......................  2,132,200     6,203,151
      Shares issued for dividends
        reinvested......................          0       241,192
      Shares redeemed...................  (1,688,411)  (2,670,307)
      NET INCREASE IN SHARES
        OUTSTANDING.....................    443,789     3,774,036
CLASS B
      Shares sold.......................     53,463     1,486,974
      Shares issued for dividends
        reinvested......................          0        90,820
      Shares redeemed...................   (133,684)     (102,467)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................    (80,221)    1,475,327
CLASS C
      Shares sold.......................     41,220       767,405
      Shares issued for dividends
        reinvested......................          0        35,932
      Shares redeemed...................    (73,007)      (70,875)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................    (31,787)      732,462
CLASS F
      Shares sold.......................  4,508,598    20,295,074
      Shares issued for dividends
        reinvested......................          0     2,001,003
      Shares redeemed...................  (4,395,955) (11,346,106)
      NET INCREASE IN SHARES
        OUTSTANDING.....................    112,643    10,949,971

                                          SIX MONTHS     YEAR
                                            ENDED        ENDED
                                           6/30/01     12/31/00
                                          ----------  -----------
CLASS R
      Shares sold.......................   1,439,385      228,955
      Shares issued for dividends
        reinvested......................           0        7,474
      Shares redeemed...................    (137,529)    (101,896)
      NET INCREASE IN SHARES
        OUTSTANDING.....................   1,301,856      134,533
CLASS T
      Shares sold.......................      40,421       54,858
      Shares issued for dividends
        reinvested......................           0        3,598
      Shares redeemed...................      (7,641)      (3,482)
      NET INCREASE IN SHARES
        OUTSTANDING.....................      32,780       54,974

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings is limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2001 there were no such borrowings.

   UNDERSTANDING FINANCIAL HIGHLIGHTS
    (UNAUDITED)
The following definitions may help you understand the Financial Highlights on pages 22-27.

NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of the Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding shares.

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses, In cases where expenses exceed such income, this amount is shown as a loss.

NET GAINS (OR LOSSES) ON SECURITIES (BOTH REALIZED AND UNREALIZED). The per-share increase (or decrease) in the value of the securities held by the Fund. The Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) and the security is not sold.

LESS DISTRIBUTIONS:
FROM NET INVESTMENT INCOME.  The net income per share paid by the Fund.

FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

NET ASSET VALUE--END OF PERIOD. The value of one share of a Fund at the end of the period.

TOTAL RETURN/RATIOS:
TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the period, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

NET ASSETS--END OF PERIOD. The value of the Fund's assets, minus liabilities, at the end of the period.

NET EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses after expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

GROSS EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the period.

PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly value of the Fund's securities portfolio.

                              FOR MORE INFORMATION


                                        DREYFUS FOUNDERS
                                        DISCOVERY FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
BY TELEPHONE
Call your financial                     Dreyfus Transfer, Inc.
representative or                       P.O. Box 9671
1-800-554-4611                          Providence, RI  02940

BY MAIL Write to:                       DISTRIBUTOR
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard             Dreyfus Service Corporation
Uniondale, NY  11556-0144               200 Park Avenue
                                        New York, NY  10166



Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                  182SA0601

DREYFUS FOUNDERS
FOCUS FUND

SEMIANNUAL REPORT
JUNE 30, 2001






                            DREYFUS FOUNDERS FUNDS(R)
                             THE GROWTH SPECIALISTS

TABLE OF CONTENTS

About this Report                                                     3
A Message from Founders' President                                    4
Management Overview                                                   6
Statement of Investments                                             12
Statement of Assets and Liabilities                                  14
Statement of Operations                                              16
Statements of Changes in Net Assets                                  17
Financial Highlights                                                 19
Notes to Financial Statements                                        25


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:


AU       Australia
BE       Belgium
BR       Brazil
CA       Canada
CN       China
DE       Denmark
FI       Finland
FR       France
GE       Germany
HK       Hong Kong
IE       Ireland
IN       India
IS       Israel
IT       Italy
JA       Japan
KR       South Korea
LU       Luxembourg
MX       Mexico
NE       Netherlands
NW       Norway
PT       Portugal
SG       Singapore
SP       Spain
SW       Sweden
SZ       Switzerland
TH       Thailand
TW       Taiwan
UK       United Kingdom


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.


           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. An investment in a concentrated fund may involve greater risk and more volatility than a diversified fund.

COMPARATIVE INDEXES

The comparative indexes mentioned in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Each securities index accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

     The Fund's performance will no longer be compared to the Lipper Large-Cap Growth Fund Index or the Consumer Price Index. The other indexes presented reflect the Fund's investment strategy. For your information, we have included both of these indexes in this report.

- The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

- The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

- The Lipper Large-Cap Growth Fund Index is an average of the performance of the 30 largest large-cap growth funds tracked by Lipper Inc.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

[PHOTO OF RICHARD W. SABO]

A MESSAGE FROM FOUNDERS' PRESIDENT

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

     Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

     Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

     In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

     These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

     And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

     In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches he used to cope with this challenging market, and discusses how he's positioned the Fund for the future. We hope you find his comments informative and insightful as you take the time to review your own investment plan.

     There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

     We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER SCOTT CHAPMAN, CFA

[PHOTO OF SCOTT CHAPMAN]

HOW DID THE FOCUS FUND PERFORM DURING THE FIRST HALF?

In the opening half of 2001, the market's currents proved exceptionally difficult to navigate, particularly for growth investors: large-capitalization growth companies suffered as investors sought opportunities in more defensive value stocks. This, coupled with disappointing performance from several Fund holdings, led the Focus Fund to underperform both the broad market and its benchmark index for the six months ended June 30, 2001.

     Investors found themselves caught in a struggle between two powerful forces: the Federal Reserve and the U.S. economy. On the one hand, the Fed made deep cuts in short-term interest rates--a full six cuts, bringing the Federal Funds rate down from 6.50% at the beginning of the year to 3.75% at the end of June. This willingness to act aggressively in the face of a weakening economy gave investors hope that a recession would be averted, and that the market might rebound as a result. On the other hand, we continued to hear distressing economic news, and many prominent companies announced profit warnings or disappointing earnings. These conflicting forces only served to heighten investors' anxiety about the future.

FUND AT A GLANCE

Focus Fund seeks long-term growth by normally investing in a concentrated portfolio of 20-30 common stocks that are selected for their long-term growth potential. Although, the Fund can invest in any size company, it generally invests in larger, more established companies.

WHAT SPECIFIC MARKET FACTORS IMPACTED THE FUND'S PERFORMANCE?

Technology stocks constituted the largest sector weighting in the portfolio throughout the half (we were consistently overweight relative to our benchmark indexes), and the vagaries of that sector's performance had a strong impact on the Focus Fund. While tech stocks started the year strongly, the deteriorating economic climate (resulting in a slowdown in corporate and personal spending on technology products and services) began to impact many firms' near- and intermediate-term prospects. Several of the Fund's holdings warned in February of declining profits, and in March and April we saw dramatic declines even among fundamentally strong tech companies.

     An April announcement by INTEL CORPORATION (3.00% of the Fund on June 30,
2001), reporting a sharp drop in first-quarter income, was a dark cloud with a silver lining. In the wake of this announcement, we began to see encouraging signs that the sector may have hit bottom, and that the second half of the year might bring improvement. Intel itself suggested that its second-half financial picture might improve, based on an expected stabilization

[CHART]
PORTFOLIO COMPOSITION

37.45%   Technology
19.32%   Financials
16.36%   Consumer Staples
13.38%   Healthcare
 4.84%   Consumer Cyclicals
 2.71%   Energy
 2.32%   Capital Goods
 1.07%   Communication Services
 2.55%   Cash & Equivalents

in the market for PC chips. And another technology giant, MICROSOFT CORPORATION (6.79% of the Fund), was looking forward to the much-anticipated fall launch of its Windows XP operating system. Microsoft's strong performance in the half was a boost to the Fund.

     Of course, it will take some time--perhaps until late in the fourth quarter or early 2002--before we see many of these firms return to an earnings growth trajectory. But our research shows that the select technology companies in the Focus Fund's portfolio offer attractive growth rates at compelling valuations, and we expect the market may sit up and take notice of this once the overall economy regains its footing.

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Focus Fund on 12/31/99, the Fund's inception, to a $10,000 investment made in securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

WHAT OTHER FACTORS IMPACTED THE FUND'S PERFORMANCE?

As you know, Focus Fund is a concentrated portfolio. Because the Fund is nondiversified, negative performance in any one holding can have a large impact on overall performance. Unfortunately, the first half of the year was a difficult period for stocks from almost every sector and industry in the large-capitalization marketplace.

     Performance was impaired by large weights in technology stalwarts Cisco, EMC (neither was a Fund holding on June 30, 2001) and Nokia, (representing 2.76% of the Fund), which fell during the period due to earnings deceleration. The economic and capital spending slowdown proved to be more severe and widespread than anticipated even for well-managed, broadly diversified technology leaders.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS                               YEAR-TO-    1         5      10       SINCE
(INCEPTION DATE)                    DATE+      YEAR     YEARS   YEARS   INCEPTION
CLASS A SHARES 12/31/99
    With sales charge (5.75%)       (28.61%)  (50.57%)     --      --   (35.50%)
    Without sales charge            (24.26%)  (47.56%)     --      --   (32.90%)
CLASS B SHARES 12/31/99
    With redemption*                (27.47%)  (49.98%)     --      --   (34.70%)
    Without redemption              (24.44%)  (47.89%)     --      --   (33.36%)
CLASS C SHARES 12/31/99
    With redemption**               (25.23%)  (47.97%)     --      --   (33.43%)
    Without redemption              (24.47%)  (47.97%)     --      --   (33.43%)
CLASS F SHARES 12/31/99             (24.15%)  (47.44%)     --      --   (32.84%)
CLASS R SHARES 12/31/99             (24.84%)  (48.28%)     --      --   (31.54%)
CLASS T SHARES 12/31/99
    With sales charge (4.50%)       (27.50%)  (50.16%)     --      --   (34.55%)
    Without sales charge            (24.10%)  (47.82%)     --      --   (32.51%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
+Total return is not annualized.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     However, the long-term prospects for companies like Nokia are promising. It is a leader with a strong brand in cellular handsets. End-user demand continues to grow, and we believe that if the economy rebounds, the engine of growth in our economy will be fueled by well-positioned market share leaders such as Nokia.

WHAT TYPES OF COMPANIES PERFORMED WELL IN THE FIRST HALF?

There were several bright spots in this otherwise dark half. Our holdings in media-oriented companies, such as AOL TIME WARNER, INC. (5.45% of the Fund) and VIACOM, INC. (4.27% of the Fund), posted strong returns for the period. Corporations' advertising budgets are often the first to be cut during troubled economic times, and this fact raised questions about whether these media companies would see declining revenues. But by the second quarter, the market began to feel that the Fed's rate cuts would translate into an upturn in advertising spending by year's end, and media stocks received a boost as a result.

LARGEST EQUITY HOLDINGS

 1. Berkshire Hathaway, Inc.            7.99%
 2. Microsoft Corporation               6.79%
 3. Citigroup, Inc.                     5.72%
 4. Franklin Resources, Inc.            5.61%
 5. AOL Time Warner, Inc.               5.45%
 6. Pfizer, Inc.                        4.52%
 7. Viacom, Inc. (Class B)              4.27%
 8. Concord EFS, Inc.                   4.07%
 9. Philip Morris Companies, Inc.       3.53%
10. Genentech, Inc.                     3.45%

     Our holdings in select financial stocks also performed well. Chief among these were CITIGROUP, INC. (5.72% of the Fund), whose high-quality loan portfolio and expansion into Mexico bode well for the future; and FRANKLIN RESOURCES (5.61% of the Fund), an asset management firm that has been able to post solid earnings growth during a period when the amount of managed assets remained flat.

     The Fund's largest holding, BERKSHIRE HATHAWAY, INC. (7.99% of the Fund) outperformed the major indexes. This conglomerate has operations primarily focused in the insurance industry; but it is also well diversified, owning companies in such areas as furniture and flight services. The company's superlative track record, strong management, and revenue potential have made Berkshire Hathaway a compelling investment.

WHAT SORT OF ENVIRONMENT LIES AHEAD FOR THE FUND?

Conventional market wisdom holds that it takes between six and 12 months before any change in interest rates really begins to be felt by the economy. This means that we may soon know whether the Fed's first-quarter rate cuts will have their desired effect. We believe there have been some positive economic signs, and the rebound that much of the market experienced in the second quarter suggests that investors are regaining confidence. We may well see an economic recovery begin by the fourth quarter of 2001, but we will stay on alert for signs of a possible recession.

     In the end, we are not economists, and we believe that trying to predict the short-term movements in the economy (or the markets) is not productive. It is by investing in fundamentally strong companies and by keeping our eyes fixed on their long-term prospects that we may best be able to pursue solid performance over the course of many market cycles.


/s/ Scott Chapman

Scott Chapman, CFA

Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                 MARKET VALUE

-------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-92.3%
BIOTECHNOLOGY-2.1%
      1,000  Human Genome Sciences, Inc.*............   $   60,246
                                                        ----------
BROADCASTING (TV, RADIO & CABLE)-3.1%
      1,425  Clear Channel Communications, Inc.*.....       89,348
                                                        ----------
COMMUNICATION EQUIPMENT-4.8%
      1,025  CIENA Corporation*......................       38,950
      1,725  Comverse Technology, Inc.*..............       98,498
                                                        ----------
                                                           137,448
                                                        ----------
COMPUTERS (HARDWARE)-1.3%
      1,450  Dell Computer Corporation*..............       37,918
                                                        ----------
COMPUTERS (SOFTWARE & SERVICES)-14.5%
        975  Adobe Systems, Inc......................       45,825
      2,675  Microsoft Corporation*..................      195,275
      1,650  Seibel Systems, Inc.*...................       77,385
      1,475  VERITAS Software Corporation*...........       98,132
                                                        ----------
                                                           416,617
                                                        ----------
ELECTRONICS (SEMICONDUCTORS)-7.6%
      2,950  Intel Corporation.......................       86,288
      1,400  Micron Technology, Inc.*................       57,540
      2,375  Texas Instruments, Inc..................       74,813
                                                        ----------
                                                           218,641
                                                        ----------
ENTERTAINMENT-9.7%
      2,962  AOL Time Warner, Inc.*..................      156,986
      2,375  Viacom, Inc. Class B*...................      122,906
                                                        ----------
                                                           279,892
                                                        ----------
FINANCIAL (DIVERSIFIED)-5.7%
      3,116  Citigroup, Inc..........................      164,649
                                                        ----------
FOOTWEAR-2.2%
      1,500  Nike, Inc. Class B......................       62,985
                                                        ----------
HEALTHCARE (DRUGS-GENERIC & OTHER)-8.0%
      1,800  Genentech, Inc.*........................       99,180
      3,250  Pfizer, Inc.............................      130,163
                                                        ----------
                                                           229,343
                                                        ----------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-3.3%
      1,950  Baxter International, Inc...............       95,550
                                                        ----------
INSURANCE (PROPERTY-CASUALTY)-8.0%
        100  Berkshire Hathaway, Inc.*...............      230,000
                                                        ----------
INVESTMENT MANAGEMENT-5.6%
      3,525  Franklin Resources, Inc.................      161,339
                                                        ----------


-------------------------------------------------------------------
SHARES                                                 MARKET VALUE

MANUFACTURING (DIVERSIFIED)-2.3%
      1,225  Tyco International Limited..............   $   66,763
                                                        ----------
OIL & GAS (DRILLING & EQUIPMENT)-2.7%
      1,300  Smith International, Inc.*..............       77,870
                                                        ----------
RETAIL (BUILDING SUPPLIES)-1.5%
        900  Home Depot, Inc.........................       41,895
                                                        ----------
RETAIL (DEPARTMENT STORES)-1.2%
        550  Kohl's Corporation*.....................       34,502
                                                        ----------
SERVICES (DATA PROCESSING)-4.1%
      2,250  Concord EFS, Inc.*......................      117,023
                                                        ----------
TELECOMMUNICATIONS (LONG DISTANCE)-1.1%
      2,175  WorldCom, Inc. - WorldCom Group*........       30,885
                                                        ----------
TOBACCO-3.5%
      2,000  Philip Morris Companies, Inc............      101,500
                                                        ----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$2,723,883)....................................    2,654,414
                                                        ----------
COMMON STOCKS (FOREIGN)-5.2%
COMMUNICATION EQUIPMENT-2.8%
      3,600  Nokia Oyj Sponsored ADR (FI)............       79,344
                                                        ----------
COMPUTERS (SOFTWARE & SERVICES)-2.4%
      1,400  Check Point Software Technologies
             Limited ADR (IS)*.......................       70,798
                                                        ----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$262,293)......................................      150,142
                                                        ----------
TOTAL INVESTMENTS-97.5%
(COST-$2,986,176)....................................    2,804,556
OTHER ASSETS AND LIABILITIES-2.5%....................       73,390
                                                        ----------
NET ASSETS-100.0%....................................   $2,877,946
                                                        ==========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $ 2,986,176
                                                    -----------
Investment securities, at market..................    2,804,556
Cash..............................................       59,555
Receivables:
  Capital shares sold.............................        1,766
  Dividends.......................................        1,268
  From adviser....................................       42,717
Other assets......................................        1,393
                                                    -----------
    Total Assets..................................    2,911,255
                                                    -----------

LIABILITIES
Payables:
  Capital shares redeemed.........................       22,625
  Advisory fees...................................        2,033
  Shareholder servicing fees......................        1,335
  Accounting fees.................................           60
  Distribution fees...............................        1,821
  Other...........................................        5,435
                                                    -----------
    Total Liabilities.............................       33,309
                                                    -----------
Net Assets........................................  $ 2,877,946
                                                    ===========

Net Assets--Class A...............................  $   109,471
Shares Outstanding--Class A.......................       15,933
Net Asset Value and Redemption Price Per Share....  $      6.87
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $      7.29

Net Assets--Class B...............................  $   349,706
Shares Outstanding--Class B.......................       51,448
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $      6.80

Net Assets--Class C...............................  $    40,450
Shares Outstanding--Class C.......................        5,956
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $      6.79

Net Assets--Class F...............................  $ 2,368,536
Shares Outstanding--Class F.......................      344,376
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $      6.88

Net Assets--Class R...............................  $       566
Shares Outstanding--Class R.......................           80
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $      7.08

Net Assets--Class T...............................  $     9,217
Shares Outstanding--Class T.......................        1,330
Net Asset Value and Redemption Price Per Share....  $      6.93
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $      7.26

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $      4,492
  Interest........................................         1,747
                                                    ------------
    Total Investment Income.......................         6,239
                                                    ------------
Expenses:
  Advisory fees--Note 2...........................        13,861
  Shareholder servicing fees--Note 2..............         8,352
  Accounting fees--Note 2.........................           407
  Distribution fees--Note 2.......................         4,978
  Transfer agency fees--Note 2....................        15,294
  Registration fees...............................        30,153
  Postage and mailing expenses....................           561
  Custodian fees and expenses--Note 2.............         1,417
  Printing expenses...............................         2,443
  Legal and audit fees............................           213
  Directors' fees and expenses....................           203
  Other expenses..................................           183
                                                    ------------
    Total Expenses................................        78,065
    Earnings Credits..............................        (1,148)
    Reimbursed/Waived Expenses....................       (50,339)
    Expense Offset to Broker Commissions..........          (425)
                                                    ------------
    Net Expenses..................................        26,153
                                                    ------------
  Net Investment (Loss)...........................       (19,914)
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (1,314,282)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................       377,952
                                                    ------------
    Net Realized and Unrealized (Loss) on
    Investments and Foreign Currency
    Transactions..................................      (936,330)
                                                    ------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  ($   956,244)
                                                    ============

Purchases of long-term securities.................  $  2,873,538
Proceeds from sales of long-term securities.......  $  3,019,897
Purchases of long-term U.S. Government
Obligations.......................................  $          0
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $          0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                            YEAR
                                           SIX MONTHS       ENDED
                                          ENDED 6/30/01   12/31/01
                                          -------------  -----------
OPERATIONS
Net Investment (Loss)...................   ($   19,914)  ($   76,707)
Net Realized (Loss) from Security
  Transactions..........................    (1,314,282)   (1,779,119)
Net Change in Unrealized
  Appreciation/Depreciation.............       377,952      (573,933)
                                           -----------   -----------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................      (956,244)   (2,429,759)
                                           -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
In Excess of Net Investment Income
  Class A...............................             0           (27)
  Class B...............................             0            (9)
  Class C...............................             0            (9)
  Class F...............................             0            (9)
  Class R...............................             0            (9)
  Class T...............................             0            (9)
                                           -----------   -----------
Net (Decrease) from Dividends and
  Distributions.........................             0           (72)
                                           -----------   -----------

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED) (CONTINUED)

                                                            YEAR
                                           SIX MONTHS       ENDED
                                          ENDED 6/30/01   12/31/01
                                          -------------  -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................   $    17,455   $   539,426
  Class B...............................        34,121       818,638
  Class C...............................         1,005        96,992
  Class F...............................       633,416     8,985,535
  Class R...............................             0             0
  Class T...............................             0        17,365
Reinvested dividends and distributions
  Class A...............................             0            27
  Class B...............................             0             9
  Class C...............................             0             9
  Class F...............................             0             9
  Class R...............................             0             9
  Class T...............................             0             9
                                           -----------   -----------
                                               685,997    10,458,028
Cost of shares redeemed
  Class A...............................      (171,046)     (861,295)
  Class B...............................       (70,265)     (308,205)
  Class C...............................       (17,970)     (254,525)
  Class F...............................      (713,841)   (3,993,713)
  Class R...............................             0      (252,737)
  Class T...............................             0      (250,840)
                                           -----------   -----------
                                              (973,122)   (5,921,315)
                                           -----------   -----------
Net Increase (Decrease) from Capital
  Share Transactions....................      (287,125)    4,536,713
                                           -----------   -----------
Net Increase (Decrease) in Net Assets...    (1,243,369)    2,106,882
NET ASSETS
  Beginning of period...................   $ 4,121,315   $ 2,014,433
                                           -----------   -----------
  End of period.........................   $ 2,877,946   $ 4,121,315
                                           ===========   ===========
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................   $ 6,172,881   $ 6,460,006
Accumulated undistributed (distribution
  in excess of) net investment income...       (19,914)            0
Accumulated undistributed net realized
  (loss) from security transactions.....    (3,093,401)   (1,779,119)
Unrealized (depreciation) on investments
  and foreign currency transactions.....      (181,620)     (559,572)
                                           -----------   -----------
Total...................................   $ 2,877,946   $ 4,121,315
                                           ===========   ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                          -------------------  --------------------
CLASS A SHARES
Net Asset Value, beginning of period....       $   9.07              $  12.50
Income from investment operations:
    Net investment (loss)...............          (0.39)                (0.15)
    Net (losses) on securities (both
      realized and unrealized)..........          (1.81)                (3.28)
                                               --------              --------
        Total from investment
          operations....................          (2.20)                (3.43)
Less distributions:
    From net investment income..........           0.00                  0.00+
    From net realized gains.............           0.00                  0.00
                                               --------              --------
        Total distributions.............           0.00                  0.00
Net Asset Value, end of period..........       $   6.87              $   9.07
                                               ========              ========
Total Return/Ratios
    Total return*.......................         (24.26%)              (27.44%)
    Net assets, end of period (000s)....       $    109              $    332
    Net expenses to average net assets#,
      +.................................           1.50%**               1.50%
    Gross expenses to average net
      assets#, +........................           1.58%**               1.60%
    Net investment (loss) to average net
      assets+...........................          (3.65%)**             (0.92%)
    Portfolio turnover rate@............            237%                  372%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 3.95% (2001) and 2.02% (2000). The gross expense ratios would have been 4.03% (2001) and 2.12% (2000). The net investment income ratios would have been (6.10%)
     (2001) and (1.44%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                          -------------------  --------------------
CLASS B SHARES
Net Asset Value, beginning of period....        $  9.00              $ 12.50
Income from investment operations:
    Net investment (loss)...............          (0.14)               (0.19)
    Net (losses) on securities (both
      realized and unrealized)..........          (2.06)               (3.31)
                                                -------              -------
        Total from investment
          operations....................          (2.20)               (3.50)
Less distributions:
    From net investment income..........           0.00                 0.00+
    From net realized gains.............           0.00                 0.00
                                                -------              -------
        Total distributions.............           0.00                 0.00
Net Asset Value, end of period..........        $  6.80              $  9.00
                                                =======              =======
Total Return/Ratios
    Total return*.......................         (24.44%)             (28.00%)
    Net assets, end of period (000s)....        $   350              $   502
    Net expenses to average net assets#,
      +.................................           2.25%**              2.25%
    Gross expenses to average net
      assets#, +........................           2.32%**              2.40%
    Net investment (loss) to average net
      assets+...........................          (3.21%)**            (1.81%)
    Portfolio turnover rate@............            237%                 372%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 5.12% (2001) and 3.07% (2000). The gross expense ratios would have been 5.19% (2001) and 3.22% (2000). The net investment income ratios would have been (6.08%)
     (2001) and (2.63%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                          -------------------  --------------------
CLASS C SHARES
Net Asset Value, beginning of period....        $  8.99              $ 12.50
Income from investment operations:
    Net investment (loss)...............          (0.25)               (0.31)
    Net (losses) on securities (both
      realized and unrealized)..........          (1.95)               (3.20)
                                                -------              -------
        Total from investment
          operations....................          (2.20)               (3.51)
Less distributions:
    From net investment income..........           0.00                 0.00+
    From net realized gains.............           0.00                 0.00
                                                -------              -------
        Total distributions.............           0.00                 0.00
Net Asset Value, end of period..........        $  6.79              $  8.99
                                                =======              =======
Total Return/Ratios
    Total return*.......................         (24.47%)             (28.08%)
    Net assets, end of period (000s)....        $    40              $    74
    Net expenses to average net assets#,
      +.................................           2.25%**              2.25%
    Gross expenses to average net
      assets#, +........................           2.33%**              2.33%
    Net investment (loss) to average net
      assets+...........................          (2.98%)**            (1.64%)
    Portfolio turnover rate@............            237%                 372%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 4.70% (2001) and 2.57% (2000). The gross expense ratios would have been 4.78% (2001) and 2.65% (2000). The net investment income ratios would have been (5.43%)
     (2001) and (1.97%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                          -------------------  --------------------
CLASS F SHARES
Net Asset Value, beginning of period....        $  9.07              $ 12.50
Income from investment operations:
    Net investment (loss)...............          (0.10)               (0.16)
    Net (losses) on securities (both
      realized and unrealized)..........          (2.09)               (3.27)
                                                -------              -------
        Total from investment
          operations....................          (2.19)               (3.43)
Less distributions:
    From net investment income..........           0.00                 0.00+
    From net realized gains.............           0.00                 0.00
                                                -------              -------
        Total distributions.............           0.00                 0.00
    Net Asset Value, end of period......        $  6.88              $  9.07
                                                =======              =======
Total Return/Ratios
    Total return........................         (24.15%)             (27.44%)
    Net assets, end of period (000s)....        $ 2,369              $ 3,200
    Net expenses to average net assets#,
      +.................................           1.50%**              1.50%
    Gross expenses to average net
      assets#, +........................           1.57%**              1.63%
    Net investment (loss) to average net
      assets+...........................          (2.49%)**            (1.09%)
    Portfolio turnover rate@............            237%                 372%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 4.67% (2001) and 2.32% (2000). The gross expense ratios would have been 4.74% (2001) and 2.45% (2000). The net investment income ratios would have been (5.66%)
     (2001) and (1.91%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                          -------------------  --------------------
CLASS R SHARES
Net Asset Value, beginning of period....        $ 9.42                $12.50
Income from investment operations:
    Net investment (loss)...............         (0.18)                (8.91)
    Net gains (losses) on securities
      (both realized and unrealized)....         (2.16)                 5.83
                                                ------                ------
        Total from investment
          operations....................         (2.34)                (3.08)
Less distributions:
    From net investment income..........          0.00                  0.00+
    From net realized gains.............          0.00                  0.00
                                                ------                ------
        Total distributions.............          0.00                  0.00
Net Asset Value, end of period..........        $ 7.08                $ 9.42
                                                ======                ======
Total Return/Ratios
    Total return........................        (24.84%)              (24.64%)
    Net assets, end of period (000s)....        $    1                $    1
    Net expenses to average net assets#,
      +.................................          1.25%**               1.21%
    Gross expenses to average net
      assets#, +........................          1.32%**               1.26%
    Net investment (loss) to average net
      assets +..........................         (4.62%)**             (0.56%)
    Portfolio turnover rate@............           237%                  372%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2001. Had these fees not been reimbursed, the net expense ratio would have been 6.72%. The gross expense ratio would have been 6.78%. The net investment income ratio would have been (10.09%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                          -------------------  --------------------
CLASS T SHARES
Net Asset Value, beginning of period....        $ 9.13                $12.50
Income from investment operations:
    Net investment (loss)...............         (0.17)                (1.08)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.03)                (2.29)
                                                ------                ------
        Total from investment
          operations....................         (2.20)                (3.37)
Less distributions:
    From net investment income..........          0.00                  0.00+
    From net realized gains.............          0.00                  0.00
                                                ------                ------
        Total distributions.............          0.00                  0.00
Net Asset Value, end of period..........        $ 6.93                $ 9.13
                                                ======                ======
Total Return/Ratios
    Total return*.......................        (24.10%)              (26.96%)
    Net assets, end of period (000s)....        $    9                $   12
    Net expenses to average net assets#,
      +.................................          1.75%**               1.75%
    Gross expenses to average net
      assets#, +........................          1.81%**               1.80%
    Net investment (loss) to average net
      assets+...........................         (4.21%)**             (1.10%)
    Portfolio turnover rate@............           237%                  372%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 6.15% (2001) and 1.80% (2000). The gross expense ratios would have been 6.22% (2001) and 1.85% (2000). The net investment income ratios would have been (8.61%)
     (2001) and (1.15%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Focus Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.85% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.75% of net assets in excess of $500 million.
  Founders has agreed to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.50% for Class A and Class F shares, 2.25% for Class B and Class C shares, 1.25% for Class R shares, and 1.75% for

Class T shares. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Company's board of directors. For the six months ended June 30, 2001, $50,339 was reimbursed to the Fund by Founders under this provision.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $344 during the six months ended
June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $729 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $218, $493, $67, and $14, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $1,479, $200, $3,285, and $14, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers.......................  $ 1,186,406
Post-October Capital Loss Deferral................  $   440,611
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $ 3,017,893
Unrealized Appreciation...........................  $   152,298
Unrealized (Depreciation).........................  $  (365,635)
Net (Depreciation)................................  $  (213,337)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 300 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS    YEAR
                                            ENDED       ENDED
                                           6/30/01    12/31/00
                                          ----------  ---------
CLASS A
      Shares sold.......................      2,517     44,911
      Shares issued for dividends
        reinvested......................          0          0
      Shares redeemed...................    (23,210)   (68,284)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................    (20,694)   (23,373)
CLASS B
      Shares sold.......................      4,728     60,592
      Shares issued for dividends
        reinvested......................          0          0
      Shares redeemed...................     (9,094)   (24,778)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................     (4,366)    35,814
CLASS C
      Shares sold.......................        135      8,508
      Shares issued for dividends
        reinvested......................          0          0
      Shares redeemed...................     (2,452)   (20,235)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................     (2,317)   (11,727)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)


                                          SIX MONTHS    YEAR
                                            ENDED       ENDED
                                           6/30/01    12/31/00
                                          ----------  ---------
CLASS F
      Shares sold.......................     83,334    672,273
      Shares issued for dividends
        reinvested......................          0          0
      Shares redeemed...................    (91,633)  (339,598)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................     (8,299)   332,675
CLASS R
      Shares sold.......................          0          0
      Shares issued for dividends
        reinvested......................          0          0
      Shares redeemed...................          0    (19,920)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................          0    (19,920)
CLASS T
      Shares sold.......................          0      1,250
      Shares issued for dividends
        reinvested......................          0          0
      Shares redeemed...................          0    (19,920)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................          0    (18,670)

FOR MORE INFORMATION

DREYFUS FOUNDERS FOCUS FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655

OR

www.founders.com.


This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C) 2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-FOC

DREYFUS FOUNDERS
FOCUS FUND

SEMIANNUAL REPORT
JUNE 30, 2001

TABLE OF CONTENTS

About this Report                                                     3
A Message from Founders' President                                    4
Management Overview                                                   6
Statement of Investments                                             12
Statement of Assets and Liabilities                                  14
Statement of Operations                                              16
Statements of Changes in Net Assets                                  17
Financial Highlights                                                 19
Notes to Financial Statements                                        25


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:


AU       Australia
BE       Belgium
BR       Brazil
CA       Canada
CN       China
DE       Denmark
FI       Finland
FR       France
GE       Germany
HK       Hong Kong
IE       Ireland
IN       India
IS       Israel
IT       Italy
JA       Japan
KR       South Korea
LU       Luxembourg
MX       Mexico
NE       Netherlands
NW       Norway
PT       Portugal
SG       Singapore
SP       Spain
SW       Sweden
SZ       Switzerland
TH       Thailand
TW       Taiwan
UK       United Kingdom


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.


           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. An investment in a concentrated fund may involve greater risk and more volatility than a diversified fund.

COMPARATIVE INDEXES

The comparative indexes mentioned in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Each securities index accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

     The Fund's performance will no longer be compared to the Lipper Large-Cap Growth Fund Index or the Consumer Price Index. The other indexes presented reflect the Fund's investment strategy. For your information, we have included both of these indexes in this report.

- The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

- The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

- The Lipper Large-Cap Growth Fund Index is an average of the performance of the 30 largest large-cap growth funds tracked by Lipper Inc.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

[PHOTO OF RICHARD W. SABO]

A MESSAGE FROM FOUNDERS' PRESIDENT

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

     Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

     Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

     In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

     These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

     And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

     In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches he used to cope with this challenging market, and discusses how he's positioned the Fund for the future. We hope you find his comments informative and insightful as you take the time to review your own investment plan.

     There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

     We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER SCOTT CHAPMAN, CFA

[PHOTO OF SCOTT CHAPMAN]

HOW DID THE FOCUS FUND PERFORM DURING THE FIRST HALF?

In the opening half of 2001, the market's currents proved exceptionally difficult to navigate, particularly for growth investors: large-capitalization growth companies suffered as investors sought opportunities in more defensive value stocks. This, coupled with disappointing performance from several Fund holdings, led the Focus Fund to underperform both the broad market and its benchmark index for the six months ended June 30, 2001.

     Investors found themselves caught in a struggle between two powerful forces: the Federal Reserve and the U.S. economy. On the one hand, the Fed made deep cuts in short-term interest rates--a full six cuts, bringing the Federal Funds rate down from 6.50% at the beginning of the year to 3.75% at the end of June. This willingness to act aggressively in the face of a weakening economy gave investors hope that a recession would be averted, and that the market might rebound as a result. On the other hand, we continued to hear distressing economic news, and many prominent companies announced profit warnings or disappointing earnings. These conflicting forces only served to heighten investors' anxiety about the future.

FUND AT A GLANCE

Focus Fund seeks long-term growth by normally investing in a concentrated portfolio of 20-30 common stocks that are selected for their long-term growth potential. Although, the Fund can invest in any size company, it generally invests in larger, more established companies.

WHAT SPECIFIC MARKET FACTORS IMPACTED THE FUND'S PERFORMANCE?

Technology stocks constituted the largest sector weighting in the portfolio throughout the half (we were consistently overweight relative to our benchmark indexes), and the vagaries of that sector's performance had a strong impact on the Focus Fund. While tech stocks started the year strongly, the deteriorating economic climate (resulting in a slowdown in corporate and personal spending on technology products and services) began to impact many firms' near- and intermediate-term prospects. Several of the Fund's holdings warned in February of declining profits, and in March and April we saw dramatic declines even among fundamentally strong tech companies.

     An April announcement by INTEL CORPORATION (3.00% of the Fund on June 30,
2001), reporting a sharp drop in first-quarter income, was a dark cloud with a silver lining. In the wake of this announcement, we began to see encouraging signs that the sector may have hit bottom, and that the second half of the year might bring improvement. Intel itself suggested that its second-half financial picture might improve, based on an expected stabilization

[CHART]
PORTFOLIO COMPOSITION

37.45%   Technology
19.32%   Financials
16.36%   Consumer Staples
13.38%   Healthcare
 4.84%   Consumer Cyclicals
 2.71%   Energy
 2.32%   Capital Goods
 1.07%   Communication Services
 2.55%   Cash & Equivalents

in the market for PC chips. And another technology giant, MICROSOFT CORPORATION (6.79% of the Fund), was looking forward to the much-anticipated fall launch of its Windows XP operating system. Microsoft's strong performance in the half was a boost to the Fund.

     Of course, it will take some time--perhaps until late in the fourth quarter or early 2002--before we see many of these firms return to an earnings growth trajectory. But our research shows that the select technology companies in the Focus Fund's portfolio offer attractive growth rates at compelling valuations, and we expect the market may sit up and take notice of this once the overall economy regains its footing.

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Focus Fund on 12/31/99, the Fund's inception, to a $10,000 investment made in securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

WHAT OTHER FACTORS IMPACTED THE FUND'S PERFORMANCE?

As you know, Focus Fund is a concentrated portfolio. Because the Fund is nondiversified, negative performance in any one holding can have a large impact on overall performance. Unfortunately, the first half of the year was a difficult period for stocks from almost every sector and industry in the large-capitalization marketplace.

     Performance was impaired by large weights in technology stalwarts Cisco, EMC (neither was a Fund holding on June 30, 2001) and Nokia, (representing 2.76% of the Fund), which fell during the period due to earnings deceleration. The economic and capital spending slowdown proved to be more severe and widespread than anticipated even for well-managed, broadly diversified technology leaders.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS                               YEAR-TO-    1         5      10       SINCE
(INCEPTION DATE)                    DATE+      YEAR     YEARS   YEARS   INCEPTION
CLASS A SHARES 12/31/99
    With sales charge (5.75%)       (28.61%)  (50.57%)     --      --   (35.50%)
    Without sales charge            (24.26%)  (47.56%)     --      --   (32.90%)
CLASS B SHARES 12/31/99
    With redemption*                (27.47%)  (49.98%)     --      --   (34.70%)
    Without redemption              (24.44%)  (47.89%)     --      --   (33.36%)
CLASS C SHARES 12/31/99
    With redemption**               (25.23%)  (47.97%)     --      --   (33.43%)
    Without redemption              (24.47%)  (47.97%)     --      --   (33.43%)
CLASS F SHARES 12/31/99             (24.15%)  (47.44%)     --      --   (32.84%)
CLASS R SHARES 12/31/99             (24.84%)  (48.28%)     --      --   (31.54%)
CLASS T SHARES 12/31/99
    With sales charge (4.50%)       (27.50%)  (50.16%)     --      --   (34.55%)
    Without sales charge            (24.10%)  (47.82%)     --      --   (32.51%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
+Total return is not annualized.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     However, the long-term prospects for companies like Nokia are promising. It is a leader with a strong brand in cellular handsets. End-user demand continues to grow, and we believe that if the economy rebounds, the engine of growth in our economy will be fueled by well-positioned market share leaders such as Nokia.

WHAT TYPES OF COMPANIES PERFORMED WELL IN THE FIRST HALF?

There were several bright spots in this otherwise dark half. Our holdings in media-oriented companies, such as AOL TIME WARNER, INC. (5.45% of the Fund) and VIACOM, INC. (4.27% of the Fund), posted strong returns for the period. Corporations' advertising budgets are often the first to be cut during troubled economic times, and this fact raised questions about whether these media companies would see declining revenues. But by the second quarter, the market began to feel that the Fed's rate cuts would translate into an upturn in advertising spending by year's end, and media stocks received a boost as a result.

LARGEST EQUITY HOLDINGS

 1. Berkshire Hathaway, Inc.            7.99%
 2. Microsoft Corporation               6.79%
 3. Citigroup, Inc.                     5.72%
 4. Franklin Resources, Inc.            5.61%
 5. AOL Time Warner, Inc.               5.45%
 6. Pfizer, Inc.                        4.52%
 7. Viacom, Inc. (Class B)              4.27%
 8. Concord EFS, Inc.                   4.07%
 9. Philip Morris Companies, Inc.       3.53%
10. Genentech, Inc.                     3.45%

     Our holdings in select financial stocks also performed well. Chief among these were CITIGROUP, INC. (5.72% of the Fund), whose high-quality loan portfolio and expansion into Mexico bode well for the future; and FRANKLIN RESOURCES (5.61% of the Fund), an asset management firm that has been able to post solid earnings growth during a period when the amount of managed assets remained flat.

     The Fund's largest holding, BERKSHIRE HATHAWAY, INC. (7.99% of the Fund) outperformed the major indexes. This conglomerate has operations primarily focused in the insurance industry; but it is also well diversified, owning companies in such areas as furniture and flight services. The company's superlative track record, strong management, and revenue potential have made Berkshire Hathaway a compelling investment.

WHAT SORT OF ENVIRONMENT LIES AHEAD FOR THE FUND?

Conventional market wisdom holds that it takes between six and 12 months before any change in interest rates really begins to be felt by the economy. This means that we may soon know whether the Fed's first-quarter rate cuts will have their desired effect. We believe there have been some positive economic signs, and the rebound that much of the market experienced in the second quarter suggests that investors are regaining confidence. We may well see an economic recovery begin by the fourth quarter of 2001, but we will stay on alert for signs of a possible recession.

     In the end, we are not economists, and we believe that trying to predict the short-term movements in the economy (or the markets) is not productive. It is by investing in fundamentally strong companies and by keeping our eyes fixed on their long-term prospects that we may best be able to pursue solid performance over the course of many market cycles.


/s/ Scott Chapman

Scott Chapman, CFA

Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS FOCUS FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655

OR

www.founders.com.


This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C) 2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-FOC

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                 MARKET VALUE

-------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-92.3%
BIOTECHNOLOGY-2.1%
      1,000  Human Genome Sciences, Inc.*............   $   60,246
                                                        ----------
BROADCASTING (TV, RADIO & CABLE)-3.1%
      1,425  Clear Channel Communications, Inc.*.....       89,348
                                                        ----------
COMMUNICATION EQUIPMENT-4.8%
      1,025  CIENA Corporation*......................       38,950
      1,725  Comverse Technology, Inc.*..............       98,498
                                                        ----------
                                                           137,448
                                                        ----------
COMPUTERS (HARDWARE)-1.3%
      1,450  Dell Computer Corporation*..............       37,918
                                                        ----------
COMPUTERS (SOFTWARE & SERVICES)-14.5%
        975  Adobe Systems, Inc......................       45,825
      2,675  Microsoft Corporation*..................      195,275
      1,650  Seibel Systems, Inc.*...................       77,385
      1,475  VERITAS Software Corporation*...........       98,132
                                                        ----------
                                                           416,617
                                                        ----------
ELECTRONICS (SEMICONDUCTORS)-7.6%
      2,950  Intel Corporation.......................       86,288
      1,400  Micron Technology, Inc.*................       57,540
      2,375  Texas Instruments, Inc..................       74,813
                                                        ----------
                                                           218,641
                                                        ----------
ENTERTAINMENT-9.7%
      2,962  AOL Time Warner, Inc.*..................      156,986
      2,375  Viacom, Inc. Class B*...................      122,906
                                                        ----------
                                                           279,892
                                                        ----------
FINANCIAL (DIVERSIFIED)-5.7%
      3,116  Citigroup, Inc..........................      164,649
                                                        ----------
FOOTWEAR-2.2%
      1,500  Nike, Inc. Class B......................       62,985
                                                        ----------
HEALTHCARE (DRUGS-GENERIC & OTHER)-8.0%
      1,800  Genentech, Inc.*........................       99,180
      3,250  Pfizer, Inc.............................      130,163
                                                        ----------
                                                           229,343
                                                        ----------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-3.3%
      1,950  Baxter International, Inc...............       95,550
                                                        ----------
INSURANCE (PROPERTY-CASUALTY)-8.0%
        100  Berkshire Hathaway, Inc.*...............      230,000
                                                        ----------
INVESTMENT MANAGEMENT-5.6%
      3,525  Franklin Resources, Inc.................      161,339
                                                        ----------


-------------------------------------------------------------------
SHARES                                                 MARKET VALUE

MANUFACTURING (DIVERSIFIED)-2.3%
      1,225  Tyco International Limited..............   $   66,763
                                                        ----------
OIL & GAS (DRILLING & EQUIPMENT)-2.7%
      1,300  Smith International, Inc.*..............       77,870
                                                        ----------
RETAIL (BUILDING SUPPLIES)-1.5%
        900  Home Depot, Inc.........................       41,895
                                                        ----------
RETAIL (DEPARTMENT STORES)-1.2%
        550  Kohl's Corporation*.....................       34,502
                                                        ----------
SERVICES (DATA PROCESSING)-4.1%
      2,250  Concord EFS, Inc.*......................      117,023
                                                        ----------
TELECOMMUNICATIONS (LONG DISTANCE)-1.1%
      2,175  WorldCom, Inc. - WorldCom Group*........       30,885
                                                        ----------
TOBACCO-3.5%
      2,000  Philip Morris Companies, Inc............      101,500
                                                        ----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$2,723,883)....................................    2,654,414
                                                        ----------
COMMON STOCKS (FOREIGN)-5.2%
COMMUNICATION EQUIPMENT-2.8%
      3,600  Nokia Oyj Sponsored ADR (FI)............       79,344
                                                        ----------
COMPUTERS (SOFTWARE & SERVICES)-2.4%
      1,400  Check Point Software Technologies
             Limited ADR (IS)*.......................       70,798
                                                        ----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$262,293)......................................      150,142
                                                        ----------
TOTAL INVESTMENTS-97.5%
(COST-$2,986,176)....................................    2,804,556
OTHER ASSETS AND LIABILITIES-2.5%....................       73,390
                                                        ----------
NET ASSETS-100.0%....................................   $2,877,946
                                                        ==========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $ 2,986,176
                                                    -----------
Investment securities, at market..................    2,804,556
Cash..............................................       59,555
Receivables:
  Capital shares sold.............................        1,766
  Dividends.......................................        1,268
  From adviser....................................       42,717
Other assets......................................        1,393
                                                    -----------
    Total Assets..................................    2,911,255
                                                    -----------

LIABILITIES
Payables:
  Capital shares redeemed.........................       22,625
  Advisory fees...................................        2,033
  Shareholder servicing fees......................        1,335
  Accounting fees.................................           60
  Distribution fees...............................        1,821
  Other...........................................        5,435
                                                    -----------
    Total Liabilities.............................       33,309
                                                    -----------
Net Assets........................................  $ 2,877,946
                                                    ===========

Net Assets--Class A...............................  $   109,471
Shares Outstanding--Class A.......................       15,933
Net Asset Value and Redemption Price Per Share....  $      6.87
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $      7.29

Net Assets--Class B...............................  $   349,706
Shares Outstanding--Class B.......................       51,448
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $      6.80

Net Assets--Class C...............................  $    40,450
Shares Outstanding--Class C.......................        5,956
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $      6.79

Net Assets--Class F...............................  $ 2,368,536
Shares Outstanding--Class F.......................      344,376
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $      6.88

Net Assets--Class R...............................  $       566
Shares Outstanding--Class R.......................           80
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $      7.08

Net Assets--Class T...............................  $     9,217
Shares Outstanding--Class T.......................        1,330
Net Asset Value and Redemption Price Per Share....  $      6.93
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $      7.26

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $      4,492
  Interest........................................         1,747
                                                    ------------
    Total Investment Income.......................         6,239
                                                    ------------
Expenses:
  Advisory fees--Note 2...........................        13,861
  Shareholder servicing fees--Note 2..............         8,352
  Accounting fees--Note 2.........................           407
  Distribution fees--Note 2.......................         4,978
  Transfer agency fees--Note 2....................        15,294
  Registration fees...............................        30,153
  Postage and mailing expenses....................           561
  Custodian fees and expenses--Note 2.............         1,417
  Printing expenses...............................         2,443
  Legal and audit fees............................           213
  Directors' fees and expenses....................           203
  Other expenses..................................           183
                                                    ------------
    Total Expenses................................        78,065
    Earnings Credits..............................        (1,148)
    Reimbursed/Waived Expenses....................       (50,339)
    Expense Offset to Broker Commissions..........          (425)
                                                    ------------
    Net Expenses..................................        26,153
                                                    ------------
  Net Investment (Loss)...........................       (19,914)
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (1,314,282)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................       377,952
                                                    ------------
    Net Realized and Unrealized (Loss) on
    Investments and Foreign Currency
    Transactions..................................      (936,330)
                                                    ------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  ($   956,244)
                                                    ============

Purchases of long-term securities.................  $  2,873,538
Proceeds from sales of long-term securities.......  $  3,019,897
Purchases of long-term U.S. Government
Obligations.......................................  $          0
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $          0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                            YEAR
                                           SIX MONTHS       ENDED
                                          ENDED 6/30/01   12/31/01
                                          -------------  -----------
OPERATIONS
Net Investment (Loss)...................   ($   19,914)  ($   76,707)
Net Realized (Loss) from Security
  Transactions..........................    (1,314,282)   (1,779,119)
Net Change in Unrealized
  Appreciation/Depreciation.............       377,952      (573,933)
                                           -----------   -----------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................      (956,244)   (2,429,759)
                                           -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
In Excess of Net Investment Income
  Class A...............................             0           (27)
  Class B...............................             0            (9)
  Class C...............................             0            (9)
  Class F...............................             0            (9)
  Class R...............................             0            (9)
  Class T...............................             0            (9)
                                           -----------   -----------
Net (Decrease) from Dividends and
  Distributions.........................             0           (72)
                                           -----------   -----------

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED) (CONTINUED)

                                                            YEAR
                                           SIX MONTHS       ENDED
                                          ENDED 6/30/01   12/31/01
                                          -------------  -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................   $    17,455   $   539,426
  Class B...............................        34,121       818,638
  Class C...............................         1,005        96,992
  Class F...............................       633,416     8,985,535
  Class R...............................             0             0
  Class T...............................             0        17,365
Reinvested dividends and distributions
  Class A...............................             0            27
  Class B...............................             0             9
  Class C...............................             0             9
  Class F...............................             0             9
  Class R...............................             0             9
  Class T...............................             0             9
                                           -----------   -----------
                                               685,997    10,458,028
Cost of shares redeemed
  Class A...............................      (171,046)     (861,295)
  Class B...............................       (70,265)     (308,205)
  Class C...............................       (17,970)     (254,525)
  Class F...............................      (713,841)   (3,993,713)
  Class R...............................             0      (252,737)
  Class T...............................             0      (250,840)
                                           -----------   -----------
                                              (973,122)   (5,921,315)
                                           -----------   -----------
Net Increase (Decrease) from Capital
  Share Transactions....................      (287,125)    4,536,713
                                           -----------   -----------
Net Increase (Decrease) in Net Assets...    (1,243,369)    2,106,882
NET ASSETS
  Beginning of period...................   $ 4,121,315   $ 2,014,433
                                           -----------   -----------
  End of period.........................   $ 2,877,946   $ 4,121,315
                                           ===========   ===========
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................   $ 6,172,881   $ 6,460,006
Accumulated undistributed (distribution
  in excess of) net investment income...       (19,914)            0
Accumulated undistributed net realized
  (loss) from security transactions.....    (3,093,401)   (1,779,119)
Unrealized (depreciation) on investments
  and foreign currency transactions.....      (181,620)     (559,572)
                                           -----------   -----------
Total...................................   $ 2,877,946   $ 4,121,315
                                           ===========   ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                          -------------------  --------------------
CLASS A SHARES
Net Asset Value, beginning of period....       $   9.07              $  12.50
Income from investment operations:
    Net investment (loss)...............          (0.39)                (0.15)
    Net (losses) on securities (both
      realized and unrealized)..........          (1.81)                (3.28)
                                               --------              --------
        Total from investment
          operations....................          (2.20)                (3.43)
Less distributions:
    From net investment income..........           0.00                  0.00+
    From net realized gains.............           0.00                  0.00
                                               --------              --------
        Total distributions.............           0.00                  0.00
Net Asset Value, end of period..........       $   6.87              $   9.07
                                               ========              ========
Total Return/Ratios
    Total return*.......................         (24.26%)              (27.44%)
    Net assets, end of period (000s)....       $    109              $    332
    Net expenses to average net assets#,
      +.................................           1.50%**               1.50%
    Gross expenses to average net
      assets#, +........................           1.58%**               1.60%
    Net investment (loss) to average net
      assets+...........................          (3.65%)**             (0.92%)
    Portfolio turnover rate@............            237%                  372%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 3.95% (2001) and 2.02% (2000). The gross expense ratios would have been 4.03% (2001) and 2.12% (2000). The net investment income ratios would have been (6.10%)
     (2001) and (1.44%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                          -------------------  --------------------
CLASS B SHARES
Net Asset Value, beginning of period....        $  9.00              $ 12.50
Income from investment operations:
    Net investment (loss)...............          (0.14)               (0.19)
    Net (losses) on securities (both
      realized and unrealized)..........          (2.06)               (3.31)
                                                -------              -------
        Total from investment
          operations....................          (2.20)               (3.50)
Less distributions:
    From net investment income..........           0.00                 0.00+
    From net realized gains.............           0.00                 0.00
                                                -------              -------
        Total distributions.............           0.00                 0.00
Net Asset Value, end of period..........        $  6.80              $  9.00
                                                =======              =======
Total Return/Ratios
    Total return*.......................         (24.44%)             (28.00%)
    Net assets, end of period (000s)....        $   350              $   502
    Net expenses to average net assets#,
      +.................................           2.25%**              2.25%
    Gross expenses to average net
      assets#, +........................           2.32%**              2.40%
    Net investment (loss) to average net
      assets+...........................          (3.21%)**            (1.81%)
    Portfolio turnover rate@............            237%                 372%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 5.12% (2001) and 3.07% (2000). The gross expense ratios would have been 5.19% (2001) and 3.22% (2000). The net investment income ratios would have been (6.08%)
     (2001) and (2.63%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                          -------------------  --------------------
CLASS C SHARES
Net Asset Value, beginning of period....        $  8.99              $ 12.50
Income from investment operations:
    Net investment (loss)...............          (0.25)               (0.31)
    Net (losses) on securities (both
      realized and unrealized)..........          (1.95)               (3.20)
                                                -------              -------
        Total from investment
          operations....................          (2.20)               (3.51)
Less distributions:
    From net investment income..........           0.00                 0.00+
    From net realized gains.............           0.00                 0.00
                                                -------              -------
        Total distributions.............           0.00                 0.00
Net Asset Value, end of period..........        $  6.79              $  8.99
                                                =======              =======
Total Return/Ratios
    Total return*.......................         (24.47%)             (28.08%)
    Net assets, end of period (000s)....        $    40              $    74
    Net expenses to average net assets#,
      +.................................           2.25%**              2.25%
    Gross expenses to average net
      assets#, +........................           2.33%**              2.33%
    Net investment (loss) to average net
      assets+...........................          (2.98%)**            (1.64%)
    Portfolio turnover rate@............            237%                 372%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 4.70% (2001) and 2.57% (2000). The gross expense ratios would have been 4.78% (2001) and 2.65% (2000). The net investment income ratios would have been (5.43%)
     (2001) and (1.97%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                          -------------------  --------------------
CLASS F SHARES
Net Asset Value, beginning of period....        $  9.07              $ 12.50
Income from investment operations:
    Net investment (loss)...............          (0.10)               (0.16)
    Net (losses) on securities (both
      realized and unrealized)..........          (2.09)               (3.27)
                                                -------              -------
        Total from investment
          operations....................          (2.19)               (3.43)
Less distributions:
    From net investment income..........           0.00                 0.00+
    From net realized gains.............           0.00                 0.00
                                                -------              -------
        Total distributions.............           0.00                 0.00
    Net Asset Value, end of period......        $  6.88              $  9.07
                                                =======              =======
Total Return/Ratios
    Total return........................         (24.15%)             (27.44%)
    Net assets, end of period (000s)....        $ 2,369              $ 3,200
    Net expenses to average net assets#,
      +.................................           1.50%**              1.50%
    Gross expenses to average net
      assets#, +........................           1.57%**              1.63%
    Net investment (loss) to average net
      assets+...........................          (2.49%)**            (1.09%)
    Portfolio turnover rate@............            237%                 372%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 4.67% (2001) and 2.32% (2000). The gross expense ratios would have been 4.74% (2001) and 2.45% (2000). The net investment income ratios would have been (5.66%)
     (2001) and (1.91%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                          -------------------  --------------------
CLASS R SHARES
Net Asset Value, beginning of period....        $ 9.42                $12.50
Income from investment operations:
    Net investment (loss)...............         (0.18)                (8.91)
    Net gains (losses) on securities
      (both realized and unrealized)....         (2.16)                 5.83
                                                ------                ------
        Total from investment
          operations....................         (2.34)                (3.08)
Less distributions:
    From net investment income..........          0.00                  0.00+
    From net realized gains.............          0.00                  0.00
                                                ------                ------
        Total distributions.............          0.00                  0.00
Net Asset Value, end of period..........        $ 7.08                $ 9.42
                                                ======                ======
Total Return/Ratios
    Total return........................        (24.84%)              (24.64%)
    Net assets, end of period (000s)....        $    1                $    1
    Net expenses to average net assets#,
      +.................................          1.25%**               1.21%
    Gross expenses to average net
      assets#, +........................          1.32%**               1.26%
    Net investment (loss) to average net
      assets +..........................         (4.62%)**             (0.56%)
    Portfolio turnover rate@............           237%                  372%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2001. Had these fees not been reimbursed, the net expense ratio would have been 6.72%. The gross expense ratio would have been 6.78%. The net investment income ratio would have been (10.09%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS ENDED         YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                          -------------------  --------------------
CLASS T SHARES
Net Asset Value, beginning of period....        $ 9.13                $12.50
Income from investment operations:
    Net investment (loss)...............         (0.17)                (1.08)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.03)                (2.29)
                                                ------                ------
        Total from investment
          operations....................         (2.20)                (3.37)
Less distributions:
    From net investment income..........          0.00                  0.00+
    From net realized gains.............          0.00                  0.00
                                                ------                ------
        Total distributions.............          0.00                  0.00
Net Asset Value, end of period..........        $ 6.93                $ 9.13
                                                ======                ======
Total Return/Ratios
    Total return*.......................        (24.10%)              (26.96%)
    Net assets, end of period (000s)....        $    9                $   12
    Net expenses to average net assets#,
      +.................................          1.75%**               1.75%
    Gross expenses to average net
      assets#, +........................          1.81%**               1.80%
    Net investment (loss) to average net
      assets+...........................         (4.21%)**             (1.10%)
    Portfolio turnover rate@............           237%                  372%

  + Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 6.15% (2001) and 1.80% (2000). The gross expense ratios would have been 6.22% (2001) and 1.85% (2000). The net investment income ratios would have been (8.61%)
     (2001) and (1.15%) (2000).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Focus Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.85% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.75% of net assets in excess of $500 million.
  Founders has agreed to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.50% for Class A and Class F shares, 2.25% for Class B and Class C shares, 1.25% for Class R shares, and 1.75% for

Class T shares. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Company's board of directors. For the six months ended June 30, 2001, $50,339 was reimbursed to the Fund by Founders under this provision.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $344 during the six months ended
June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $729 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $218, $493, $67, and $14, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $1,479, $200, $3,285, and $14, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers.......................  $ 1,186,406
Post-October Capital Loss Deferral................  $   440,611
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $ 3,017,893
Unrealized Appreciation...........................  $   152,298
Unrealized (Depreciation).........................  $  (365,635)
Net (Depreciation)................................  $  (213,337)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 300 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS    YEAR
                                            ENDED       ENDED
                                           6/30/01    12/31/00
                                          ----------  ---------
CLASS A
      Shares sold.......................      2,517     44,911
      Shares issued for dividends
        reinvested......................          0          0
      Shares redeemed...................    (23,210)   (68,284)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................    (20,694)   (23,373)
CLASS B
      Shares sold.......................      4,728     60,592
      Shares issued for dividends
        reinvested......................          0          0
      Shares redeemed...................     (9,094)   (24,778)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................     (4,366)    35,814
CLASS C
      Shares sold.......................        135      8,508
      Shares issued for dividends
        reinvested......................          0          0
      Shares redeemed...................     (2,452)   (20,235)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................     (2,317)   (11,727)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)


                                          SIX MONTHS    YEAR
                                            ENDED       ENDED
                                           6/30/01    12/31/00
                                          ----------  ---------
CLASS F
      Shares sold.......................     83,334    672,273
      Shares issued for dividends
        reinvested......................          0          0
      Shares redeemed...................    (91,633)  (339,598)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................     (8,299)   332,675
CLASS R
      Shares sold.......................          0          0
      Shares issued for dividends
        reinvested......................          0          0
      Shares redeemed...................          0    (19,920)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................          0    (19,920)
CLASS T
      Shares sold.......................          0      1,250
      Shares issued for dividends
        reinvested......................          0          0
      Shares redeemed...................          0    (19,920)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................          0    (18,670)

                              FOR MORE INFORMATION


                                        DREYFUS FOUNDERS
                                        FOCUS FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
BY TELEPHONE
Call your financial                     Dreyfus Transfer, Inc.
representative or                       P.O. Box 9671
1-800-554-4611                          Providence, RI  02940

BY MAIL Write to:                       DISTRIBUTOR
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard             Dreyfus Service Corporation
Uniondale, NY  11556-0144               200 Park Avenue
                                        New York, NY  10166



Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                  201SA0601

DREYFUS FOUNDERS
GROWTH FUND

SEMIANNUAL REPORT
JUNE 30, 2001







                           DREYFUS FOUNDERS FUND (R)
                             THE GROWTH SPECIALISTS

TABLE OF CONTENTS

About this Report                        3
A Message from Founders' President       4
Management Overview                      6
Statement of Investments                12
Statement of Assets and Liabilities     17
Statement of Operations                 19
Statements of Changes in Net Assets     20
Financial Highlights                    22
Notes to Financial Statements           28
Understanding Financial Highlights      34

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia
BE      Belgium
BR      Brazil
CA      Canada
CN      China
DE      Denmark
FI      Finland
FR      France
GE      Germany
HK      Hong Kong
IE      Ireland
IN      India
IS      Israel
IT      Italy
JA      Japan
KR      South Korea
LU      Luxembourg
MX      Mexico
NE      Netherlands
NW      Norway
PT      Portugal
SG      Singapore
SP      Spain
SW      Sweden
SZ      Switzerland
TH      Thailand
TW      Taiwan
UK      United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's porfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Each securities index shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

     The Fund's performance will no longer be compared to the Lipper Large-Cap Growth Fund Index or the Consumer Price Index. The other indexes presented reflect the Fund's investment strategy. For your information, we have included both of these indexes in this report.

- The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

- The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

- The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

- The Lipper Large-Cap Growth Fund Index is an average of the performance of the 30 largest large-cap growth funds tracked by Lipper Inc.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

[GRAPHIC]
RICHARD W. SABO

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

     Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

     Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

     In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

     These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

     And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

     In the following pages, your Fund's portfolio managers evaluate performance for the period, describe the approaches they used to cope with this challenging market, and discuss how they've positioned the Fund for the future. We hope you find their comments informative and insightful as you take the time to review your own investment plan.

     There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

     We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGERS TOM ARRINGTON, CFA, LEFT, AND SCOTT CHAPMAN, CFA

HOW DID THE GROWTH FUND PERFORM DURING THE PERIOD?

We were disappointed with Growth Fund's performance in the first half. In an unsettled market environment where investors favored defensive positions to growth stocks, the Fund's return lagged those of large-capitalization stocks, as measured by the Standard & Poor's 500 Index, and the Russell 1000 Growth Index.

     As we began the year, one question dominated investors' thoughts: would the U.S. economy slip into a recession? This question was also on the minds of those inside the Federal Reserve. Its own interest rate hikes in 1999 and 2000, in conjunction with rising energy prices and a buildup of excess inventory at technology companies, had brought economic growth to a standstill. To help keep the economy from actually contracting, the Fed began a series of deep rate cuts, the most dramatic easing campaign in nearly a decade. Investors welcomed these moves, hailing them as the prescription for economic recovery.

     A clear path toward recovery failed to emerge, and investor uncertainty persisted. While there were some hopeful periods during which stocks soared, the market for large-cap stocks, and growth stocks in particular, was decidedly negative.

FUND AT A GLANCE

This fund invests primarily in the common stocks of well-established, high-quality growth companies.

WHAT WERE THE EFFECTS OF THESE CHANGES IN INVESTOR OUTLOOK?

A practical impact of shifting investor confidence was a market that favored more aggressive stocks one month and defensive issues the next. The results were not particularly impressive for large-capitalization stocks: of the 10 major domestic market sectors comprising the S&P 500 Index, eight posted negative returns. Two of the areas hardest hit were information technology and healthcare. Stocks from these areas comprised a large part of the Growth Fund's portfolio during the period.

     Instead, investors tended to favor more defensive issues, and this boosted value-oriented companies at the expense of growth stocks--the type sought by the Growth Fund. In fact, the gap in performance was quite wide: the Russell 1000 Growth Index lost -14.24% for the six months ended June 30, while the Russell 1000 Value Index lost only -1.26% in the same period. This divergence in performance took a heavy toll on technology companies as well as on large-capitalization firms from the healthcare sector.

     Media companies were one bright spot for the Fund. They performed well in the half, and we were quite pleased with our holdings in VIACOM, INC. (2.12% of the Fund on June 30, 2001) and AOL TIME WARNER, INC. (at 5.69%, the Fund's largest position). While we correctly surmised that a slowing economy would result in the short-term loss of advertising revenue for these companies,

[CHART]

PORTFOLIO COMPOSITION

29.99%          Technology
18.69%          Healthcare
16.63%          Consumer Staples
11.87%          Financials
 9.80%          Capital Goods
 7.26%          Consumer Cyclicals
 1.32%          Communication Services
 0.95%          Utilities
 0.78%          Energy
 0.58%          Basic Materials
 2.13%          Cash & Equivalents
their long-term prospects for generating cash flow remain strong. And if the economy recovers to the point where consumer spending increases, advertising revenues for these and other media firms could rise.

TECHNOLOGY WAS THE FUND'S LARGEST SECTOR WEIGHTING
THROUGHOUT THE PERIOD. HOW DID THIS IMPACT PERFORMANCE?

The Fund's fortunes had much to do with movements in the information technology sector, which is itself the largest sector in the large-cap S&P 500 Index. Many of our tech holdings--including CISCO SYSTEMS, INC. (0.62% of the Fund), DELL COMPUTER CORPORATION (1.39% of the Fund), and SUN MICROSYSTEMS, INC. (0.53% of the Fund)--announced disappointing earnings or warnings in February as they felt slackening demand for their products. In fact, the entire sector was suffering, and technology stocks lost about 27% during February.

GROWTH OF $10,000 INVESTMENT

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 6/30/91 to a $10,000 investment made in securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page
3. Further information related to Fund performance is contained elsewhere in this report.

     But while this drop was painful, we began to see promising signs that the sector might have bottomed out. INTEL CORPORATION (2.20% of the Fund), for example, was expected to see rising demand through the summer. MICROSOFT CORPORATION (5.21% of the Fund) was buoyed by the release of its XP Office program suite and expectations for the fall launch of its next-generation Windows XP operating system. The surprise rate cut in April magnified these hopes, and many tech stocks did well, only to fall again in May.

     We knew from the beginning that it would likely be an up-and-down half for technology, and we carefully monitored our holdings in this sector. It may yet take some time before the earnings prospects of tech companies improve--we don't anticipate seeing signs of renewed vigor until late in the year. The technology sector's rough first half has actually helped us prepare for this by exposing companies with fundamental weaknesses and pointing us toward those firms whose competitive advantages remained intact.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS                                   YEAR-TO-           1           5       10          SINCE
(INCEPTION DATE)                         DATE+            YEAR       YEARS    YEARS      INCEPTION
CLASS A SHARES 12/31/99
 With sales charge (5.75%)              (24.10%)        (42.54%)        --       --       (32.73%)
 Without sales charge                   (19.47%)        (39.03%)        --       --       (30.02%)
CLASS B SHARES 12/31/99
 With redemption*                       (22.91%)        (41.84%)        --       --       (31.85%)
 Without redemption                     (19.70%)        (39.41%)        --       --       (30.45%)
CLASS C SHARES 12/31/99
 With redemption**                      (20.56%)        (39.41%)        --       --       (30.45%)
 Without redemption                     (19.76%)        (39.41%)        --       --       (30.45%)
CLASS F SHARES 1/5/62                   (19.53%)        (38.99%)      5.96%   13.51%        N/A
CLASS R SHARES 12/31/99                 (19.33%)        (38.79%)        --       --       (29.80%)
CLASS T SHARES 12/31/99
 With sales charge (4.50%)              (23.18%)        (41.85%)        --       --       (32.23%)
 Without sales charge                   (19.57%)        (39.12%)        --       --       (30.12%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

+    Total return is not annualized.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

CAN YOU EXPLAIN THE RELATIVELY WEAK PERFORMANCE OF PHARMACEUTICAL STOCKS DURING THE HALF?

It was rather puzzling. Pharmaceutical companies are normally not very sensitive to changes in the business cycle--people need their medications, in good economic times and bad. Many of these firms have profitable, established product lines, and some have promising new drugs that are in the approval pipeline. In short, the best of these companies may have good cash-flow prospects over both the short and long term.

     Some of the poor performance may be attributable to delayed approvals for new pharmaceuticals and a market over-correction. The healthcare sector performed very well in 2000, and our experience suggests that stocks that have risen the most are often the first to be hit in a declining market. But we view the slump in pharmaceuticals as a short-term effect, and it has not dampened our enthusiasm for companies such as PFIZER, INC. (3.86% of the Fund), which we believe has the products and financial strength to excel in the long run. Another positive is that the appointment of a new Food and Drug Administration


LARGEST EQUITY HOLDINGS

1.      AOL Time Warner, Inc.                           5.69%
2.      Microsoft Corporation                           5.21%
3.      General Electric Company                        4.54%
4.      Pfizer, Inc.                                    3.86%
5.      Tyco International Limited                      3.32%
6.      International Business Machines Corporation     3.28%
7.      Clear Channel Communications, Inc.              2.47%
8.      Citigroup, Inc.                                 2.26%
9.      Intel Corporation                               2.20%
10.     Viacom, Inc. (Class B)                          2.12%
commissioner should accelerate new drug approvals.

WHAT DO YOU EXPECT FROM THE MARKET OVER THE NEXT SIX MONTHS?

Because it generally takes between six months and a year for the economy to feel the full effect of lower interest rates, we have maintained that we may see a fourth-quarter economic rebound. The market's solid second quarter may be a sign that investors are anticipating just such a turnaround. Of course, lower interest rates cannot solve every business challenge, but they do have a track record of stimulating the economy.

     Whether or not we are heading for a recession or a recovery, individual companies may ultimately be judged by their ability to generate growth in earnings and cash flow. Economic factors may erode the prospects of weaker companies, but we believe there are fundamentally strong companies to be found in any economic environment. Finding such companies requires a commitment to in-depth research, which includes both analyzing balance sheets and evaluating management. We feel that this research, our attention to valuation, and our patience to ride out the market's short-term turbulence will serve our investors well over the long term.

/s/ Thomas M. Arrington

Thomas Arrington, CFA
Co-Portfolio Manager

/s/ Scott Chapman

Scott Chapman, CFA
Co-Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                                               MARKET VALUE

--------------------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-94.9%
AEROSPACE/DEFENSE-0.9%
    168,175       Boeing Company.............................................       $    9,350,521
                                                                                    --------------
ALUMINUM-0.6%
    160,900       Alcoa, Inc.................................................            6,339,460
                                                                                    --------------
BANKS (MAJOR REGIONAL)-1.9%
    188,649       Fifth Third Bancorp........................................           11,328,372
     86,500       Northern Trust Corporation.................................            5,406,250
     82,650       State Street Corporation...................................            4,090,349
                                                                                    --------------
                                                                                        20,824,971
                                                                                    --------------
BEVERAGES (NON-ALCOHOLIC)-0.8%
    207,520       PepsiCo, Inc...............................................            9,172,384
                                                                                    --------------
BIOTECHNOLOGY-2.6%
    183,710       Amgen, Inc.*...............................................           11,147,523
    142,225       Biogen, Inc.*..............................................            7,731,351
     37,800       Gilead Sciences, Inc.*.....................................            2,199,582
     87,125       Human Genome Sciences, Inc.*...............................            5,249,281
     24,675       IDEC Pharmaceuticals Corporation...........................            1,670,251
                                                                                    --------------
                                                                                        27,997,988
                                                                                    --------------
BROADCASTING (TV, RADIO & CABLE)-4.0%
    299,791       AT&T Corporation-Liberty Media Corporation*................            5,243,345
    427,400       Clear Channel Communications, Inc.*........................           26,797,980
    276,133       Comcast Corporation Special Class A*.......................           11,984,172
                                                                                    --------------
                                                                                        44,025,497
                                                                                    --------------
BUILDING MATERIALS-0.2%
     95,400       Masco Corporation..........................................            2,381,184
                                                                                    --------------
COMMUNICATION EQUIPMENT-1.7%
    148,799       Comverse Technology, Inc.*.................................            8,496,423
    175,975       Qualcomm, Inc.*............................................           10,291,018
                                                                                    --------------
                                                                                        18,787,441
                                                                                    --------------
COMPUTERS (HARDWARE)-6.3%
    577,385       Dell Computer Corporation*.................................           15,098,618
    355,200       Hewlett-Packard Company....................................           10,158,720
    315,350       International Business Machines Corporation................           35,634,550
     64,526       Juniper Networks, Inc.*....................................            2,006,759
    364,761       Sun Microsystems, Inc.*....................................            5,734,043
                                                                                    --------------
                                                                                        68,632,690
                                                                                    --------------
COMPUTERS (NETWORKING)-0.9%
     68,175       Brocade Communications Systems, Inc.*......................            2,999,018
    369,130       Cisco Systems, Inc.*.......................................            6,718,166
                                                                                    --------------
                                                                                         9,717,184
                                                                                    --------------


--------------------------------------------------------------------------------------------------
SHARES                                                                               MARKET VALUE

COMPUTERS (PERIPHERALS)-0.9%
    323,852       EMC Corporation*...........................................       $    9,407,901
                                                                                    --------------
COMPUTERS (SOFTWARE & SERVICES)-8.9%
    306,900       Adobe Systems, Inc.........................................           14,424,300
     66,325       BEA Systems, Inc.*.........................................            2,036,841
     42,825       Mercury Interactive Corporation*...........................            2,565,218
    775,213       Microsoft Corporation*.....................................           56,590,549
    378,795       Oracle Corporation*........................................            7,197,105
     59,575       PeopleSoft, Inc.*..........................................            2,932,877
    168,060       VERITAS Software Corporation*..............................           11,181,032
                                                                                    --------------
                                                                                        96,927,922
                                                                                    --------------
CONSUMER FINANCE-0.6%
    188,925       MBNA Corporation...........................................            6,225,079
                                                                                    --------------
ELECTRICAL EQUIPMENT-5.2%
  1,011,534       General Electric Company...................................           49,312,283
    363,050       Solectron Corporation*.....................................            6,643,815
                                                                                    --------------
                                                                                        55,956,098
                                                                                    --------------
ELECTRONICS (INSTRUMENTATION)-0.3%
    115,575       Waters Corporation*........................................            3,191,026
                                                                                    --------------
ELECTRONICS (SEMICONDUCTORS)-6.5%
    289,225       Advanced Micro Devices, Inc.*..............................            8,352,818
    199,125       Altera Corporation*........................................            5,774,625
    815,876       Intel Corporation..........................................           23,864,373
    130,100       Linear Technology Corporation..............................            5,753,022
    224,500       Micron Technology, Inc.*...................................            9,226,950
    565,200       Texas Instruments, Inc.....................................           17,803,800
                                                                                    --------------
                                                                                        70,775,588
                                                                                    --------------
ENTERTAINMENT-8.7%
  1,166,290       AOL Time Warner, Inc.*.....................................           61,813,370
    445,221       Viacom, Inc. Class B*......................................           23,040,187
    319,200       Walt Disney Company........................................            9,221,688
                                                                                    --------------
                                                                                        94,075,245
                                                                                    --------------
EQUIPMENT (SEMICONDUCTORS)-0.7%
    161,875       Applied Materials, Inc.*...................................            7,948,063
                                                                                    --------------
FINANCIAL (DIVERSIFIED)-3.6%
    289,315       American Express Company...................................           11,225,422
    465,076       Citigroup, Inc.............................................           24,574,616
     45,850       Morgan Stanley Dean Witter & Company.......................            2,944,946
                                                                                    --------------
                                                                                        38,744,984
                                                                                    --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                               MARKET VALUE

--------------------------------------------------------------------------------------------------

FOOTWEAR-0.3%
     73,775       Nike, Inc. Class B.........................................       $    3,097,812
                                                                                    --------------
HEALTHCARE (DIVERSIFIED)-5.2%
    152,452       Abbott Laboratories........................................            7,319,221
    240,832       American Home Products Corporation.........................           14,074,222
    257,039       Bristol-Myers Squibb Company...............................           13,443,140
    437,400       Johnson & Johnson..........................................           21,870,000
                                                                                    --------------
                                                                                        56,706,583
                                                                                    --------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-5.7%
    167,350       Genentech, Inc.*...........................................            9,220,985
  1,044,863       Pfizer, Inc................................................           41,846,763
    248,048       Pharmacia Corporation......................................           11,397,806
                                                                                    --------------
                                                                                        62,465,554
                                                                                    --------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.8%
    120,100       Eli Lilly and Company......................................            8,887,400
                                                                                    --------------
HEALTHCARE (HOSPITAL MANAGEMENT)-1.0%
    208,475       Tenet Healthcare Corporation*..............................           10,755,225
                                                                                    --------------
HEALTHCARE (MANAGED CARE)-0.8%
    135,400       UnitedHealth Group, Inc....................................            8,360,950
                                                                                    --------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-2.3%
     65,870       Applera Corporation-Applied Biosystems Group...............            1,762,023
    172,529       Baxter International, Inc..................................            8,453,921
    174,725       Becton, Dickinson and Company..............................            6,253,408
    171,969       Medtronic, Inc.............................................            7,912,294
                                                                                    --------------
                                                                                        24,381,646
                                                                                    --------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-0.6%
    104,500       Colgate-Palmolive Company..................................            6,164,455
                                                                                    --------------
INSURANCE (MULTI-LINE)-1.8%
    223,924       American International Group, Inc..........................           19,257,464
                                                                                    --------------
INSURANCE (PROPERTY-CASUALTY)-2.0%
      9,185       Berkshire Hathaway, Inc.*..................................           21,125,500
                                                                                    --------------
INSURANCE BROKERS-0.5%
     57,500       Marsh & McLennan Companies, Inc............................            5,807,500
                                                                                    --------------
INVESTMENT BANKING & BROKERAGE-0.7%
     59,350       Goldman Sachs Group, Inc...................................            5,092,230
     47,050       Merrill Lynch & Company, Inc...............................            2,787,713
                                                                                    --------------
                                                                                         7,879,943
                                                                                    --------------
INVESTMENT MANAGEMENT-0.8%
    197,075       Franklin Resources, Inc....................................            9,020,123
                                                                                    --------------


--------------------------------------------------------------------------------------------------
SHARES                                                                               MARKET VALUE

LEISURE TIME (PRODUCTS)-1.0%
    120,251       Harley-Davidson, Inc.......................................       $    5,661,417
    288,125       Mattel, Inc................................................            5,451,325
                                                                                    --------------
                                                                                        11,112,742
                                                                                    --------------
MANUFACTURING (DIVERSIFIED)-3.8%
    661,185       Tyco International Limited.................................           36,034,583
     68,925       United Technologies Corporation............................            5,049,446
                                                                                    --------------
                                                                                        41,084,029
                                                                                    --------------
NATURAL GAS-0.7%
     93,065       El Paso Corporation........................................            4,889,635
     45,950       Enron Corporation..........................................            2,251,550
                                                                                    --------------
                                                                                         7,141,185
                                                                                    --------------
OIL & GAS (DRILLING & EQUIPMENT)-0.4%
     66,706       Smith International, Inc.*.................................            3,995,689
                                                                                    --------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.4%
     83,494       Anadarko Petroleum Corporation.............................            4,511,181
                                                                                    --------------
POWER PRODUCERS (INDEPENDENT)-0.3%
     67,388       Dynergy, Inc. Class A......................................            3,133,542
                                                                                    --------------
PUBLISHING (NEWSPAPERS)-0.3%
     47,875       Gannett Company, Inc.......................................            3,154,963
                                                                                    --------------
RETAIL (BUILDING SUPPLIES)-0.9%
    218,691       Home Depot, Inc............................................           10,180,066
                                                                                    --------------
RETAIL (DEPARTMENT STORES)-0.4%
     76,004       Kohl's Corporation*........................................            4,767,731
                                                                                    --------------
RETAIL (DRUG STORES)-0.2%
     58,200       CVS Corporation............................................            2,246,520
                                                                                    --------------
RETAIL (FOOD CHAINS)-0.5%
    117,800       Safeway, Inc.*.............................................            5,654,400
                                                                                    --------------
RETAIL (GENERAL MERCHANDISE)-1.8%
     73,500       Costco Wholesale Corporation*..............................            3,019,380
    347,021       Wal-Mart Stores, Inc.......................................           16,934,625
                                                                                    --------------
                                                                                        19,954,005
                                                                                    --------------
SERVICES (ADVERTISING/MARKETING)-1.0%
    110,577       Omnicom Group, Inc.........................................            9,509,622
     60,625       The Interpublic Group of Companies, Inc....................            1,779,344
                                                                                    --------------
                                                                                        11,288,966
                                                                                    --------------
SERVICES (COMMERCIAL & CONSUMER)-1.2%
    356,890       DeVry, Inc.*...............................................           12,890,867
                                                                                    --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                               MARKET VALUE

--------------------------------------------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.0%
     99,500       Automatic Data Processing, Inc.............................       $    4,945,150
    118,625       Concord EFS, Inc.*.........................................            6,169,686
                                                                                    --------------
                                                                                        11,114,836
                                                                                    --------------
TELECOMMUNICATIONS (LONG DISTANCE)-0.5%
    353,050       WorldCom, Inc.-WorldCom Group*.............................            5,013,310
                                                                                    --------------
TELEPHONE-0.9%
     80,825       Qwest Communications International, Inc....................            2,575,893
    391,426       TyCom Limited*.............................................            6,732,527
                                                                                    --------------
                                                                                         9,308,420
                                                                                    --------------
TOBACCO-1.8%
    377,675       Philip Morris Companies, Inc...............................           19,167,006
                                                                                    --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$1,047,012,614)........................................................        1,030,110,839
                                                                                    --------------
COMMON STOCKS (FOREIGN)-3.0%
COMMUNICATION EQUIPMENT-1.7%
    830,775       Nokia Oyj Sponsored ADR (FI)...............................           18,310,281
                                                                                    --------------
COMPUTERS (SOFTWARE & SERVICES)-1.0%
    212,569       Check Point Software Technologies Limited ADR (IS)*........           10,749,614
                                                                                    --------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.3%
     61,025       Shire Pharmaceuticals Group PLC ADR (UK)...................            3,386,888
                                                                                    --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$45,426,488)...........................................................           32,446,783
                                                                                    --------------
WARRANTS-0.0%
HEALTHCARE (SPECIALIZED SERVICES)-0.0%
      5,814       Per-Se Technologies Warrants*..............................                  262
                                                                                    --------------
TOTAL WARRANTS
(COST-$0)....................................................................                  262
                                                                                    --------------
PRINCIPAL                                                                             AMORTIZED
AMOUNT                                                                                   COST

--------------------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-2.7%
CONSUMER FINANCE-2.7%
$29,800,000       Household Finance Corporation 4.17% 07/02/01...............       $   29,789,645
                                                                                    --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$29,789,645).................................................           29,789,645
                                                                                    --------------
TOTAL INVESTMENTS-100.6%
(COST-$1,122,228,747)........................................................        1,092,347,529
OTHER ASSETS AND LIABILITIES-(0.6%)..........................................           (7,676,982)
                                                                                    --------------
NET ASSETS-100.0%............................................................       $1,084,670,547
                                                                                    ==============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS A SHARES
Net Asset Value, beginning of
  period.............................        $ 14.02              $ 23.88
Income from investment operations:
    Net investment (loss)............           0.01                (0.05)
    Net (losses) on securities (both
      realized and unrealized).......          (2.74)               (6.39)
                                             -------              -------
        Total from investment
          operations.................          (2.73)               (6.44)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (2.68)
    In excess of net realized
      gains..........................           0.00                (0.74)
                                             -------              -------
        Total distributions..........           0.00                (3.42)
Net Asset Value, end of period.......        $ 11.29              $ 14.02
                                             =======              =======
Total Return/Ratios
    Total return*....................         (19.47%)             (27.30%)
    Net assets, end of period
      (000s).........................        $13,789              $ 8,655
    Net expenses to average net
      assets#........................           1.16%**              1.05%
    Gross expenses to average net
      assets#........................           1.16%**              1.08%
    Net investment (loss) to average
      net assets.....................          (0.50%)**            (0.54%)
    Portfolio turnover rate@.........            150%                 182%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................        $ 13.91              $ 23.88
Income from investment operations:
    Net investment (loss)............          (0.07)               (0.11)
    Net (losses) on securities (both
      realized and unrealized).......          (2.67)               (6.44)
                                             -------              -------
        Total from investment
          operations.................          (2.74)               (6.55)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (2.68)
    In excess of net realized
      gains..........................           0.00                (0.74)
                                             -------              -------
        Total distributions..........           0.00                (3.42)
Net Asset Value, end of period.......        $ 11.17              $ 13.91
                                             =======              =======
Total Return/Ratios
    Total return*....................         (19.70%)             (27.77%)
    Net assets, end of period
      (000s).........................        $21,874              $25,359
    Net expenses to average net
      assets#........................           1.91%**              1.80%
    Gross expenses to average net
      assets#........................           1.92%**              1.82%
    Net investment (loss) to average
      net assets.....................          (1.25%)**            (1.29%)
    Portfolio turnover rate@.........            150%                 182%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................        $ 13.92              $ 23.88
Income from investment operations:
    Net investment (loss)............          (0.07)               (0.10)
    Net (losses) on securities (both
      realized and unrealized).......          (2.68)               (6.44)
                                             -------              -------
        Total from investment
          operations.................          (2.75)               (6.54)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (2.68)
    In excess of net realized
      gains..........................           0.00                (0.74)
                                             -------              -------
        Total distributions..........           0.00                (3.42)
Net Asset Value, end of period.......        $ 11.17              $ 13.92
                                             =======              =======
Total Return/Ratios
    Total return*....................         (19.76%)             (27.72%)
    Net assets, end of period
      (000s).........................        $ 3,638              $ 4,384
    Net expenses to average net
      assets#........................           1.91%**              1.80%
    Gross expenses to average net
      assets#........................           1.92%**              1.82%
    Net investment (loss) to average
      net assets.....................          (1.25%)**            (1.28%)
    Portfolio turnover rate@.........            150%                 182%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                              SIX MONTHS                         YEAR ENDED DECEMBER 31,
                            ENDED JUNE 30,    --------------------------------------------------------------
                                 2001            2000         1999         1998         1997         1996
                            ---------------   ----------   ----------   ----------   ----------   ----------
CLASS F SHARES
Net Asset Value, beginning
  of period...............    $    14.03      $    23.87   $    20.41   $    17.28   $    15.87   $    14.77
Income from investment
  operations:
    Net investment income
      (loss)..............         (0.08)          (0.21)       (0.09)        0.01         0.07         0.02
    Net gains (losses) on
      securities (both
      realized and
      unrealized).........         (2.66)          (6.21)        7.73         4.26         4.09         2.40
                              ----------      ----------   ----------   ----------   ----------   ----------
         Total from
           investment
           operations.....         (2.73)          (6.42)        7.64         4.27         4.16         2.42
Less distributions:
    From net investment
      income*.............          0.00            0.00         0.00        (0.01)       (0.07)       (0.02)
    From net realized
      gains...............          0.00           (2.68)       (4.18)       (1.13)       (2.68)       (1.30)
    In excess of net
      realized gains......          0.00           (0.74)        0.00         0.00         0.00         0.00
                              ----------      ----------   ----------   ----------   ----------   ----------
         Total
          distributions...          0.00           (3.42)       (4.18)       (1.14)       (2.75)       (1.32)
    Net Asset Value, end
      of period...........    $    11.29      $    14.03   $    23.87   $    20.41   $    17.28   $    15.87
                              ==========      ==========   ==========   ==========   ==========   ==========
Total Return/Ratios
    Total return..........        (19.53%)        (27.23%)      39.06%       25.04%       26.60%       16.57%
    Net assets, end of
      period (000s).......    $1,043,068      $1,441,466   $3,323,606   $2,360,180   $1,757,449   $1,118,323
    Net expenses to
      average net
      assets#.............          1.31%**         1.06%        1.08%        1.08%        1.10%        1.19%
    Gross expenses to
      average net
      assets#.............          1.32%**         1.07%        1.09%        1.10%        1.12%        1.20%
    Net investment income
      (loss) to average
      net assets..........         (0.65%)**       (0.58%)      (0.47%)       0.05%        0.48%        0.15%
    Portfolio turnover
      rate@...............           150%            182%         117%         143%         189%         134%

                    *   Distributions in excess of net investment income for the
                        years ended December 31, 1999 and 1998 aggregated less than
                        $0.01 on a per share basis.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS R SHARES
Net Asset Value, beginning of
 period..............................        $ 14.07              $ 23.88
Income from investment operations:
    Net investment (loss)............           0.02                (0.02)
    Net (losses) on securities (both
     realized and unrealized)........          (2.74)               (6.37)
                                             -------              -------
       Total from investment
        operations...................          (2.72)               (6.39)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (2.68)
    In excess of net realized
     gains...........................           0.00                (0.74)
                                             -------              -------
       Total distributions...........           0.00                (3.42)
Net Asset Value, end of period.......        $ 11.35              $ 14.07
                                             =======              =======
Total Return/Ratios
    Total return.....................         (19.33%)             (27.08%)
    Net assets, end of period
     (000s)..........................        $ 1,651              $     9
    Net expenses to average net
     assets#.........................           0.88%**              0.79%
    Gross expenses to average net
     assets#.........................           0.88%**              0.82%
    Net investment (loss) to average
     net assets......................          (0.26%)**            (0.29%)
    Portfolio turnover rate@.........            150%                 182%

                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................        $ 14.00              $ 23.88
Income from investment operations:
    Net investment (loss)............          (0.04)               (0.09)
    Net (losses) on securities (both
      realized and unrealized).......          (2.70)               (6.37)
                                             -------              -------
        Total from investment
          operations.................          (2.74)               (6.46)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (2.68)
    In excess of net realized
      gains..........................           0.00                (0.74)
                                             -------              -------
        Total distributions..........           0.00                (3.42)
Net Asset Value, end of period.......        $ 11.26              $ 14.00
                                             =======              =======
Total Return/Ratios
    Total return*....................         (19.57%)             (27.38%)
    Net assets, end of period
      (000s).........................        $   649              $   802
    Net expenses to average net
      assets#........................           1.41%**              1.29%
    Gross expenses to average net
      assets#........................           1.42%**              1.32%
    Net investment (loss) to average
      net assets.....................          (0.75%)**            (0.80%)
    Portfolio turnover rate@.........            150%                 182%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $175,885 during the six months ended June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. Included in Class F transfer agency fees are non-recurring sub-transfer agency fees in the amount of $1 million. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $24,296 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $10,529, $29,001, $4,848, and $867, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

Company Act of 1940 applicable to its Class B, Class C, Class F and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $87,002, $14,544, $1,483,069,and $867, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Net Capital Loss Carryovers......................         $            0
Post-October Capital Loss Deferral...............         $  103,530,074
Post-October Currency Loss Deferral..............         $            0
Federal Tax Cost.................................         $1,197,576,176
Unrealized Appreciation..........................         $    5,403,081
Unrealized (Depreciation)........................         $ (110,631,728)
Net (Depreciation)...............................         $ (105,228,647)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                        SIX MONTHS         YEAR
                                                          ENDED           ENDED
                                                         6/30/01         12/31/00
                                                       ------------    ------------
CLASS A
      Shares sold..................................         660,305         640,125
      Shares issued for dividends reinvested.......               0         103,493
      Shares redeemed..............................         (56,584)       (126,213)
      NET INCREASE IN SHARES OUTSTANDING...........         603,721         617,405
CLASS B
      Shares sold..................................         288,361       1,650,755
      Shares issued for dividends reinvested.......               0         288,734
      Shares redeemed..............................        (152,380)       (116,810)
      NET INCREASE IN SHARES OUTSTANDING...........         135,981       1,822,679
CLASS C
      Shares sold..................................          51,624         307,813
      Shares issued for dividends reinvested.......               0          31,117
      Shares redeemed..............................         (40,917)        (24,042)
      NET INCREASE IN SHARES OUTSTANDING...........          10,707         314,888

                                                        SIX MONTHS         YEAR
                                                          ENDED           ENDED
                                                         6/30/01         12/31/00
                                                       ------------    ------------
CLASS F
      Shares sold..................................       7,289,452      31,725,033
      Shares issued for dividends reinvested.......               0      29,933,759
      Shares redeemed..............................     (17,615,753)    (98,183,193)
      NET (DECREASE) IN SHARES OUTSTANDING.........     (10,326,301)    (36,524,401)
CLASS R
      Shares sold..................................         148,316             461
      Shares issued for dividends reinvested.......               0             120
      Shares redeemed..............................          (3,425)             (1)
      NET INCREASE IN SHARES OUTSTANDING...........         144,891             580
CLASS T
      Shares sold..................................           4,526          56,387
      Shares issued for dividends reinvested.......               0          11,186
      Shares redeemed..............................          (4,132)        (10,347)
      NET INCREASE IN SHARES OUTSTANDING...........             394          57,226

   UNDERSTANDING FINANCIAL HIGHLIGHTS
    (UNAUDITED)
The following definitions may help you understand the Financial Highlights on pages 22-27.

NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of the Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding shares.

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses, In cases where expenses exceed such income, this amount is shown as a loss.

NET GAINS (OR LOSSES) ON SECURITIES (BOTH REALIZED AND UNREALIZED). The per-share increase (or decrease) in the value of the securities held by the Fund. The Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) and the security is not sold.

LESS DISTRIBUTIONS:
FROM NET INVESTMENT INCOME.  The net income per share paid by the Fund.

FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

NET ASSET VALUE--END OF PERIOD. The value of one share of a Fund at the end of the period.

TOTAL RETURN/RATIOS:
TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the period, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

NET ASSETS--END OF PERIOD. The value of the Fund's assets, minus liabilities, at the end of the period.

NET EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses after expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

GROSS EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the period.

PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly value of the Fund's securities portfolio.

FOR MORE INFORMATION

DREYFUS FOUNDERS GROWTH FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C)2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-GRO

DREYFUS FOUNDERS
GROWTH FUND

SEMIANNUAL REPORT
JUNE 30, 2001

TABLE OF CONTENTS

About this Report                        3
A Message from Founders' President       4
Management Overview                      6
Statement of Investments                12
Statement of Assets and Liabilities     17
Statement of Operations                 19
Statements of Changes in Net Assets     20
Financial Highlights                    22
Notes to Financial Statements           28
Understanding Financial Highlights      34

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia
BE      Belgium
BR      Brazil
CA      Canada
CN      China
DE      Denmark
FI      Finland
FR      France
GE      Germany
HK      Hong Kong
IE      Ireland
IN      India
IS      Israel
IT      Italy
JA      Japan
KR      South Korea
LU      Luxembourg
MX      Mexico
NE      Netherlands
NW      Norway
PT      Portugal
SG      Singapore
SP      Spain
SW      Sweden
SZ      Switzerland
TH      Thailand
TW      Taiwan
UK      United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's porfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Each securities index shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

     The Fund's performance will no longer be compared to the Lipper Large-Cap Growth Fund Index or the Consumer Price Index. The other indexes presented reflect the Fund's investment strategy. For your information, we have included both of these indexes in this report.

- The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

- The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

- The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

- The Lipper Large-Cap Growth Fund Index is an average of the performance of the 30 largest large-cap growth funds tracked by Lipper Inc.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

[GRAPHIC]
RICHARD W. SABO

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

     Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

     Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

     In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

     These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

     And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

     In the following pages, your Fund's portfolio managers evaluate performance for the period, describe the approaches they used to cope with this challenging market, and discuss how they've positioned the Fund for the future. We hope you find their comments informative and insightful as you take the time to review your own investment plan.

     There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

     We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGERS TOM ARRINGTON, CFA, LEFT, AND SCOTT CHAPMAN, CFA

HOW DID THE GROWTH FUND PERFORM DURING THE PERIOD?

We were disappointed with Growth Fund's performance in the first half. In an unsettled market environment where investors favored defensive positions to growth stocks, the Fund's return lagged those of large-capitalization stocks, as measured by the Standard & Poor's 500 Index, and the Russell 1000 Growth Index.

     As we began the year, one question dominated investors' thoughts: would the U.S. economy slip into a recession? This question was also on the minds of those inside the Federal Reserve. Its own interest rate hikes in 1999 and 2000, in conjunction with rising energy prices and a buildup of excess inventory at technology companies, had brought economic growth to a standstill. To help keep the economy from actually contracting, the Fed began a series of deep rate cuts, the most dramatic easing campaign in nearly a decade. Investors welcomed these moves, hailing them as the prescription for economic recovery.

     A clear path toward recovery failed to emerge, and investor uncertainty persisted. While there were some hopeful periods during which stocks soared, the market for large-cap stocks, and growth stocks in particular, was decidedly negative.

FUND AT A GLANCE

This fund invests primarily in the common stocks of well-established, high-quality growth companies.

WHAT WERE THE EFFECTS OF THESE CHANGES IN INVESTOR OUTLOOK?

A practical impact of shifting investor confidence was a market that favored more aggressive stocks one month and defensive issues the next. The results were not particularly impressive for large-capitalization stocks: of the 10 major domestic market sectors comprising the S&P 500 Index, eight posted negative returns. Two of the areas hardest hit were information technology and healthcare. Stocks from these areas comprised a large part of the Growth Fund's portfolio during the period.

     Instead, investors tended to favor more defensive issues, and this boosted value-oriented companies at the expense of growth stocks--the type sought by the Growth Fund. In fact, the gap in performance was quite wide: the Russell 1000 Growth Index lost -14.24% for the six months ended June 30, while the Russell 1000 Value Index lost only -1.26% in the same period. This divergence in performance took a heavy toll on technology companies as well as on large-capitalization firms from the healthcare sector.

     Media companies were one bright spot for the Fund. They performed well in the half, and we were quite pleased with our holdings in VIACOM, INC. (2.12% of the Fund on June 30, 2001) and AOL TIME WARNER, INC. (at 5.69%, the Fund's largest position). While we correctly surmised that a slowing economy would result in the short-term loss of advertising revenue for these companies,

[CHART]

PORTFOLIO COMPOSITION

29.99%          Technology
18.69%          Healthcare
16.63%          Consumer Staples
11.87%          Financials
 9.80%          Capital Goods
 7.26%          Consumer Cyclicals
 1.32%          Communication Services
 0.95%          Utilities
 0.78%          Energy
 0.58%          Basic Materials
 2.13%          Cash & Equivalents
their long-term prospects for generating cash flow remain strong. And if the economy recovers to the point where consumer spending increases, advertising revenues for these and other media firms could rise.

TECHNOLOGY WAS THE FUND'S LARGEST SECTOR WEIGHTING
THROUGHOUT THE PERIOD. HOW DID THIS IMPACT PERFORMANCE?

The Fund's fortunes had much to do with movements in the information technology sector, which is itself the largest sector in the large-cap S&P 500 Index. Many of our tech holdings--including CISCO SYSTEMS, INC. (0.62% of the Fund), DELL COMPUTER CORPORATION (1.39% of the Fund), and SUN MICROSYSTEMS, INC. (0.53% of the Fund)--announced disappointing earnings or warnings in February as they felt slackening demand for their products. In fact, the entire sector was suffering, and technology stocks lost about 27% during February.

GROWTH OF $10,000 INVESTMENT

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 6/30/91 to a $10,000 investment made in securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page
3. Further information related to Fund performance is contained elsewhere in this report.

     But while this drop was painful, we began to see promising signs that the sector might have bottomed out. INTEL CORPORATION (2.20% of the Fund), for example, was expected to see rising demand through the summer. MICROSOFT CORPORATION (5.21% of the Fund) was buoyed by the release of its XP Office program suite and expectations for the fall launch of its next-generation Windows XP operating system. The surprise rate cut in April magnified these hopes, and many tech stocks did well, only to fall again in May.

     We knew from the beginning that it would likely be an up-and-down half for technology, and we carefully monitored our holdings in this sector. It may yet take some time before the earnings prospects of tech companies improve--we don't anticipate seeing signs of renewed vigor until late in the year. The technology sector's rough first half has actually helped us prepare for this by exposing companies with fundamental weaknesses and pointing us toward those firms whose competitive advantages remained intact.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS                                   YEAR-TO-           1           5       10          SINCE
(INCEPTION DATE)                         DATE+            YEAR       YEARS    YEARS      INCEPTION
CLASS A SHARES 12/31/99
 With sales charge (5.75%)              (24.10%)        (42.54%)        --       --       (32.73%)
 Without sales charge                   (19.47%)        (39.03%)        --       --       (30.02%)
CLASS B SHARES 12/31/99
 With redemption*                       (22.91%)        (41.84%)        --       --       (31.85%)
 Without redemption                     (19.70%)        (39.41%)        --       --       (30.45%)
CLASS C SHARES 12/31/99
 With redemption**                      (20.56%)        (39.41%)        --       --       (30.45%)
 Without redemption                     (19.76%)        (39.41%)        --       --       (30.45%)
CLASS F SHARES 1/5/62                   (19.53%)        (38.99%)      5.96%   13.51%        N/A
CLASS R SHARES 12/31/99                 (19.33%)        (38.79%)        --       --       (29.80%)
CLASS T SHARES 12/31/99
 With sales charge (4.50%)              (23.18%)        (41.85%)        --       --       (32.23%)
 Without sales charge                   (19.57%)        (39.12%)        --       --       (30.12%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

+    Total return is not annualized.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

CAN YOU EXPLAIN THE RELATIVELY WEAK PERFORMANCE OF PHARMACEUTICAL STOCKS DURING THE HALF?

It was rather puzzling. Pharmaceutical companies are normally not very sensitive to changes in the business cycle--people need their medications, in good economic times and bad. Many of these firms have profitable, established product lines, and some have promising new drugs that are in the approval pipeline. In short, the best of these companies may have good cash-flow prospects over both the short and long term.

     Some of the poor performance may be attributable to delayed approvals for new pharmaceuticals and a market over-correction. The healthcare sector performed very well in 2000, and our experience suggests that stocks that have risen the most are often the first to be hit in a declining market. But we view the slump in pharmaceuticals as a short-term effect, and it has not dampened our enthusiasm for companies such as PFIZER, INC. (3.86% of the Fund), which we believe has the products and financial strength to excel in the long run. Another positive is that the appointment of a new Food and Drug Administration


LARGEST EQUITY HOLDINGS

1.      AOL Time Warner, Inc.                           5.69%
2.      Microsoft Corporation                           5.21%
3.      General Electric Company                        4.54%
4.      Pfizer, Inc.                                    3.86%
5.      Tyco International Limited                      3.32%
6.      International Business Machines Corporation     3.28%
7.      Clear Channel Communications, Inc.              2.47%
8.      Citigroup, Inc.                                 2.26%
9.      Intel Corporation                               2.20%
10.     Viacom, Inc. (Class B)                          2.12%
commissioner should accelerate new drug approvals.

WHAT DO YOU EXPECT FROM THE MARKET OVER THE NEXT SIX MONTHS?

Because it generally takes between six months and a year for the economy to feel the full effect of lower interest rates, we have maintained that we may see a fourth-quarter economic rebound. The market's solid second quarter may be a sign that investors are anticipating just such a turnaround. Of course, lower interest rates cannot solve every business challenge, but they do have a track record of stimulating the economy.

     Whether or not we are heading for a recession or a recovery, individual companies may ultimately be judged by their ability to generate growth in earnings and cash flow. Economic factors may erode the prospects of weaker companies, but we believe there are fundamentally strong companies to be found in any economic environment. Finding such companies requires a commitment to in-depth research, which includes both analyzing balance sheets and evaluating management. We feel that this research, our attention to valuation, and our patience to ride out the market's short-term turbulence will serve our investors well over the long term.

/s/ Thomas M. Arrington

Thomas Arrington, CFA
Co-Portfolio Manager

/s/ Scott Chapman

Scott Chapman, CFA
Co-Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS GROWTH FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C)2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-GRO

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                                               MARKET VALUE

--------------------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-94.9%
AEROSPACE/DEFENSE-0.9%
    168,175       Boeing Company.............................................       $    9,350,521
                                                                                    --------------
ALUMINUM-0.6%
    160,900       Alcoa, Inc.................................................            6,339,460
                                                                                    --------------
BANKS (MAJOR REGIONAL)-1.9%
    188,649       Fifth Third Bancorp........................................           11,328,372
     86,500       Northern Trust Corporation.................................            5,406,250
     82,650       State Street Corporation...................................            4,090,349
                                                                                    --------------
                                                                                        20,824,971
                                                                                    --------------
BEVERAGES (NON-ALCOHOLIC)-0.8%
    207,520       PepsiCo, Inc...............................................            9,172,384
                                                                                    --------------
BIOTECHNOLOGY-2.6%
    183,710       Amgen, Inc.*...............................................           11,147,523
    142,225       Biogen, Inc.*..............................................            7,731,351
     37,800       Gilead Sciences, Inc.*.....................................            2,199,582
     87,125       Human Genome Sciences, Inc.*...............................            5,249,281
     24,675       IDEC Pharmaceuticals Corporation...........................            1,670,251
                                                                                    --------------
                                                                                        27,997,988
                                                                                    --------------
BROADCASTING (TV, RADIO & CABLE)-4.0%
    299,791       AT&T Corporation-Liberty Media Corporation*................            5,243,345
    427,400       Clear Channel Communications, Inc.*........................           26,797,980
    276,133       Comcast Corporation Special Class A*.......................           11,984,172
                                                                                    --------------
                                                                                        44,025,497
                                                                                    --------------
BUILDING MATERIALS-0.2%
     95,400       Masco Corporation..........................................            2,381,184
                                                                                    --------------
COMMUNICATION EQUIPMENT-1.7%
    148,799       Comverse Technology, Inc.*.................................            8,496,423
    175,975       Qualcomm, Inc.*............................................           10,291,018
                                                                                    --------------
                                                                                        18,787,441
                                                                                    --------------
COMPUTERS (HARDWARE)-6.3%
    577,385       Dell Computer Corporation*.................................           15,098,618
    355,200       Hewlett-Packard Company....................................           10,158,720
    315,350       International Business Machines Corporation................           35,634,550
     64,526       Juniper Networks, Inc.*....................................            2,006,759
    364,761       Sun Microsystems, Inc.*....................................            5,734,043
                                                                                    --------------
                                                                                        68,632,690
                                                                                    --------------
COMPUTERS (NETWORKING)-0.9%
     68,175       Brocade Communications Systems, Inc.*......................            2,999,018
    369,130       Cisco Systems, Inc.*.......................................            6,718,166
                                                                                    --------------
                                                                                         9,717,184
                                                                                    --------------


--------------------------------------------------------------------------------------------------
SHARES                                                                               MARKET VALUE

COMPUTERS (PERIPHERALS)-0.9%
    323,852       EMC Corporation*...........................................       $    9,407,901
                                                                                    --------------
COMPUTERS (SOFTWARE & SERVICES)-8.9%
    306,900       Adobe Systems, Inc.........................................           14,424,300
     66,325       BEA Systems, Inc.*.........................................            2,036,841
     42,825       Mercury Interactive Corporation*...........................            2,565,218
    775,213       Microsoft Corporation*.....................................           56,590,549
    378,795       Oracle Corporation*........................................            7,197,105
     59,575       PeopleSoft, Inc.*..........................................            2,932,877
    168,060       VERITAS Software Corporation*..............................           11,181,032
                                                                                    --------------
                                                                                        96,927,922
                                                                                    --------------
CONSUMER FINANCE-0.6%
    188,925       MBNA Corporation...........................................            6,225,079
                                                                                    --------------
ELECTRICAL EQUIPMENT-5.2%
  1,011,534       General Electric Company...................................           49,312,283
    363,050       Solectron Corporation*.....................................            6,643,815
                                                                                    --------------
                                                                                        55,956,098
                                                                                    --------------
ELECTRONICS (INSTRUMENTATION)-0.3%
    115,575       Waters Corporation*........................................            3,191,026
                                                                                    --------------
ELECTRONICS (SEMICONDUCTORS)-6.5%
    289,225       Advanced Micro Devices, Inc.*..............................            8,352,818
    199,125       Altera Corporation*........................................            5,774,625
    815,876       Intel Corporation..........................................           23,864,373
    130,100       Linear Technology Corporation..............................            5,753,022
    224,500       Micron Technology, Inc.*...................................            9,226,950
    565,200       Texas Instruments, Inc.....................................           17,803,800
                                                                                    --------------
                                                                                        70,775,588
                                                                                    --------------
ENTERTAINMENT-8.7%
  1,166,290       AOL Time Warner, Inc.*.....................................           61,813,370
    445,221       Viacom, Inc. Class B*......................................           23,040,187
    319,200       Walt Disney Company........................................            9,221,688
                                                                                    --------------
                                                                                        94,075,245
                                                                                    --------------
EQUIPMENT (SEMICONDUCTORS)-0.7%
    161,875       Applied Materials, Inc.*...................................            7,948,063
                                                                                    --------------
FINANCIAL (DIVERSIFIED)-3.6%
    289,315       American Express Company...................................           11,225,422
    465,076       Citigroup, Inc.............................................           24,574,616
     45,850       Morgan Stanley Dean Witter & Company.......................            2,944,946
                                                                                    --------------
                                                                                        38,744,984
                                                                                    --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                               MARKET VALUE

--------------------------------------------------------------------------------------------------

FOOTWEAR-0.3%
     73,775       Nike, Inc. Class B.........................................       $    3,097,812
                                                                                    --------------
HEALTHCARE (DIVERSIFIED)-5.2%
    152,452       Abbott Laboratories........................................            7,319,221
    240,832       American Home Products Corporation.........................           14,074,222
    257,039       Bristol-Myers Squibb Company...............................           13,443,140
    437,400       Johnson & Johnson..........................................           21,870,000
                                                                                    --------------
                                                                                        56,706,583
                                                                                    --------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-5.7%
    167,350       Genentech, Inc.*...........................................            9,220,985
  1,044,863       Pfizer, Inc................................................           41,846,763
    248,048       Pharmacia Corporation......................................           11,397,806
                                                                                    --------------
                                                                                        62,465,554
                                                                                    --------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.8%
    120,100       Eli Lilly and Company......................................            8,887,400
                                                                                    --------------
HEALTHCARE (HOSPITAL MANAGEMENT)-1.0%
    208,475       Tenet Healthcare Corporation*..............................           10,755,225
                                                                                    --------------
HEALTHCARE (MANAGED CARE)-0.8%
    135,400       UnitedHealth Group, Inc....................................            8,360,950
                                                                                    --------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-2.3%
     65,870       Applera Corporation-Applied Biosystems Group...............            1,762,023
    172,529       Baxter International, Inc..................................            8,453,921
    174,725       Becton, Dickinson and Company..............................            6,253,408
    171,969       Medtronic, Inc.............................................            7,912,294
                                                                                    --------------
                                                                                        24,381,646
                                                                                    --------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-0.6%
    104,500       Colgate-Palmolive Company..................................            6,164,455
                                                                                    --------------
INSURANCE (MULTI-LINE)-1.8%
    223,924       American International Group, Inc..........................           19,257,464
                                                                                    --------------
INSURANCE (PROPERTY-CASUALTY)-2.0%
      9,185       Berkshire Hathaway, Inc.*..................................           21,125,500
                                                                                    --------------
INSURANCE BROKERS-0.5%
     57,500       Marsh & McLennan Companies, Inc............................            5,807,500
                                                                                    --------------
INVESTMENT BANKING & BROKERAGE-0.7%
     59,350       Goldman Sachs Group, Inc...................................            5,092,230
     47,050       Merrill Lynch & Company, Inc...............................            2,787,713
                                                                                    --------------
                                                                                         7,879,943
                                                                                    --------------
INVESTMENT MANAGEMENT-0.8%
    197,075       Franklin Resources, Inc....................................            9,020,123
                                                                                    --------------


--------------------------------------------------------------------------------------------------
SHARES                                                                               MARKET VALUE

LEISURE TIME (PRODUCTS)-1.0%
    120,251       Harley-Davidson, Inc.......................................       $    5,661,417
    288,125       Mattel, Inc................................................            5,451,325
                                                                                    --------------
                                                                                        11,112,742
                                                                                    --------------
MANUFACTURING (DIVERSIFIED)-3.8%
    661,185       Tyco International Limited.................................           36,034,583
     68,925       United Technologies Corporation............................            5,049,446
                                                                                    --------------
                                                                                        41,084,029
                                                                                    --------------
NATURAL GAS-0.7%
     93,065       El Paso Corporation........................................            4,889,635
     45,950       Enron Corporation..........................................            2,251,550
                                                                                    --------------
                                                                                         7,141,185
                                                                                    --------------
OIL & GAS (DRILLING & EQUIPMENT)-0.4%
     66,706       Smith International, Inc.*.................................            3,995,689
                                                                                    --------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.4%
     83,494       Anadarko Petroleum Corporation.............................            4,511,181
                                                                                    --------------
POWER PRODUCERS (INDEPENDENT)-0.3%
     67,388       Dynergy, Inc. Class A......................................            3,133,542
                                                                                    --------------
PUBLISHING (NEWSPAPERS)-0.3%
     47,875       Gannett Company, Inc.......................................            3,154,963
                                                                                    --------------
RETAIL (BUILDING SUPPLIES)-0.9%
    218,691       Home Depot, Inc............................................           10,180,066
                                                                                    --------------
RETAIL (DEPARTMENT STORES)-0.4%
     76,004       Kohl's Corporation*........................................            4,767,731
                                                                                    --------------
RETAIL (DRUG STORES)-0.2%
     58,200       CVS Corporation............................................            2,246,520
                                                                                    --------------
RETAIL (FOOD CHAINS)-0.5%
    117,800       Safeway, Inc.*.............................................            5,654,400
                                                                                    --------------
RETAIL (GENERAL MERCHANDISE)-1.8%
     73,500       Costco Wholesale Corporation*..............................            3,019,380
    347,021       Wal-Mart Stores, Inc.......................................           16,934,625
                                                                                    --------------
                                                                                        19,954,005
                                                                                    --------------
SERVICES (ADVERTISING/MARKETING)-1.0%
    110,577       Omnicom Group, Inc.........................................            9,509,622
     60,625       The Interpublic Group of Companies, Inc....................            1,779,344
                                                                                    --------------
                                                                                        11,288,966
                                                                                    --------------
SERVICES (COMMERCIAL & CONSUMER)-1.2%
    356,890       DeVry, Inc.*...............................................           12,890,867
                                                                                    --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                               MARKET VALUE

--------------------------------------------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.0%
     99,500       Automatic Data Processing, Inc.............................       $    4,945,150
    118,625       Concord EFS, Inc.*.........................................            6,169,686
                                                                                    --------------
                                                                                        11,114,836
                                                                                    --------------
TELECOMMUNICATIONS (LONG DISTANCE)-0.5%
    353,050       WorldCom, Inc.-WorldCom Group*.............................            5,013,310
                                                                                    --------------
TELEPHONE-0.9%
     80,825       Qwest Communications International, Inc....................            2,575,893
    391,426       TyCom Limited*.............................................            6,732,527
                                                                                    --------------
                                                                                         9,308,420
                                                                                    --------------
TOBACCO-1.8%
    377,675       Philip Morris Companies, Inc...............................           19,167,006
                                                                                    --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$1,047,012,614)........................................................        1,030,110,839
                                                                                    --------------
COMMON STOCKS (FOREIGN)-3.0%
COMMUNICATION EQUIPMENT-1.7%
    830,775       Nokia Oyj Sponsored ADR (FI)...............................           18,310,281
                                                                                    --------------
COMPUTERS (SOFTWARE & SERVICES)-1.0%
    212,569       Check Point Software Technologies Limited ADR (IS)*........           10,749,614
                                                                                    --------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.3%
     61,025       Shire Pharmaceuticals Group PLC ADR (UK)...................            3,386,888
                                                                                    --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$45,426,488)...........................................................           32,446,783
                                                                                    --------------
WARRANTS-0.0%
HEALTHCARE (SPECIALIZED SERVICES)-0.0%
      5,814       Per-Se Technologies Warrants*..............................                  262
                                                                                    --------------
TOTAL WARRANTS
(COST-$0)....................................................................                  262
                                                                                    --------------
PRINCIPAL                                                                             AMORTIZED
AMOUNT                                                                                   COST

--------------------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-2.7%
CONSUMER FINANCE-2.7%
$29,800,000       Household Finance Corporation 4.17% 07/02/01...............       $   29,789,645
                                                                                    --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$29,789,645).................................................           29,789,645
                                                                                    --------------
TOTAL INVESTMENTS-100.6%
(COST-$1,122,228,747)........................................................        1,092,347,529
OTHER ASSETS AND LIABILITIES-(0.6%)..........................................           (7,676,982)
                                                                                    --------------
NET ASSETS-100.0%............................................................       $1,084,670,547
                                                                                    ==============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS A SHARES
Net Asset Value, beginning of
  period.............................        $ 14.02              $ 23.88
Income from investment operations:
    Net investment (loss)............           0.01                (0.05)
    Net (losses) on securities (both
      realized and unrealized).......          (2.74)               (6.39)
                                             -------              -------
        Total from investment
          operations.................          (2.73)               (6.44)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (2.68)
    In excess of net realized
      gains..........................           0.00                (0.74)
                                             -------              -------
        Total distributions..........           0.00                (3.42)
Net Asset Value, end of period.......        $ 11.29              $ 14.02
                                             =======              =======
Total Return/Ratios
    Total return*....................         (19.47%)             (27.30%)
    Net assets, end of period
      (000s).........................        $13,789              $ 8,655
    Net expenses to average net
      assets#........................           1.16%**              1.05%
    Gross expenses to average net
      assets#........................           1.16%**              1.08%
    Net investment (loss) to average
      net assets.....................          (0.50%)**            (0.54%)
    Portfolio turnover rate@.........            150%                 182%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................        $ 13.91              $ 23.88
Income from investment operations:
    Net investment (loss)............          (0.07)               (0.11)
    Net (losses) on securities (both
      realized and unrealized).......          (2.67)               (6.44)
                                             -------              -------
        Total from investment
          operations.................          (2.74)               (6.55)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (2.68)
    In excess of net realized
      gains..........................           0.00                (0.74)
                                             -------              -------
        Total distributions..........           0.00                (3.42)
Net Asset Value, end of period.......        $ 11.17              $ 13.91
                                             =======              =======
Total Return/Ratios
    Total return*....................         (19.70%)             (27.77%)
    Net assets, end of period
      (000s).........................        $21,874              $25,359
    Net expenses to average net
      assets#........................           1.91%**              1.80%
    Gross expenses to average net
      assets#........................           1.92%**              1.82%
    Net investment (loss) to average
      net assets.....................          (1.25%)**            (1.29%)
    Portfolio turnover rate@.........            150%                 182%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................        $ 13.92              $ 23.88
Income from investment operations:
    Net investment (loss)............          (0.07)               (0.10)
    Net (losses) on securities (both
      realized and unrealized).......          (2.68)               (6.44)
                                             -------              -------
        Total from investment
          operations.................          (2.75)               (6.54)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (2.68)
    In excess of net realized
      gains..........................           0.00                (0.74)
                                             -------              -------
        Total distributions..........           0.00                (3.42)
Net Asset Value, end of period.......        $ 11.17              $ 13.92
                                             =======              =======
Total Return/Ratios
    Total return*....................         (19.76%)             (27.72%)
    Net assets, end of period
      (000s).........................        $ 3,638              $ 4,384
    Net expenses to average net
      assets#........................           1.91%**              1.80%
    Gross expenses to average net
      assets#........................           1.92%**              1.82%
    Net investment (loss) to average
      net assets.....................          (1.25%)**            (1.28%)
    Portfolio turnover rate@.........            150%                 182%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                              SIX MONTHS                         YEAR ENDED DECEMBER 31,
                            ENDED JUNE 30,    --------------------------------------------------------------
                                 2001            2000         1999         1998         1997         1996
                            ---------------   ----------   ----------   ----------   ----------   ----------
CLASS F SHARES
Net Asset Value, beginning
  of period...............    $    14.03      $    23.87   $    20.41   $    17.28   $    15.87   $    14.77
Income from investment
  operations:
    Net investment income
      (loss)..............         (0.08)          (0.21)       (0.09)        0.01         0.07         0.02
    Net gains (losses) on
      securities (both
      realized and
      unrealized).........         (2.66)          (6.21)        7.73         4.26         4.09         2.40
                              ----------      ----------   ----------   ----------   ----------   ----------
         Total from
           investment
           operations.....         (2.73)          (6.42)        7.64         4.27         4.16         2.42
Less distributions:
    From net investment
      income*.............          0.00            0.00         0.00        (0.01)       (0.07)       (0.02)
    From net realized
      gains...............          0.00           (2.68)       (4.18)       (1.13)       (2.68)       (1.30)
    In excess of net
      realized gains......          0.00           (0.74)        0.00         0.00         0.00         0.00
                              ----------      ----------   ----------   ----------   ----------   ----------
         Total
          distributions...          0.00           (3.42)       (4.18)       (1.14)       (2.75)       (1.32)
    Net Asset Value, end
      of period...........    $    11.29      $    14.03   $    23.87   $    20.41   $    17.28   $    15.87
                              ==========      ==========   ==========   ==========   ==========   ==========
Total Return/Ratios
    Total return..........        (19.53%)        (27.23%)      39.06%       25.04%       26.60%       16.57%
    Net assets, end of
      period (000s).......    $1,043,068      $1,441,466   $3,323,606   $2,360,180   $1,757,449   $1,118,323
    Net expenses to
      average net
      assets#.............          1.31%**         1.06%        1.08%        1.08%        1.10%        1.19%
    Gross expenses to
      average net
      assets#.............          1.32%**         1.07%        1.09%        1.10%        1.12%        1.20%
    Net investment income
      (loss) to average
      net assets..........         (0.65%)**       (0.58%)      (0.47%)       0.05%        0.48%        0.15%
    Portfolio turnover
      rate@...............           150%            182%         117%         143%         189%         134%

                    *   Distributions in excess of net investment income for the
                        years ended December 31, 1999 and 1998 aggregated less than
                        $0.01 on a per share basis.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS R SHARES
Net Asset Value, beginning of
 period..............................        $ 14.07              $ 23.88
Income from investment operations:
    Net investment (loss)............           0.02                (0.02)
    Net (losses) on securities (both
     realized and unrealized)........          (2.74)               (6.37)
                                             -------              -------
       Total from investment
        operations...................          (2.72)               (6.39)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (2.68)
    In excess of net realized
     gains...........................           0.00                (0.74)
                                             -------              -------
       Total distributions...........           0.00                (3.42)
Net Asset Value, end of period.......        $ 11.35              $ 14.07
                                             =======              =======
Total Return/Ratios
    Total return.....................         (19.33%)             (27.08%)
    Net assets, end of period
     (000s)..........................        $ 1,651              $     9
    Net expenses to average net
     assets#.........................           0.88%**              0.79%
    Gross expenses to average net
     assets#.........................           0.88%**              0.82%
    Net investment (loss) to average
     net assets......................          (0.26%)**            (0.29%)
    Portfolio turnover rate@.........            150%                 182%

                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................        $ 14.00              $ 23.88
Income from investment operations:
    Net investment (loss)............          (0.04)               (0.09)
    Net (losses) on securities (both
      realized and unrealized).......          (2.70)               (6.37)
                                             -------              -------
        Total from investment
          operations.................          (2.74)               (6.46)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (2.68)
    In excess of net realized
      gains..........................           0.00                (0.74)
                                             -------              -------
        Total distributions..........           0.00                (3.42)
Net Asset Value, end of period.......        $ 11.26              $ 14.00
                                             =======              =======
Total Return/Ratios
    Total return*....................         (19.57%)             (27.38%)
    Net assets, end of period
      (000s).........................        $   649              $   802
    Net expenses to average net
      assets#........................           1.41%**              1.29%
    Gross expenses to average net
      assets#........................           1.42%**              1.32%
    Net investment (loss) to average
      net assets.....................          (0.75%)**            (0.80%)
    Portfolio turnover rate@.........            150%                 182%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $175,885 during the six months ended June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. Included in Class F transfer agency fees are non-recurring sub-transfer agency fees in the amount of $1 million. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $24,296 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $10,529, $29,001, $4,848, and $867, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

Company Act of 1940 applicable to its Class B, Class C, Class F and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $87,002, $14,544, $1,483,069,and $867, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Net Capital Loss Carryovers......................         $            0
Post-October Capital Loss Deferral...............         $  103,530,074
Post-October Currency Loss Deferral..............         $            0
Federal Tax Cost.................................         $1,197,576,176
Unrealized Appreciation..........................         $    5,403,081
Unrealized (Depreciation)........................         $ (110,631,728)
Net (Depreciation)...............................         $ (105,228,647)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                        SIX MONTHS         YEAR
                                                          ENDED           ENDED
                                                         6/30/01         12/31/00
                                                       ------------    ------------
CLASS A
      Shares sold..................................         660,305         640,125
      Shares issued for dividends reinvested.......               0         103,493
      Shares redeemed..............................         (56,584)       (126,213)
      NET INCREASE IN SHARES OUTSTANDING...........         603,721         617,405
CLASS B
      Shares sold..................................         288,361       1,650,755
      Shares issued for dividends reinvested.......               0         288,734
      Shares redeemed..............................        (152,380)       (116,810)
      NET INCREASE IN SHARES OUTSTANDING...........         135,981       1,822,679
CLASS C
      Shares sold..................................          51,624         307,813
      Shares issued for dividends reinvested.......               0          31,117
      Shares redeemed..............................         (40,917)        (24,042)
      NET INCREASE IN SHARES OUTSTANDING...........          10,707         314,888

                                                        SIX MONTHS         YEAR
                                                          ENDED           ENDED
                                                         6/30/01         12/31/00
                                                       ------------    ------------
CLASS F
      Shares sold..................................       7,289,452      31,725,033
      Shares issued for dividends reinvested.......               0      29,933,759
      Shares redeemed..............................     (17,615,753)    (98,183,193)
      NET (DECREASE) IN SHARES OUTSTANDING.........     (10,326,301)    (36,524,401)
CLASS R
      Shares sold..................................         148,316             461
      Shares issued for dividends reinvested.......               0             120
      Shares redeemed..............................          (3,425)             (1)
      NET INCREASE IN SHARES OUTSTANDING...........         144,891             580
CLASS T
      Shares sold..................................           4,526          56,387
      Shares issued for dividends reinvested.......               0          11,186
      Shares redeemed..............................          (4,132)        (10,347)
      NET INCREASE IN SHARES OUTSTANDING...........             394          57,226

   UNDERSTANDING FINANCIAL HIGHLIGHTS
    (UNAUDITED)
The following definitions may help you understand the Financial Highlights on pages 22-27.

NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of the Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding shares.

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses, In cases where expenses exceed such income, this amount is shown as a loss.

NET GAINS (OR LOSSES) ON SECURITIES (BOTH REALIZED AND UNREALIZED). The per-share increase (or decrease) in the value of the securities held by the Fund. The Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) and the security is not sold.

LESS DISTRIBUTIONS:
FROM NET INVESTMENT INCOME.  The net income per share paid by the Fund.

FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

NET ASSET VALUE--END OF PERIOD. The value of one share of a Fund at the end of the period.

TOTAL RETURN/RATIOS:
TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the period, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

NET ASSETS--END OF PERIOD. The value of the Fund's assets, minus liabilities, at the end of the period.

NET EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses after expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

GROSS EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the period.

PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly value of the Fund's securities portfolio.

                              FOR MORE INFORMATION


                                        DREYFUS FOUNDERS
                                        GROWTH FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
BY TELEPHONE
Call your financial                     Dreyfus Transfer, Inc.
representative or                       P.O. Box 9671
1-800-554-4611                          Providence, RI  02940

BY MAIL Write to:                       DISTRIBUTOR
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard             Dreyfus Service Corporation
Uniondale, NY  11556-0144               200 Park Avenue
                                        New York, NY  10166



Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                  213SA0601

DREYFUS FOUNDERS
GROWTH AND INCOME FUND

SEMIANNUAL REPORT
JUNE 30, 2001





                           DREYFUS FOUNDERS FUNDS(R)
                             THE GROWTH SPECIALISTS

TABLE OF CONTENTS

About this Report                                             3
A Message from Founders' President                            4
Management Overview                                           6
Statement of Investments                                     12
Statement of Assets and Liabilities                          18
Statement of Operations                                      20
Statements of Changes in Net Assets                          21
Financial Highlights                                         23
Notes to Financial Statements                                29


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS
The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

         AU       Australia
         BE       Belgium
         BR       Brazil
         CA       Canada
         CN       China
         DE       Denmark
         FI       Finland
         FR       France
         GE       Germany
         HK       Hong Kong
         IE       Ireland
         IN       India
         IS       Israel
         IT       Italy
         JA       Japan
         KR       South Korea
         LU       Luxembourg
         MX       Mexico
         NE       Netherlands
         NW       Norway
         PT       Portugal
         SG       Singapore
         SP       Spain
         SW       Sweden
         SZ       Switzerland
         TH       Thailand
         TW       Taiwan
         UK       United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--  NOT FDIC-INSURED  --  NOT BANK-GUARANTEED  --  MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Each securities index shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

The Fund's performance will no longer be compared to the Lipper Large-Cap Core Fund Index or the Consumer Price Index. The other indexes presented more accurately reflect the Fund's investment strategy. For your information, we have included both of these indexes in this report.

-- The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

-- The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

-- The Lipper Large-Cap Core Fund Index is an average of the performance of the 30 largest large-cap core funds tracked by Lipper Inc.

-- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

[PHOTO OF RICHARD W. SABO]

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001. Many investors during the half-in the U.S. and abroad-felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%-its lowest level since April 1994. Some central banks around the world followed suit.

Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies-a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches he used to cope with this challenging market, and discusses how he's positioned the Fund for the future. We hope you find his comments informative and insightful as you take the time to review your own investment plan.

There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

[PHOTO]

A DISCUSSION WITH PORTFOLIO MANAGER THOMAS ARRINGTON, CFA

HOW DID THE GROWTH AND INCOME FUND PERFORM DURING THE FIRST HALF?

The Fund had difficulty navigating its way through a tough six months for large-capitalization stocks, particularly those of growth-oriented companies. The Growth and Income Fund posted a negative return for the six months ended June 30, 2001. While the Fund underperformed the broad market (as measured by the Standard & Poor's 500 Index), its performance was in line with that of the large-cap Russell 1000 Growth Index, which tracks the performance of growth-oriented companies within the Russell 1000 Index and returned -14.24% for the six-month period.

As we began the year, one question dominated investors' thoughts: would the U.S. economy slip into a recession? This question was also on the minds of those inside the Federal Reserve. Its own interest rate hikes in 1999 and 2000, in conjunction with rising energy prices and a buildup of excess inventory at technology companies, had brought economic growth to a standstill. To help keep the economy from actually contracting, the Fed began a series of deep rate cuts, the most dramatic easing campaign in nearly a decade. Investors welcomed these moves, hailing them as the prescription for economic recovery.

A clear path toward recovery failed to emerge, and investor uncertainty persisted. While there were some hopeful periods during which stocks improved, the market for large-cap stocks, and growth stocks in particular, was decidedly negative.

FUND AT A GLANCE

This fund invests primarily in common stocks of large, well-established, stable and mature companies. These companies generally pay regular dividends, although the Fund may invest in non-dividend paying companies if they offer better prospects for capital appreciation.

WHAT SPECIFIC MARKET FACTORS MOST IMPACTED THE GROWTH AND INCOME FUND'S PERFORMANCE?

Technology stocks have set much of the market's tone so far in 2001. Businesses and consumers decreased their spending on technology in late 2000 and early 2001, and this led to reduced revenues and disappointing first-quarter earnings for many tech companies. This included even such stalwarts as Cisco Systems (not a Fund holding), which (prior to February 2001) had met analysts' earnings expectations for nearly seven years. Tech stocks as a group floundered in the wake of these setbacks.

By April, the picture began to change somewhat. Our research suggested that spending in the personal computer marketplace had bottomed, and might even see a resurgence in the second half. This was good news, as the Fund held positions in several PC-related companies. The standout in this area was MICROSOFT CORPORATION (3.94% of the Fund on June 30, 2001) which, buoyed by expectations of its impending launch of the next-generation Windows XP

PORTFOLIO COMPOSITION

[CHART]



17.25%   Technology
16.17%   Financials
15.92%   Healthcare
14.05%   Consumer Staples
10.00%   Capital Goods
 7.22%   Energy
 6.65%   Consumer Cyclicals
 6.00%   Communication Services
 2.66%   Utilities
 1.42%   Basic Materials
 0.68%   Transportation
 1.98%   Cash & Equivalents

(and by a judicial ruling in its antitrust case that left open the possibility of settlement rather than breakup), ended the half up significantly.

WHAT DECISIONS HINDERED THE SUCCESS OF THE FUND DURING THE PERIOD?

While the Fund's technology weighting was similar to its benchmarks, it did hold some companies that performed poorly and were not in the indexes. For instance, the Fund was hurt by its position in Nokia (1.09% of the Fund). While the company is the clear market leader in handsets with a 35% market share, Nokia warned in June that the global economic slowdown would impair its results. The company lowered revenue and earnings-per-share guidance and said that the 2001 global mobile phone market should show only modest growth compared to 2000. Nokia's warning caused investors in related


GROWTH OF $10,000 INVESTMENT

[CHART]


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 6/30/91 to a $10,000 investment made in securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page
3. Further information related to Fund performance is contained elsewhere in this report.

companies, such as TEXAS INSTRUMENTS (1.05% of the Fund), a manufacturer of semiconductors and electrical components, to have added concerns.

WHAT WERE THE BRIGHT SPOTS IN THE FUND'S PORTFOLIO?

Our holdings in media-related companies served the Fund well during the half. Early in the year, investors were concerned that a slowing economy would reduce the amount corporations would spend on advertising, and that this would hurt the profitability of media companies. But the Fed's aggressive rate cuts changed the equation: rising consumer confidence might trigger more spending, which might cause advertising to snap back. As a result, select media companies performed admirably during the period, particularly in the second quarter. We were very pleased with such Fund holdings as CLEAR CHANNEL COMMUNICATIONS, INC. (2.44% of the Fund, a manager of radio stations and highway billboards) and Viacom Inc. (1.74% of the Fund, the world's second-largest conglomerate and owner of CBS Television Network).

We were particularly pleased with the performance of AOL Time Warner,


AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01


CLASS                                YEAR-TO-    1        5        10      SINCE
(INCEPTION DATE)                      DATE      YEAR     YEARS   YEARS    INCEPTION
CLASS A SHARES 12/31/99
         With sales charge (5.75%)  (19.07%)   (31.51%)   -        -      (24.56%)
         Without sales charge       (14.14%)   (27.33%)   -        -      (21.53%)
CLASS B SHARES 12/31/99
         With redemption*           (17.93%)   (30.78%)   -        -      (23.99%)
         Without redemption         (14.51%)   (27.90%)   -        -      (22.44%)
CLASS C SHARES 12/31/99
         With redemption**          (15.34%)   (27.76%)   -        -      (22.34%)
         Without redemption         (14.49%)   (27.76%)   -        -      (22.34%)
CLASS F SHARES 7/5/38               (14.24%)   (27.39%)   3.61%    9.10%    N/A
CLASS R SHARES 12/31/99             (13.76%)   (26.60%)   -        -      (21.21%)
CLASS T SHARES 12/31/99
         With sales charge           (4.50%)   (18.11%) (30.68%)   -         -        (24.37%)
         Without sales charge       (14.26%)   (27.42%)   -        -      (22.02%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
+  Total return is not  annualized.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Inc. (2.34% of the Fund). The marriage of America Online (the leading Internet provider) and Time Warner (the country's largest media company) received the approval of regulators in January. The combined company is now well positioned for its quest to become the leader in the delivery of broadband online media, and may also stand to benefit if advertising spending increases.

DID THE FUND TAKE ADVANTAGE OF THE CURRENT ENERGY SITUATION?

The oil industry attracted much attention from investors during the first half: it is considered to be a defensive sector, since rising fossil fuel prices help the profitability of the oil companies even while these high prices are contributing to the slowing economy. Yet, in the end, many large-capitalization energy and utility companies were down during the half because of pricing pressure despite strong industry fundamentals. The Fund, for instance, was hurt somewhat by its holdings in independent power producers and oil and gas drilling companies. An example of this is Smith International, Inc. (0.89% of the Fund) which dropped sharply in the second quarter in response to a 40% fall in the price of natural gas.

An exception to the trend was EXXON MOBIL CORPORATION (3.69% of the



LARGEST EQUITY HOLDINGS

         1.       General Electric Company                      4.46%
         2.       Microsoft Corporation                         3.94%
         3.       Exxon Mobil Corporation                       3.69%
         4.       Citigroup, Inc.                               3.65%
         5.       Pfizer, Inc.                                  3.60%
         6.       Tyco International Limited                    3.31%
         7.       International Business Machines Corporation   2.53%
         8.       Clear Channel Communications, Inc.            2.44%
         9.       AOL Time Warner, Inc.                         2.34%
         10.      American International Group, Inc.            2.18%

Fund), one of our top holdings throughout the half. We felt the company was an attractive investment because of its growing cash flows, earnings stability, geographic diversification, and strong financial management. The firm eked out a positive return during the first half, but we feel that the company's true investment potential may manifest itself over the long term.

WHAT IS YOUR OUTLOOK FOR THE GROWTH AND INCOME FUND OVER THE COMING MONTHS?

Six months into the year, it is still unclear whether the U.S.-or the world-will avoid a recession. The Fed's deep rate cuts have given investors hope that an economic upturn is on the way (perhaps arriving by the fourth quarter), but much remains uncertain. For our part, we are cautiously optimistic, believing that most of the bad news associated with growth stocks has been revealed and digested by the financial markets.

We remain positive that the market will ultimately make the distinction between those companies with real potential and those whose competitive advantages have eroded. We will therefore continue to focus on stocks of companies we consider likely to outperform over the long term because of their ability to achieve fundamental business growth.



/s/ Thomas Arrington

Thomas Arrington, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                                                         MARKET VALUE

-----------------------------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-96.6%
AEROSPACE/DEFENSE-0.9%
         48,375             The Boeing Company..........................................       $  2,689,643
                                                                                               ------------
ALUMINUM-0.6%
         50,875             Alcoa, Inc..................................................          2,004,475
                                                                                               ------------
AUTOMOBILES-0.5%
         64,750             Ford Motor Company..........................................          1,589,613
                                                                                               ------------
BANKS (MAJOR REGIONAL)-1.8%
         53,700             FleetBoston Financial Corporation...........................          2,118,465
         25,025             Northern Trust Corporation..................................          1,564,063
         44,575             Wells Fargo & Company.......................................          2,069,617
                                                                                               ------------
                                                                                                  5,752,145
                                                                                               ------------
BEVERAGES (NON-ALCOHOLIC)-0.7%
         50,000             PepsiCo, Inc................................................          2,210,000
                                                                                               ------------
BIOTECHNOLOGY-1.3%
         12,625             Amgen, Inc.*................................................            766,085
         27,550             Biogen, Inc.*...............................................          1,497,618
         28,300             Human Genome Sciences, Inc.*................................          1,705,075
                                                                                               ------------
                                                                                                  3,968,778
                                                                                               ------------
BROADCASTING (TV, RADIO & CABLE)-3.1%
        122,125             Clear Channel Communications, Inc.*.........................          7,657,238
         49,450             Comcast Corporation Special Class A*........................          2,146,130
                                                                                               ------------
                                                                                                  9,803,368
                                                                                               ------------
CHEMICALS-0.5%
         32,800             E.I. du Pont de Nemours and Company.........................          1,582,272
                                                                                               ------------
COMMUNICATION EQUIPMENT-0.7%
         12,175             Comverse Technology, Inc.*..................................            695,193
         25,000             Qualcomm, Inc.*.............................................          1,462,000
                                                                                               ------------
                                                                                                  2,157,193
                                                                                               ------------
COMPUTERS (HARDWARE)-4.0%
        108,225             Dell Computer Corporation*..................................          2,830,084
         57,825             Hewlett-Packard Company.....................................          1,653,795
         70,200             International Business Machines Corporation.................          7,932,600
                                                                                               ------------
                                                                                                 12,416,479
                                                                                               ------------
COMPUTERS (NETWORKING)-0.3%
         19,725             Brocade Communications Systems, Inc.*.......................            867,703
                                                                                               ------------


-----------------------------------------------------------------------------------------------------------
SHARES                                                                                         MARKET VALUE

COMPUTERS (PERIPHERALS)-0.5%
         57,900             EMC Corporation*............................................       $  1,681,995
                                                                                               ------------
COMPUTERS (SOFTWARE & SERVICES)-4.9%
         48,625             Adobe Systems, Inc..........................................          2,285,375
        169,575             Microsoft Corporation*......................................         12,378,975
         17,225             PeopleSoft, Inc.*...........................................            847,987
                                                                                               ------------
                                                                                                 15,512,337
                                                                                               ------------
CONSUMER FINANCE-0.6%
         55,175             MBNA Corporation............................................          1,818,016
                                                                                               ------------
ELECTRIC COMPANIES-0.9%
         42,950             Duke Energy Corporation.....................................          1,675,480
         20,750             FPL Group, Inc..............................................          1,249,358
                                                                                               ------------
                                                                                                  2,924,838
                                                                                               ------------
ELECTRICAL EQUIPMENT-4.9%
        287,175             General Electric Company....................................         13,999,781
         73,050             Solectron Corporation*......................................          1,336,815
                                                                                               ------------
                                                                                                 15,336,596
                                                                                               ------------
ELECTRONICS (INSTRUMENTATION)-0.3%
         33,900             Waters Corporation*.........................................            935,979
                                                                                               ------------
ELECTRONICS (SEMICONDUCTORS)-4.3%
         83,150             Advanced Micro Devices, Inc.*...............................          2,401,372
        125,275             Intel Corporation...........................................          3,664,294
         31,500             Linear Technology Corporation...............................          1,392,930
         64,825             Micron Technology, Inc.*....................................          2,664,308
        104,825             Texas Instruments, Inc......................................          3,301,988
                                                                                               ------------
                                                                                                 13,424,892
                                                                                               ------------
ENTERTAINMENT-4.6%
        138,937             AOL Time Warner, Inc.*......................................          7,363,661
        105,700             Viacom, Inc. Class B*.......................................          5,469,975
         60,300             Walt Disney Company.........................................          1,742,067
                                                                                               ------------
                                                                                                 14,575,703
                                                                                               ------------
EQUIPMENT (SEMICONDUCTORS)-0.5%
         31,375             Applied Materials, Inc.*....................................          1,540,513
                                                                                               ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                                         MARKET VALUE

-----------------------------------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-5.8%
         81,275             American Express Company....................................       $  3,153,470
        216,974             Citigroup, Inc..............................................         11,464,906
         19,225             Fannie Mae..................................................          1,637,009
         32,550             Morgan Stanley Dean Witter & Company........................          2,090,687
                                                                                               ------------
                                                                                                 18,346,072
                                                                                               ------------
FOOTWEAR-0.5%
         39,600             Nike, Inc. Class B..........................................          1,662,804
                                                                                               ------------
HEALTHCARE (DIVERSIFIED)-5.2%
         43,925             Abbott Laboratories.........................................          2,108,839
         70,350             American Home Products Corporation..........................          4,111,254
         74,225             Bristol-Myers Squibb Company................................          3,881,968
        124,350             Johnson & Johnson...........................................          6,217,500
                                                                                               ------------
                                                                                                 16,319,561
                                                                                               ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-4.9%
         16,100             Genentech, Inc.*............................................            887,110
        282,384             Pfizer, Inc.................................................         11,309,479
         68,363             Pharmacia Corporation.......................................          3,141,280
                                                                                               ------------
                                                                                                 15,337,869
                                                                                               ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.8%
         33,450             Eli Lilly and Company.......................................          2,475,300
                                                                                               ------------
HEALTHCARE (HOSPITAL MANAGEMENT)-0.9%
         56,450             Tenet Healthcare Corporation*...............................          2,912,256
                                                                                               ------------
HEALTHCARE (MANAGED CARE)-0.8%
         39,500             UnitedHealth Group, Inc.....................................          2,439,125
                                                                                               ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.8%
         51,450             Baxter International, Inc...................................          2,521,050
         50,300             Becton, Dickinson and Company...............................          1,800,237
         26,900             Medtronic, Inc..............................................          1,237,669
                                                                                               ------------
                                                                                                  5,558,956
                                                                                               ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-1.5%
         31,725             Colgate-Palmolive Company...................................          1,871,458
         50,300             Kimberly-Clark Corporation..................................          2,811,770
                                                                                               ------------
                                                                                                  4,683,228
                                                                                               ------------
INSURANCE (MULTI-LINE)-3.1%
         79,525             American International Group, Inc...........................          6,839,150
         44,075             Hartford Financial Services Group, Inc......................          3,014,730
                                                                                               ------------
                                                                                                  9,853,880
                                                                                               ------------


-----------------------------------------------------------------------------------------------------------
SHARES                                                                                         MARKET VALUE

INSURANCE (PROPERTY-CASUALTY)-2.4%
         31,225             Allstate Corporation........................................       $  1,373,588
          2,650             Berkshire Hathaway, Inc.*...................................          6,095,000
                                                                                               ------------
                                                                                                  7,468,588
                                                                                               ------------
INSURANCE BROKERS-0.9%
         26,475             Marsh & McLennan Companies, Inc.............................          2,673,975
                                                                                               ------------
INVESTMENT BANKING & BROKERAGE-0.7%
         17,250             Goldman Sachs Group, Inc....................................          1,480,050
         13,650             Merrill Lynch & Company, Inc................................            808,763
                                                                                               ------------
                                                                                                  2,288,813
                                                                                               ------------
INVESTMENT MANAGEMENT-0.8%
         56,725             Franklin Resources, Inc.....................................          2,596,303
                                                                                               ------------
LEISURE TIME (PRODUCTS)-1.1%
         41,800             Harley-Davidson, Inc........................................          1,967,944
         83,550             Mattel, Inc.................................................          1,580,766
                                                                                               ------------
                                                                                                  3,548,710
                                                                                               ------------
LODGING-HOTELS-0.7%
         58,850             Starwood Hotels & Resorts Worldwide, Inc....................          2,193,928
                                                                                               ------------
MANUFACTURING (DIVERSIFIED)-4.3%
         13,425             Minnesota Mining and Manufacturing Company..................          1,531,793
        190,675             Tyco International Limited..................................         10,391,788
         19,850             United Technologies Corporation.............................          1,454,211
                                                                                               ------------
                                                                                                 13,377,792
                                                                                               ------------
NATURAL GAS-1.1%
         51,506             El Paso Corporation.........................................          2,706,125
         16,675             Enron Corporation...........................................            817,075
                                                                                               ------------
                                                                                                  3,523,200
                                                                                               ------------
OIL & GAS (DRILLING & EQUIPMENT)-1.4%
         59,650             BJ Services Company*........................................          1,692,867
         46,650             Smith International, Inc.*..................................          2,794,335
                                                                                               ------------
                                                                                                  4,487,202
                                                                                               ------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.6%
         37,700             Anadarko Petroleum Corporation..............................          2,036,931
                                                                                               ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                                         MARKET VALUE

-----------------------------------------------------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.6%
         34,400             Conoco, Inc. Class B........................................       $    994,160
         16,800             Phillips Petroleum Company..................................            957,600
                                                                                               ------------
                                                                                                  1,951,760
                                                                                               ------------
OIL (INTERNATIONAL INTEGRATED)-4.5%
         28,775             Chevron Corporation.........................................          2,604,138
        132,758             Exxon Mobile Corporation....................................         11,596,411
                                                                                               ------------
                                                                                                 14,200,549
                                                                                               ------------
PAPER & FOREST PRODUCTS-0.3%
         15,750             Weyerhauser Company.........................................            865,778
                                                                                               ------------
POWER PRODUCERS (INDEPENDENT)-0.6%
         40,750             Dynergy, Inc. Class A.......................................          1,894,875
                                                                                               ------------
PUBLISHING (NEWSPAPERS)-0.3%
         13,225             Gannett Company, Inc........................................            871,528
                                                                                               ------------
RAILROADS-0.7%
         38,875             Union Pacific Corporation...................................          2,134,626
                                                                                               ------------
RETAIL (DEPARTMENT STORES)-0.4%
         18,700             Kohl's Corporation*.........................................          1,173,051
                                                                                               ------------
RETAIL (DRUG STORES)-0.6%
         51,900             CVS Corporation.............................................          2,003,340
                                                                                               ------------
RETAIL (FOOD CHAINS)-1.3%
         84,625             Safeway, Inc.*..............................................          4,062,000
                                                                                               ------------
RETAIL (GENERAL MERCHANDISE)-1.9%
         21,625             Costco Wholesale Corporation*...............................            888,355
        101,650             Wal-Mart Stores, Inc........................................          4,960,520
                                                                                               ------------
                                                                                                  5,848,875
                                                                                               ------------
SERVICES (ADVERTISING/MARKETING)-0.9%
         28,275             Omnicom Group, Inc..........................................          2,431,650
         17,600             The Interpublic Group of Companies, Inc.....................            516,560
                                                                                               ------------
                                                                                                  2,948,210
                                                                                               ------------
SERVICES (COMMERCIAL & CONSUMER)-0.3%
         28,825             DeVry, Inc.*................................................          1,041,159
                                                                                               ------------
SERVICES (DATA PROCESSING)-0.7%
         23,500             Automatic Data Processing, Inc..............................          1,167,950
         20,475             Concord EFS, Inc.*..........................................          1,064,905
                                                                                               ------------
                                                                                                  2,232,855
                                                                                               ------------


-----------------------------------------------------------------------------------------------------------
SHARES                                                                                         MARKET VALUE

TELECOMMUNICATIONS (LONG DISTANCE)-0.9%
         79,250             AT&T Corporation............................................       $  1,743,500
         71,450             WorldCom, Inc.--WorldCom Group*.............................          1,014,590
                                                                                               ------------
                                                                                                  2,758,090
                                                                                               ------------
TELEPHONE-5.1%
         47,400             BellSouth Corporation.......................................          1,908,798
         56,175             Qwest Communications International, Inc.....................          1,790,297
        124,100             SBC Communications, Inc.....................................          4,971,446
         57,375             TyCom Limited*..............................................            986,850
        120,200             Verizon Communications, Inc.................................          6,430,700
                                                                                               ------------
                                                                                                 16,088,091
                                                                                               ------------
TOBACCO-2.2%
        133,575             Philip Morris Companies, Inc................................          6,778,931
                                                                                               ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$307,932,921).....................................................................        303,430,749
                                                                                               ------------
COMMON STOCKS (FOREIGN)-1.4%
COMMUNICATION EQUIPMENT-1.1%
        155,425             Nokia Oyj Sponsored ADR (FI)................................          3,425,567
                                                                                               ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.3%
         17,650             Shire Pharmaceuticals Group PLC ADR (UK)....................            979,575
                                                                                               ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$6,213,520).......................................................................          4,405,142
                                                                                               ------------
AMORTIZED COSTNT

-----------------------------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-2.1%
CONSUMER FINANCE-2.1%
     $6,700,000             Household Finance Corporation 4.17% 07/02/01................       $  6,699,224
                                                                                               ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$6,699,224).............................................................          6,699,224
                                                                                               ------------
TOTAL INVESTMENTS-100.1%
(COST-$320,845,665).....................................................................        314,535,115
OTHER ASSETS AND LIABILITIES-(0.1%).....................................................           (489,482)
                                                                                               ------------
NET ASSETS-100.0%.......................................................................       $314,045,633
                                                                                               ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost...........................    $320,845,665
                                                             ------------
Investment securities, at market.........................     314,535,115
Cash.....................................................         872,352
Receivables:
  Investment securities sold.............................       4,658,643
  Capital shares sold....................................          19,862
  Interest...............................................         196,547
Other assets.............................................           6,733
                                                             ------------
    Total Assets.........................................     320,289,252
                                                             ------------

LIABILITIES
Payables:
  Investment securities purchased........................       5,686,108
  Capital shares redeemed................................         109,666
  Advisory fees..........................................         168,921
  Shareholder servicing fees ............................          32,016
  Accounting fees .......................................           6,708
  Distribution fees......................................          69,992
  Other..................................................         170,208
                                                             ------------
      Total Liabilities..................................       6,243,619
                                                             ------------
Net Assets...............................................    $314,045,633
                                                             ============

Net Assets--Class A.........................................    $    341,077
Shares Outstanding--Class A.................................          69,329
Net Asset Value, Redemption Price Per Share.................    $       4.92
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................    $       5.22

Net Assets--Class B.........................................    $  1,631,029
Shares Outstanding--Class B.................................         337,416
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $       4.83

Net Assets--Class C.........................................    $    458,861
Shares Outstanding--Class C.................................          94,810
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $       4.84

Net Assets--Class F.........................................    $311,502,995
Shares Outstanding--Class F.................................      63,771,462
Net Asset Value, Offering and Redemption Price Per Share
  ..........................................................    $       4.88

Net Assets--Class R.........................................    $      1,659
Shares Outstanding--Class R.................................             335
Net Asset Value, Offering and Redemption Price Per Share
  ..........................................................    $       4.95

Net Assets--Class T.........................................    $    110,012
Shares Outstanding--Class T.................................          22,586
Net Asset Value, Redemption Price Per Share.................    $       4.87
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................    $       5.10

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends..............................................    $  1,587,189
  Interest...............................................         283,482
                                                             ------------
    Total Investment Income..............................       1,870,671
                                                             ------------
Expenses:
  Advisory fees--Note 2..................................       1,085,283
  Shareholder servicing fees--Note 2 ....................         195,591
  Accounting fees--Note 2................................          42,646
  Distribution fees--Note 2..............................         430,532
  Transfer agency fees--Note 2...........................          74,442
  Registration fees......................................          21,996
  Postage and mailing expenses...........................          13,787
  Custodian fees and expenses--Note 2....................           8,872
  Printing expenses......................................          29,780
  Legal and audit fees...................................          11,288
  Directors' fees and expenses...........................          10,110
  Other expenses.........................................          32,087
                                                             ------------
    Total Expenses.......................................       1,956,414
    Earnings Credits.....................................         (18,551)
    Expense Offset to Broker Commissions.................          (2,173)
                                                             ------------
    Net Expenses.........................................       1,935,690
                                                             ------------
  Net Investment (Loss)..................................         (65,019)
                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net Realized (Loss) from Security Transactions...........     (47,943,369)
Net Realized Gain (Loss) from Foreign Currency
Transactions.............................................               0
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Transactions..........      (5,829,113)
                                                             ------------
    Net Realized and Unrealized (Loss) on Investments and
      Foreign Currency Transactions......................     (53,772,482)
                                                             ------------
Net (Decrease) in Net Assets Resulting from Operations...    $(53,837,501)
                                                             ============

Purchases of long-term securities........................    $290,604,883
Proceeds from sales of long-term securities..............    $289,158,914
Purchases of long-term U.S. Government Obligations.......    $          0
Proceeds from sales of long-term U.S. Government
Obligations..............................................    $          0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                       SIX MONTHS         YEAR
                                                         ENDED            ENDED
                                                        6/30/01         12/31/00
                                                      ------------    -------------
OPERATIONS

Net Investment (Loss).............................    $    (65,019)   $  (1,174,370)
Net Realized Gain (Loss) from Security
  Transactions....................................     (47,943,369)      10,940,561
Net Realized Gain (Loss) from Foreign Currency
  Transactions....................................               0            8,903
Net Change in Unrealized Appreciation /
  Depreciation....................................      (5,829,113)    (107,569,824)
                                                      ------------    -------------
  Net (Decrease) in Net Assets Resulting from
    Operations....................................     (53,837,501)     (97,794,730)
                                                      ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions
  and Foreign Currency Transactions
  Class A.........................................               0           (9,132)
  Class B.........................................               0          (35,743)
  Class C.........................................               0           (7,245)
  Class F.........................................               0      (13,972,622)
  Class R.........................................               0              (29)
  Class T.........................................               0           (2,718)

In Excess of Net Realized Gains from Security
  Transactions and Foreign Currency Transactions

  Class A.........................................               0           (8,986)
  Class B.........................................               0          (35,173)
  Class C.........................................               0           (7,130)
  Class F.........................................               0      (13,749,769)
  Class R.........................................               0              (28)
  Class T.........................................               0           (2,674)
                                                      ------------    -------------
Net (Decrease) from Dividends and Distributions
  ................................................               0      (27,831,249)
                                                      ------------    -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                                   SIX MONTHS         YEAR
                                                     ENDED           ENDED
                                                    6/30/01         12/31/00
                                                  ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A.....................................    $    522,403    $  2,011,016
  Class B.....................................         776,485       1,415,147
  Class C.....................................         444,607         402,425
  Class F.....................................       7,127,623      19,871,258
  Class R.....................................           1,025             143
  Class T.....................................          45,406          92,085
Reinvested dividends and distributions
  Class A.....................................               0          17,891
  Class B.....................................               0          64,385
  Class C.....................................               0          10,390
  Class F.....................................               0      24,344,237
  Class R.....................................               0              57
  Class T.....................................               0           5,376
                                                  ------------    ------------
                                                     8,917,549      48,234,410
Cost of shares redeemed
  Class A.....................................        (453,172)     (1,660,370)
  Class B.....................................         (94,405)        (79,157)
  Class C.....................................        (254,467)        (34,523)
  Class F.....................................     (27,961,381)    (68,144,849)
  Class R.....................................               0               0
  Class T.....................................            (218)              0
                                                  ------------    ------------
                                                   (28,763,643)    (69,918,899)
                                                  ------------    ------------
Net (Decrease) from Capital Share
  Transactions................................     (19,846,094)    (21,684,489)
                                                  ------------    ------------
Net (Decrease) in Net Assets..................     (73,683,595)   (147,310,468)

NET ASSETS

  Beginning of period.........................    $387,729,228    $535,039,696
                                                  ------------    ------------
  End of period...............................    $314,045,633    $387,729,228
                                                  ============    ============
Net Assets consist of:
Capital (par value and paid-in surplus).......    $383,549,856    $403,395,950
Accumulated undistributed (distribution in
  excess of) net investment income ...........         (65,019)              0
Accumulated undistributed net realized (loss)
  from security transactions .................     (63,127,406)    (15,184,037)
Unrealized (depreciation) on investments and
  foreign currency transactions...............      (6,311,798)       (482,685)
                                                  ------------    ------------
Total.........................................    $314,045,633    $387,729,228
                                                  ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                              SIX MONTHS
                                                ENDED             YEAR ENDED
                                            JUNE 30, 2001     DECEMBER 31, 2000
                                            --------------    ------------------
CLASS A SHARES
Net Asset Value, beginning of period....        $  5.73            $  7.61
Income from investment operations:
    Net investment (loss)...............          0.00+              0.00+
    Net (losses) on securities (both
      realized and unrealized)..........          (0.81)             (1.45)
                                                -------            -------
        Total from investment
          operations....................          (0.81)             (1.45)
Less distributions:
    From net investment income..........           0.00               0.00
    From net realized gains.............           0.00              (0.22)
    In excess of net realized gains.....           0.00              (0.21)
                                                -------            -------
        Total distributions.............           0.00              (0.43)
Net Asset Value, end of period..........        $  4.92            $  5.73
                                                =======            =======
Total Return/Ratios
    Total return*.......................         (14.14%)           (19.04%)
    Net assets, end of period (000s)....        $   341            $   318
    Net expenses to average net
      assets#...........................           1.01%**            1.01%
    Gross expenses to average net
      assets#...........................           1.02%**            1.06%
    Net investment income (loss) to
      average net assets................           0.08%**           (0.03%)
    Portfolio turnover rate@............            148%               165%

                    +   Net investment (loss) for the six months ended June 30, 2001 and the year ended December 31, 2000 aggregated less than
                        $0.01 on a per share basis.
                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                              SIX MONTHS
                                                ENDED             YEAR ENDED
                                            JUNE 30, 2001     DECEMBER 31, 2000
                                            --------------    ------------------
CLASS B SHARES
Net Asset Value, beginning of period....        $  5.65            $  7.61
Income from investment operations:
    Net investment (loss)...............          (0.01)             (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........          (0.81)             (1.51)
                                                -------            -------
        Total from investment
          operations....................          (0.82)             (1.53)
Less distributions:
    From net investment income..........           0.00               0.00
    From net realized gains.............           0.00              (0.22)
    In excess of net realized gains.....           0.00              (0.21)
                                                -------            -------
        Total distributions.............           0.00              (0.43)
Net Asset Value, end of period..........        $  4.83            $  5.65
                                                =======            =======
Total Return/Ratios
    Total return*.......................         (14.51%)           (20.09%)
    Net assets, end of period (000s)....        $ 1,631            $ 1,170
    Net expenses to average net
      assets#...........................           1.75%**            1.76%
    Gross expenses to average net
      assets#...........................           1.76%**            1.80%
    Net investment (loss) to average net
      assets............................          (0.66%)**          (0.88%)
    Portfolio turnover rate@............            148%               165%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                              SIX MONTHS
                                                ENDED             YEAR ENDED
                                            JUNE 30, 2001     DECEMBER 31, 2000
                                            --------------    ------------------
CLASS C SHARES
Net Asset Value, beginning of period....        $  5.66            $  7.61
Income from investment operations:
    Net investment (loss)...............          (0.01)             (0.01)
    Net (losses) on securities (both
      realized and unrealized)..........          (0.81)             (1.51)
                                                -------            -------
        Total from investment
          operations....................          (0.82)             (1.52)
Less distributions:
    From net investment income..........           0.00               0.00
    From net realized gains.............           0.00              (0.22)
    In excess of net realized gains.....           0.00              (0.21)
                                                -------            -------
        Total distributions.............           0.00              (0.43)
Net Asset Value, end of period..........        $  4.84            $  5.66
                                                =======            =======
Total Return/Ratios
    Total return*.......................         (14.49%)           (19.96%)
    Net assets, end of period (000s)....        $   459            $   343
    Net expenses to average net
      assets#...........................           1.75%**            1.75%
    Gross expenses to average net
      assets#...........................           1.77%**            1.84%
    Net investment (loss) to average net
      assets............................          (0.66%)**          (0.83%)
    Portfolio turnover rate@............            148%               165%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                      SIX MONTHS
                                         ENDED                    YEAR ENDED DECEMBER 31,
                                       JUNE 30,     ----------------------------------------------------
                                         2001         2000       1999       1998       1997       1996
                                      -----------   --------   --------   --------   --------   --------
CLASS F SHARES
Net Asset Value, beginning of
  period............................   $   5.69     $   7.61   $   7.32   $   6.92   $   7.23   $   6.69
Income from investment operations:
    Net investment income (loss)....       0.00+       (0.02)      0.00+      0.71       0.13       0.09
    Net gains (losses) on securities
      (both realized and
      unrealized)...................      (0.81)       (1.47)      1.06       0.51       1.25       1.52
                                       --------     --------   --------   --------   --------   --------
         Total from investment
           operations...............      (0.81)       (1.49)      1.06       1.22       1.38       1.61
Less distributions:
    From net investment income*.....       0.00         0.00       0.00      (0.11)     (0.13)     (0.09)
    From net realized gains.........       0.00        (0.22)     (0.77)     (0.71)     (1.56)     (0.98)
    In excess of net realized
      gains.........................       0.00        (0.21)      0.00       0.00       0.00       0.00
                                       --------     --------   --------   --------   --------   --------
         Total distributions........       0.00        (0.43)     (0.77)     (0.82)     (1.69)     (1.07)
    Net Asset Value, end of
      period........................   $   4.88     $   5.69   $   7.61   $   7.32   $   6.92   $   7.23
                                       ========     ========   ========   ========   ========   ========
Total Return/Ratios
    Total return....................     (14.24%)     (19.57%)    15.03%     17.78%     19.40%     24.37%
    Net assets, end of period
      (000s)........................   $311,503     $385,816   $535,035   $542,307   $543,168   $535,866
    Net expenses to average net
      assets#.......................       1.13%**      1.10%      1.12%      1.08%      1.09%      1.15%
    Gross expenses to average net
      assets#.......................       1.14%**      1.12%      1.13%      1.10%      1.11%      1.16%
    Net investment income (loss) to
      average net assets............      (0.03%)**    (0.24%)    (0.05%)     1.38%      1.84%      1.40%
    Portfolio turnover rate@........        148%         165%       165%       259%       256%       195%

                    +   Net investment (loss) for the six months ended June 30, 2001 and the year ended December 31, 1999 aggregated less than
                        $0.01 on a per share basis.
                    *   Distributions in excess of net investment income for the
                        year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                              SIX MONTHS
                                                ENDED             YEAR ENDED
                                            JUNE 30, 2001     DECEMBER 31, 2000
                                            --------------    ------------------
CLASS R SHARES
Net Asset Value, beginning of period....        $  5.74            $  7.61
Income from investment operations:
    Net investment (loss)...............           0.00+              0.00+
    Net (losses) on securities (both
      realized and unrealized)..........          (0.79)             (1.44)
                                                -------            -------
        Total from investment
          operations....................          (0.79)             (1.44)
Less distributions:
    From net investment income..........           0.00               0.00
    From net realized gains.............           0.00              (0.22)
    In excess of net realized gains.....           0.00              (0.21)
                                                -------            -------
        Total distributions.............           0.00              (0.43)
Net Asset Value, end of period..........        $  4.95            $  5.74
                                                =======            =======
Total Return/Ratios
    Total return........................         (13.76%)           (18.91%)
    Net assets, end of period (000s)....        $     2            $     1
    Net expenses to average net
      assets#...........................           0.75%**            0.76%
    Gross expenses to average net
      assets#...........................           0.76%**            0.79%
    Net investment income (loss) to
      average net assets................           0.26%**            0.01%
    Portfolio turnover rate@............            148%               165%

                    +   Net investment (loss) for the six months ended June 30, 2001 and the year ended December 31, 2000 aggregated less than
                        $0.01 on a per share basis.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                              SIX MONTHS
                                                ENDED             YEAR ENDED
                                            JUNE 30, 2001     DECEMBER 31, 2000
                                            --------------    ------------------
CLASS T SHARES
Net Asset Value, beginning of period....        $  5.68            $  7.61
Income from investment operations:
    Net investment (loss)...............           0.00+             (0.01)
    Net (losses) on securities (both
      realized and unrealized)..........          (0.81)             (1.49)
                                                -------            -------
        Total from investment
          operations....................          (0.81)             (1.50)
Less distributions:
    From net investment income..........           0.00               0.00
    From net realized gains.............           0.00              (0.22)
    In excess of net realized gains.....           0.00              (0.21)
                                                -------            -------
        Total distributions.............           0.00              (0.43)
Net Asset Value, end of period..........        $  4.87            $  5.68
                                                =======            =======
Total Return/Ratios
    Total return*.......................         (14.26%)           (19.69%)
    Net assets, end of period (000s)....        $   110            $    82
    Net expenses to average net
      assets#...........................           1.25%**            1.25%
    Gross expenses to average net
      assets#...........................           1.26%**            1.28%
    Net investment (loss) to average net
      assets............................          (0.16%)**          (0.40%)
    Portfolio turnover rate@............            148%               165%

                    +   Net investment (loss) for the six months ended June 30, 2001 aggregated less than $0.01 on a per share basis.
                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund".) The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $1,805 during the six months ended
June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $987 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 20, 2001, Class A, Class B, Class C, and Class T shares were charged $426, $1,749, $544, and $136, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $5,248, $1,631, $423,517, and $136, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers.......................         $          0
Post-October Capital Loss Deferral................         $  9,272,004
Post-October Currency Loss Deferral...............         $          0
Federal Tax Cost..................................         $328,047,691
Unrealized Appreciation...........................         $ 15,269,520
Unrealized (Depreciation).........................         $(28,782,096)
Net (Depreciation)................................         $(13,512,576)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                         SIX MONTHS        YEAR
                                                            ENDED          ENDED
                                                           6/30/01       12/31/00
                                                         -----------    -----------
CLASS A
      Shares sold....................................         96,223        284,763
      Shares issued for dividends reinvested.........              0          3,117
      Shares redeemed................................        (82,368)      (232,538)
      NET INCREASE IN SHARES OUTSTANDING.............         13,855         55,342
CLASS B
      Shares sold....................................        149,360        207,662
      Shares issued for dividends reinvested.........              0         11,375
      Shares redeemed................................        (19,018)       (12,095)
      NET INCREASE IN SHARES OUTSTANDING.............        130,342        206,942
CLASS C
      Shares sold....................................         86,106         64,652
      Shares issued for dividends reinvested.........              0          1,832
      Shares redeemed................................        (52,013)        (5,899)
      NET INCREASE IN SHARES OUTSTANDING.............         34,093         60,585

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

                                                         SIX MONTHS        YEAR
                                                            ENDED          ENDED
                                                           6/30/01       12/31/00
                                                         -----------    -----------
CLASS F
      Shares sold....................................      1,367,349      2,747,088
      Shares issued for dividends reinvested.........              0      4,270,841
      Shares redeemed................................     (5,398,619)    (9,519,830)
      NET (DECREASE) IN SHARES OUTSTANDING...........     (4,031,270)    (2,501,901)
CLASS R
      Shares sold....................................            193              0
      Shares issued for dividends reinvested.........              0             10
      Shares redeemed................................              0              0
      NET INCREASE IN SHARES OUTSTANDING.............            193             10
CLASS T
      Shares sold....................................          8,205         13,343
      Shares issued for dividends reinvested.........              0            947
      Shares redeemed................................            (41)             0
      NET INCREASE IN SHARES OUTSTANDING.............          8,164         14,290

FOR MORE INFORMATION

DREYFUS FOUNDERS
GROWTH AND INCOME FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER

Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR

Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS

Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440

OR CONTACT US AT

Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C) 2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-GI

DREYFUS FOUNDERS
GROWTH AND INCOME FUND

SEMIANNUAL REPORT
JUNE 30, 2001

TABLE OF CONTENTS

About this Report                                             3
A Message from Founders' President                            4
Management Overview                                           6
Statement of Investments                                     12
Statement of Assets and Liabilities                          18
Statement of Operations                                      20
Statements of Changes in Net Assets                          21
Financial Highlights                                         23
Notes to Financial Statements                                29


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS
The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

         AU       Australia
         BE       Belgium
         BR       Brazil
         CA       Canada
         CN       China
         DE       Denmark
         FI       Finland
         FR       France
         GE       Germany
         HK       Hong Kong
         IE       Ireland
         IN       India
         IS       Israel
         IT       Italy
         JA       Japan
         KR       South Korea
         LU       Luxembourg
         MX       Mexico
         NE       Netherlands
         NW       Norway
         PT       Portugal
         SG       Singapore
         SP       Spain
         SW       Sweden
         SZ       Switzerland
         TH       Thailand
         TW       Taiwan
         UK       United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--  NOT FDIC-INSURED  --  NOT BANK-GUARANTEED  --  MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Each securities index shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

The Fund's performance will no longer be compared to the Lipper Large-Cap Core Fund Index or the Consumer Price Index. The other indexes presented more accurately reflect the Fund's investment strategy. For your information, we have included both of these indexes in this report.

-- The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

-- The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

-- The Lipper Large-Cap Core Fund Index is an average of the performance of the 30 largest large-cap core funds tracked by Lipper Inc.

-- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

[PHOTO OF RICHARD W. SABO]

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001. Many investors during the half-in the U.S. and abroad-felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%-its lowest level since April 1994. Some central banks around the world followed suit.

Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies-a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches he used to cope with this challenging market, and discusses how he's positioned the Fund for the future. We hope you find his comments informative and insightful as you take the time to review your own investment plan.

There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

[PHOTO]

A DISCUSSION WITH PORTFOLIO MANAGER THOMAS ARRINGTON, CFA

HOW DID THE GROWTH AND INCOME FUND PERFORM DURING THE FIRST HALF?

The Fund had difficulty navigating its way through a tough six months for large-capitalization stocks, particularly those of growth-oriented companies. The Growth and Income Fund posted a negative return for the six months ended June 30, 2001. While the Fund underperformed the broad market (as measured by the Standard & Poor's 500 Index), its performance was in line with that of the large-cap Russell 1000 Growth Index, which tracks the performance of growth-oriented companies within the Russell 1000 Index and returned -14.24% for the six-month period.

As we began the year, one question dominated investors' thoughts: would the U.S. economy slip into a recession? This question was also on the minds of those inside the Federal Reserve. Its own interest rate hikes in 1999 and 2000, in conjunction with rising energy prices and a buildup of excess inventory at technology companies, had brought economic growth to a standstill. To help keep the economy from actually contracting, the Fed began a series of deep rate cuts, the most dramatic easing campaign in nearly a decade. Investors welcomed these moves, hailing them as the prescription for economic recovery.

A clear path toward recovery failed to emerge, and investor uncertainty persisted. While there were some hopeful periods during which stocks improved, the market for large-cap stocks, and growth stocks in particular, was decidedly negative.

FUND AT A GLANCE

This fund invests primarily in common stocks of large, well-established, stable and mature companies. These companies generally pay regular dividends, although the Fund may invest in non-dividend paying companies if they offer better prospects for capital appreciation.

WHAT SPECIFIC MARKET FACTORS MOST IMPACTED THE GROWTH AND INCOME FUND'S PERFORMANCE?

Technology stocks have set much of the market's tone so far in 2001. Businesses and consumers decreased their spending on technology in late 2000 and early 2001, and this led to reduced revenues and disappointing first-quarter earnings for many tech companies. This included even such stalwarts as Cisco Systems (not a Fund holding), which (prior to February 2001) had met analysts' earnings expectations for nearly seven years. Tech stocks as a group floundered in the wake of these setbacks.

By April, the picture began to change somewhat. Our research suggested that spending in the personal computer marketplace had bottomed, and might even see a resurgence in the second half. This was good news, as the Fund held positions in several PC-related companies. The standout in this area was MICROSOFT CORPORATION (3.94% of the Fund on June 30, 2001) which, buoyed by expectations of its impending launch of the next-generation Windows XP

PORTFOLIO COMPOSITION

[CHART]



17.25%   Technology
16.17%   Financials
15.92%   Healthcare
14.05%   Consumer Staples
10.00%   Capital Goods
 7.22%   Energy
 6.65%   Consumer Cyclicals
 6.00%   Communication Services
 2.66%   Utilities
 1.42%   Basic Materials
 0.68%   Transportation
 1.98%   Cash & Equivalents

(and by a judicial ruling in its antitrust case that left open the possibility of settlement rather than breakup), ended the half up significantly.

WHAT DECISIONS HINDERED THE SUCCESS OF THE FUND DURING THE PERIOD?

While the Fund's technology weighting was similar to its benchmarks, it did hold some companies that performed poorly and were not in the indexes. For instance, the Fund was hurt by its position in Nokia (1.09% of the Fund). While the company is the clear market leader in handsets with a 35% market share, Nokia warned in June that the global economic slowdown would impair its results. The company lowered revenue and earnings-per-share guidance and said that the 2001 global mobile phone market should show only modest growth compared to 2000. Nokia's warning caused investors in related


GROWTH OF $10,000 INVESTMENT

[CHART]


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 6/30/91 to a $10,000 investment made in securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page
3. Further information related to Fund performance is contained elsewhere in this report.

companies, such as TEXAS INSTRUMENTS (1.05% of the Fund), a manufacturer of semiconductors and electrical components, to have added concerns.

WHAT WERE THE BRIGHT SPOTS IN THE FUND'S PORTFOLIO?

Our holdings in media-related companies served the Fund well during the half. Early in the year, investors were concerned that a slowing economy would reduce the amount corporations would spend on advertising, and that this would hurt the profitability of media companies. But the Fed's aggressive rate cuts changed the equation: rising consumer confidence might trigger more spending, which might cause advertising to snap back. As a result, select media companies performed admirably during the period, particularly in the second quarter. We were very pleased with such Fund holdings as CLEAR CHANNEL COMMUNICATIONS, INC. (2.44% of the Fund, a manager of radio stations and highway billboards) and Viacom Inc. (1.74% of the Fund, the world's second-largest conglomerate and owner of CBS Television Network).

We were particularly pleased with the performance of AOL Time Warner,


AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01


CLASS                                YEAR-TO-    1        5        10      SINCE
(INCEPTION DATE)                      DATE      YEAR     YEARS   YEARS    INCEPTION
CLASS A SHARES 12/31/99
         With sales charge (5.75%)  (19.07%)   (31.51%)   -        -      (24.56%)
         Without sales charge       (14.14%)   (27.33%)   -        -      (21.53%)
CLASS B SHARES 12/31/99
         With redemption*           (17.93%)   (30.78%)   -        -      (23.99%)
         Without redemption         (14.51%)   (27.90%)   -        -      (22.44%)
CLASS C SHARES 12/31/99
         With redemption**          (15.34%)   (27.76%)   -        -      (22.34%)
         Without redemption         (14.49%)   (27.76%)   -        -      (22.34%)
CLASS F SHARES 7/5/38               (14.24%)   (27.39%)   3.61%    9.10%    N/A
CLASS R SHARES 12/31/99             (13.76%)   (26.60%)   -        -      (21.21%)
CLASS T SHARES 12/31/99
         With sales charge           (4.50%)   (18.11%) (30.68%)   -         -        (24.37%)
         Without sales charge       (14.26%)   (27.42%)   -        -      (22.02%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
+  Total return is not  annualized.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Inc. (2.34% of the Fund). The marriage of America Online (the leading Internet provider) and Time Warner (the country's largest media company) received the approval of regulators in January. The combined company is now well positioned for its quest to become the leader in the delivery of broadband online media, and may also stand to benefit if advertising spending increases.

DID THE FUND TAKE ADVANTAGE OF THE CURRENT ENERGY SITUATION?

The oil industry attracted much attention from investors during the first half: it is considered to be a defensive sector, since rising fossil fuel prices help the profitability of the oil companies even while these high prices are contributing to the slowing economy. Yet, in the end, many large-capitalization energy and utility companies were down during the half because of pricing pressure despite strong industry fundamentals. The Fund, for instance, was hurt somewhat by its holdings in independent power producers and oil and gas drilling companies. An example of this is Smith International, Inc. (0.89% of the Fund) which dropped sharply in the second quarter in response to a 40% fall in the price of natural gas.

An exception to the trend was EXXON MOBIL CORPORATION (3.69% of the



LARGEST EQUITY HOLDINGS

         1.       General Electric Company                      4.46%
         2.       Microsoft Corporation                         3.94%
         3.       Exxon Mobil Corporation                       3.69%
         4.       Citigroup, Inc.                               3.65%
         5.       Pfizer, Inc.                                  3.60%
         6.       Tyco International Limited                    3.31%
         7.       International Business Machines Corporation   2.53%
         8.       Clear Channel Communications, Inc.            2.44%
         9.       AOL Time Warner, Inc.                         2.34%
         10.      American International Group, Inc.            2.18%

Fund), one of our top holdings throughout the half. We felt the company was an attractive investment because of its growing cash flows, earnings stability, geographic diversification, and strong financial management. The firm eked out a positive return during the first half, but we feel that the company's true investment potential may manifest itself over the long term.

WHAT IS YOUR OUTLOOK FOR THE GROWTH AND INCOME FUND OVER THE COMING MONTHS?

Six months into the year, it is still unclear whether the U.S.-or the world-will avoid a recession. The Fed's deep rate cuts have given investors hope that an economic upturn is on the way (perhaps arriving by the fourth quarter), but much remains uncertain. For our part, we are cautiously optimistic, believing that most of the bad news associated with growth stocks has been revealed and digested by the financial markets.

We remain positive that the market will ultimately make the distinction between those companies with real potential and those whose competitive advantages have eroded. We will therefore continue to focus on stocks of companies we consider likely to outperform over the long term because of their ability to achieve fundamental business growth.



/s/ Thomas Arrington

Thomas Arrington, CFA
Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS
GROWTH AND INCOME FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER

Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR

Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS

Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440

OR CONTACT US AT

Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C) 2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-GI

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                                                         MARKET VALUE

-----------------------------------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-96.6%
AEROSPACE/DEFENSE-0.9%
         48,375             The Boeing Company..........................................       $  2,689,643
                                                                                               ------------
ALUMINUM-0.6%
         50,875             Alcoa, Inc..................................................          2,004,475
                                                                                               ------------
AUTOMOBILES-0.5%
         64,750             Ford Motor Company..........................................          1,589,613
                                                                                               ------------
BANKS (MAJOR REGIONAL)-1.8%
         53,700             FleetBoston Financial Corporation...........................          2,118,465
         25,025             Northern Trust Corporation..................................          1,564,063
         44,575             Wells Fargo & Company.......................................          2,069,617
                                                                                               ------------
                                                                                                  5,752,145
                                                                                               ------------
BEVERAGES (NON-ALCOHOLIC)-0.7%
         50,000             PepsiCo, Inc................................................          2,210,000
                                                                                               ------------
BIOTECHNOLOGY-1.3%
         12,625             Amgen, Inc.*................................................            766,085
         27,550             Biogen, Inc.*...............................................          1,497,618
         28,300             Human Genome Sciences, Inc.*................................          1,705,075
                                                                                               ------------
                                                                                                  3,968,778
                                                                                               ------------
BROADCASTING (TV, RADIO & CABLE)-3.1%
        122,125             Clear Channel Communications, Inc.*.........................          7,657,238
         49,450             Comcast Corporation Special Class A*........................          2,146,130
                                                                                               ------------
                                                                                                  9,803,368
                                                                                               ------------
CHEMICALS-0.5%
         32,800             E.I. du Pont de Nemours and Company.........................          1,582,272
                                                                                               ------------
COMMUNICATION EQUIPMENT-0.7%
         12,175             Comverse Technology, Inc.*..................................            695,193
         25,000             Qualcomm, Inc.*.............................................          1,462,000
                                                                                               ------------
                                                                                                  2,157,193
                                                                                               ------------
COMPUTERS (HARDWARE)-4.0%
        108,225             Dell Computer Corporation*..................................          2,830,084
         57,825             Hewlett-Packard Company.....................................          1,653,795
         70,200             International Business Machines Corporation.................          7,932,600
                                                                                               ------------
                                                                                                 12,416,479
                                                                                               ------------
COMPUTERS (NETWORKING)-0.3%
         19,725             Brocade Communications Systems, Inc.*.......................            867,703
                                                                                               ------------


-----------------------------------------------------------------------------------------------------------
SHARES                                                                                         MARKET VALUE

COMPUTERS (PERIPHERALS)-0.5%
         57,900             EMC Corporation*............................................       $  1,681,995
                                                                                               ------------
COMPUTERS (SOFTWARE & SERVICES)-4.9%
         48,625             Adobe Systems, Inc..........................................          2,285,375
        169,575             Microsoft Corporation*......................................         12,378,975
         17,225             PeopleSoft, Inc.*...........................................            847,987
                                                                                               ------------
                                                                                                 15,512,337
                                                                                               ------------
CONSUMER FINANCE-0.6%
         55,175             MBNA Corporation............................................          1,818,016
                                                                                               ------------
ELECTRIC COMPANIES-0.9%
         42,950             Duke Energy Corporation.....................................          1,675,480
         20,750             FPL Group, Inc..............................................          1,249,358
                                                                                               ------------
                                                                                                  2,924,838
                                                                                               ------------
ELECTRICAL EQUIPMENT-4.9%
        287,175             General Electric Company....................................         13,999,781
         73,050             Solectron Corporation*......................................          1,336,815
                                                                                               ------------
                                                                                                 15,336,596
                                                                                               ------------
ELECTRONICS (INSTRUMENTATION)-0.3%
         33,900             Waters Corporation*.........................................            935,979
                                                                                               ------------
ELECTRONICS (SEMICONDUCTORS)-4.3%
         83,150             Advanced Micro Devices, Inc.*...............................          2,401,372
        125,275             Intel Corporation...........................................          3,664,294
         31,500             Linear Technology Corporation...............................          1,392,930
         64,825             Micron Technology, Inc.*....................................          2,664,308
        104,825             Texas Instruments, Inc......................................          3,301,988
                                                                                               ------------
                                                                                                 13,424,892
                                                                                               ------------
ENTERTAINMENT-4.6%
        138,937             AOL Time Warner, Inc.*......................................          7,363,661
        105,700             Viacom, Inc. Class B*.......................................          5,469,975
         60,300             Walt Disney Company.........................................          1,742,067
                                                                                               ------------
                                                                                                 14,575,703
                                                                                               ------------
EQUIPMENT (SEMICONDUCTORS)-0.5%
         31,375             Applied Materials, Inc.*....................................          1,540,513
                                                                                               ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                                         MARKET VALUE

-----------------------------------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-5.8%
         81,275             American Express Company....................................       $  3,153,470
        216,974             Citigroup, Inc..............................................         11,464,906
         19,225             Fannie Mae..................................................          1,637,009
         32,550             Morgan Stanley Dean Witter & Company........................          2,090,687
                                                                                               ------------
                                                                                                 18,346,072
                                                                                               ------------
FOOTWEAR-0.5%
         39,600             Nike, Inc. Class B..........................................          1,662,804
                                                                                               ------------
HEALTHCARE (DIVERSIFIED)-5.2%
         43,925             Abbott Laboratories.........................................          2,108,839
         70,350             American Home Products Corporation..........................          4,111,254
         74,225             Bristol-Myers Squibb Company................................          3,881,968
        124,350             Johnson & Johnson...........................................          6,217,500
                                                                                               ------------
                                                                                                 16,319,561
                                                                                               ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-4.9%
         16,100             Genentech, Inc.*............................................            887,110
        282,384             Pfizer, Inc.................................................         11,309,479
         68,363             Pharmacia Corporation.......................................          3,141,280
                                                                                               ------------
                                                                                                 15,337,869
                                                                                               ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.8%
         33,450             Eli Lilly and Company.......................................          2,475,300
                                                                                               ------------
HEALTHCARE (HOSPITAL MANAGEMENT)-0.9%
         56,450             Tenet Healthcare Corporation*...............................          2,912,256
                                                                                               ------------
HEALTHCARE (MANAGED CARE)-0.8%
         39,500             UnitedHealth Group, Inc.....................................          2,439,125
                                                                                               ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.8%
         51,450             Baxter International, Inc...................................          2,521,050
         50,300             Becton, Dickinson and Company...............................          1,800,237
         26,900             Medtronic, Inc..............................................          1,237,669
                                                                                               ------------
                                                                                                  5,558,956
                                                                                               ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-1.5%
         31,725             Colgate-Palmolive Company...................................          1,871,458
         50,300             Kimberly-Clark Corporation..................................          2,811,770
                                                                                               ------------
                                                                                                  4,683,228
                                                                                               ------------
INSURANCE (MULTI-LINE)-3.1%
         79,525             American International Group, Inc...........................          6,839,150
         44,075             Hartford Financial Services Group, Inc......................          3,014,730
                                                                                               ------------
                                                                                                  9,853,880
                                                                                               ------------


-----------------------------------------------------------------------------------------------------------
SHARES                                                                                         MARKET VALUE

INSURANCE (PROPERTY-CASUALTY)-2.4%
         31,225             Allstate Corporation........................................       $  1,373,588
          2,650             Berkshire Hathaway, Inc.*...................................          6,095,000
                                                                                               ------------
                                                                                                  7,468,588
                                                                                               ------------
INSURANCE BROKERS-0.9%
         26,475             Marsh & McLennan Companies, Inc.............................          2,673,975
                                                                                               ------------
INVESTMENT BANKING & BROKERAGE-0.7%
         17,250             Goldman Sachs Group, Inc....................................          1,480,050
         13,650             Merrill Lynch & Company, Inc................................            808,763
                                                                                               ------------
                                                                                                  2,288,813
                                                                                               ------------
INVESTMENT MANAGEMENT-0.8%
         56,725             Franklin Resources, Inc.....................................          2,596,303
                                                                                               ------------
LEISURE TIME (PRODUCTS)-1.1%
         41,800             Harley-Davidson, Inc........................................          1,967,944
         83,550             Mattel, Inc.................................................          1,580,766
                                                                                               ------------
                                                                                                  3,548,710
                                                                                               ------------
LODGING-HOTELS-0.7%
         58,850             Starwood Hotels & Resorts Worldwide, Inc....................          2,193,928
                                                                                               ------------
MANUFACTURING (DIVERSIFIED)-4.3%
         13,425             Minnesota Mining and Manufacturing Company..................          1,531,793
        190,675             Tyco International Limited..................................         10,391,788
         19,850             United Technologies Corporation.............................          1,454,211
                                                                                               ------------
                                                                                                 13,377,792
                                                                                               ------------
NATURAL GAS-1.1%
         51,506             El Paso Corporation.........................................          2,706,125
         16,675             Enron Corporation...........................................            817,075
                                                                                               ------------
                                                                                                  3,523,200
                                                                                               ------------
OIL & GAS (DRILLING & EQUIPMENT)-1.4%
         59,650             BJ Services Company*........................................          1,692,867
         46,650             Smith International, Inc.*..................................          2,794,335
                                                                                               ------------
                                                                                                  4,487,202
                                                                                               ------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.6%
         37,700             Anadarko Petroleum Corporation..............................          2,036,931
                                                                                               ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                                         MARKET VALUE

-----------------------------------------------------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.6%
         34,400             Conoco, Inc. Class B........................................       $    994,160
         16,800             Phillips Petroleum Company..................................            957,600
                                                                                               ------------
                                                                                                  1,951,760
                                                                                               ------------
OIL (INTERNATIONAL INTEGRATED)-4.5%
         28,775             Chevron Corporation.........................................          2,604,138
        132,758             Exxon Mobile Corporation....................................         11,596,411
                                                                                               ------------
                                                                                                 14,200,549
                                                                                               ------------
PAPER & FOREST PRODUCTS-0.3%
         15,750             Weyerhauser Company.........................................            865,778
                                                                                               ------------
POWER PRODUCERS (INDEPENDENT)-0.6%
         40,750             Dynergy, Inc. Class A.......................................          1,894,875
                                                                                               ------------
PUBLISHING (NEWSPAPERS)-0.3%
         13,225             Gannett Company, Inc........................................            871,528
                                                                                               ------------
RAILROADS-0.7%
         38,875             Union Pacific Corporation...................................          2,134,626
                                                                                               ------------
RETAIL (DEPARTMENT STORES)-0.4%
         18,700             Kohl's Corporation*.........................................          1,173,051
                                                                                               ------------
RETAIL (DRUG STORES)-0.6%
         51,900             CVS Corporation.............................................          2,003,340
                                                                                               ------------
RETAIL (FOOD CHAINS)-1.3%
         84,625             Safeway, Inc.*..............................................          4,062,000
                                                                                               ------------
RETAIL (GENERAL MERCHANDISE)-1.9%
         21,625             Costco Wholesale Corporation*...............................            888,355
        101,650             Wal-Mart Stores, Inc........................................          4,960,520
                                                                                               ------------
                                                                                                  5,848,875
                                                                                               ------------
SERVICES (ADVERTISING/MARKETING)-0.9%
         28,275             Omnicom Group, Inc..........................................          2,431,650
         17,600             The Interpublic Group of Companies, Inc.....................            516,560
                                                                                               ------------
                                                                                                  2,948,210
                                                                                               ------------
SERVICES (COMMERCIAL & CONSUMER)-0.3%
         28,825             DeVry, Inc.*................................................          1,041,159
                                                                                               ------------
SERVICES (DATA PROCESSING)-0.7%
         23,500             Automatic Data Processing, Inc..............................          1,167,950
         20,475             Concord EFS, Inc.*..........................................          1,064,905
                                                                                               ------------
                                                                                                  2,232,855
                                                                                               ------------


-----------------------------------------------------------------------------------------------------------
SHARES                                                                                         MARKET VALUE

TELECOMMUNICATIONS (LONG DISTANCE)-0.9%
         79,250             AT&T Corporation............................................       $  1,743,500
         71,450             WorldCom, Inc.--WorldCom Group*.............................          1,014,590
                                                                                               ------------
                                                                                                  2,758,090
                                                                                               ------------
TELEPHONE-5.1%
         47,400             BellSouth Corporation.......................................          1,908,798
         56,175             Qwest Communications International, Inc.....................          1,790,297
        124,100             SBC Communications, Inc.....................................          4,971,446
         57,375             TyCom Limited*..............................................            986,850
        120,200             Verizon Communications, Inc.................................          6,430,700
                                                                                               ------------
                                                                                                 16,088,091
                                                                                               ------------
TOBACCO-2.2%
        133,575             Philip Morris Companies, Inc................................          6,778,931
                                                                                               ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$307,932,921).....................................................................        303,430,749
                                                                                               ------------
COMMON STOCKS (FOREIGN)-1.4%
COMMUNICATION EQUIPMENT-1.1%
        155,425             Nokia Oyj Sponsored ADR (FI)................................          3,425,567
                                                                                               ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.3%
         17,650             Shire Pharmaceuticals Group PLC ADR (UK)....................            979,575
                                                                                               ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$6,213,520).......................................................................          4,405,142
                                                                                               ------------
AMORTIZED COSTNT

-----------------------------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-2.1%
CONSUMER FINANCE-2.1%
     $6,700,000             Household Finance Corporation 4.17% 07/02/01................       $  6,699,224
                                                                                               ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$6,699,224).............................................................          6,699,224
                                                                                               ------------
TOTAL INVESTMENTS-100.1%
(COST-$320,845,665).....................................................................        314,535,115
OTHER ASSETS AND LIABILITIES-(0.1%).....................................................           (489,482)
                                                                                               ------------
NET ASSETS-100.0%.......................................................................       $314,045,633
                                                                                               ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost...........................    $320,845,665
                                                             ------------
Investment securities, at market.........................     314,535,115
Cash.....................................................         872,352
Receivables:
  Investment securities sold.............................       4,658,643
  Capital shares sold....................................          19,862
  Interest...............................................         196,547
Other assets.............................................           6,733
                                                             ------------
    Total Assets.........................................     320,289,252
                                                             ------------

LIABILITIES
Payables:
  Investment securities purchased........................       5,686,108
  Capital shares redeemed................................         109,666
  Advisory fees..........................................         168,921
  Shareholder servicing fees ............................          32,016
  Accounting fees .......................................           6,708
  Distribution fees......................................          69,992
  Other..................................................         170,208
                                                             ------------
      Total Liabilities..................................       6,243,619
                                                             ------------
Net Assets...............................................    $314,045,633
                                                             ============

Net Assets--Class A.........................................    $    341,077
Shares Outstanding--Class A.................................          69,329
Net Asset Value, Redemption Price Per Share.................    $       4.92
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................    $       5.22

Net Assets--Class B.........................................    $  1,631,029
Shares Outstanding--Class B.................................         337,416
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $       4.83

Net Assets--Class C.........................................    $    458,861
Shares Outstanding--Class C.................................          94,810
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $       4.84

Net Assets--Class F.........................................    $311,502,995
Shares Outstanding--Class F.................................      63,771,462
Net Asset Value, Offering and Redemption Price Per Share
  ..........................................................    $       4.88

Net Assets--Class R.........................................    $      1,659
Shares Outstanding--Class R.................................             335
Net Asset Value, Offering and Redemption Price Per Share
  ..........................................................    $       4.95

Net Assets--Class T.........................................    $    110,012
Shares Outstanding--Class T.................................          22,586
Net Asset Value, Redemption Price Per Share.................    $       4.87
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................    $       5.10

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends..............................................    $  1,587,189
  Interest...............................................         283,482
                                                             ------------
    Total Investment Income..............................       1,870,671
                                                             ------------
Expenses:
  Advisory fees--Note 2..................................       1,085,283
  Shareholder servicing fees--Note 2 ....................         195,591
  Accounting fees--Note 2................................          42,646
  Distribution fees--Note 2..............................         430,532
  Transfer agency fees--Note 2...........................          74,442
  Registration fees......................................          21,996
  Postage and mailing expenses...........................          13,787
  Custodian fees and expenses--Note 2....................           8,872
  Printing expenses......................................          29,780
  Legal and audit fees...................................          11,288
  Directors' fees and expenses...........................          10,110
  Other expenses.........................................          32,087
                                                             ------------
    Total Expenses.......................................       1,956,414
    Earnings Credits.....................................         (18,551)
    Expense Offset to Broker Commissions.................          (2,173)
                                                             ------------
    Net Expenses.........................................       1,935,690
                                                             ------------
  Net Investment (Loss)..................................         (65,019)
                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net Realized (Loss) from Security Transactions...........     (47,943,369)
Net Realized Gain (Loss) from Foreign Currency
Transactions.............................................               0
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Transactions..........      (5,829,113)
                                                             ------------
    Net Realized and Unrealized (Loss) on Investments and
      Foreign Currency Transactions......................     (53,772,482)
                                                             ------------
Net (Decrease) in Net Assets Resulting from Operations...    $(53,837,501)
                                                             ============

Purchases of long-term securities........................    $290,604,883
Proceeds from sales of long-term securities..............    $289,158,914
Purchases of long-term U.S. Government Obligations.......    $          0
Proceeds from sales of long-term U.S. Government
Obligations..............................................    $          0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                       SIX MONTHS         YEAR
                                                         ENDED            ENDED
                                                        6/30/01         12/31/00
                                                      ------------    -------------
OPERATIONS

Net Investment (Loss).............................    $    (65,019)   $  (1,174,370)
Net Realized Gain (Loss) from Security
  Transactions....................................     (47,943,369)      10,940,561
Net Realized Gain (Loss) from Foreign Currency
  Transactions....................................               0            8,903
Net Change in Unrealized Appreciation /
  Depreciation....................................      (5,829,113)    (107,569,824)
                                                      ------------    -------------
  Net (Decrease) in Net Assets Resulting from
    Operations....................................     (53,837,501)     (97,794,730)
                                                      ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions
  and Foreign Currency Transactions
  Class A.........................................               0           (9,132)
  Class B.........................................               0          (35,743)
  Class C.........................................               0           (7,245)
  Class F.........................................               0      (13,972,622)
  Class R.........................................               0              (29)
  Class T.........................................               0           (2,718)

In Excess of Net Realized Gains from Security
  Transactions and Foreign Currency Transactions

  Class A.........................................               0           (8,986)
  Class B.........................................               0          (35,173)
  Class C.........................................               0           (7,130)
  Class F.........................................               0      (13,749,769)
  Class R.........................................               0              (28)
  Class T.........................................               0           (2,674)
                                                      ------------    -------------
Net (Decrease) from Dividends and Distributions
  ................................................               0      (27,831,249)
                                                      ------------    -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                                   SIX MONTHS         YEAR
                                                     ENDED           ENDED
                                                    6/30/01         12/31/00
                                                  ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A.....................................    $    522,403    $  2,011,016
  Class B.....................................         776,485       1,415,147
  Class C.....................................         444,607         402,425
  Class F.....................................       7,127,623      19,871,258
  Class R.....................................           1,025             143
  Class T.....................................          45,406          92,085
Reinvested dividends and distributions
  Class A.....................................               0          17,891
  Class B.....................................               0          64,385
  Class C.....................................               0          10,390
  Class F.....................................               0      24,344,237
  Class R.....................................               0              57
  Class T.....................................               0           5,376
                                                  ------------    ------------
                                                     8,917,549      48,234,410
Cost of shares redeemed
  Class A.....................................        (453,172)     (1,660,370)
  Class B.....................................         (94,405)        (79,157)
  Class C.....................................        (254,467)        (34,523)
  Class F.....................................     (27,961,381)    (68,144,849)
  Class R.....................................               0               0
  Class T.....................................            (218)              0
                                                  ------------    ------------
                                                   (28,763,643)    (69,918,899)
                                                  ------------    ------------
Net (Decrease) from Capital Share
  Transactions................................     (19,846,094)    (21,684,489)
                                                  ------------    ------------
Net (Decrease) in Net Assets..................     (73,683,595)   (147,310,468)

NET ASSETS

  Beginning of period.........................    $387,729,228    $535,039,696
                                                  ------------    ------------
  End of period...............................    $314,045,633    $387,729,228
                                                  ============    ============
Net Assets consist of:
Capital (par value and paid-in surplus).......    $383,549,856    $403,395,950
Accumulated undistributed (distribution in
  excess of) net investment income ...........         (65,019)              0
Accumulated undistributed net realized (loss)
  from security transactions .................     (63,127,406)    (15,184,037)
Unrealized (depreciation) on investments and
  foreign currency transactions...............      (6,311,798)       (482,685)
                                                  ------------    ------------
Total.........................................    $314,045,633    $387,729,228
                                                  ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                              SIX MONTHS
                                                ENDED             YEAR ENDED
                                            JUNE 30, 2001     DECEMBER 31, 2000
                                            --------------    ------------------
CLASS A SHARES
Net Asset Value, beginning of period....        $  5.73            $  7.61
Income from investment operations:
    Net investment (loss)...............          0.00+              0.00+
    Net (losses) on securities (both
      realized and unrealized)..........          (0.81)             (1.45)
                                                -------            -------
        Total from investment
          operations....................          (0.81)             (1.45)
Less distributions:
    From net investment income..........           0.00               0.00
    From net realized gains.............           0.00              (0.22)
    In excess of net realized gains.....           0.00              (0.21)
                                                -------            -------
        Total distributions.............           0.00              (0.43)
Net Asset Value, end of period..........        $  4.92            $  5.73
                                                =======            =======
Total Return/Ratios
    Total return*.......................         (14.14%)           (19.04%)
    Net assets, end of period (000s)....        $   341            $   318
    Net expenses to average net
      assets#...........................           1.01%**            1.01%
    Gross expenses to average net
      assets#...........................           1.02%**            1.06%
    Net investment income (loss) to
      average net assets................           0.08%**           (0.03%)
    Portfolio turnover rate@............            148%               165%

                    +   Net investment (loss) for the six months ended June 30, 2001 and the year ended December 31, 2000 aggregated less than
                        $0.01 on a per share basis.
                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                              SIX MONTHS
                                                ENDED             YEAR ENDED
                                            JUNE 30, 2001     DECEMBER 31, 2000
                                            --------------    ------------------
CLASS B SHARES
Net Asset Value, beginning of period....        $  5.65            $  7.61
Income from investment operations:
    Net investment (loss)...............          (0.01)             (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........          (0.81)             (1.51)
                                                -------            -------
        Total from investment
          operations....................          (0.82)             (1.53)
Less distributions:
    From net investment income..........           0.00               0.00
    From net realized gains.............           0.00              (0.22)
    In excess of net realized gains.....           0.00              (0.21)
                                                -------            -------
        Total distributions.............           0.00              (0.43)
Net Asset Value, end of period..........        $  4.83            $  5.65
                                                =======            =======
Total Return/Ratios
    Total return*.......................         (14.51%)           (20.09%)
    Net assets, end of period (000s)....        $ 1,631            $ 1,170
    Net expenses to average net
      assets#...........................           1.75%**            1.76%
    Gross expenses to average net
      assets#...........................           1.76%**            1.80%
    Net investment (loss) to average net
      assets............................          (0.66%)**          (0.88%)
    Portfolio turnover rate@............            148%               165%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                              SIX MONTHS
                                                ENDED             YEAR ENDED
                                            JUNE 30, 2001     DECEMBER 31, 2000
                                            --------------    ------------------
CLASS C SHARES
Net Asset Value, beginning of period....        $  5.66            $  7.61
Income from investment operations:
    Net investment (loss)...............          (0.01)             (0.01)
    Net (losses) on securities (both
      realized and unrealized)..........          (0.81)             (1.51)
                                                -------            -------
        Total from investment
          operations....................          (0.82)             (1.52)
Less distributions:
    From net investment income..........           0.00               0.00
    From net realized gains.............           0.00              (0.22)
    In excess of net realized gains.....           0.00              (0.21)
                                                -------            -------
        Total distributions.............           0.00              (0.43)
Net Asset Value, end of period..........        $  4.84            $  5.66
                                                =======            =======
Total Return/Ratios
    Total return*.......................         (14.49%)           (19.96%)
    Net assets, end of period (000s)....        $   459            $   343
    Net expenses to average net
      assets#...........................           1.75%**            1.75%
    Gross expenses to average net
      assets#...........................           1.77%**            1.84%
    Net investment (loss) to average net
      assets............................          (0.66%)**          (0.83%)
    Portfolio turnover rate@............            148%               165%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                      SIX MONTHS
                                         ENDED                    YEAR ENDED DECEMBER 31,
                                       JUNE 30,     ----------------------------------------------------
                                         2001         2000       1999       1998       1997       1996
                                      -----------   --------   --------   --------   --------   --------
CLASS F SHARES
Net Asset Value, beginning of
  period............................   $   5.69     $   7.61   $   7.32   $   6.92   $   7.23   $   6.69
Income from investment operations:
    Net investment income (loss)....       0.00+       (0.02)      0.00+      0.71       0.13       0.09
    Net gains (losses) on securities
      (both realized and
      unrealized)...................      (0.81)       (1.47)      1.06       0.51       1.25       1.52
                                       --------     --------   --------   --------   --------   --------
         Total from investment
           operations...............      (0.81)       (1.49)      1.06       1.22       1.38       1.61
Less distributions:
    From net investment income*.....       0.00         0.00       0.00      (0.11)     (0.13)     (0.09)
    From net realized gains.........       0.00        (0.22)     (0.77)     (0.71)     (1.56)     (0.98)
    In excess of net realized
      gains.........................       0.00        (0.21)      0.00       0.00       0.00       0.00
                                       --------     --------   --------   --------   --------   --------
         Total distributions........       0.00        (0.43)     (0.77)     (0.82)     (1.69)     (1.07)
    Net Asset Value, end of
      period........................   $   4.88     $   5.69   $   7.61   $   7.32   $   6.92   $   7.23
                                       ========     ========   ========   ========   ========   ========
Total Return/Ratios
    Total return....................     (14.24%)     (19.57%)    15.03%     17.78%     19.40%     24.37%
    Net assets, end of period
      (000s)........................   $311,503     $385,816   $535,035   $542,307   $543,168   $535,866
    Net expenses to average net
      assets#.......................       1.13%**      1.10%      1.12%      1.08%      1.09%      1.15%
    Gross expenses to average net
      assets#.......................       1.14%**      1.12%      1.13%      1.10%      1.11%      1.16%
    Net investment income (loss) to
      average net assets............      (0.03%)**    (0.24%)    (0.05%)     1.38%      1.84%      1.40%
    Portfolio turnover rate@........        148%         165%       165%       259%       256%       195%

                    +   Net investment (loss) for the six months ended June 30, 2001 and the year ended December 31, 1999 aggregated less than
                        $0.01 on a per share basis.
                    *   Distributions in excess of net investment income for the
                        year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                              SIX MONTHS
                                                ENDED             YEAR ENDED
                                            JUNE 30, 2001     DECEMBER 31, 2000
                                            --------------    ------------------
CLASS R SHARES
Net Asset Value, beginning of period....        $  5.74            $  7.61
Income from investment operations:
    Net investment (loss)...............           0.00+              0.00+
    Net (losses) on securities (both
      realized and unrealized)..........          (0.79)             (1.44)
                                                -------            -------
        Total from investment
          operations....................          (0.79)             (1.44)
Less distributions:
    From net investment income..........           0.00               0.00
    From net realized gains.............           0.00              (0.22)
    In excess of net realized gains.....           0.00              (0.21)
                                                -------            -------
        Total distributions.............           0.00              (0.43)
Net Asset Value, end of period..........        $  4.95            $  5.74
                                                =======            =======
Total Return/Ratios
    Total return........................         (13.76%)           (18.91%)
    Net assets, end of period (000s)....        $     2            $     1
    Net expenses to average net
      assets#...........................           0.75%**            0.76%
    Gross expenses to average net
      assets#...........................           0.76%**            0.79%
    Net investment income (loss) to
      average net assets................           0.26%**            0.01%
    Portfolio turnover rate@............            148%               165%

                    +   Net investment (loss) for the six months ended June 30, 2001 and the year ended December 31, 2000 aggregated less than
                        $0.01 on a per share basis.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                              SIX MONTHS
                                                ENDED             YEAR ENDED
                                            JUNE 30, 2001     DECEMBER 31, 2000
                                            --------------    ------------------
CLASS T SHARES
Net Asset Value, beginning of period....        $  5.68            $  7.61
Income from investment operations:
    Net investment (loss)...............           0.00+             (0.01)
    Net (losses) on securities (both
      realized and unrealized)..........          (0.81)             (1.49)
                                                -------            -------
        Total from investment
          operations....................          (0.81)             (1.50)
Less distributions:
    From net investment income..........           0.00               0.00
    From net realized gains.............           0.00              (0.22)
    In excess of net realized gains.....           0.00              (0.21)
                                                -------            -------
        Total distributions.............           0.00              (0.43)
Net Asset Value, end of period..........        $  4.87            $  5.68
                                                =======            =======
Total Return/Ratios
    Total return*.......................         (14.26%)           (19.69%)
    Net assets, end of period (000s)....        $   110            $    82
    Net expenses to average net
      assets#...........................           1.25%**            1.25%
    Gross expenses to average net
      assets#...........................           1.26%**            1.28%
    Net investment (loss) to average net
      assets............................          (0.16%)**          (0.40%)
    Portfolio turnover rate@............            148%               165%

                    +   Net investment (loss) for the six months ended June 30, 2001 aggregated less than $0.01 on a per share basis.
                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund".) The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $1,805 during the six months ended
June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $987 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 20, 2001, Class A, Class B, Class C, and Class T shares were charged $426, $1,749, $544, and $136, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $5,248, $1,631, $423,517, and $136, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers.......................         $          0
Post-October Capital Loss Deferral................         $  9,272,004
Post-October Currency Loss Deferral...............         $          0
Federal Tax Cost..................................         $328,047,691
Unrealized Appreciation...........................         $ 15,269,520
Unrealized (Depreciation).........................         $(28,782,096)
Net (Depreciation)................................         $(13,512,576)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                         SIX MONTHS        YEAR
                                                            ENDED          ENDED
                                                           6/30/01       12/31/00
                                                         -----------    -----------
CLASS A
      Shares sold....................................         96,223        284,763
      Shares issued for dividends reinvested.........              0          3,117
      Shares redeemed................................        (82,368)      (232,538)
      NET INCREASE IN SHARES OUTSTANDING.............         13,855         55,342
CLASS B
      Shares sold....................................        149,360        207,662
      Shares issued for dividends reinvested.........              0         11,375
      Shares redeemed................................        (19,018)       (12,095)
      NET INCREASE IN SHARES OUTSTANDING.............        130,342        206,942
CLASS C
      Shares sold....................................         86,106         64,652
      Shares issued for dividends reinvested.........              0          1,832
      Shares redeemed................................        (52,013)        (5,899)
      NET INCREASE IN SHARES OUTSTANDING.............         34,093         60,585

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

                                                         SIX MONTHS        YEAR
                                                            ENDED          ENDED
                                                           6/30/01       12/31/00
                                                         -----------    -----------
CLASS F
      Shares sold....................................      1,367,349      2,747,088
      Shares issued for dividends reinvested.........              0      4,270,841
      Shares redeemed................................     (5,398,619)    (9,519,830)
      NET (DECREASE) IN SHARES OUTSTANDING...........     (4,031,270)    (2,501,901)
CLASS R
      Shares sold....................................            193              0
      Shares issued for dividends reinvested.........              0             10
      Shares redeemed................................              0              0
      NET INCREASE IN SHARES OUTSTANDING.............            193             10
CLASS T
      Shares sold....................................          8,205         13,343
      Shares issued for dividends reinvested.........              0            947
      Shares redeemed................................            (41)             0
      NET INCREASE IN SHARES OUTSTANDING.............          8,164         14,290

                              FOR MORE INFORMATION


                                        DREYFUS FOUNDERS
                                        GROWTH AND INCOME FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
BY TELEPHONE
Call your financial                     Dreyfus Transfer, Inc.
representative or                       P.O. Box 9671
1-800-554-4611                          Providence, RI  02940

BY MAIL Write to:                       DISTRIBUTOR
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard             Dreyfus Service Corporation
Uniondale, NY  11556-0144               200 Park Avenue
                                        New York, NY  10166



Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                  275SA0601

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND

SEMIANNUAL REPORT
JUNE 30, 2001






                            DREYFUS FOUNDERS FUNDS(R)
                             THE GROWTH SPECIALISTS

TABLE OF CONTENTS

About this Report                         3
A Message from Founders' President        4
Management Overview                       6
Statement of Investments                 12
Statement of Assets and Liabilities      17
Statement of Operations                  19
Statements of Changes in Net Assets      20
Financial Highlights                     22
Notes to Financial Statements            28
Understanding Financial Highlights       34


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

        AU      Australia
        BE      Belgium
        BR      Brazil
        CA      Canada
        CN      China
        DE      Denmark
        FI      Finland
        FR      France
        GE      Germany
        HK      Hong Kong
        IE      Ireland
        IN      India
        IS      Israel
        IT      Italy
        JA      Japan
        KR      South Korea
        LU      Luxembourg
        MX      Mexico
        NE      Netherlands
        NW      Norway
        PT      Portugal
        SG      Singapore
        SP      Spain
        SW      Sweden
        SZ      Switzerland
        TH      Thailand
        TW      Taiwan
        UK      United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Each securities index shown accounts for both change in security price and reinvestment of dividends or coupon payments, but does not reflect the costs of managing a mutual fund.

     The Fund's performance will no longer be compared to the Consumer Price Index. The other benchmark presented more accurately reflects the Fund's investment strategy. For your information, however, we have included it.

- The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

- The MSCI World ex U.S. Index securities are sorted based on their price-to-book ratios to create the Value and Growth index series. Securities with higher price-to-book ratios are included in the Growth Index and securities with lower ratios are included in the Value Index. Approximately half the securities in the MSCI World ex U.S. Index, with approximately half of the market capitalization of each country index, are included in each of the Growth and Value components.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

[PHOTO OF RICHARD W. SABO]

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

     Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

     Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

     In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

     These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

     And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

     In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches he used to cope with this challenging market, and discusses how he's positioned the Fund for the future. We hope you find his comments informative and insightful as you take the time to review your own investment plan.

     There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

     We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER DOUG LOEFFLER, CFA

[PHOTO OF DOUG LOEFFLER]

HOW DID THE INTERNATIONAL EQUITY FUND PERFORM IN THE FIRST HALF?

In a challenging environment, the Fund dropped sharply in the opening half of 2001, underperforming its benchmark, the Morgan Stanley Capital International World ex U.S. Index, which returned -14.93% for the six months ended June 30, 2001.

     While international markets began the year in a hopeful mood, disappointment soon followed. Overseas investors' attentions were tightly focused on the performance of the U.S. economy throughout the half. Signs of slowing in the United States--including disappointing statistics on the macroeconomic front and a flurry of profit warnings from even some of the strongest U.S. firms--put the world's investors on the defensive. Growth stocks, such as those sought by the International Equity Fund, bore the brunt of this change in mood: The MSCI World ex U.S. Growth Index lost -19.50% for the six-month period ended June 30, while the MSCI World ex U.S. Value Index lost -10.10% during the half.

     Of course, the U.S. economy was not the only one experiencing a slump. Many European governments wrestled with slowdowns of their own, Japan remained mired in an economic morass, some East Asian countries risked slipping into recession, and investors in Latin America grappled with issues related to Argentina's mounting debt and Brazil's political scandals. While central banks the world over attempted to salve these wounds with interest rate cuts, equity investors generally took a pessimistic view of the near-term outlook for most stocks.

FUND AT A GLANCE

This fund invests primarily in growth stocks of companies in both emerging and established economies outside the United States.

WHAT FACTORS MOST CONTRIBUTED TO THE FUND'S NEGATIVE PERFORMANCE?

The Fund suffered greatly during the first half of the year due to its investments in the technology sector. When the first signs of a slowdown appeared last fall in areas like semiconductors, we like many others believed this represented a temporary inventory imbalance, not a significant decline in end-market demand. We held on to too many of our technology investments for too long because we were not quick enough in perceiving the sharp economic slowdown that was emerging.

     We were particularly hurt by technology companies that sell to the telecommunications industry. High debt loads were incurred last year through acquisitions by many such companies. Broadband Internet access and data-enabled wireless phones have been rolling out behind schedule. These factors caused many phone companies to sharply curtail their capital expenditures so far this year.

[CHART]

PORTFOLIO COMPOSITION

15.77%  Japan
15.54%  United Kingdom
14.12%  France
 6.94%  Switzerland
 5.40%  Netherlands
 4.80%  Germany
 4.10%  South Korea
 3.99%  Denmark
 1.18%  Cash & Equivalents
28.16%  Other Countries

     In addition to these factors, foreign currency movements had a significant negative effect on the Fund during the first half of the year. The Euro and virtually all European currencies fell in value from 6-15% during the first half alone, and currencies elsewhere in the world were mixed. The Brazilian real, for instance, fell sharply due to economic problems in neighboring Argentina; in contrast, the Mexican peso gained 5%.

     Of course, our bottom-up stock selection process does not focus on forecasting exchange rates, and as a result currency changes can be either a help or a hindrance to Fund performance. In the first half of the year, our country weightings caused the Fund to suffer much more than its benchmark index

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on 12/29/95, the Fund's inception, to a $10,000 investment made in an unmanaged securities index and the Consumer Price Index on that date. The "since inception" performance data for the MSCI World ex U.S. Index and the Consumer Price Index is from December 31, 1995 through June 30, 2001. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

because of our overweighting in continental European and Brazilian equities (whose currencies were weak) and our underweight positions in Mexico and Japan (where currencies were somewhat stronger).

WHAT COMPANIES WERE YOU PLEASED WITH?

The market downturn in the first half was so severe that very few companies in the portfolio enjoyed strong gains. CHINA UNICOM LIMITED ADR (China; representing 2.13% of the Fund on June 30, 2001) was an exception. The Fund had invested in the No. 1 cellular operator in China, China Mobile, since its initial public offering several years ago. In April 2001, we identified that the No. 2 operator, China Unicom, was showing more rapid growth than China Mobile with a more attractive valuation. Our switch to China Unicom aided Fund performance and also outperformed China Mobile (which was not a Fund holding on June 30, 2001).

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS                         YEAR-TO-            1          5       10        SINCE
(INCEPTION DATE)                DATE+           YEAR       YEARS    YEARS    INCEPTION
---------------------------------------------------------------------------------------
CLASS A SHARES 12/31/99
  With sales charge (5.75%)   (24.70%)        (36.03%)       --      --       (27.26%)
  Without sales charge        (20.11%)        (32.12%)       --      --       (24.33%)
CLASS B SHARES 12/31/99
  With redemption*            (23.67%)        (35.39%)       --      --       (26.45%)
  Without redemption          (20.49%)        (32.70%)       --      --       (24.94%)
CLASS C SHARES 12/31/99
  With redemption**           (21.19%)        (32.68%)       --      --       (24.97%)
  Without redemption          (20.39%)        (32.68%)       --      --       (24.97%)
CLASS F SHARES 12/29/95       (20.14%)        (32.15%)      7.97%   N/A         9.91%
CLASS R SHARES 12/31/99       (20.00%)        (31.98%)       --      --       (24.17%)
CLASS T SHARES 12/31/99
  With sales charge (4.50%)   (23.83%)        (35.38%)       --      --       (26.84%)
  Without sales charge        (20.25%)        (32.34%)       --      --       (24.57%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
+Total return is not annualized.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     We were also quite pleased with the performance of pharmaceutical firm NOVO NORDISK (Denmark; 1.29% of the Fund). The company's strong performance in the first half of 2001 is even more remarkable since the company was one of our top gainers in 2000 as well. Novo Nordisk continues to execute well in their traditional area of diabetes products and benefits from a promising new product to control bleeding.

     Several other companies in the Fund remained fundamentally sound, yet were severely punished by the stock market due to competitors' profit-warnings, rumors, or P/E compression. ALTRAN TECHNOLOGIES SA (France; 1.81% of the Fund) and CHECK POINT SOFTWARE TECHNOLOGIES LTD. (Israel; 1.19%) are but two examples. Both companies met analysts' original expectations for growth in the first half of 2001 but saw severe declines in stock price. We have kept, and in some cases added to, companies such as these that continue to grow but are being damaged in the marketplace. At some point in time, we feel that share prices will once again follow earnings and we have positioned the portfolio accordingly.


LARGEST EQUITY HOLDINGS

  1.  Korea Telecom Corporation Sponsored ADR      2.66%
  2.  Nokia Oyj Sponsored ADR                      2.34%
  3.  China Unicom Limited ADR                     2.13%
  4.  Industria de Diseno Textil SA                1.91%
  5.  GlaxoSmithKline PLC                          1.88%
  6.  Altran Technologies SA                       1.81%
  7.  Embraer-Empresa Brasileira de
       Aeronautica SA Sponsored ADR                1.81%
  8.  Societe Europeenne des Satellites            1.80%
  9.  ISS AS                                       1.73%
 10.  Honda Motor Company Limited                  1.70%

WHAT DO YOU EXPECT FROM WORLD STOCK MARKETS IN THE SECOND HALF?

While the economic slowdown was initially limited to the United States, second-quarter earnings reports have provided dramatic evidence that economic activity is slowing rapidly in Europe, Japan, and other areas outside of the U.S. No one is confident of a quick pick-up in economies before 2002. Sentiment on economies, earnings, and stock prices has moved from irrationally exuberant in early 2000 to perhaps too pessimistic today.

     Going forward, the uncertain environment could benefit the Fund if stock markets start to more fully differentiate between companies that are gaining market share in the difficult times and those that are falling by the wayside. In addition, valuations are very attractive in many sectors and in many areas of the world.

     We have reacted to this by broadening the portfolio towards the upper end of our normal 60-80 company range. The percentage of the Fund invested in the TMT (technology, media, telecommunications) sectors has been cut in half from the peak in 2000 so that the Fund is more diversely positioned. We believe that the vast majority of the companies we own are better positioned in their industry today than they were a year ago and may continue to thrive if an economic recovery occurs.

/s/ Doug Loeffler

Doug Loeffler, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                MARKET VALUE

------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-97.5%
AEROSPACE/DEFENSE-1.8%
    19,150  Embraer-Empresa Brasileira de
            Aeronautica SA Sponsored ADR (BR).......  $   747,808
                                                      -----------
AIR FREIGHT-1.3%
    25,475  TNT Post Group NV (NE)..................      531,623
                                                      -----------
ALUMINUM-1.0%
     9,450  Alcan, Inc. ADR (CA)....................      397,089
                                                      -----------
AUTOMOBILES-3.8%
    16,000  Honda Motor Company Limited (JA)........      703,040
    27,510  Hyundai Motor Company Limited (KR)......      598,663
     1,025  PSA Peugeot Citroen (FR)................      278,291
                                                      -----------
                                                        1,579,994
                                                      -----------
BANKS (MONEY CENTER)-3.2%
    68,200  Banco Santander Central Hispano SA
            (SP)....................................      617,795
    53,500  San Paolo-IMI SPA (IT)..................      685,735
                                                      -----------
                                                        1,303,530
                                                      -----------
BEVERAGES (ALCOHOLIC)-1.6%
    15,937  Heineken NV (NE)........................      642,634
                                                      -----------
BEVERAGES (NON-ALCOHOLIC)-1.5%
    14,300  Companhia de Bebidas das Americas ADR
            (BR)....................................      331,045
     4,500  Ito En Limited (JA).....................      284,327
                                                      -----------
                                                          615,372
                                                      -----------
BROADCASTING (TV, RADIO & CABLE)-2.2%
    17,850  British Sky Broadcasting Group PLC
            (UK)*...................................      171,722
     5,675  Societe Europeenne des Satellites
            (LU)....................................      744,688
                                                      -----------
                                                          916,410
                                                      -----------
COMMUNICATION EQUIPMENT-3.3%
    43,900  Nokia Oyj Sponsored ADR (FI)............      967,556
   131,825  Spirent PLC 144A (UK)+..................      409,751
                                                      -----------
                                                        1,377,307
                                                      -----------
COMPUTERS (SOFTWARE & SERVICES)-6.9%
    16,075  Altran Technologies SA (FR).............      748,497
    17,324  Business Objects SA (FR)*...............      413,594
     9,712  Check Point Software Technologies
            Limited ADR (IS)*.......................      491,136
    92,975  Dimension Data Holdings PLC (UK)*.......      353,070
     3,800  Infosys Technologies Limited ADR (IN)...      247,000
     7,600  Konami Corporation (JA).................      346,741
     7,500  SAP AG Sponsored ADR (GE)...............      263,175
                                                      -----------
                                                        2,863,213
                                                      -----------
CONSTRUCTION (CEMENT & AGGREGATES)-0.8%
    12,400  Cemex SA de CV Sponsored ADR (MX).......      328,600
                                                      -----------


------------------------------------------------------------------
SHARES                                                MARKET VALUE

CONSUMER (JEWELRY, NOVELTIES, & GIFTS)-1.5%
       625  Swatch Group AG (SZ)*...................  $   625,904
                                                      -----------
CONSUMER FINANCE-1.5%
     6,800  Takefuji Corporation (JA)...............      617,758
                                                      -----------
DISTRIBUTORS (FOOD & HEALTH)-1.6%
    82,150  Compass Group PLC (UK)..................      657,431
                                                      -----------
ELECTRICAL EQUIPMENT-5.1%
     8,125  Celestica, Inc. ADR (CA)*...............      418,438
    19,075  Flextronics International Limited ADR
            (SG)*...................................      498,048
    28,000  NEC Corporation (JA)....................      378,301
    13,350  Thomson Multimedia (FR)*................      429,478
     8,600  Vestas Wind Systems AS (DE).............      400,969
                                                      -----------
                                                        2,125,234
                                                      -----------
ELECTRONICS (INSTRUMENTATION)-1.0%
     6,300  Hoya Corporation (JA)...................      399,068
                                                      -----------
ELECTRONICS (SEMICONDUCTORS)-3.2%
    72,175  ARM Holdings PLC (UK)*..................      272,560
     9,125  ASM Lithography Holding NV Sponsored ADR
            (NE)*...................................      203,031
    75,000  Mitsubishi Electric Corporation (JA)....      371,646
     6,825  STMicroelectronics NV (SZ)..............      236,899
    15,940  Taiwan Semiconductor Manufacturing
            Company Limited Sponsored ADR (TW)*.....      242,129
                                                      -----------
                                                        1,326,265
                                                      -----------
ENGINEERING & CONSTRUCTION-5.6%
     6,825  Bouygues SA (FR)........................      230,659
    71,275  Brisa-Auto Estradas de Portugal SA
            (PT)....................................      603,412
     2,175  Compagnie Francaise d'Etudes et de
            Construction SA (FR)....................      278,964
    21,000  Nippon COMSYS Corporation (JA)..........      284,567
   119,350  Saipem SPA (IT).........................      653,737
     4,250  Vinci SA (FR)...........................      270,752
                                                      -----------
                                                        2,322,091
                                                      -----------
FINANCIAL (DIVERSIFIED)-1.4%
    16,750  Deutsche Boerse AG 144A (GE)+...........      588,491
                                                      -----------
FOODS-2.2%
    43,000  Ajinomoto Company, Inc. (JA)............      461,322
     2,200  Nestle SA (SZ)..........................      467,564
                                                      -----------
                                                          928,886
                                                      -----------
HEALTHCARE (DIVERSIFIED)-1.1%
       475  Serono SA (SZ)..........................      471,195
                                                      -----------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                MARKET VALUE

------------------------------------------------------------------

HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-7.2%
     8,325  Aventis SA (FR).........................  $   664,619
    27,700  GlaxoSmithKline PLC (UK)................      779,184
    12,100  Novo Nordisk AS Class B (DE)............      535,258
     8,050  Shire Pharmaceuticals Group PLC ADR
            (UK)....................................      446,775
    12,000  Takeda Chemical Industries Limited
            (JA)....................................      558,070
                                                      -----------
                                                        2,983,906
                                                      -----------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.5%
     1,015  Synthes-Stratec, Inc. 144A (SZ)+........      622,869
                                                      -----------
HOUSEHOLD FURNISHINGS & APPLIANCES-1.7%
    23,000  Pioneer Corporation (JA)................      698,950
                                                      -----------
HOUSEHOLD PRODUCTS (NON-DURABLES)-1.5%
    42,150  Reckitt Benckiser PLC (UK)..............      607,648
                                                      -----------
INSURANCE (LIFE & HEALTH)-3.3%
     7,500  ING Groep NV (NE).......................      490,179
    51,075  Prudential PLC (UK).....................      618,503
    27,600  Skandia Forsakrings AB (SW).............      253,560
                                                      -----------
                                                        1,362,242
                                                      -----------
INSURANCE (PROPERTY-CASUALTY)-1.4%
     1,950  Allianz AG (GE).........................      572,354
                                                      -----------
INVESTMENT BANKING & BROKERAGE-0.9%
    47,000  Nikko Securities Company Limited (JA)...      376,481
                                                      -----------
LODGING-HOTELS-1.3%
    13,025  Accor SA (FR)...........................      549,692
                                                      -----------
MACHINERY (DIVERSIFIED)-1.5%
    27,150  Assa Abloy AB Class B (SW)..............      387,857
     4,725  Ballard Power Systems, Inc. ADR (CA)*...      219,996
                                                      -----------
                                                          607,853
                                                      -----------
NATURAL GAS-0.2%
     4,975  Gas Natural SDG, SA (SP)................       80,443
                                                      -----------
OIL & GAS (EXPLORATION & PRODUCTION)-2.6%
   481,500  CNOOC Limited (HK)*.....................      456,831
    15,875  Talisman Energy, Inc. (CA)..............      604,099
                                                      -----------
                                                        1,060,930
                                                      -----------
OIL (INTERNATIONAL INTEGRATED)-2.2%
     4,675  Shell Transport & Trading Company
            Sponsored ADR (UK)......................      235,340
     4,900  Total Fina Elf SA (FR)..................      686,133
                                                      -----------
                                                          921,473
                                                      -----------
PUBLISHING-0.9%
    10,800  VNU NV (NE).............................      365,730
                                                      -----------


------------------------------------------------------------------
SHARES                                                MARKET VALUE

RAILROADS-0.5%
     7,200  Alstom (FR).............................  $   200,298
                                                      -----------
RETAIL (FOOD CHAINS)-0.8%
    94,800  Tesco PLC (UK)..........................      342,000
                                                      -----------
RETAIL (SPECIALTY-APPAREL)-3.1%
     2,800  Fast Retailing Company Limited (JA).....      487,188
    49,450  Industria de Diseno Textil SA (SP)*.....      789,140
                                                      -----------
                                                        1,276,328
                                                      -----------
SERVICES (ADVERTISING/MARKETING)-1.8%
   234,000  Aegis Group PLC (UK)....................      345,570
    29,725  JC Decaux (FR)*.........................      397,608
                                                      -----------
                                                          743,178
                                                      -----------
SERVICES (COMMERCIAL & CONSUMER)-1.7%
    12,200  ISS AS (DE)*............................      714,489
                                                      -----------
SERVICES (EMPLOYMENT)-1.1%
     9,500  Adecco SA (SZ)..........................      447,146
                                                      -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-4.8%
    49,900  China Unicom Limited ADR (HK)*..........      883,230
        32  NTT DoCoMo, Inc. (JA)...................      556,787
   241,925  Vodafone Group PLC (UK).................      535,910
                                                      -----------
                                                        1,975,927
                                                      -----------
TELECOMMUNICATIONS (LONG DISTANCE)-4.2%
   103,925  Energis PLC (UK)*.......................      275,891
    50,000  Korea Telecom Corporation Sponsored ADR
            (KR)....................................    1,099,000
   303,250  Telewest Communications PLC (UK)*.......      379,596
                                                      -----------
                                                        1,754,487
                                                      -----------
WATER UTILITIES-1.7%
    16,475  Vivendi Environnement (FR)..............      693,339
                                                      -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$41,456,982)..................................   40,323,666
                                                      -----------

PREFERRED STOCKS (FOREIGN)-1.4%
CHEMICALS (DIVERSIFIED)-1.4%
     9,675  Henkel KGAA Preferred (GE)..............      561,071
                                                      -----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$610,856).....................................      561,071
                                                      -----------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

PRINCIPAL                                              AMORTIZED
AMOUNT                                                    COST

------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-3.6%
CONSUMER FINANCE-3.6%
$1,500,000  Household Finance Corporation 4.17%
            07/02/01................................  $ 1,499,826
                                                      -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,499,826).........................    1,499,826
                                                      -----------
TOTAL INVESTMENTS-102.5%
(COST-$43,567,664)..................................   42,384,563
OTHER ASSETS AND LIABILITIES-(2.5%).................   (1,011,594)
                                                      -----------
NET ASSETS-100.0%...................................  $41,372,969
                                                      ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $43,567,664
                                                    -----------
Investment securities, at market..................   42,384,563
Cash..............................................      496,041
Receivables:
  Investment securities sold......................      445,749
  Capital shares sold.............................       40,970
  Dividends.......................................       45,930
  From adviser....................................       17,693
Other assets......................................       48,595
                                                    -----------
    Total Assets..................................   43,479,541
                                                    -----------

LIABILITIES
Payables:
  Investment securities purchased.................    1,961,254
  Capital shares redeemed.........................       72,634
  Advisory fees...................................       25,873
  Shareholder servicing fees......................        5,840
  Accounting fees.................................          875
  Distribution fees...............................        6,551
  Other...........................................       33,545
                                                    -----------
    Total Liabilities.............................    2,106,572
                                                    -----------
Net Assets........................................  $41,372,969
                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (UNAUDITED) (CONTINUED)

Net Assets--Class A...............................  $ 3,435,771
Shares Outstanding--Class A.......................      298,353
Net Asset Value, Redemption Price Per Share.......  $     11.52
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $     12.22

Net Assets--Class B...............................  $ 5,061,777
Shares Outstanding--Class B.......................      445,015
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $     11.37

Net Assets--Class C...............................  $ 2,113,588
Shares Outstanding--Class C.......................      186,126
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $     11.36

Net Assets--Class F...............................  $23,082,598
Shares Outstanding--Class F.......................    2,006,606
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $     11.50

Net Assets--Class R...............................  $ 7,243,308
Shares Outstanding--Class R.......................      626,695
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $     11.56

Net Assets--Class T...............................  $   435,927
Shares Outstanding--Class T.......................       38,028
Net Asset Value, Redemption Price Per Share.......  $     11.46
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $     12.00

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $    376,506
  Interest........................................        89,714
  Foreign taxes withheld..........................       (58,183)
                                                    ------------
    Total Investment Income.......................       408,037
                                                    ------------
Expenses:
  Advisory fees--Note 2...........................       218,786
  Shareholder servicing fees--Note 2..............        36,820
  Accounting fees--Note 2.........................         5,603
  Distribution fees--Note 2.......................        62,465
  Transfer agency fees--Note 2....................        18,556
  Registration fees...............................        36,059
  Postage and mailing expenses....................         3,811
  Custodian fees and expenses--Note 2.............        31,211
  Printing expenses...............................         8,020
  Legal and audit fees............................         6,430
  Directors' fees and expenses....................         1,889
  Other expenses..................................        14,253
                                                    ------------
    Total Expenses................................       443,903
    Earnings Credits..............................        (4,530)
    Reimbursed/Waived Expenses....................       (52,684)
    Expense Offset to Broker Commissions..........        (2,174)
                                                    ------------
    Net Expenses..................................       384,515
                                                    ------------
  Net Investment Income...........................        23,522
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (7,322,583)
Net Realized (Loss) from Foreign Currency
Transactions......................................        (7,272)
    Net Change in Unrealized
      Appreciation/Depreciation of Investments and
      Foreign Currency Transactions...............    (2,991,964)
                                                    ------------
    Net Realized and Unrealized (Loss) on
      Investments and Foreign Currency
      Transactions................................   (10,321,819)
                                                    ------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $(10,298,297)
                                                    ============

Purchases of long-term securities.................  $ 50,581,235
Proceeds from sales of long-term securities.......  $ 41,552,075
Purchases of long-term U.S. Government
Obligations.......................................  $          0
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $          0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                              SIX MONTHS
                                                 ENDED             YEAR ENDED
                                                6/30/01             12/31/00
                                          -------------------  -------------------
OPERATIONS
Net Investment Income (Loss)............     $     23,522         $   (250,129)
Net Realized Gain (Loss) from Security
  Transactions..........................       (7,322,583)             254,923
Net Realized (Loss) from Foreign
  Currency Transactions.................           (7,272)              (3,182)
Net Change in Unrealized
  Appreciation/Depreciation.............       (2,991,964)          (7,953,145)
                                             ------------         ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................      (10,298,297)          (7,951,533)
                                             ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................                0             (341,994)
  Class B...............................                0             (432,641)
  Class C...............................                0             (204,640)
  Class F...............................                0           (2,836,430)
  Class R...............................                0             (250,371)
  Class T...............................                0              (61,678)
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A...............................                0              (88,245)
  Class B...............................                0             (111,634)
  Class C...............................                0              (52,803)
  Class F...............................                0             (731,885)
  Class R...............................                0              (64,603)
  Class T...............................                0              (15,915)
                                             ------------         ------------
Net (Decrease) from Dividends and
  Distributions.........................                0           (5,192,839)
                                             ------------         ------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                              SIX MONTHS
                                                 ENDED             YEAR ENDED
                                                6/30/01             12/31/00
                                          -------------------  -------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................     $  2,087,394         $ 24,647,394
  Class B...............................        1,609,168            6,396,051
  Class C...............................          978,573           14,933,209
  Class F...............................       31,821,560           48,897,733
  Class R...............................        6,797,087            2,866,200
  Class T...............................           82,767              949,806
Reinvested dividends and distributions
  Class A...............................                0              323,981
  Class B...............................                0              508,989
  Class C...............................                0               95,111
  Class F...............................                0            3,392,119
  Class R...............................                0              309,634
  Class T...............................                0               76,576
                                             ------------         ------------
                                               43,376,549          103,396,803
Cost of shares redeemed
  Class A...............................       (2,263,089)         (19,739,384)
  Class B...............................         (462,635)            (454,692)
  Class C...............................         (917,091)         (11,896,593)
  Class F...............................      (32,799,101)         (47,975,044)
  Class R...............................         (683,932)              (5,000)
  Class T...............................         (188,656)            (184,351)
                                             ------------         ------------
                                              (37,314,504)         (80,255,064)
                                             ------------         ------------
Net Increase from Capital Share
  Transactions..........................        6,062,045           23,141,739
                                             ------------         ------------
  Net Increase (Decrease) in Net
    Assets..............................       (4,236,252)           9,997,367
NET ASSETS
  Beginning of period...................     $ 45,609,221         $ 35,611,854
                                             ------------         ------------
  End of period.........................     $ 41,372,969         $ 45,609,221
                                             ============         ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................     $ 51,989,081         $ 45,927,036
Accumulated undistributed (distribution
  in excess of) net investment income...            5,415              (18,107)
Accumulated undistributed net realized
  (loss) from security transactions.....       (9,433,362)          (2,103,507)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................       (1,188,165)           1,803,799
                                             ------------         ------------
    Total...............................     $ 41,372,969         $ 45,609,221
                                             ============         ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                           SIX MONTHS ENDED          YEAR ENDED
                                             JUNE 30, 2001        DECEMBER 31, 2000
                                          -------------------  -----------------------
CLASS A SHARES
Net Asset Value, beginning of period....        $14.42                 $19.88
Income from investment operations:
    Net investment (loss)...............          0.00+                 (0.03)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.90)                 (3.53)
                                                ------                 ------
        Total from investment
          operations....................         (2.90)                 (3.56)
Less distributions:
    From net investment income..........          0.00                   0.00
    From net realized gains.............          0.00                  (1.51)
    In excess of net realized gains.....          0.00                  (0.39)
                                                ------                 ------
        Total distributions.............          0.00                  (1.90)
Net Asset Value, end of period..........        $11.52                 $14.42
                                                ======                 ======
Total Return/Ratios
    Total return*.......................        (20.11%)               (17.60%)
    Net assets, end of period (000s)....        $3,436                 $4,434
    Net expenses to average net assets#,
      +.................................          1.60%**                1.77%
    Gross expenses to average net
      assets#, +........................          1.62%**                1.82%
    Net investment income (loss) to
      average net assets +..............          0.07%**               (0.36%)
    Portfolio turnover rate@............           172%                   184%

  + Net investment (loss) for the six months ended June 30, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2001. Had these fees not been reimbursed, the net expense ratio would have been 1.78%. The gross expense ratio would have been 1.80%. The net investment income ratio would have been (0.11%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                           SIX MONTHS ENDED          YEAR ENDED
                                             JUNE 30, 2001        DECEMBER 31, 2000
                                          -------------------  -----------------------
CLASS B SHARES
Net Asset Value, beginning of period....        $14.29                 $19.88
Income from investment operations:
    Net investment (loss)...............         (0.02)                 (0.09)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.90)                 (3.60)
                                                ------                 ------
        Total from investment
          operations....................         (2.92)                 (3.69)
Less distributions:
    From net investment income..........          0.00                   0.00
    From net realized gains.............          0.00                  (1.51)
    In excess of net realized gains.....          0.00                  (0.39)
                                                ------                 ------
        Total distributions.............          0.00                  (1.90)
Net Asset Value, end of period..........        $11.37                 $14.29
                                                ======                 ======
Total Return/Ratios
    Total return*.......................        (20.49%)               (18.27%)
    Net assets, end of period (000s)....        $5,062                 $5,129
    Net expenses to average net assets#,
      +.................................          2.35%**                2.52%
    Gross expenses to average net
      assets#, +........................          2.37%**                2.57%
    Net investment (loss) to average net
      assets +..........................         (0.61%)**              (1.18%)
    Portfolio turnover rate@............           172%                   184%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.51%. The gross expense ratio would have been 2.53%. The net investment income ratio would have been (0.77%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                           SIX MONTHS ENDED          YEAR ENDED
                                             JUNE 30, 2001        DECEMBER 31, 2000
                                          -------------------  -----------------------
CLASS C SHARES
Net Asset Value, beginning of period....        $14.27                 $19.88
Income from investment operations:
    Net investment (loss)...............         (0.05)                 (0.07)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.86)                 (3.64)
                                                ------                 ------
        Total from investment
          operations....................         (2.91)                 (3.71)
Less distributions:
    From net investment income..........          0.00                   0.00
    From net realized gains.............          0.00                  (1.51)
    In excess of net realized gains.....          0.00                  (0.39)
                                                ------                 ------
        Total distributions.............          0.00                  (1.90)
Net Asset Value, end of period..........        $11.36                 $14.27
                                                ======                 ======
Total Return/Ratios
    Total return*.......................        (20.39%)               (18.37%)
    Net assets, end of period (000s)....        $2,114                 $2,635
    Net expenses to average net assets#,
      +.................................          2.35%**                2.50%
    Gross expenses to average net
      assets#, +........................          2.37%**                2.55%
    Net investment (loss) to average net
      assets +..........................         (0.80%)**              (1.18%)
    Portfolio turnover rate@............           172%                   184%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.63%. The gross expense ratio would have been 2.65%. The net investment income ratio would have been (1.08%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                              SIX MONTHS                         YEAR ENDED DECEMBER 31,
                                ENDED        ---------------------------------------------------------------
                            JUNE 30, 2001       2000         1999         1998         1997         1996
                           ----------------  -----------  -----------  -----------  -----------  -----------
CLASS F SHARES
Net Asset Value,
  beginning of period....      $ 14.40         $ 19.87      $ 14.03      $ 12.05      $ 11.86      $ 10.00
Income from investment
  operations:
    Net investment income
      (loss).............         0.00+          (0.08)       (0.05)        0.03        (0.01)       (0.01)
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........        (2.90)          (3.49)        8.07         2.02         1.89         1.87
                               -------         -------      -------      -------      -------      -------
         Total from
           investment
           operations....        (2.90)          (3.57)        8.02         2.05         1.88         1.86
Less distributions:
    From net investment
      income.............         0.00            0.00         0.00         0.00         0.00         0.00
    From net realized
      gains..............         0.00           (1.51)       (2.18)       (0.07)       (1.69)        0.00
    In excess of net
      realized gains.....         0.00           (0.39)        0.00         0.00         0.00         0.00
                               -------         -------      -------      -------      -------      -------
         Total
         distributions...         0.00           (1.90)       (2.18)       (0.07)       (1.69)        0.00
Net Asset Value, end of
  period.................      $ 11.50         $ 14.40      $ 19.87      $ 14.03      $ 12.05      $ 11.86
                               =======         =======      =======      =======      =======      =======
Total Return/Ratios
    Total return.........       (20.14%)        (17.65%)      58.71%       17.01%       16.10%       18.60%
    Net assets, end of
      period (000s)......      $23,083         $30,040      $35,607      $18,938      $15,740      $10,119
    Net expenses to
      average net
      assets#, +.........         1.60%**         1.80%        1.80%        1.80%        1.85%        1.94%
    Gross expenses to
      average net
      assets#, +.........         1.62%**         1.84%        1.82%        1.83%        1.89%        2.00%
    Net investment income
      (loss) to average
      net assets +.......         0.06%**        (0.55%)      (0.36%)       0.02%       (0.21%)      (0.15%)
    Portfolio turnover
      rate@..............       17,200%            184%         205%         148%         164%          71%

  + Net investment (loss) for the six months ended June 30, 2001 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 1.87% (2001), 1.91%
     (2000), 1.97% (1999), 1.89% (1998), 2.01% (1997), and 2.46% (1996). The
     gross expense ratios would have been 1.89% (2001), 1.95% (2000), 1.99%
     (1999), 1.92% (1998), 2.05% (1997), and 2.52% (1996). The net investment income ratios would have been (0.21%) (2001), (0.66%) (2000), (0.53%)
     (1999), (0.07%) (1998), (0.37%) (1997), and (0.67%) (1996).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                             SIX MONTHS       YEAR ENDED
                                               ENDED         DECEMBER 31,
                                           JUNE 30, 2001         2000
                                          ----------------  ---------------
CLASS R SHARES
Net Asset Value, beginning of period....       $14.45           $19.88
Income from investment operations:
    Net investment income (loss)........         0.03            (0.01)
    Net (losses) on securities (both
     realized and unrealized)...........        (2.92)           (3.52)
                                               ------           ------
       Total from investment
        operations......................        (2.89)           (3.53)
Less distributions:
    From net investment income..........         0.00             0.00
    From net realized gains.............         0.00            (1.51)
    In excess of net realized gains.....         0.00            (0.39)
                                               ------           ------
       Total distributions..............         0.00            (1.90)
Net Asset Value, end of period..........       $11.56           $14.45
                                               ======           ======
Total Return/Ratios
    Total return........................       (20.00%)         (17.45%)
    Net assets, end of period (000s)....       $7,243           $2,716
    Net expenses to average net
     assets#, +.........................         1.35%**          1.53%
    Gross expenses to average net
     assets#, +.........................         1.37%**          1.63%
    Net investment income (loss) to
     average net assets +...............         0.42%**         (0.40%)
    Portfolio turnover rate@............          172%             184%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2001. Had these fees not been reimbursed, the net expense ratio would have been 1.48%. The gross expense ratio would have been 1.50%. The net investment income ratio would have been 0.29%.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                             SIX MONTHS       YEAR ENDED
                                               ENDED         DECEMBER 31,
                                           JUNE 30, 2001         2000
                                          ----------------  ---------------
CLASS T SHARES
Net Asset Value, beginning of period....       $14.37           $19.88
Income from investment operations:
    Net investment (loss)...............        (0.04)           (0.06)
    Net (losses) on securities (both
      realized and unrealized)..........        (2.87)           (3.55)
                                               ------           ------
        Total from investment
          operations....................        (2.91)           (3.61)
Less distributions:
    From net investment income..........         0.00             0.00
    From net realized gains.............         0.00            (1.51)
    In excess of net realized gains.....         0.00            (0.39)
                                               ------           ------
        Total distributions.............         0.00            (1.90)
Net Asset Value, end of period..........       $11.46           $14.37
                                               ======           ======
Total Return/Ratios
    Total return*.......................       (20.25%)         (17.85%)
    Net assets, end of period (000s)....       $  436           $  654
    Net expenses to average net
      assets#, +........................         1.85%**          1.98%
    Gross expenses to average net
      assets#, +........................         1.87%**          2.03%
    Net investment (loss) to average net
      assets +..........................        (0.47%)**        (0.70%)
    Portfolio turnover rate@............          172%             184%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.44%. The gross expense ratio would have been 2.46%. The net investment income ratio would have been (1.06%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2001 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

  Effective April 1, 2001, Founders agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.40% for Class A and Class F shares, 2.15% for Class B and Class C shares, 1.15% for Class R shares, and 1.65% for Class T shares. These reductions are made pursuant to a contractual commitment. Prior to that date, Founders had agreed to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.80% for Class A and Class F shares, 2.55% for Class B and Class C shares, 1.55% for Class R shares, and 2.05% for Class T shares. For the six months ended June 30, 2001, $52,684 was reimbursed to the Fund by Founders pursuant to this provision.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $26,815 during the six months ended
June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $7,127 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $4,631, $6,506, $3,065, and $630, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $19,521, $9,196, $33,118, and $630, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows (in thousands):

Net Capital Loss Carryovers.......................  $         0
Post-October Capital Loss Deferral................  $ 1,385,378
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $44,502,522
Unrealized Appreciation...........................  $ 1,729,520
Unrealized (Depreciation).........................  $(3,847,479)
Net (Depreciation)................................  $(2,117,959)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS
                                             ENDED     YEAR ENDED
                                            6/30/01     12/31/00
                                          -----------  -----------
CLASS A
      Shares sold.......................      164,729    1,329,282
      Shares issued for dividends
        reinvested......................            0       23,191
      Shares redeemed...................     (173,941)  (1,044,959)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (9,212)     307,514
CLASS B
      Shares sold.......................      122,818      348,975
      Shares issued for dividends
        reinvested......................            0       36,724
      Shares redeemed...................      (36,613)     (26,940)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       86,205      358,759

                                          SIX MONTHS
                                             ENDED     YEAR ENDED
                                            6/30/01     12/31/00
                                          -----------  -----------
CLASS C
      Shares sold.......................       71,761      809,766
      Shares issued for dividends
        reinvested......................            0        6,877
      Shares redeemed...................      (70,301)    (632,028)
      NET INCREASE IN SHARES
        OUTSTANDING.....................        1,460      184,615
CLASS F
      Shares sold.......................    2,529,432    2,650,156
      Shares issued for dividends
        reinvested......................            0      243,332
      Shares redeemed...................   (2,609,540)  (2,598,534)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................      (80,108)     294,954
CLASS R
      Shares sold.......................      492,217      166,009
      Shares issued for dividends
        reinvested......................            0       22,117
      Shares redeemed...................      (53,437)        (262)
      NET INCREASE IN SHARES
        OUTSTANDING.....................      438,780      187,864
CLASS T
      Shares sold.......................        6,005       51,452
      Shares issued for dividends
        reinvested......................            0        5,501
      Shares redeemed...................      (13,511)     (11,470)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (7,506)      45,483

   UNDERSTANDING FINANCIAL HIGHLIGHTS
    (UNAUDITED)
The following definitions may help you understand the Financial Highlights on pages 22-27.

NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of the Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding shares.

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses, In cases where expenses exceed such income, this amount is shown as a loss.

NET GAINS (OR LOSSES) ON SECURITIES (BOTH REALIZED AND UNREALIZED). The per-share increase (or decrease) in the value of the securities held by the Fund. The Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) and the security is not sold.

LESS DISTRIBUTIONS:
FROM NET INVESTMENT INCOME.  The net income per share paid by the Fund.

FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

NET ASSET VALUE--END OF PERIOD. The value of one share of a Fund at the end of the period.

TOTAL RETURN/RATIOS:
TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the period, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

NET ASSETS--END OF PERIOD. The value of the Fund's assets, minus liabilities, at the end of the period.

NET EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses after expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

GROSS EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the period.

PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly value of the Fund's securities portfolio.

FOR MORE INFORMATION

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt


HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.




This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C)2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-INE

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND

SEMIANNUAL REPORT
JUNE 30, 2001

TABLE OF CONTENTS

About this Report                         3
A Message from Founders' President        4
Management Overview                       6
Statement of Investments                 12
Statement of Assets and Liabilities      17
Statement of Operations                  19
Statements of Changes in Net Assets      20
Financial Highlights                     22
Notes to Financial Statements            28
Understanding Financial Highlights       34


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

        AU      Australia
        BE      Belgium
        BR      Brazil
        CA      Canada
        CN      China
        DE      Denmark
        FI      Finland
        FR      France
        GE      Germany
        HK      Hong Kong
        IE      Ireland
        IN      India
        IS      Israel
        IT      Italy
        JA      Japan
        KR      South Korea
        LU      Luxembourg
        MX      Mexico
        NE      Netherlands
        NW      Norway
        PT      Portugal
        SG      Singapore
        SP      Spain
        SW      Sweden
        SZ      Switzerland
        TH      Thailand
        TW      Taiwan
        UK      United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Each securities index shown accounts for both change in security price and reinvestment of dividends or coupon payments, but does not reflect the costs of managing a mutual fund.

     The Fund's performance will no longer be compared to the Consumer Price Index. The other benchmark presented more accurately reflects the Fund's investment strategy. For your information, however, we have included it.

- The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

- The MSCI World ex U.S. Index securities are sorted based on their price-to-book ratios to create the Value and Growth index series. Securities with higher price-to-book ratios are included in the Growth Index and securities with lower ratios are included in the Value Index. Approximately half the securities in the MSCI World ex U.S. Index, with approximately half of the market capitalization of each country index, are included in each of the Growth and Value components.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

[PHOTO OF RICHARD W. SABO]

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

     Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

     Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

     In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

     These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

     And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

     In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches he used to cope with this challenging market, and discusses how he's positioned the Fund for the future. We hope you find his comments informative and insightful as you take the time to review your own investment plan.

     There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

     We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER DOUG LOEFFLER, CFA

[PHOTO OF DOUG LOEFFLER]

HOW DID THE INTERNATIONAL EQUITY FUND PERFORM IN THE FIRST HALF?

In a challenging environment, the Fund dropped sharply in the opening half of 2001, underperforming its benchmark, the Morgan Stanley Capital International World ex U.S. Index, which returned -14.93% for the six months ended June 30, 2001.

     While international markets began the year in a hopeful mood, disappointment soon followed. Overseas investors' attentions were tightly focused on the performance of the U.S. economy throughout the half. Signs of slowing in the United States--including disappointing statistics on the macroeconomic front and a flurry of profit warnings from even some of the strongest U.S. firms--put the world's investors on the defensive. Growth stocks, such as those sought by the International Equity Fund, bore the brunt of this change in mood: The MSCI World ex U.S. Growth Index lost -19.50% for the six-month period ended June 30, while the MSCI World ex U.S. Value Index lost -10.10% during the half.

     Of course, the U.S. economy was not the only one experiencing a slump. Many European governments wrestled with slowdowns of their own, Japan remained mired in an economic morass, some East Asian countries risked slipping into recession, and investors in Latin America grappled with issues related to Argentina's mounting debt and Brazil's political scandals. While central banks the world over attempted to salve these wounds with interest rate cuts, equity investors generally took a pessimistic view of the near-term outlook for most stocks.

FUND AT A GLANCE

This fund invests primarily in growth stocks of companies in both emerging and established economies outside the United States.

WHAT FACTORS MOST CONTRIBUTED TO THE FUND'S NEGATIVE PERFORMANCE?

The Fund suffered greatly during the first half of the year due to its investments in the technology sector. When the first signs of a slowdown appeared last fall in areas like semiconductors, we like many others believed this represented a temporary inventory imbalance, not a significant decline in end-market demand. We held on to too many of our technology investments for too long because we were not quick enough in perceiving the sharp economic slowdown that was emerging.

     We were particularly hurt by technology companies that sell to the telecommunications industry. High debt loads were incurred last year through acquisitions by many such companies. Broadband Internet access and data-enabled wireless phones have been rolling out behind schedule. These factors caused many phone companies to sharply curtail their capital expenditures so far this year.

[CHART]

PORTFOLIO COMPOSITION

15.77%  Japan
15.54%  United Kingdom
14.12%  France
 6.94%  Switzerland
 5.40%  Netherlands
 4.80%  Germany
 4.10%  South Korea
 3.99%  Denmark
 1.18%  Cash & Equivalents
28.16%  Other Countries

     In addition to these factors, foreign currency movements had a significant negative effect on the Fund during the first half of the year. The Euro and virtually all European currencies fell in value from 6-15% during the first half alone, and currencies elsewhere in the world were mixed. The Brazilian real, for instance, fell sharply due to economic problems in neighboring Argentina; in contrast, the Mexican peso gained 5%.

     Of course, our bottom-up stock selection process does not focus on forecasting exchange rates, and as a result currency changes can be either a help or a hindrance to Fund performance. In the first half of the year, our country weightings caused the Fund to suffer much more than its benchmark index

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on 12/29/95, the Fund's inception, to a $10,000 investment made in an unmanaged securities index and the Consumer Price Index on that date. The "since inception" performance data for the MSCI World ex U.S. Index and the Consumer Price Index is from December 31, 1995 through June 30, 2001. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

because of our overweighting in continental European and Brazilian equities (whose currencies were weak) and our underweight positions in Mexico and Japan (where currencies were somewhat stronger).

WHAT COMPANIES WERE YOU PLEASED WITH?

The market downturn in the first half was so severe that very few companies in the portfolio enjoyed strong gains. CHINA UNICOM LIMITED ADR (China; representing 2.13% of the Fund on June 30, 2001) was an exception. The Fund had invested in the No. 1 cellular operator in China, China Mobile, since its initial public offering several years ago. In April 2001, we identified that the No. 2 operator, China Unicom, was showing more rapid growth than China Mobile with a more attractive valuation. Our switch to China Unicom aided Fund performance and also outperformed China Mobile (which was not a Fund holding on June 30, 2001).

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS                         YEAR-TO-            1          5       10        SINCE
(INCEPTION DATE)                DATE+           YEAR       YEARS    YEARS    INCEPTION
---------------------------------------------------------------------------------------
CLASS A SHARES 12/31/99
  With sales charge (5.75%)   (24.70%)        (36.03%)       --      --       (27.26%)
  Without sales charge        (20.11%)        (32.12%)       --      --       (24.33%)
CLASS B SHARES 12/31/99
  With redemption*            (23.67%)        (35.39%)       --      --       (26.45%)
  Without redemption          (20.49%)        (32.70%)       --      --       (24.94%)
CLASS C SHARES 12/31/99
  With redemption**           (21.19%)        (32.68%)       --      --       (24.97%)
  Without redemption          (20.39%)        (32.68%)       --      --       (24.97%)
CLASS F SHARES 12/29/95       (20.14%)        (32.15%)      7.97%   N/A         9.91%
CLASS R SHARES 12/31/99       (20.00%)        (31.98%)       --      --       (24.17%)
CLASS T SHARES 12/31/99
  With sales charge (4.50%)   (23.83%)        (35.38%)       --      --       (26.84%)
  Without sales charge        (20.25%)        (32.34%)       --      --       (24.57%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
+Total return is not annualized.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     We were also quite pleased with the performance of pharmaceutical firm NOVO NORDISK (Denmark; 1.29% of the Fund). The company's strong performance in the first half of 2001 is even more remarkable since the company was one of our top gainers in 2000 as well. Novo Nordisk continues to execute well in their traditional area of diabetes products and benefits from a promising new product to control bleeding.

     Several other companies in the Fund remained fundamentally sound, yet were severely punished by the stock market due to competitors' profit-warnings, rumors, or P/E compression. ALTRAN TECHNOLOGIES SA (France; 1.81% of the Fund) and CHECK POINT SOFTWARE TECHNOLOGIES LTD. (Israel; 1.19%) are but two examples. Both companies met analysts' original expectations for growth in the first half of 2001 but saw severe declines in stock price. We have kept, and in some cases added to, companies such as these that continue to grow but are being damaged in the marketplace. At some point in time, we feel that share prices will once again follow earnings and we have positioned the portfolio accordingly.


LARGEST EQUITY HOLDINGS

  1.  Korea Telecom Corporation Sponsored ADR      2.66%
  2.  Nokia Oyj Sponsored ADR                      2.34%
  3.  China Unicom Limited ADR                     2.13%
  4.  Industria de Diseno Textil SA                1.91%
  5.  GlaxoSmithKline PLC                          1.88%
  6.  Altran Technologies SA                       1.81%
  7.  Embraer-Empresa Brasileira de
       Aeronautica SA Sponsored ADR                1.81%
  8.  Societe Europeenne des Satellites            1.80%
  9.  ISS AS                                       1.73%
 10.  Honda Motor Company Limited                  1.70%

WHAT DO YOU EXPECT FROM WORLD STOCK MARKETS IN THE SECOND HALF?

While the economic slowdown was initially limited to the United States, second-quarter earnings reports have provided dramatic evidence that economic activity is slowing rapidly in Europe, Japan, and other areas outside of the U.S. No one is confident of a quick pick-up in economies before 2002. Sentiment on economies, earnings, and stock prices has moved from irrationally exuberant in early 2000 to perhaps too pessimistic today.

     Going forward, the uncertain environment could benefit the Fund if stock markets start to more fully differentiate between companies that are gaining market share in the difficult times and those that are falling by the wayside. In addition, valuations are very attractive in many sectors and in many areas of the world.

     We have reacted to this by broadening the portfolio towards the upper end of our normal 60-80 company range. The percentage of the Fund invested in the TMT (technology, media, telecommunications) sectors has been cut in half from the peak in 2000 so that the Fund is more diversely positioned. We believe that the vast majority of the companies we own are better positioned in their industry today than they were a year ago and may continue to thrive if an economic recovery occurs.

/s/ Doug Loeffler

Doug Loeffler, CFA
Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt


HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.




This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C)2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-INE

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                MARKET VALUE

------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-97.5%
AEROSPACE/DEFENSE-1.8%
    19,150  Embraer-Empresa Brasileira de
            Aeronautica SA Sponsored ADR (BR).......  $   747,808
                                                      -----------
AIR FREIGHT-1.3%
    25,475  TNT Post Group NV (NE)..................      531,623
                                                      -----------
ALUMINUM-1.0%
     9,450  Alcan, Inc. ADR (CA)....................      397,089
                                                      -----------
AUTOMOBILES-3.8%
    16,000  Honda Motor Company Limited (JA)........      703,040
    27,510  Hyundai Motor Company Limited (KR)......      598,663
     1,025  PSA Peugeot Citroen (FR)................      278,291
                                                      -----------
                                                        1,579,994
                                                      -----------
BANKS (MONEY CENTER)-3.2%
    68,200  Banco Santander Central Hispano SA
            (SP)....................................      617,795
    53,500  San Paolo-IMI SPA (IT)..................      685,735
                                                      -----------
                                                        1,303,530
                                                      -----------
BEVERAGES (ALCOHOLIC)-1.6%
    15,937  Heineken NV (NE)........................      642,634
                                                      -----------
BEVERAGES (NON-ALCOHOLIC)-1.5%
    14,300  Companhia de Bebidas das Americas ADR
            (BR)....................................      331,045
     4,500  Ito En Limited (JA).....................      284,327
                                                      -----------
                                                          615,372
                                                      -----------
BROADCASTING (TV, RADIO & CABLE)-2.2%
    17,850  British Sky Broadcasting Group PLC
            (UK)*...................................      171,722
     5,675  Societe Europeenne des Satellites
            (LU)....................................      744,688
                                                      -----------
                                                          916,410
                                                      -----------
COMMUNICATION EQUIPMENT-3.3%
    43,900  Nokia Oyj Sponsored ADR (FI)............      967,556
   131,825  Spirent PLC 144A (UK)+..................      409,751
                                                      -----------
                                                        1,377,307
                                                      -----------
COMPUTERS (SOFTWARE & SERVICES)-6.9%
    16,075  Altran Technologies SA (FR).............      748,497
    17,324  Business Objects SA (FR)*...............      413,594
     9,712  Check Point Software Technologies
            Limited ADR (IS)*.......................      491,136
    92,975  Dimension Data Holdings PLC (UK)*.......      353,070
     3,800  Infosys Technologies Limited ADR (IN)...      247,000
     7,600  Konami Corporation (JA).................      346,741
     7,500  SAP AG Sponsored ADR (GE)...............      263,175
                                                      -----------
                                                        2,863,213
                                                      -----------
CONSTRUCTION (CEMENT & AGGREGATES)-0.8%
    12,400  Cemex SA de CV Sponsored ADR (MX).......      328,600
                                                      -----------


------------------------------------------------------------------
SHARES                                                MARKET VALUE

CONSUMER (JEWELRY, NOVELTIES, & GIFTS)-1.5%
       625  Swatch Group AG (SZ)*...................  $   625,904
                                                      -----------
CONSUMER FINANCE-1.5%
     6,800  Takefuji Corporation (JA)...............      617,758
                                                      -----------
DISTRIBUTORS (FOOD & HEALTH)-1.6%
    82,150  Compass Group PLC (UK)..................      657,431
                                                      -----------
ELECTRICAL EQUIPMENT-5.1%
     8,125  Celestica, Inc. ADR (CA)*...............      418,438
    19,075  Flextronics International Limited ADR
            (SG)*...................................      498,048
    28,000  NEC Corporation (JA)....................      378,301
    13,350  Thomson Multimedia (FR)*................      429,478
     8,600  Vestas Wind Systems AS (DE).............      400,969
                                                      -----------
                                                        2,125,234
                                                      -----------
ELECTRONICS (INSTRUMENTATION)-1.0%
     6,300  Hoya Corporation (JA)...................      399,068
                                                      -----------
ELECTRONICS (SEMICONDUCTORS)-3.2%
    72,175  ARM Holdings PLC (UK)*..................      272,560
     9,125  ASM Lithography Holding NV Sponsored ADR
            (NE)*...................................      203,031
    75,000  Mitsubishi Electric Corporation (JA)....      371,646
     6,825  STMicroelectronics NV (SZ)..............      236,899
    15,940  Taiwan Semiconductor Manufacturing
            Company Limited Sponsored ADR (TW)*.....      242,129
                                                      -----------
                                                        1,326,265
                                                      -----------
ENGINEERING & CONSTRUCTION-5.6%
     6,825  Bouygues SA (FR)........................      230,659
    71,275  Brisa-Auto Estradas de Portugal SA
            (PT)....................................      603,412
     2,175  Compagnie Francaise d'Etudes et de
            Construction SA (FR)....................      278,964
    21,000  Nippon COMSYS Corporation (JA)..........      284,567
   119,350  Saipem SPA (IT).........................      653,737
     4,250  Vinci SA (FR)...........................      270,752
                                                      -----------
                                                        2,322,091
                                                      -----------
FINANCIAL (DIVERSIFIED)-1.4%
    16,750  Deutsche Boerse AG 144A (GE)+...........      588,491
                                                      -----------
FOODS-2.2%
    43,000  Ajinomoto Company, Inc. (JA)............      461,322
     2,200  Nestle SA (SZ)..........................      467,564
                                                      -----------
                                                          928,886
                                                      -----------
HEALTHCARE (DIVERSIFIED)-1.1%
       475  Serono SA (SZ)..........................      471,195
                                                      -----------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                MARKET VALUE

------------------------------------------------------------------

HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-7.2%
     8,325  Aventis SA (FR).........................  $   664,619
    27,700  GlaxoSmithKline PLC (UK)................      779,184
    12,100  Novo Nordisk AS Class B (DE)............      535,258
     8,050  Shire Pharmaceuticals Group PLC ADR
            (UK)....................................      446,775
    12,000  Takeda Chemical Industries Limited
            (JA)....................................      558,070
                                                      -----------
                                                        2,983,906
                                                      -----------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.5%
     1,015  Synthes-Stratec, Inc. 144A (SZ)+........      622,869
                                                      -----------
HOUSEHOLD FURNISHINGS & APPLIANCES-1.7%
    23,000  Pioneer Corporation (JA)................      698,950
                                                      -----------
HOUSEHOLD PRODUCTS (NON-DURABLES)-1.5%
    42,150  Reckitt Benckiser PLC (UK)..............      607,648
                                                      -----------
INSURANCE (LIFE & HEALTH)-3.3%
     7,500  ING Groep NV (NE).......................      490,179
    51,075  Prudential PLC (UK).....................      618,503
    27,600  Skandia Forsakrings AB (SW).............      253,560
                                                      -----------
                                                        1,362,242
                                                      -----------
INSURANCE (PROPERTY-CASUALTY)-1.4%
     1,950  Allianz AG (GE).........................      572,354
                                                      -----------
INVESTMENT BANKING & BROKERAGE-0.9%
    47,000  Nikko Securities Company Limited (JA)...      376,481
                                                      -----------
LODGING-HOTELS-1.3%
    13,025  Accor SA (FR)...........................      549,692
                                                      -----------
MACHINERY (DIVERSIFIED)-1.5%
    27,150  Assa Abloy AB Class B (SW)..............      387,857
     4,725  Ballard Power Systems, Inc. ADR (CA)*...      219,996
                                                      -----------
                                                          607,853
                                                      -----------
NATURAL GAS-0.2%
     4,975  Gas Natural SDG, SA (SP)................       80,443
                                                      -----------
OIL & GAS (EXPLORATION & PRODUCTION)-2.6%
   481,500  CNOOC Limited (HK)*.....................      456,831
    15,875  Talisman Energy, Inc. (CA)..............      604,099
                                                      -----------
                                                        1,060,930
                                                      -----------
OIL (INTERNATIONAL INTEGRATED)-2.2%
     4,675  Shell Transport & Trading Company
            Sponsored ADR (UK)......................      235,340
     4,900  Total Fina Elf SA (FR)..................      686,133
                                                      -----------
                                                          921,473
                                                      -----------
PUBLISHING-0.9%
    10,800  VNU NV (NE).............................      365,730
                                                      -----------


------------------------------------------------------------------
SHARES                                                MARKET VALUE

RAILROADS-0.5%
     7,200  Alstom (FR).............................  $   200,298
                                                      -----------
RETAIL (FOOD CHAINS)-0.8%
    94,800  Tesco PLC (UK)..........................      342,000
                                                      -----------
RETAIL (SPECIALTY-APPAREL)-3.1%
     2,800  Fast Retailing Company Limited (JA).....      487,188
    49,450  Industria de Diseno Textil SA (SP)*.....      789,140
                                                      -----------
                                                        1,276,328
                                                      -----------
SERVICES (ADVERTISING/MARKETING)-1.8%
   234,000  Aegis Group PLC (UK)....................      345,570
    29,725  JC Decaux (FR)*.........................      397,608
                                                      -----------
                                                          743,178
                                                      -----------
SERVICES (COMMERCIAL & CONSUMER)-1.7%
    12,200  ISS AS (DE)*............................      714,489
                                                      -----------
SERVICES (EMPLOYMENT)-1.1%
     9,500  Adecco SA (SZ)..........................      447,146
                                                      -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-4.8%
    49,900  China Unicom Limited ADR (HK)*..........      883,230
        32  NTT DoCoMo, Inc. (JA)...................      556,787
   241,925  Vodafone Group PLC (UK).................      535,910
                                                      -----------
                                                        1,975,927
                                                      -----------
TELECOMMUNICATIONS (LONG DISTANCE)-4.2%
   103,925  Energis PLC (UK)*.......................      275,891
    50,000  Korea Telecom Corporation Sponsored ADR
            (KR)....................................    1,099,000
   303,250  Telewest Communications PLC (UK)*.......      379,596
                                                      -----------
                                                        1,754,487
                                                      -----------
WATER UTILITIES-1.7%
    16,475  Vivendi Environnement (FR)..............      693,339
                                                      -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$41,456,982)..................................   40,323,666
                                                      -----------

PREFERRED STOCKS (FOREIGN)-1.4%
CHEMICALS (DIVERSIFIED)-1.4%
     9,675  Henkel KGAA Preferred (GE)..............      561,071
                                                      -----------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$610,856).....................................      561,071
                                                      -----------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

PRINCIPAL                                              AMORTIZED
AMOUNT                                                    COST

------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-3.6%
CONSUMER FINANCE-3.6%
$1,500,000  Household Finance Corporation 4.17%
            07/02/01................................  $ 1,499,826
                                                      -----------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$1,499,826).........................    1,499,826
                                                      -----------
TOTAL INVESTMENTS-102.5%
(COST-$43,567,664)..................................   42,384,563
OTHER ASSETS AND LIABILITIES-(2.5%).................   (1,011,594)
                                                      -----------
NET ASSETS-100.0%...................................  $41,372,969
                                                      ===========

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $43,567,664
                                                    -----------
Investment securities, at market..................   42,384,563
Cash..............................................      496,041
Receivables:
  Investment securities sold......................      445,749
  Capital shares sold.............................       40,970
  Dividends.......................................       45,930
  From adviser....................................       17,693
Other assets......................................       48,595
                                                    -----------
    Total Assets..................................   43,479,541
                                                    -----------

LIABILITIES
Payables:
  Investment securities purchased.................    1,961,254
  Capital shares redeemed.........................       72,634
  Advisory fees...................................       25,873
  Shareholder servicing fees......................        5,840
  Accounting fees.................................          875
  Distribution fees...............................        6,551
  Other...........................................       33,545
                                                    -----------
    Total Liabilities.............................    2,106,572
                                                    -----------
Net Assets........................................  $41,372,969
                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (UNAUDITED) (CONTINUED)

Net Assets--Class A...............................  $ 3,435,771
Shares Outstanding--Class A.......................      298,353
Net Asset Value, Redemption Price Per Share.......  $     11.52
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $     12.22

Net Assets--Class B...............................  $ 5,061,777
Shares Outstanding--Class B.......................      445,015
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $     11.37

Net Assets--Class C...............................  $ 2,113,588
Shares Outstanding--Class C.......................      186,126
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $     11.36

Net Assets--Class F...............................  $23,082,598
Shares Outstanding--Class F.......................    2,006,606
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $     11.50

Net Assets--Class R...............................  $ 7,243,308
Shares Outstanding--Class R.......................      626,695
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $     11.56

Net Assets--Class T...............................  $   435,927
Shares Outstanding--Class T.......................       38,028
Net Asset Value, Redemption Price Per Share.......  $     11.46
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $     12.00

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $    376,506
  Interest........................................        89,714
  Foreign taxes withheld..........................       (58,183)
                                                    ------------
    Total Investment Income.......................       408,037
                                                    ------------
Expenses:
  Advisory fees--Note 2...........................       218,786
  Shareholder servicing fees--Note 2..............        36,820
  Accounting fees--Note 2.........................         5,603
  Distribution fees--Note 2.......................        62,465
  Transfer agency fees--Note 2....................        18,556
  Registration fees...............................        36,059
  Postage and mailing expenses....................         3,811
  Custodian fees and expenses--Note 2.............        31,211
  Printing expenses...............................         8,020
  Legal and audit fees............................         6,430
  Directors' fees and expenses....................         1,889
  Other expenses..................................        14,253
                                                    ------------
    Total Expenses................................       443,903
    Earnings Credits..............................        (4,530)
    Reimbursed/Waived Expenses....................       (52,684)
    Expense Offset to Broker Commissions..........        (2,174)
                                                    ------------
    Net Expenses..................................       384,515
                                                    ------------
  Net Investment Income...........................        23,522
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....    (7,322,583)
Net Realized (Loss) from Foreign Currency
Transactions......................................        (7,272)
    Net Change in Unrealized
      Appreciation/Depreciation of Investments and
      Foreign Currency Transactions...............    (2,991,964)
                                                    ------------
    Net Realized and Unrealized (Loss) on
      Investments and Foreign Currency
      Transactions................................   (10,321,819)
                                                    ------------
Net (Decrease) in Net Assets Resulting from
Operations........................................  $(10,298,297)
                                                    ============

Purchases of long-term securities.................  $ 50,581,235
Proceeds from sales of long-term securities.......  $ 41,552,075
Purchases of long-term U.S. Government
Obligations.......................................  $          0
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $          0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                              SIX MONTHS
                                                 ENDED             YEAR ENDED
                                                6/30/01             12/31/00
                                          -------------------  -------------------
OPERATIONS
Net Investment Income (Loss)............     $     23,522         $   (250,129)
Net Realized Gain (Loss) from Security
  Transactions..........................       (7,322,583)             254,923
Net Realized (Loss) from Foreign
  Currency Transactions.................           (7,272)              (3,182)
Net Change in Unrealized
  Appreciation/Depreciation.............       (2,991,964)          (7,953,145)
                                             ------------         ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................      (10,298,297)          (7,951,533)
                                             ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................                0             (341,994)
  Class B...............................                0             (432,641)
  Class C...............................                0             (204,640)
  Class F...............................                0           (2,836,430)
  Class R...............................                0             (250,371)
  Class T...............................                0              (61,678)
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A...............................                0              (88,245)
  Class B...............................                0             (111,634)
  Class C...............................                0              (52,803)
  Class F...............................                0             (731,885)
  Class R...............................                0              (64,603)
  Class T...............................                0              (15,915)
                                             ------------         ------------
Net (Decrease) from Dividends and
  Distributions.........................                0           (5,192,839)
                                             ------------         ------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED) (CONTINUED)

                                              SIX MONTHS
                                                 ENDED             YEAR ENDED
                                                6/30/01             12/31/00
                                          -------------------  -------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................     $  2,087,394         $ 24,647,394
  Class B...............................        1,609,168            6,396,051
  Class C...............................          978,573           14,933,209
  Class F...............................       31,821,560           48,897,733
  Class R...............................        6,797,087            2,866,200
  Class T...............................           82,767              949,806
Reinvested dividends and distributions
  Class A...............................                0              323,981
  Class B...............................                0              508,989
  Class C...............................                0               95,111
  Class F...............................                0            3,392,119
  Class R...............................                0              309,634
  Class T...............................                0               76,576
                                             ------------         ------------
                                               43,376,549          103,396,803
Cost of shares redeemed
  Class A...............................       (2,263,089)         (19,739,384)
  Class B...............................         (462,635)            (454,692)
  Class C...............................         (917,091)         (11,896,593)
  Class F...............................      (32,799,101)         (47,975,044)
  Class R...............................         (683,932)              (5,000)
  Class T...............................         (188,656)            (184,351)
                                             ------------         ------------
                                              (37,314,504)         (80,255,064)
                                             ------------         ------------
Net Increase from Capital Share
  Transactions..........................        6,062,045           23,141,739
                                             ------------         ------------
  Net Increase (Decrease) in Net
    Assets..............................       (4,236,252)           9,997,367
NET ASSETS
  Beginning of period...................     $ 45,609,221         $ 35,611,854
                                             ------------         ------------
  End of period.........................     $ 41,372,969         $ 45,609,221
                                             ============         ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................     $ 51,989,081         $ 45,927,036
Accumulated undistributed (distribution
  in excess of) net investment income...            5,415              (18,107)
Accumulated undistributed net realized
  (loss) from security transactions.....       (9,433,362)          (2,103,507)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................       (1,188,165)           1,803,799
                                             ------------         ------------
    Total...............................     $ 41,372,969         $ 45,609,221
                                             ============         ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                           SIX MONTHS ENDED          YEAR ENDED
                                             JUNE 30, 2001        DECEMBER 31, 2000
                                          -------------------  -----------------------
CLASS A SHARES
Net Asset Value, beginning of period....        $14.42                 $19.88
Income from investment operations:
    Net investment (loss)...............          0.00+                 (0.03)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.90)                 (3.53)
                                                ------                 ------
        Total from investment
          operations....................         (2.90)                 (3.56)
Less distributions:
    From net investment income..........          0.00                   0.00
    From net realized gains.............          0.00                  (1.51)
    In excess of net realized gains.....          0.00                  (0.39)
                                                ------                 ------
        Total distributions.............          0.00                  (1.90)
Net Asset Value, end of period..........        $11.52                 $14.42
                                                ======                 ======
Total Return/Ratios
    Total return*.......................        (20.11%)               (17.60%)
    Net assets, end of period (000s)....        $3,436                 $4,434
    Net expenses to average net assets#,
      +.................................          1.60%**                1.77%
    Gross expenses to average net
      assets#, +........................          1.62%**                1.82%
    Net investment income (loss) to
      average net assets +..............          0.07%**               (0.36%)
    Portfolio turnover rate@............           172%                   184%

  + Net investment (loss) for the six months ended June 30, 2001 aggregated less than $0.01 on a per share basis.
  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2001. Had these fees not been reimbursed, the net expense ratio would have been 1.78%. The gross expense ratio would have been 1.80%. The net investment income ratio would have been (0.11%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                           SIX MONTHS ENDED          YEAR ENDED
                                             JUNE 30, 2001        DECEMBER 31, 2000
                                          -------------------  -----------------------
CLASS B SHARES
Net Asset Value, beginning of period....        $14.29                 $19.88
Income from investment operations:
    Net investment (loss)...............         (0.02)                 (0.09)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.90)                 (3.60)
                                                ------                 ------
        Total from investment
          operations....................         (2.92)                 (3.69)
Less distributions:
    From net investment income..........          0.00                   0.00
    From net realized gains.............          0.00                  (1.51)
    In excess of net realized gains.....          0.00                  (0.39)
                                                ------                 ------
        Total distributions.............          0.00                  (1.90)
Net Asset Value, end of period..........        $11.37                 $14.29
                                                ======                 ======
Total Return/Ratios
    Total return*.......................        (20.49%)               (18.27%)
    Net assets, end of period (000s)....        $5,062                 $5,129
    Net expenses to average net assets#,
      +.................................          2.35%**                2.52%
    Gross expenses to average net
      assets#, +........................          2.37%**                2.57%
    Net investment (loss) to average net
      assets +..........................         (0.61%)**              (1.18%)
    Portfolio turnover rate@............           172%                   184%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.51%. The gross expense ratio would have been 2.53%. The net investment income ratio would have been (0.77%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                           SIX MONTHS ENDED          YEAR ENDED
                                             JUNE 30, 2001        DECEMBER 31, 2000
                                          -------------------  -----------------------
CLASS C SHARES
Net Asset Value, beginning of period....        $14.27                 $19.88
Income from investment operations:
    Net investment (loss)...............         (0.05)                 (0.07)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.86)                 (3.64)
                                                ------                 ------
        Total from investment
          operations....................         (2.91)                 (3.71)
Less distributions:
    From net investment income..........          0.00                   0.00
    From net realized gains.............          0.00                  (1.51)
    In excess of net realized gains.....          0.00                  (0.39)
                                                ------                 ------
        Total distributions.............          0.00                  (1.90)
Net Asset Value, end of period..........        $11.36                 $14.27
                                                ======                 ======
Total Return/Ratios
    Total return*.......................        (20.39%)               (18.37%)
    Net assets, end of period (000s)....        $2,114                 $2,635
    Net expenses to average net assets#,
      +.................................          2.35%**                2.50%
    Gross expenses to average net
      assets#, +........................          2.37%**                2.55%
    Net investment (loss) to average net
      assets +..........................         (0.80%)**              (1.18%)
    Portfolio turnover rate@............           172%                   184%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.63%. The gross expense ratio would have been 2.65%. The net investment income ratio would have been (1.08%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                              SIX MONTHS                         YEAR ENDED DECEMBER 31,
                                ENDED        ---------------------------------------------------------------
                            JUNE 30, 2001       2000         1999         1998         1997         1996
                           ----------------  -----------  -----------  -----------  -----------  -----------
CLASS F SHARES
Net Asset Value,
  beginning of period....      $ 14.40         $ 19.87      $ 14.03      $ 12.05      $ 11.86      $ 10.00
Income from investment
  operations:
    Net investment income
      (loss).............         0.00+          (0.08)       (0.05)        0.03        (0.01)       (0.01)
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........        (2.90)          (3.49)        8.07         2.02         1.89         1.87
                               -------         -------      -------      -------      -------      -------
         Total from
           investment
           operations....        (2.90)          (3.57)        8.02         2.05         1.88         1.86
Less distributions:
    From net investment
      income.............         0.00            0.00         0.00         0.00         0.00         0.00
    From net realized
      gains..............         0.00           (1.51)       (2.18)       (0.07)       (1.69)        0.00
    In excess of net
      realized gains.....         0.00           (0.39)        0.00         0.00         0.00         0.00
                               -------         -------      -------      -------      -------      -------
         Total
         distributions...         0.00           (1.90)       (2.18)       (0.07)       (1.69)        0.00
Net Asset Value, end of
  period.................      $ 11.50         $ 14.40      $ 19.87      $ 14.03      $ 12.05      $ 11.86
                               =======         =======      =======      =======      =======      =======
Total Return/Ratios
    Total return.........       (20.14%)        (17.65%)      58.71%       17.01%       16.10%       18.60%
    Net assets, end of
      period (000s)......      $23,083         $30,040      $35,607      $18,938      $15,740      $10,119
    Net expenses to
      average net
      assets#, +.........         1.60%**         1.80%        1.80%        1.80%        1.85%        1.94%
    Gross expenses to
      average net
      assets#, +.........         1.62%**         1.84%        1.82%        1.83%        1.89%        2.00%
    Net investment income
      (loss) to average
      net assets +.......         0.06%**        (0.55%)      (0.36%)       0.02%       (0.21%)      (0.15%)
    Portfolio turnover
      rate@..............       17,200%            184%         205%         148%         164%          71%

  + Net investment (loss) for the six months ended June 30, 2001 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 1.87% (2001), 1.91%
     (2000), 1.97% (1999), 1.89% (1998), 2.01% (1997), and 2.46% (1996). The
     gross expense ratios would have been 1.89% (2001), 1.95% (2000), 1.99%
     (1999), 1.92% (1998), 2.05% (1997), and 2.52% (1996). The net investment income ratios would have been (0.21%) (2001), (0.66%) (2000), (0.53%)
     (1999), (0.07%) (1998), (0.37%) (1997), and (0.67%) (1996).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                             SIX MONTHS       YEAR ENDED
                                               ENDED         DECEMBER 31,
                                           JUNE 30, 2001         2000
                                          ----------------  ---------------
CLASS R SHARES
Net Asset Value, beginning of period....       $14.45           $19.88
Income from investment operations:
    Net investment income (loss)........         0.03            (0.01)
    Net (losses) on securities (both
     realized and unrealized)...........        (2.92)           (3.52)
                                               ------           ------
       Total from investment
        operations......................        (2.89)           (3.53)
Less distributions:
    From net investment income..........         0.00             0.00
    From net realized gains.............         0.00            (1.51)
    In excess of net realized gains.....         0.00            (0.39)
                                               ------           ------
       Total distributions..............         0.00            (1.90)
Net Asset Value, end of period..........       $11.56           $14.45
                                               ======           ======
Total Return/Ratios
    Total return........................       (20.00%)         (17.45%)
    Net assets, end of period (000s)....       $7,243           $2,716
    Net expenses to average net
     assets#, +.........................         1.35%**          1.53%
    Gross expenses to average net
     assets#, +.........................         1.37%**          1.63%
    Net investment income (loss) to
     average net assets +...............         0.42%**         (0.40%)
    Portfolio turnover rate@............          172%             184%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2001. Had these fees not been reimbursed, the net expense ratio would have been 1.48%. The gross expense ratio would have been 1.50%. The net investment income ratio would have been 0.29%.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                             SIX MONTHS       YEAR ENDED
                                               ENDED         DECEMBER 31,
                                           JUNE 30, 2001         2000
                                          ----------------  ---------------
CLASS T SHARES
Net Asset Value, beginning of period....       $14.37           $19.88
Income from investment operations:
    Net investment (loss)...............        (0.04)           (0.06)
    Net (losses) on securities (both
      realized and unrealized)..........        (2.87)           (3.55)
                                               ------           ------
        Total from investment
          operations....................        (2.91)           (3.61)
Less distributions:
    From net investment income..........         0.00             0.00
    From net realized gains.............         0.00            (1.51)
    In excess of net realized gains.....         0.00            (0.39)
                                               ------           ------
        Total distributions.............         0.00            (1.90)
Net Asset Value, end of period..........       $11.46           $14.37
                                               ======           ======
Total Return/Ratios
    Total return*.......................       (20.25%)         (17.85%)
    Net assets, end of period (000s)....       $  436           $  654
    Net expenses to average net
      assets#, +........................         1.85%**          1.98%
    Gross expenses to average net
      assets#, +........................         1.87%**          2.03%
    Net investment (loss) to average net
      assets +..........................        (0.47%)**        (0.70%)
    Portfolio turnover rate@............          172%             184%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  + Certain fees were reimbursed by the management company for the six months ended June 30, 2001. Had these fees not been reimbursed, the net expense ratio would have been 2.44%. The gross expense ratio would have been 2.46%. The net investment income ratio would have been (1.06%).
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2001 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

  Effective April 1, 2001, Founders agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.40% for Class A and Class F shares, 2.15% for Class B and Class C shares, 1.15% for Class R shares, and 1.65% for Class T shares. These reductions are made pursuant to a contractual commitment. Prior to that date, Founders had agreed to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.80% for Class A and Class F shares, 2.55% for Class B and Class C shares, 1.55% for Class R shares, and 2.05% for Class T shares. For the six months ended June 30, 2001, $52,684 was reimbursed to the Fund by Founders pursuant to this provision.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $26,815 during the six months ended
June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $7,127 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $4,631, $6,506, $3,065, and $630, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $19,521, $9,196, $33,118, and $630, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows (in thousands):

Net Capital Loss Carryovers.......................  $         0
Post-October Capital Loss Deferral................  $ 1,385,378
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $44,502,522
Unrealized Appreciation...........................  $ 1,729,520
Unrealized (Depreciation).........................  $(3,847,479)
Net (Depreciation)................................  $(2,117,959)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS
                                             ENDED     YEAR ENDED
                                            6/30/01     12/31/00
                                          -----------  -----------
CLASS A
      Shares sold.......................      164,729    1,329,282
      Shares issued for dividends
        reinvested......................            0       23,191
      Shares redeemed...................     (173,941)  (1,044,959)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (9,212)     307,514
CLASS B
      Shares sold.......................      122,818      348,975
      Shares issued for dividends
        reinvested......................            0       36,724
      Shares redeemed...................      (36,613)     (26,940)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       86,205      358,759

                                          SIX MONTHS
                                             ENDED     YEAR ENDED
                                            6/30/01     12/31/00
                                          -----------  -----------
CLASS C
      Shares sold.......................       71,761      809,766
      Shares issued for dividends
        reinvested......................            0        6,877
      Shares redeemed...................      (70,301)    (632,028)
      NET INCREASE IN SHARES
        OUTSTANDING.....................        1,460      184,615
CLASS F
      Shares sold.......................    2,529,432    2,650,156
      Shares issued for dividends
        reinvested......................            0      243,332
      Shares redeemed...................   (2,609,540)  (2,598,534)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................      (80,108)     294,954
CLASS R
      Shares sold.......................      492,217      166,009
      Shares issued for dividends
        reinvested......................            0       22,117
      Shares redeemed...................      (53,437)        (262)
      NET INCREASE IN SHARES
        OUTSTANDING.....................      438,780      187,864
CLASS T
      Shares sold.......................        6,005       51,452
      Shares issued for dividends
        reinvested......................            0        5,501
      Shares redeemed...................      (13,511)     (11,470)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (7,506)      45,483

   UNDERSTANDING FINANCIAL HIGHLIGHTS
    (UNAUDITED)
The following definitions may help you understand the Financial Highlights on pages 22-27.

NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of the Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding shares.

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses, In cases where expenses exceed such income, this amount is shown as a loss.

NET GAINS (OR LOSSES) ON SECURITIES (BOTH REALIZED AND UNREALIZED). The per-share increase (or decrease) in the value of the securities held by the Fund. The Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) and the security is not sold.

LESS DISTRIBUTIONS:
FROM NET INVESTMENT INCOME.  The net income per share paid by the Fund.

FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

NET ASSET VALUE--END OF PERIOD. The value of one share of a Fund at the end of the period.

TOTAL RETURN/RATIOS:
TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the period, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

NET ASSETS--END OF PERIOD. The value of the Fund's assets, minus liabilities, at the end of the period.

NET EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses after expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

GROSS EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the period.

PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly value of the Fund's securities portfolio.

                              FOR MORE INFORMATION


                                        DREYFUS FOUNDERS
                                        INTERNATIONAL EQUITY FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
BY TELEPHONE
Call your financial                     Dreyfus Transfer, Inc.
representative or                       P.O. Box 9671
1-800-554-4611                          Providence, RI  02940

BY MAIL Write to:                       DISTRIBUTOR
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard             Dreyfus Service Corporation
Uniondale, NY  11556-0144               200 Park Avenue
                                        New York, NY  10166



Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                  360SA0601

DREYFUS FOUNDERS
MID-CAP GROWTH FUND

SEMIANNUAL REPORT
JUNE 30, 2001






                           DREYFUS FOUNDERS FUNDS(R)
                             THE GROWTH SPECIALISTS

TABLE OF CONTENTS' PRESIDENT

About this Report                                        3
A Message from Founders' President                       4
Management Overview                                      6
Statement of Investments                                12
Statement of Assets and Liabilities                     17
Statement of Operations                                 19
Statements of Changes in Net Assets                     20
Financial Highlights                                    22
Notes to Financial Statements                           28
Understanding Financial Highlights                      34

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

         AU       Australia
         BE       Belgium
         BR       Brazil
         CA       Canada
         CN       China
         DE       Denmark
         FI       Finland
         FR       France
         GE       Germany
         HK       Hong Kong
         IE       Ireland
         IN       India
         IS       Israel
         IT       Italy
         JA       Japan
         KR       South Korea
         LU       Luxembourg
         MX       Mexico
         NE       Netherlands
         NW       Norway
         PT       Portugal
         SG       Singapore
         SP       Spain
         SW       Sweden
         SZ       Switzerland
         TH       Thailand
         TW       Taiwan
         UK       United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

-  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing such as limited product lines and small market share.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Each securities index shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

The Fund's performance will no longer be compared to the Lipper Mid-Cap Growth Fund Index or the Consumer Price Index. The other indexes presented more accurately reflect the Fund's investment strategy. For your information, we have included both of these indexes.

- The Standard & Poor's (S&P) MidCap 400 Index is a widely recognized, unmanaged mid-cap index of 400 domestic stocks chosen for their market size, liquidity, and industry group representations.

- The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies.

- The Russell Midcap Value Index measures the performance of the smallest companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

- The Lipper Mid-Cap Growth Fund Index is an average of the performance of the 30 largest mid-cap growth funds tracked by Lipper Inc.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

[PHOTO RICHARD W. SABO]

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches he used to cope with this challenging market, and discusses how he's positioned the Fund for the future. We hope you find the comments informative and insightful as you take the time to review your own investment plan.

There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER KEVIN SONNETT, CFA

[PHOTO]

HOW DID THE MID-CAP GROWTH FUND PERFORM OVER THE PERIOD?

The first six months of 2001 were challenging for stocks in all capitalization ranges. Throughout the period, investor sentiment cycled rapidly between optimism and pessimism. The Federal Reserve's interest rate cuts buoyed the market's hopes of a recovery in the second half, while a spate of earnings warnings and negative economic news raised the specter of a recession.

Under these conditions, medium-capitalization growth stocks lost ground, though not as severely as large-cap growth stocks. The Dreyfus Founders Mid-Cap Growth Fund was down for the period, but outperformed the mid-cap growth fund category average, as measured by Lipper Inc., which returned -12.69%

WHY DID INVESTORS SHY AWAY FROM GROWTH STOCKS DURING THE FIRST HALF?

In uncertain times, investors often decide that discretion is the better part of valor--they often sell more aggressive investments in order to take up a more defensive posture. We certainly saw this type of behavior in the first half of 2001 as investors shunned growth stocks (those favored by the Mid-Cap Growth
Fund) and pursued value stocks and fixed-income instruments. Growth stocks from all capitalization levels suffered, but the effect was very pronounced at the mid-cap level: the Russell Midcap Value Index gained 3.27% for the six months ended June 30, 2001, while the Russell Midcap Growth Index lost -12.96% over the same period.


FUND AT A GLANCE

This fund emphasizes investments in equity securities of medium-size companies that we believe have favorable growth prospects.

This is a stunning reversal. In the late 1990s, it seemed that the market had lost all interest in analyzing a company's relative valuation, and many growth stocks (often regardless of their fundamental strengths) rose to dizzying heights while value stocks languished. But since the market's slide began in March 2000, growth stocks have given back most of this relative outperformance, and valuation has started to matter again--as it should.

Our search has always been for solid growth prospects at attractive valuations. As the fundamentals of many firms deteriorated in the first half, determining what was a fair valuation for a promising company often presented quite a challenge. We relied heavily on our experience and research techniques and were pleased with many of our portfolio holdings; yet the market's appetite for defensive stocks proved a tough tide to swim against.

HOW DID THE FUND'S POSTURE AFFECT PERFORMANCE?

Throughout the half, the Mid-Cap Growth Fund's technology component was smaller than that of the benchmark Russell Midcap Growth Index. This was a byproduct of our bottom-up, company-by-company portfolio management philosophy: we felt that fundamentals throughout the tech sector showed signs of deterioration in the first quarter, and we selectively sold or trimmed positions if we perceived growing weakness. Unfortunately, this did not always protect us from loss.


PORTFOLIO COMPOSITION


28.68%  Healthcare
20.57%  Technology
15.43%  Consumer Cyclicals
 8.01%  Financials
 4.29%  Energy
 4.12%  Consumer Staples
 3.50%  Capital Goods
 3.26%  Utilities
 1.06%  Transporation
 6.39%  Cash & Equivalents
 4.69%  Other

A case in point is Wireless Facilities (no longer a Fund holding), which we sold in March. This wireless network engineering company showed great promise in helping wireless providers build needed infrastructure. However, larger wireless providers found it difficult to attract new subscribers, and smaller providers were having difficulty raising the capital necessary to expand. In short, Wireless Facilities found its services in much less demand, and the stock fell by some -78% before we were able to sell our position, and this seriously hurt Fund performance. While our aggressive sell discipline allowed us to sidestep the additional -53% slide the stock made after our liquidation, we are disappointed we did not see the company's weakening fundamentals earlier.

While the Fund's portfolio was generally underweight in tech stocks during the period, we were significantly overweight in healthcare stocks relative to our benchmark throughout the half, and strong stock picks from this area


GROWTH OF $10,000 INVESTMENT


[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 6/30/91 to a $10,000 investment made in securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page
3. Further information related to Fund performance is contained elsewhere in this report.

contributed greatly to the Fund's performance. Such picks included FOREST LABORATORIES, INC. (representing 1.69% of the Fund on June 30, 2001) and WATSON PHARMACEUTICALS, INC. (2.27% of the Fund).

Mid-cap stocks from the energy sector struggled during the half, but we were very pleased with our stock picks from this area, including independent power producers such as CALPINE CORPORATION (0.98% of the Fund). Our research shows there has been major underinvestment in new power facilities over the past decade, and this firm (which builds and operates independent power plants and sells electricity on the wholesale market) has stepped in to fill the gap.

WHAT PROMPTED THE FUND'S INVESTMENT IN EXCHANGE-TRADED FUNDS (ETFs)?

Due to weakening economic conditions in the half, the fundamentals of many mid-cap growth companies deteriorated, and we felt it prudent to reduce or eliminate the Fund's position in such companies. This aggressive sell discipline was a key to outperforming the Russell Midcap Growth Index, the Fund's


AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01


CLASS                               YEAR-TO-    1        5        10      SINCE
(INCEPTION DATE)                      DATE     YEAR     YEARS   YEARS    INCEPTION
CLASS A SHARES 12/31/99
         With sales charge (5.75%)  (15.00%)  (39.49%)    --       --       (24.88%)
         Without sales charge        (9.82%)  (35.80%)    --       --       (21.85%)
CLASS B SHARES 12/31/99
         With redemption*           (13.78%)  (38.89%)    --       --       (24.13%)
         Without redemption         (10.19%)  (36.34%)    --       --       (22.57%)
CLASS C SHARES 12/31/99
         With redemption**          (11.08%)  (36.41%)    --       --       (22.57%)
         Without redemption         (10.19%)  (36.41%)    --       --       (22.57%)
CLASS F SHARES 9/8/61                (9.86%)  (35.94%)   3.06%    9.4%        N/A
CLASS R SHARES 12/31/99             (10.02%)  (35.85%)    --       --       (21.89%)
CLASS T SHARES 12/31/99
         With sales charge (4.50%)  (13.93%)  (38.92%)    --       --       (24.51%)
         Without sales charge        (9.89%)  (36.05%)    --       --       (22.17%)


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
+  Total return is not annualized.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

primary passive benchmark, for the half. But it also presented us with a quandary: our sales left us with a higher-than-targeted position of uninvested cash, and in the volatile environment, it was challenging to find enough promising companies in which to invest.

We could have held a higher cash weighting as a defense against further weakness, but believed that tactic would have been a drag on performance had the market moved upward. More importantly, we felt that our shareholders had invested in the Mid-Cap Growth Fund to gain exposure to the mid-cap equity marketplace; therefore, we remained as fully invested in mid-cap stocks as possible.

While we sought more promising opportunities in individual growth companies, we initiated positions in Standard & Poor's MidCap 400 I Shares (no longer a Fund holding), and S&P MidCap 400 Depository Receipts (4.69% of the
Fund), funds that mirror the performance of the S&P MidCap 400 Index. These exchange-traded funds did help us keep the Fund invested under challenging market conditions.

WHAT MAY THE SECOND HALF OF THE YEAR HOLD IN STORE FOR THE MID-CAP GROWTH FUND?

As of the end of June, we have seen no definitive sign that the U.S. economy has bottomed, despite reduced interest rates. As it often takes between six and 12 months for such cuts to translate into economic growth, we may have to wait until the end of 2001 before a clearer picture emerges.


LARGEST EQUITY HOLDINGS


         1.       S&P Mid-Cap 400 Depository Receipts         4.69%
         2.       Andrx Group                                 3.18%
         3.       IVAX Corporation                            2.90%
         4.       Watson Pharmaceuticals, Inc.                2.27%
         5.       Shire Pharmaceuticals Group PLC ADR         2.18%
         6.       Cabletron Systems, Inc.                     2.12%
         7.       Quest Diagnostics, Inc.                     2.09%
         8.       Macrovision Corporation                     2.06%
         9.       Laboratory Corporation of America Holdings  2.05%
        10.       AmeriCredit Corporation                     2.00%


A volatile stock market and an uncertain economy, while difficult to live through, can create a tremendous amount of market inefficiency and investment opportunity. While the market's first-half weakness certainly hurt the Fund's performance, we were able to buy battered-down stocks of fundamentally strong companies, such as CINTAS CORPORATION (0.99% of the Fund), PEREGRINE SYSTEMS, INC. (0.58% of the Fund), and FASTENAL COMPANY (1.43% of the Fund). And in most cases, we were able to purchase these companies at valuations that were attractive, given the long-term potential of these solid firms. This may be of benefit to the Fund if the economy finally turns the corner.

Over the past year, one of the largest risks investors faced was being overly optimistic in estimates of future corporate profits, which in turn made it difficult to determine whether a company's stock was attractively valued.
As we stand at the end of the first half, the situation has reversed: we believe the market is getting close to the point where the risk could lie in being too pessimistic in forecasting future profits. Our focus has always been on using our research emphasis to help make the most accurate earnings estimates possible. If we succeed in this effort going forward, we believe the Fund may benefit.



/s/ Kevin Sonnett

Kevin Sonnett, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                MARKET VALUE

------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-87.9%
AIR FREIGHT-1.1%
            Expeditors International of
    26,050  Washington, Inc.........................  $  1,562,965
                                                      ------------
AUTO PARTS & EQUIPMENT-0.4%
    16,450  Lear Corporation*.......................       574,105
                                                      ------------
BANKS (REGIONAL)-1.0%
    24,825  Zions Bancorporation....................     1,464,675
                                                      ------------
BIOTECHNOLOGY-4.7%
    32,625  Celgene Corporation*....................       941,231
    32,375  Cephalon, Inc...........................     2,282,438
    10,750  Human Genome Sciences, Inc.*............       647,688
    43,375  MedImmune, Inc.*........................     2,047,300
    10,825  Protein Design Labs, Inc................       939,177
                                                      ------------
                                                         6,857,834
                                                      ------------
BROADCASTING (TV, RADIO & CABLE)-3.3%
    25,950  Adelphia Communications Corporation*....     1,063,950
    94,050  Charter Communications, Inc.*...........     2,196,068
    22,125  Cox Radio, Inc. Class A*................       616,181
    19,000  Entercom Communications Corporation.....     1,018,590
                                                      ------------
                                                         4,894,789
                                                      ------------
COMMUNICATION EQUIPMENT-2.5%
    12,150  Comverse Technology, Inc.*..............       693,765
   156,775  DMC Stratex Networks, Inc.*.............     1,567,750
    51,950  Harris Corporation......................     1,413,560
                                                      ------------
                                                         3,675,075
                                                      ------------
COMPUTERS (NETWORKING)-2.3%
   137,050  Cabletron Systems, Inc.*................     3,131,593
    16,725  McData Corporation A Shares*............       293,524
                                                      ------------
                                                         3,425,117
                                                      ------------
COMPUTERS (SOFTWARE & SERVICES)-5.8%
    29,225  Amdocs Limited*.........................     1,573,766
    13,050  Internet Security Systems, Inc.*........       633,708
    44,490  Macrovision Corporation*................     3,047,565
    11,400  Mercury Interactive Corporation*........       682,860
    29,550  Peregrine Systems, Inc.*................       856,950
    64,575  Rational Software Corporation*..........     1,811,329
                                                      ------------
                                                         8,606,178
                                                      ------------
CONSUMER FINANCE-3.2%
    57,100  AmeriCredit Corporation*................     2,966,345
    30,300  Capital One Financial Corporation.......     1,818,000
                                                      ------------
                                                         4,784,345
                                                      ------------


------------------------------------------------------------------
SHARES                                                MARKET VALUE

ELECTRONICS (INSTRUMENTATION)-1.9%
    91,400  Acterna Corporation*....................  $  1,005,400
    28,275  PerkinElmer, Inc........................       778,411
    38,475  Waters Corporation*.....................     1,062,295
                                                      ------------
                                                         2,846,106
                                                      ------------
ELECTRONICS (SEMICONDUCTORS)-2.3%
    21,250  Cree, Inc.*.............................       555,581
    26,075  International Rectifier Corporation.....       889,158
    25,775  Micrel, Inc.*...........................       850,575
    30,750  Vitesse Semiconductor Corporation*......       646,980
    12,525  Xilinx, Inc.*...........................       516,531
                                                      ------------
                                                         3,458,825
                                                      ------------
EQUIPMENT (SEMICONDUCTORS)-2.1%
    26,000  KLA Instruments Corporation.............     1,520,220
    16,400  Novellus Systems, Inc.*.................       931,356
    21,000  Teradyne, Inc.*.........................       695,100
                                                      ------------
                                                         3,146,676
                                                      ------------
FINANCIAL (DIVERSIFIED)-2.0%
    49,700  Ambac Financial Group, Inc..............     2,892,540
                                                      ------------
FOOTWEAR-0.4%
    15,650  Timberland Company Class A*.............       618,332
                                                      ------------
GAMING, LOTTERY, & PARIMUTUEL COMPANIES-1.2%
    48,450  Harrah's Entertainment, Inc.*...........     1,710,285
                                                      ------------
HEALTHCARE (DIVERSIFIED)-2.9%
   109,887  IVAX Corporation*.......................     4,285,593
                                                      ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-8.6%
    24,250  Allergan, Inc...........................     2,073,375
    61,075  Andrx Group*............................     4,702,775
    35,250  Forest Laboratories, Inc.*..............     2,502,750
    54,550  Watson Pharmaceuticals, Inc.*...........     3,362,462
                                                      ------------
                                                        12,641,362
                                                      ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.5%
    33,575  Sicor, Inc.*............................       775,583
                                                      ------------
HEALTHCARE (MANAGED CARE)-1.4%
    38,350  Express Scripts, Inc.*..................     2,110,401
                                                      ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.6%
   102,935  CYTYC Corporation*......................     2,372,652
                                                      ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                MARKET VALUE

------------------------------------------------------------------

HEALTHCARE (SPECIALIZED SERVICES)-4.9%
            Laboratory Corporation of America
    39,350  Holdings*...............................  $  3,026,015
    41,400  Quest Diagnostics, Inc.*................     3,098,790
    45,200  Quintiles Transnational Corporation.....     1,141,300
                                                      ------------
                                                         7,266,105
                                                      ------------
INVESTMENT BANKING & BROKERAGE-0.4%
    33,175  Instinet Group, Inc.*...................       618,382
                                                      ------------
INVESTMENT COMPANIES-4.7%
            Standard & Poor's Mid-Cap 400 Depository
    72,800  Receipts................................     6,934,200
                                                      ------------
INVESTMENT MANAGEMENT-1.4%
    12,200  BlackRock, Inc.*........................       418,338
    52,125  Federated Investors, Inc................     1,678,425
                                                      ------------
                                                         2,096,763
                                                      ------------
LEISURE TIME (PRODUCTS)-1.0%
    31,475  Harley-Davidson, Inc....................     1,481,843
                                                      ------------
LODGING-HOTELS-2.3%
    75,575  Hilton Hotels Corporation...............       876,670
            Starwood Hotels & Resorts
    67,725  Worldwide, Inc..........................     2,524,788
                                                      ------------
                                                         3,401,458
                                                      ------------
MANUFACTURING (DIVERSIFIED)-0.5%
    13,575  Danaher Corporation.....................       760,200
                                                      ------------
MANUFACTURING (SPECIALIZED)-1.0%
    46,000  Jabil Circuit, Inc.*....................     1,419,560
                                                      ------------
METAL FABRICATORS-0.4%
    15,175  Shaw Group, Inc.*.......................       608,518
                                                      ------------
OIL & GAS (DRILLING & EQUIPMENT)-4.0%
    46,200  BJ Services Company*....................     1,311,156
    54,250  Hanover Compressor Company*.............     1,795,133
    31,425  Nabors Industries, Inc.*................     1,169,010
    26,050  Smith International, Inc.*..............     1,560,395
                                                      ------------
                                                         5,835,694
                                                      ------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.4%
    10,175  Apache Corporation......................       516,381
                                                      ------------
POWER PRODUCERS (INDEPENDENT)-3.3%
    38,425  Calpine Corporation*....................     1,452,465
    67,875  Orion Power Holdings, Inc.*.............     1,616,104
    71,225  Reliant Resources, Inc.*................     1,759,258
                                                      ------------
                                                         4,827,827
                                                      ------------
RETAIL (BUILDING SUPPLIES)-1.4%
    34,075  Fastenal Company........................     2,111,969
                                                      ------------


------------------------------------------------------------------
SHARES                                                MARKET VALUE

RETAIL (COMPUTERS & ELECTRONICS)-2.1%
    13,600  Best Buy Company, Inc...................  $    863,872
    43,600  CDW Computer Centers, Inc.*.............     1,731,356
    17,225  Tech Data Corporation*..................       574,626
                                                      ------------
                                                         3,169,854
                                                      ------------
RETAIL (DISCOUNTERS)-0.9%
    49,275  Dollar Tree Stores, Inc.*...............     1,371,816
                                                      ------------
RETAIL (SPECIALTY-APPAREL)-1.8%
    32,825  Abercrombie & Fitch Company*............     1,460,713
    34,600  American Eagle Outfitters, Inc.*........     1,219,304
                                                      ------------
                                                         2,680,017
                                                      ------------
SERVICES (ADVERTISING/MARKETING)-1.3%
    45,150  Lamar Advertising Company*..............     1,986,600
                                                      ------------
SERVICES (COMMERCIAL & CONSUMER)-2.5%
            Affiliated Computer Services, Inc.
    23,375  Class A*................................     1,680,896
    31,525  Cintas Corporation......................     1,458,031
    16,100  DeVry, Inc.*............................       581,532
                                                      ------------
                                                         3,720,459
                                                      ------------
SERVICES (COMPUTER SYSTEMS)-1.8%
    61,125  Convergys Corporation*..................     1,849,031
    33,370  Titan Corporation*......................       764,173
                                                      ------------
                                                         2,613,204
                                                      ------------
SERVICES (DATA PROCESSING)-1.8%
    22,925  CSG Systems International, Inc.*........     1,326,705
    20,850  Fiserv, Inc.*...........................     1,333,983
                                                      ------------
                                                         2,660,688
                                                      ------------
SERVICES (EMPLOYMENT)-0.8%
    13,675  Manpower, Inc...........................       408,883
    31,850  Robert Half International, Inc.*........       792,747
                                                      ------------
                                                         1,201,630
                                                      ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$123,752,349).................................   129,986,606
                                                      ------------
COMMON STOCKS (FOREIGN)-5.7%
AEROSPACE/DEFENSE-0.7%
            Embraer-Empresa Brasileira de
    26,675  Aeronautica SA Sponsored ADR (BR).......     1,041,659
                                                      ------------
ELECTRICAL EQUIPMENT-0.9%
    26,050  Celestica, Inc. ADR (CA)*...............     1,341,575
                                                      ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                MARKET VALUE

------------------------------------------------------------------

HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-4.1%
            Shire Pharmaceuticals Group PLC ADR
    58,125  (UK)....................................  $  3,225,938
            Teva Pharmaceutical Industries Limited
    46,600  Sponsored ADR (IS)......................     2,903,180
                                                      ------------
                                                         6,129,118
                                                      ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$7,910,806)...................................     8,512,352
                                                      ------------
PRINCIPAL                                              AMORTIZED
AMOUNT                                                    COST

------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-10.7%
ALUMINUM-0.7%
$1,000,000  Alcoa, Inc. 3.82% 07/02/01..............       999,894
                                                      ------------
CONSUMER FINANCE-4.7%
            Paccar Financial Corporation 3.85%
 7,000,000  07/02/01................................     6,999,252
                                                      ------------
FINANCIAL (DIVERSIFIED)-4.6%
            American Express Credit Corporation
 6,800,000  3.90% 07/03/01..........................     6,798,527
                                                      ------------
RETAIL (DISCOUNTERS)-0.7%
 1,000,000  Wal-Mart Stores, Inc. 3.90% 07/03/01....       999,783
                                                      ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$15,797,456)........................    15,797,456
                                                      ------------
TOTAL INVESTMENTS-104.3%
(COST-$147,460,611).................................   154,296,414
OTHER ASSETS AND LIABILITIES-(4.3%).................    (6,340,774)
                                                      ------------
NET ASSETS-100.0%...................................  $147,955,640
                                                      ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $147,460,611
                                                    ------------
Investment securities, at market..................   154,296,414
Cash..............................................       404,495
Receivables:
  Investment securities sold......................     3,764,614
  Capital shares sold.............................       412,566
  Interest........................................        16,193
Other assets......................................        36,682
                                                    ------------
    Total Assets..................................   158,930,964
                                                    ------------

LIABILITIES
Payables:
  Investment securities purchased.................    10,573,209
  Capital shares redeemed.........................        46,969
  Advisory fees...................................        97,844
  Shareholder servicing fees......................        20,037
  Accounting fees.................................         3,101
  Distribution fees...............................        83,590
  Other...........................................       150,574
                                                    ------------
    Total Liabilities.............................    10,975,324
                                                    ------------
Net Assets........................................  $147,955,640
                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (UNAUDITED) (CONTINUED)

Net Assets--Class A...............................  $    544,985
Shares Outstanding--Class A.......................       138,016
Net Asset Value and Redemption Price Per Share....  $       3.95
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $       4.19

Net Assets--Class B...............................  $  1,200,910
Shares Outstanding--Class B.......................       309,238
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       3.88

Net Assets--Class C...............................  $    295,634
Shares Outstanding--Class C.......................        76,105
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       3.88

Net Assets--Class F...............................  $145,876,747
Shares Outstanding--Class F.......................    37,089,520
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       3.93

Net Assets--Class R...............................  $     10,009
Shares Outstanding--Class R.......................         2,532
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       3.95

Net Assets--Class T...............................  $     27,355
Shares Outstanding--Class T.......................         6,970
Net Asset Value and Redemption Price Per Share....  $       3.92
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $       4.10

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $     73,783
  Interest........................................       453,130
  Foreign tax withheld............................          (933)
                                                    ------------
    Total Investment Income.......................       525,980
                                                    ------------
Expenses:
  Advisory fees--Note 2...........................       602,977
  Shareholder servicing fees--Note 2..............       121,431
  Accounting fees--Note 2.........................        18,859
  Distribution fees--Note 2.......................       191,382
  Transfer agency fees--Note 2....................        34,607
  Registration fees...............................        17,346
  Postage and mailing expenses....................         6,965
  Custodian fees and expenses--Note 2.............         6,885
  Printing expenses...............................        13,839
  Legal and audit fees............................         4,889
  Directors' fees and expenses....................         4,560
  Other expenses..................................         7,112
                                                    ------------
    Total Expenses................................     1,030,852
    Earnings Credits..............................       (16,195)
                                                    ------------
    Net Expenses..................................     1,014,657
                                                    ------------
  Net Investment (Loss)...........................      (488,677)
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions:...   (27,769,888)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................    10,390,601
                                                    ------------
    Net Realized and Unrealized (Loss) on
    Investments and Foreign Currency
    Transactions..................................   (17,379,287)
                                                    ------------
Net (Decrease) in Net Assets Resulting from
Operations........................................   (17,867,964)
                                                    ============

Purchases of long-term securities.................  $171,191,608
Proceeds from sales of long-term securities.......  $162,009,678
Purchases of long-term U.S. Government
Obligations.......................................  $          0
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $          0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                            6/30/01       12/31/00
                                          ------------  ------------
OPERATIONS
Net Investment (Loss)...................  $   (488,677) $ (2,210,768)
Net Realized Gain (Loss) from Security
  Transactions..........................   (27,769,888)   21,389,326
Net Change in Unrealized
  Appreciation/Depreciation.............    10,390,601   (74,029,742)
                                          ------------  ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (17,867,964)  (54,851,184)
                                          ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................             0      (101,606)
  Class B...............................             0      (206,604)
  Class C...............................             0      (115,730)
  Class F...............................             0   (36,663,417)
  Class R...............................             0        (1,374)
  Class T...............................             0        (2,919)
                                          ------------  ------------
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A...............................             0       (60,314)
  Class B...............................             0      (122,640)
  Class C...............................             0       (68,698)
  Class F...............................             0   (21,763,447)
  Class R...............................             0          (816)
  Class T...............................             0        (1,733)
                                          ------------  ------------
Net (Decrease) from Dividends and
  Distributions.........................             0   (59,109,298)
                                          ------------  ------------

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                            6/30/01       12/31/00
                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $    269,747  $  1,027,758
  Class B...............................       327,249     1,577,789
  Class C...............................        54,956       972,448
  Class F...............................    52,748,832   149,300,756
  Class R...............................        38,698        13,000
  Class T...............................         2,382        38,645
Reinvested dividends and distributions
  Class A...............................             0       153,750
  Class B...............................             0       275,118
  Class C...............................             0       163,508
  Class F...............................             0    55,029,267
  Class R...............................             0         2,190
  Class T...............................             0         4,652
                                          ------------  ------------
                                            53,441,864   208,558,881
Cost of shares redeemed
  Class A...............................      (282,339)     (178,090)
  Class B...............................       (52,556)     (117,019)
  Class C...............................      (147,561)     (371,231)
  Class F...............................   (55,595,123) (178,820,471)
  Class R...............................       (34,005)       (4,983)
  Class T...............................        (1,200)       (1,800)
                                          ------------  ------------
                                           (56,112,784) (179,493,594)
                                          ------------  ------------
Net Increase (Decrease) from Capital
  Share Transactions....................    (2,670,920)   29,065,287
                                          ------------  ------------
Net (Decrease) in Net Assets............   (20,538,884)  (84,895,195)
NET ASSETS
  Beginning of period...................  $168,494,524  $253,389,719
                                          ------------  ------------
  End of period.........................  $147,955,640  $168,494,524
                                          ============  ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $203,734,450  $206,405,370
Accumulated undistributed (distribution
  in excess of) net investment income...      (488,677)            0
Accumulated undistributed net realized
  (losses) from security transactions...   (62,122,894)  (34,353,006)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................     6,832,761    (3,557,840)
                                          ------------  ------------
Total...................................  $147,955,640  $168,494,524
                                          ============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS
                                              ENDED         YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31, 2000
                                          -------------  -----------------
CLASS A SHARES
Net Asset Value, beginning of period....    $   4.38         $   8.68
Income from investment operations:
    Net investment (loss)...............       (0.01)           (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........       (0.42)           (2.05)
                                            --------         --------
        Total from investment
          operations....................       (0.43)           (2.07)
Less distributions:
    From net investment income..........        0.00             0.00
    From net realized gains.............        0.00            (1.40)
In excess of net realized gains.........        0.00            (0.83)
                                            --------         --------
        Total distributions.............        0.00            (2.23)
Net Asset Value, end of period..........    $   3.95         $   4.38
                                            ========         ========
Total Return/Ratios
    Total return*.......................       (9.82%)         (23.40%)
    Net assets, end of period (000s)....    $    545         $    625
    Net expenses to average net
      assets#...........................        1.18%**          1.25%
    Gross expenses to average net
      assets#...........................        1.20%**          1.29%
    Net investment (loss) to average net
      assets............................       (0.47%)**        (0.74%)
    Portfolio turnover rate@............         227%             226%

  *  Sales charges are not reflected in the total return.
 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS
                                              ENDED         YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31, 2000
                                          -------------  -----------------
CLASS B SHARES
Net Asset Value, beginning of period....     $  4.32          $  8.68
Income from investment operations:
    Net investment (loss)...............       (0.01)           (0.04)
    Net (losses) on securities (both
      realized and unrealized)..........       (0.43)           (2.09)
                                             -------          -------
        Total from investment
          operations....................       (0.44)           (2.13)
Less distributions:
    From net investment income..........        0.00             0.00
    From net realized gains.............        0.00            (1.40)
    In excess of net realized gains.....        0.00            (0.83)
                                             -------          -------
        Total distributions.............        0.00            (2.23)
Net Asset Value, end of period..........     $  3.88          $  4.32
                                             =======          =======
Total Return/Ratios
    Total return*.......................      (10.19%)         (24.14%)
    Net assets, end of period (000s)....     $ 1,201          $ 1,047
    Net expenses to average net
      assets#...........................        1.93%**          1.99%
    Gross expenses to average net
      assets#...........................        1.95%**          2.04%
    Net investment (loss) to average net
      assets............................       (1.25%)**        (1.47%)
    Portfolio turnover rate@............         227%             226%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS
                                              ENDED         YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31, 2000
                                          -------------  -----------------
CLASS C SHARES
Net Asset Value, beginning of period....     $  4.32          $  8.68
Income from investment operations:
    Net investment (loss)...............       (0.03)           (0.04)
    Net (losses) on securities (both
      realized and unrealized)..........       (0.41)           (2.09)
                                             -------          -------
        Total from investment
          operations....................       (0.44)           (2.13)
Less distributions:
    From net investment income..........        0.00             0.00
    From net realized gains.............        0.00            (1.40)
    In excess of net realized gains.....        0.00            (0.83)
                                             -------          -------
        Total distributions.............        0.00            (2.23)
Net Asset Value, end of period..........     $  3.88          $  4.32
                                             =======          =======
Total Return/Ratios
Total return*...........................      (10.19%)         (24.14%)
Net assets, end of period (000s)........     $   296          $   422
Net expenses to average net assets#.....        1.93%**          2.00%
Gross expenses to average net assets#...        1.95%**          2.04%
Net investment (loss) to average net
  assets................................       (1.23%)**        (1.46%)
Portfolio turnover rate@................         227%             226%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                            SIX MONTHS
                               ENDED                                YEAR ENDED DECEMBER 31,
                             JUNE 30,        ---------------------------------------------------------------------
                               2001            2000           1999           1998           1997           1996
                            -----------      ---------      ---------      ---------      ---------      ---------
CLASS F SHARES
Net Asset Value,
  beginning of period....    $   4.36        $   8.68       $   7.44       $   7.72       $   7.66       $   7.05
Income from investment
  operations:
    Net investment income
      (loss).............       (0.02)          (0.03)         (0.08)         (0.03)          0.01          (0.02)
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........       (0.41)          (2.06)          3.12          (0.11)          1.21           1.09
                             --------        --------       --------       --------       --------       --------
         Total from
            investment
            operations...       (0.43)          (2.09)          3.04          (0.14)          1.22           1.07
Less distributions:
    From net investment
      income.............        0.00            0.00           0.00           0.00           0.00           0.00
    From net realized
      gains..............        0.00           (1.40)         (1.80)         (0.14)         (1.16)         (0.46)
    In excess of net
      realized gains.....        0.00           (0.83)          0.00           0.00           0.00           0.00
                             --------        --------       --------       --------       --------       --------
         Total
         distributions...        0.00           (2.23)         (1.80)         (0.14)         (1.16)         (0.46)
    Net Asset Value, end
      of period..........    $   3.93        $   4.36       $   8.68       $   7.44       $   7.72       $   7.66
                             ========        ========       ========       ========       ========       ========
Total Return/Ratios
    Total return.........       (9.86%)        (23.69%)        42.27%         (1.73%)        16.40%         15.33%
Net assets, end of period
  (000s).................    $145,877        $166,365       $253,385       $252,855       $320,186       $363,835
Net expenses to average
  net assets#............        1.34%**         1.36%          1.40%          1.33%          1.30%          1.34%
Gross expenses to average
  net assets#............        1.36%**         1.39%          1.42%          1.35%          1.32%          1.36%
Net investment (loss) to
  average net assets.....      (0.64%)**       (0.92%)        (0.98%)        (0.39%)        (0.05%)        (0.28%)
Portfolio turnover
  rate@..................         227%            226%           186%           152%           110%           186%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS
                                              ENDED         YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31, 2000
                                          -------------  -----------------
CLASS R SHARES
Net Asset Value, beginning of period....     $ 4.39           $ 8.68
Income from investment operations:
    Net investment income (loss)........       0.01            (0.03)
    Net (losses) on securities (both
     realized and unrealized)...........      (0.45)           (2.03)
                                             ------           ------
       Total from investment
         operations.....................      (0.44)           (2.06)
Less distributions:
    From net investment income..........       0.00             0.00
    From net realized gains.............       0.00            (1.40)
    In excess of net realized gains.....       0.00            (0.83)
                                             ------           ------
       Total distributions..............       0.00            (2.23)
Net Asset Value, end of period..........     $ 3.95           $ 4.39
                                             ======           ======
Total Return/Ratios
    Total return........................     (10.02%)         (23.28%)
    Net assets, end of period (000s)....     $   10           $    7
    Net expenses to average net
     assets#............................       0.92%**          1.00%
    Gross expenses to average net
     assets#............................       0.95%**          1.03%
    Net investment (loss) to average net
     assets.............................      (0.23%)**        (0.55%)
    Portfolio turnover rate@............        227%             226%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS
                                              ENDED         YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31, 2000
                                          -------------  -----------------
CLASS T SHARES
Net Asset Value, beginning of period....     $ 4.35           $ 8.68
Income from investment operations:
    Net investment (loss)...............      (0.01)           (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........      (0.42)           (2.08)
                                             ------           ------
        Total from investment
          operations....................      (0.43)           (2.10)
Less distributions:
    From net investment income..........       0.00             0.00
    From net realized gains.............       0.00            (1.40)
    In excess of net realized gains.....       0.00            (0.83)
                                             ------           ------
        Total distributions.............       0.00            (2.23)
Net Asset Value, end of period..........     $ 3.92           $ 4.35
                                             ======           ======
Total Return/Ratios
    Total return*.......................      (9.89%)         (23.80%)
    Net assets, end of period (000s)....     $   27           $   29
    Net expenses to average net
      assets#...........................       1.43%**          1.50%
    Gross expenses to average net
      assets#...........................       1.45%**          1.55%
    Net investment (loss) to average net
      assets............................      (0.73%)**        (0.98%)
    Portfolio turnover rate@............        227%             226%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $7,918 during the six months ended
June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 20, 2001 the Fund was charged $1,709 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $671, $1,356, $379, and $35, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $4,069, $1,139, $186,139, and $35, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers.......................  $         0
Post-October Capital Loss Deferral................  $31,771,832
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $149,265,545
Unrealized Appreciation...........................  $14,845,481
Unrealized (Depreciation).........................  $(9,814,612)
Net Appreciation..................................  $ 5,030,869

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS ENDED   YEAR ENDED
                                              6/30/01         12/31/00
                                          ----------------  -------------
CLASS A
      Shares sold.......................           67,902        130,333
      Shares issued for dividends
        reinvested......................                0         35,673
      Shares redeemed...................          (72,710)       (23,299)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................           (4,808)       142,707
CLASS B
      Shares sold.......................           81,435        194,199
      Shares issued for dividends
        reinvested......................                0         64,582
      Shares redeemed...................          (14,543)       (16,522)
      NET INCREASE IN SHARES
        OUTSTANDING.....................           66,892        242,229
CLASS C
      Shares sold.......................           13,600        129,396
      Shares issued for dividends
        reinvested......................                0         38,382
      Shares redeemed...................          (35,116)       (70,274)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................          (21,516)        97,504


                                          SIX MONTHS ENDED   YEAR ENDED
                                              6/30/01         12/31/00
                                          ----------------  -------------
CLASS F
      Shares sold.......................       13,390,926     17,902,347
      Shares issued for dividends
        reinvested......................                0     12,797,870
      Shares redeemed...................      (14,435,195)   (21,773,091)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (1,044,269)     8,927,126
CLASS R
      Shares sold.......................            9,851          1,417
      Shares issued for dividends
        reinvested......................                0            507
      Shares redeemed...................           (8,807)          (553)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            1,044          1,371
CLASS T
      Shares sold.......................              592          5,695
      Shares issued for dividends
        reinvested......................                0          1,084
      Shares redeemed...................             (306)          (212)
      NET INCREASE IN SHARES
        OUTSTANDING.....................              286          6,567

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings is limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2001 there were no such borrowings.

   UNDERSTANDING FINANCIAL HIGHLIGHTS
    (UNAUDITED)
The following definitions may help you understand the Financial Highlights on pages 22-27.

NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of the Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding shares.

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses, In cases where expenses exceed such income, this amount is shown as a loss.

NET GAINS (OR LOSSES) ON SECURITIES (BOTH REALIZED AND UNREALIZED). The per-share increase (or decrease) in the value of the securities held by the Fund. The Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is unrealized when the value of the securities increases (or decreases) and the security is not sold.

LESS DISTRIBUTIONS:
FROM NET INVESTMENT INCOME.  The net income per share paid by the Fund.

FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

NET ASSET VALUE--END OF PERIOD. The value of one share of a Fund at the end of the period.

TOTAL RETURN/RATIOS:
TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the period, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

NET ASSETS--END OF PERIOD. The value of the Fund's assets, minus liabilities, at the end of the period.

NET EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses after expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

GROSS EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the period.

PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly value of the Fund's securities portfolio.

FOR MORE INFORMATION

DREYFUS FOUNDERS
MID-CAP GROWTH FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440

OR CONTACT US AT

Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C) 2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-MC

DREYFUS FOUNDERS
MID-CAP GROWTH FUND

SEMIANNUAL REPORT
JUNE 30, 2001

TABLE OF CONTENTS' PRESIDENT

About this Report                                        3
A Message from Founders' President                       4
Management Overview                                      6
Statement of Investments                                12
Statement of Assets and Liabilities                     17
Statement of Operations                                 19
Statements of Changes in Net Assets                     20
Financial Highlights                                    22
Notes to Financial Statements                           28
Understanding Financial Highlights                      34

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

         AU       Australia
         BE       Belgium
         BR       Brazil
         CA       Canada
         CN       China
         DE       Denmark
         FI       Finland
         FR       France
         GE       Germany
         HK       Hong Kong
         IE       Ireland
         IN       India
         IS       Israel
         IT       Italy
         JA       Japan
         KR       South Korea
         LU       Luxembourg
         MX       Mexico
         NE       Netherlands
         NW       Norway
         PT       Portugal
         SG       Singapore
         SP       Spain
         SW       Sweden
         SZ       Switzerland
         TH       Thailand
         TW       Taiwan
         UK       United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

-  NOT FDIC-INSURED  -  NOT BANK-GUARANTEED  -  MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing such as limited product lines and small market share.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Each securities index shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities indexes do not reflect the costs of managing a mutual fund.

The Fund's performance will no longer be compared to the Lipper Mid-Cap Growth Fund Index or the Consumer Price Index. The other indexes presented more accurately reflect the Fund's investment strategy. For your information, we have included both of these indexes.

- The Standard & Poor's (S&P) MidCap 400 Index is a widely recognized, unmanaged mid-cap index of 400 domestic stocks chosen for their market size, liquidity, and industry group representations.

- The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies.

- The Russell Midcap Value Index measures the performance of the smallest companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

- The Lipper Mid-Cap Growth Fund Index is an average of the performance of the 30 largest mid-cap growth funds tracked by Lipper Inc.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

[PHOTO RICHARD W. SABO]

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches he used to cope with this challenging market, and discusses how he's positioned the Fund for the future. We hope you find the comments informative and insightful as you take the time to review your own investment plan.

There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER KEVIN SONNETT, CFA

[PHOTO]

HOW DID THE MID-CAP GROWTH FUND PERFORM OVER THE PERIOD?

The first six months of 2001 were challenging for stocks in all capitalization ranges. Throughout the period, investor sentiment cycled rapidly between optimism and pessimism. The Federal Reserve's interest rate cuts buoyed the market's hopes of a recovery in the second half, while a spate of earnings warnings and negative economic news raised the specter of a recession.

Under these conditions, medium-capitalization growth stocks lost ground, though not as severely as large-cap growth stocks. The Dreyfus Founders Mid-Cap Growth Fund was down for the period, but outperformed the mid-cap growth fund category average, as measured by Lipper Inc., which returned -12.69%

WHY DID INVESTORS SHY AWAY FROM GROWTH STOCKS DURING THE FIRST HALF?

In uncertain times, investors often decide that discretion is the better part of valor--they often sell more aggressive investments in order to take up a more defensive posture. We certainly saw this type of behavior in the first half of 2001 as investors shunned growth stocks (those favored by the Mid-Cap Growth
Fund) and pursued value stocks and fixed-income instruments. Growth stocks from all capitalization levels suffered, but the effect was very pronounced at the mid-cap level: the Russell Midcap Value Index gained 3.27% for the six months ended June 30, 2001, while the Russell Midcap Growth Index lost -12.96% over the same period.


FUND AT A GLANCE

This fund emphasizes investments in equity securities of medium-size companies that we believe have favorable growth prospects.

This is a stunning reversal. In the late 1990s, it seemed that the market had lost all interest in analyzing a company's relative valuation, and many growth stocks (often regardless of their fundamental strengths) rose to dizzying heights while value stocks languished. But since the market's slide began in March 2000, growth stocks have given back most of this relative outperformance, and valuation has started to matter again--as it should.

Our search has always been for solid growth prospects at attractive valuations. As the fundamentals of many firms deteriorated in the first half, determining what was a fair valuation for a promising company often presented quite a challenge. We relied heavily on our experience and research techniques and were pleased with many of our portfolio holdings; yet the market's appetite for defensive stocks proved a tough tide to swim against.

HOW DID THE FUND'S POSTURE AFFECT PERFORMANCE?

Throughout the half, the Mid-Cap Growth Fund's technology component was smaller than that of the benchmark Russell Midcap Growth Index. This was a byproduct of our bottom-up, company-by-company portfolio management philosophy: we felt that fundamentals throughout the tech sector showed signs of deterioration in the first quarter, and we selectively sold or trimmed positions if we perceived growing weakness. Unfortunately, this did not always protect us from loss.


PORTFOLIO COMPOSITION


28.68%  Healthcare
20.57%  Technology
15.43%  Consumer Cyclicals
 8.01%  Financials
 4.29%  Energy
 4.12%  Consumer Staples
 3.50%  Capital Goods
 3.26%  Utilities
 1.06%  Transporation
 6.39%  Cash & Equivalents
 4.69%  Other

A case in point is Wireless Facilities (no longer a Fund holding), which we sold in March. This wireless network engineering company showed great promise in helping wireless providers build needed infrastructure. However, larger wireless providers found it difficult to attract new subscribers, and smaller providers were having difficulty raising the capital necessary to expand. In short, Wireless Facilities found its services in much less demand, and the stock fell by some -78% before we were able to sell our position, and this seriously hurt Fund performance. While our aggressive sell discipline allowed us to sidestep the additional -53% slide the stock made after our liquidation, we are disappointed we did not see the company's weakening fundamentals earlier.

While the Fund's portfolio was generally underweight in tech stocks during the period, we were significantly overweight in healthcare stocks relative to our benchmark throughout the half, and strong stock picks from this area


GROWTH OF $10,000 INVESTMENT


[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 6/30/91 to a $10,000 investment made in securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page
3. Further information related to Fund performance is contained elsewhere in this report.

contributed greatly to the Fund's performance. Such picks included FOREST LABORATORIES, INC. (representing 1.69% of the Fund on June 30, 2001) and WATSON PHARMACEUTICALS, INC. (2.27% of the Fund).

Mid-cap stocks from the energy sector struggled during the half, but we were very pleased with our stock picks from this area, including independent power producers such as CALPINE CORPORATION (0.98% of the Fund). Our research shows there has been major underinvestment in new power facilities over the past decade, and this firm (which builds and operates independent power plants and sells electricity on the wholesale market) has stepped in to fill the gap.

WHAT PROMPTED THE FUND'S INVESTMENT IN EXCHANGE-TRADED FUNDS (ETFs)?

Due to weakening economic conditions in the half, the fundamentals of many mid-cap growth companies deteriorated, and we felt it prudent to reduce or eliminate the Fund's position in such companies. This aggressive sell discipline was a key to outperforming the Russell Midcap Growth Index, the Fund's


AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01


CLASS                               YEAR-TO-    1        5        10      SINCE
(INCEPTION DATE)                      DATE     YEAR     YEARS   YEARS    INCEPTION
CLASS A SHARES 12/31/99
         With sales charge (5.75%)  (15.00%)  (39.49%)    --       --       (24.88%)
         Without sales charge        (9.82%)  (35.80%)    --       --       (21.85%)
CLASS B SHARES 12/31/99
         With redemption*           (13.78%)  (38.89%)    --       --       (24.13%)
         Without redemption         (10.19%)  (36.34%)    --       --       (22.57%)
CLASS C SHARES 12/31/99
         With redemption**          (11.08%)  (36.41%)    --       --       (22.57%)
         Without redemption         (10.19%)  (36.41%)    --       --       (22.57%)
CLASS F SHARES 9/8/61                (9.86%)  (35.94%)   3.06%    9.4%        N/A
CLASS R SHARES 12/31/99             (10.02%)  (35.85%)    --       --       (21.89%)
CLASS T SHARES 12/31/99
         With sales charge (4.50%)  (13.93%)  (38.92%)    --       --       (24.51%)
         Without sales charge        (9.89%)  (36.05%)    --       --       (22.17%)


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
+  Total return is not annualized.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

primary passive benchmark, for the half. But it also presented us with a quandary: our sales left us with a higher-than-targeted position of uninvested cash, and in the volatile environment, it was challenging to find enough promising companies in which to invest.

We could have held a higher cash weighting as a defense against further weakness, but believed that tactic would have been a drag on performance had the market moved upward. More importantly, we felt that our shareholders had invested in the Mid-Cap Growth Fund to gain exposure to the mid-cap equity marketplace; therefore, we remained as fully invested in mid-cap stocks as possible.

While we sought more promising opportunities in individual growth companies, we initiated positions in Standard & Poor's MidCap 400 I Shares (no longer a Fund holding), and S&P MidCap 400 Depository Receipts (4.69% of the
Fund), funds that mirror the performance of the S&P MidCap 400 Index. These exchange-traded funds did help us keep the Fund invested under challenging market conditions.

WHAT MAY THE SECOND HALF OF THE YEAR HOLD IN STORE FOR THE MID-CAP GROWTH FUND?

As of the end of June, we have seen no definitive sign that the U.S. economy has bottomed, despite reduced interest rates. As it often takes between six and 12 months for such cuts to translate into economic growth, we may have to wait until the end of 2001 before a clearer picture emerges.


LARGEST EQUITY HOLDINGS


         1.       S&P Mid-Cap 400 Depository Receipts         4.69%
         2.       Andrx Group                                 3.18%
         3.       IVAX Corporation                            2.90%
         4.       Watson Pharmaceuticals, Inc.                2.27%
         5.       Shire Pharmaceuticals Group PLC ADR         2.18%
         6.       Cabletron Systems, Inc.                     2.12%
         7.       Quest Diagnostics, Inc.                     2.09%
         8.       Macrovision Corporation                     2.06%
         9.       Laboratory Corporation of America Holdings  2.05%
        10.       AmeriCredit Corporation                     2.00%


A volatile stock market and an uncertain economy, while difficult to live through, can create a tremendous amount of market inefficiency and investment opportunity. While the market's first-half weakness certainly hurt the Fund's performance, we were able to buy battered-down stocks of fundamentally strong companies, such as CINTAS CORPORATION (0.99% of the Fund), PEREGRINE SYSTEMS, INC. (0.58% of the Fund), and FASTENAL COMPANY (1.43% of the Fund). And in most cases, we were able to purchase these companies at valuations that were attractive, given the long-term potential of these solid firms. This may be of benefit to the Fund if the economy finally turns the corner.

Over the past year, one of the largest risks investors faced was being overly optimistic in estimates of future corporate profits, which in turn made it difficult to determine whether a company's stock was attractively valued.
As we stand at the end of the first half, the situation has reversed: we believe the market is getting close to the point where the risk could lie in being too pessimistic in forecasting future profits. Our focus has always been on using our research emphasis to help make the most accurate earnings estimates possible. If we succeed in this effort going forward, we believe the Fund may benefit.



/s/ Kevin Sonnett

Kevin Sonnett, CFA
Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS
MID-CAP GROWTH FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440

OR CONTACT US AT

Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C) 2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-MC

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                MARKET VALUE

------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-87.9%
AIR FREIGHT-1.1%
            Expeditors International of
    26,050  Washington, Inc.........................  $  1,562,965
                                                      ------------
AUTO PARTS & EQUIPMENT-0.4%
    16,450  Lear Corporation*.......................       574,105
                                                      ------------
BANKS (REGIONAL)-1.0%
    24,825  Zions Bancorporation....................     1,464,675
                                                      ------------
BIOTECHNOLOGY-4.7%
    32,625  Celgene Corporation*....................       941,231
    32,375  Cephalon, Inc...........................     2,282,438
    10,750  Human Genome Sciences, Inc.*............       647,688
    43,375  MedImmune, Inc.*........................     2,047,300
    10,825  Protein Design Labs, Inc................       939,177
                                                      ------------
                                                         6,857,834
                                                      ------------
BROADCASTING (TV, RADIO & CABLE)-3.3%
    25,950  Adelphia Communications Corporation*....     1,063,950
    94,050  Charter Communications, Inc.*...........     2,196,068
    22,125  Cox Radio, Inc. Class A*................       616,181
    19,000  Entercom Communications Corporation.....     1,018,590
                                                      ------------
                                                         4,894,789
                                                      ------------
COMMUNICATION EQUIPMENT-2.5%
    12,150  Comverse Technology, Inc.*..............       693,765
   156,775  DMC Stratex Networks, Inc.*.............     1,567,750
    51,950  Harris Corporation......................     1,413,560
                                                      ------------
                                                         3,675,075
                                                      ------------
COMPUTERS (NETWORKING)-2.3%
   137,050  Cabletron Systems, Inc.*................     3,131,593
    16,725  McData Corporation A Shares*............       293,524
                                                      ------------
                                                         3,425,117
                                                      ------------
COMPUTERS (SOFTWARE & SERVICES)-5.8%
    29,225  Amdocs Limited*.........................     1,573,766
    13,050  Internet Security Systems, Inc.*........       633,708
    44,490  Macrovision Corporation*................     3,047,565
    11,400  Mercury Interactive Corporation*........       682,860
    29,550  Peregrine Systems, Inc.*................       856,950
    64,575  Rational Software Corporation*..........     1,811,329
                                                      ------------
                                                         8,606,178
                                                      ------------
CONSUMER FINANCE-3.2%
    57,100  AmeriCredit Corporation*................     2,966,345
    30,300  Capital One Financial Corporation.......     1,818,000
                                                      ------------
                                                         4,784,345
                                                      ------------


------------------------------------------------------------------
SHARES                                                MARKET VALUE

ELECTRONICS (INSTRUMENTATION)-1.9%
    91,400  Acterna Corporation*....................  $  1,005,400
    28,275  PerkinElmer, Inc........................       778,411
    38,475  Waters Corporation*.....................     1,062,295
                                                      ------------
                                                         2,846,106
                                                      ------------
ELECTRONICS (SEMICONDUCTORS)-2.3%
    21,250  Cree, Inc.*.............................       555,581
    26,075  International Rectifier Corporation.....       889,158
    25,775  Micrel, Inc.*...........................       850,575
    30,750  Vitesse Semiconductor Corporation*......       646,980
    12,525  Xilinx, Inc.*...........................       516,531
                                                      ------------
                                                         3,458,825
                                                      ------------
EQUIPMENT (SEMICONDUCTORS)-2.1%
    26,000  KLA Instruments Corporation.............     1,520,220
    16,400  Novellus Systems, Inc.*.................       931,356
    21,000  Teradyne, Inc.*.........................       695,100
                                                      ------------
                                                         3,146,676
                                                      ------------
FINANCIAL (DIVERSIFIED)-2.0%
    49,700  Ambac Financial Group, Inc..............     2,892,540
                                                      ------------
FOOTWEAR-0.4%
    15,650  Timberland Company Class A*.............       618,332
                                                      ------------
GAMING, LOTTERY, & PARIMUTUEL COMPANIES-1.2%
    48,450  Harrah's Entertainment, Inc.*...........     1,710,285
                                                      ------------
HEALTHCARE (DIVERSIFIED)-2.9%
   109,887  IVAX Corporation*.......................     4,285,593
                                                      ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-8.6%
    24,250  Allergan, Inc...........................     2,073,375
    61,075  Andrx Group*............................     4,702,775
    35,250  Forest Laboratories, Inc.*..............     2,502,750
    54,550  Watson Pharmaceuticals, Inc.*...........     3,362,462
                                                      ------------
                                                        12,641,362
                                                      ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.5%
    33,575  Sicor, Inc.*............................       775,583
                                                      ------------
HEALTHCARE (MANAGED CARE)-1.4%
    38,350  Express Scripts, Inc.*..................     2,110,401
                                                      ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.6%
   102,935  CYTYC Corporation*......................     2,372,652
                                                      ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                MARKET VALUE

------------------------------------------------------------------

HEALTHCARE (SPECIALIZED SERVICES)-4.9%
            Laboratory Corporation of America
    39,350  Holdings*...............................  $  3,026,015
    41,400  Quest Diagnostics, Inc.*................     3,098,790
    45,200  Quintiles Transnational Corporation.....     1,141,300
                                                      ------------
                                                         7,266,105
                                                      ------------
INVESTMENT BANKING & BROKERAGE-0.4%
    33,175  Instinet Group, Inc.*...................       618,382
                                                      ------------
INVESTMENT COMPANIES-4.7%
            Standard & Poor's Mid-Cap 400 Depository
    72,800  Receipts................................     6,934,200
                                                      ------------
INVESTMENT MANAGEMENT-1.4%
    12,200  BlackRock, Inc.*........................       418,338
    52,125  Federated Investors, Inc................     1,678,425
                                                      ------------
                                                         2,096,763
                                                      ------------
LEISURE TIME (PRODUCTS)-1.0%
    31,475  Harley-Davidson, Inc....................     1,481,843
                                                      ------------
LODGING-HOTELS-2.3%
    75,575  Hilton Hotels Corporation...............       876,670
            Starwood Hotels & Resorts
    67,725  Worldwide, Inc..........................     2,524,788
                                                      ------------
                                                         3,401,458
                                                      ------------
MANUFACTURING (DIVERSIFIED)-0.5%
    13,575  Danaher Corporation.....................       760,200
                                                      ------------
MANUFACTURING (SPECIALIZED)-1.0%
    46,000  Jabil Circuit, Inc.*....................     1,419,560
                                                      ------------
METAL FABRICATORS-0.4%
    15,175  Shaw Group, Inc.*.......................       608,518
                                                      ------------
OIL & GAS (DRILLING & EQUIPMENT)-4.0%
    46,200  BJ Services Company*....................     1,311,156
    54,250  Hanover Compressor Company*.............     1,795,133
    31,425  Nabors Industries, Inc.*................     1,169,010
    26,050  Smith International, Inc.*..............     1,560,395
                                                      ------------
                                                         5,835,694
                                                      ------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.4%
    10,175  Apache Corporation......................       516,381
                                                      ------------
POWER PRODUCERS (INDEPENDENT)-3.3%
    38,425  Calpine Corporation*....................     1,452,465
    67,875  Orion Power Holdings, Inc.*.............     1,616,104
    71,225  Reliant Resources, Inc.*................     1,759,258
                                                      ------------
                                                         4,827,827
                                                      ------------
RETAIL (BUILDING SUPPLIES)-1.4%
    34,075  Fastenal Company........................     2,111,969
                                                      ------------


------------------------------------------------------------------
SHARES                                                MARKET VALUE

RETAIL (COMPUTERS & ELECTRONICS)-2.1%
    13,600  Best Buy Company, Inc...................  $    863,872
    43,600  CDW Computer Centers, Inc.*.............     1,731,356
    17,225  Tech Data Corporation*..................       574,626
                                                      ------------
                                                         3,169,854
                                                      ------------
RETAIL (DISCOUNTERS)-0.9%
    49,275  Dollar Tree Stores, Inc.*...............     1,371,816
                                                      ------------
RETAIL (SPECIALTY-APPAREL)-1.8%
    32,825  Abercrombie & Fitch Company*............     1,460,713
    34,600  American Eagle Outfitters, Inc.*........     1,219,304
                                                      ------------
                                                         2,680,017
                                                      ------------
SERVICES (ADVERTISING/MARKETING)-1.3%
    45,150  Lamar Advertising Company*..............     1,986,600
                                                      ------------
SERVICES (COMMERCIAL & CONSUMER)-2.5%
            Affiliated Computer Services, Inc.
    23,375  Class A*................................     1,680,896
    31,525  Cintas Corporation......................     1,458,031
    16,100  DeVry, Inc.*............................       581,532
                                                      ------------
                                                         3,720,459
                                                      ------------
SERVICES (COMPUTER SYSTEMS)-1.8%
    61,125  Convergys Corporation*..................     1,849,031
    33,370  Titan Corporation*......................       764,173
                                                      ------------
                                                         2,613,204
                                                      ------------
SERVICES (DATA PROCESSING)-1.8%
    22,925  CSG Systems International, Inc.*........     1,326,705
    20,850  Fiserv, Inc.*...........................     1,333,983
                                                      ------------
                                                         2,660,688
                                                      ------------
SERVICES (EMPLOYMENT)-0.8%
    13,675  Manpower, Inc...........................       408,883
    31,850  Robert Half International, Inc.*........       792,747
                                                      ------------
                                                         1,201,630
                                                      ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$123,752,349).................................   129,986,606
                                                      ------------
COMMON STOCKS (FOREIGN)-5.7%
AEROSPACE/DEFENSE-0.7%
            Embraer-Empresa Brasileira de
    26,675  Aeronautica SA Sponsored ADR (BR).......     1,041,659
                                                      ------------
ELECTRICAL EQUIPMENT-0.9%
    26,050  Celestica, Inc. ADR (CA)*...............     1,341,575
                                                      ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                MARKET VALUE

------------------------------------------------------------------

HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-4.1%
            Shire Pharmaceuticals Group PLC ADR
    58,125  (UK)....................................  $  3,225,938
            Teva Pharmaceutical Industries Limited
    46,600  Sponsored ADR (IS)......................     2,903,180
                                                      ------------
                                                         6,129,118
                                                      ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$7,910,806)...................................     8,512,352
                                                      ------------
PRINCIPAL                                              AMORTIZED
AMOUNT                                                    COST

------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-10.7%
ALUMINUM-0.7%
$1,000,000  Alcoa, Inc. 3.82% 07/02/01..............       999,894
                                                      ------------
CONSUMER FINANCE-4.7%
            Paccar Financial Corporation 3.85%
 7,000,000  07/02/01................................     6,999,252
                                                      ------------
FINANCIAL (DIVERSIFIED)-4.6%
            American Express Credit Corporation
 6,800,000  3.90% 07/03/01..........................     6,798,527
                                                      ------------
RETAIL (DISCOUNTERS)-0.7%
 1,000,000  Wal-Mart Stores, Inc. 3.90% 07/03/01....       999,783
                                                      ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$15,797,456)........................    15,797,456
                                                      ------------
TOTAL INVESTMENTS-104.3%
(COST-$147,460,611).................................   154,296,414
OTHER ASSETS AND LIABILITIES-(4.3%).................    (6,340,774)
                                                      ------------
NET ASSETS-100.0%...................................  $147,955,640
                                                      ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $147,460,611
                                                    ------------
Investment securities, at market..................   154,296,414
Cash..............................................       404,495
Receivables:
  Investment securities sold......................     3,764,614
  Capital shares sold.............................       412,566
  Interest........................................        16,193
Other assets......................................        36,682
                                                    ------------
    Total Assets..................................   158,930,964
                                                    ------------

LIABILITIES
Payables:
  Investment securities purchased.................    10,573,209
  Capital shares redeemed.........................        46,969
  Advisory fees...................................        97,844
  Shareholder servicing fees......................        20,037
  Accounting fees.................................         3,101
  Distribution fees...............................        83,590
  Other...........................................       150,574
                                                    ------------
    Total Liabilities.............................    10,975,324
                                                    ------------
Net Assets........................................  $147,955,640
                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (UNAUDITED) (CONTINUED)

Net Assets--Class A...............................  $    544,985
Shares Outstanding--Class A.......................       138,016
Net Asset Value and Redemption Price Per Share....  $       3.95
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $       4.19

Net Assets--Class B...............................  $  1,200,910
Shares Outstanding--Class B.......................       309,238
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       3.88

Net Assets--Class C...............................  $    295,634
Shares Outstanding--Class C.......................        76,105
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $       3.88

Net Assets--Class F...............................  $145,876,747
Shares Outstanding--Class F.......................    37,089,520
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       3.93

Net Assets--Class R...............................  $     10,009
Shares Outstanding--Class R.......................         2,532
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $       3.95

Net Assets--Class T...............................  $     27,355
Shares Outstanding--Class T.......................         6,970
Net Asset Value and Redemption Price Per Share....  $       3.92
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $       4.10

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $     73,783
  Interest........................................       453,130
  Foreign tax withheld............................          (933)
                                                    ------------
    Total Investment Income.......................       525,980
                                                    ------------
Expenses:
  Advisory fees--Note 2...........................       602,977
  Shareholder servicing fees--Note 2..............       121,431
  Accounting fees--Note 2.........................        18,859
  Distribution fees--Note 2.......................       191,382
  Transfer agency fees--Note 2....................        34,607
  Registration fees...............................        17,346
  Postage and mailing expenses....................         6,965
  Custodian fees and expenses--Note 2.............         6,885
  Printing expenses...............................        13,839
  Legal and audit fees............................         4,889
  Directors' fees and expenses....................         4,560
  Other expenses..................................         7,112
                                                    ------------
    Total Expenses................................     1,030,852
    Earnings Credits..............................       (16,195)
                                                    ------------
    Net Expenses..................................     1,014,657
                                                    ------------
  Net Investment (Loss)...........................      (488,677)
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions:...   (27,769,888)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................    10,390,601
                                                    ------------
    Net Realized and Unrealized (Loss) on
    Investments and Foreign Currency
    Transactions..................................   (17,379,287)
                                                    ------------
Net (Decrease) in Net Assets Resulting from
Operations........................................   (17,867,964)
                                                    ============

Purchases of long-term securities.................  $171,191,608
Proceeds from sales of long-term securities.......  $162,009,678
Purchases of long-term U.S. Government
Obligations.......................................  $          0
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $          0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                            6/30/01       12/31/00
                                          ------------  ------------
OPERATIONS
Net Investment (Loss)...................  $   (488,677) $ (2,210,768)
Net Realized Gain (Loss) from Security
  Transactions..........................   (27,769,888)   21,389,326
Net Change in Unrealized
  Appreciation/Depreciation.............    10,390,601   (74,029,742)
                                          ------------  ------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................   (17,867,964)  (54,851,184)
                                          ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................             0      (101,606)
  Class B...............................             0      (206,604)
  Class C...............................             0      (115,730)
  Class F...............................             0   (36,663,417)
  Class R...............................             0        (1,374)
  Class T...............................             0        (2,919)
                                          ------------  ------------
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A...............................             0       (60,314)
  Class B...............................             0      (122,640)
  Class C...............................             0       (68,698)
  Class F...............................             0   (21,763,447)
  Class R...............................             0          (816)
  Class T...............................             0        (1,733)
                                          ------------  ------------
Net (Decrease) from Dividends and
  Distributions.........................             0   (59,109,298)
                                          ------------  ------------

                                           SIX MONTHS       YEAR
                                             ENDED         ENDED
                                            6/30/01       12/31/00
                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $    269,747  $  1,027,758
  Class B...............................       327,249     1,577,789
  Class C...............................        54,956       972,448
  Class F...............................    52,748,832   149,300,756
  Class R...............................        38,698        13,000
  Class T...............................         2,382        38,645
Reinvested dividends and distributions
  Class A...............................             0       153,750
  Class B...............................             0       275,118
  Class C...............................             0       163,508
  Class F...............................             0    55,029,267
  Class R...............................             0         2,190
  Class T...............................             0         4,652
                                          ------------  ------------
                                            53,441,864   208,558,881
Cost of shares redeemed
  Class A...............................      (282,339)     (178,090)
  Class B...............................       (52,556)     (117,019)
  Class C...............................      (147,561)     (371,231)
  Class F...............................   (55,595,123) (178,820,471)
  Class R...............................       (34,005)       (4,983)
  Class T...............................        (1,200)       (1,800)
                                          ------------  ------------
                                           (56,112,784) (179,493,594)
                                          ------------  ------------
Net Increase (Decrease) from Capital
  Share Transactions....................    (2,670,920)   29,065,287
                                          ------------  ------------
Net (Decrease) in Net Assets............   (20,538,884)  (84,895,195)
NET ASSETS
  Beginning of period...................  $168,494,524  $253,389,719
                                          ------------  ------------
  End of period.........................  $147,955,640  $168,494,524
                                          ============  ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $203,734,450  $206,405,370
Accumulated undistributed (distribution
  in excess of) net investment income...      (488,677)            0
Accumulated undistributed net realized
  (losses) from security transactions...   (62,122,894)  (34,353,006)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................     6,832,761    (3,557,840)
                                          ------------  ------------
Total...................................  $147,955,640  $168,494,524
                                          ============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS
                                              ENDED         YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31, 2000
                                          -------------  -----------------
CLASS A SHARES
Net Asset Value, beginning of period....    $   4.38         $   8.68
Income from investment operations:
    Net investment (loss)...............       (0.01)           (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........       (0.42)           (2.05)
                                            --------         --------
        Total from investment
          operations....................       (0.43)           (2.07)
Less distributions:
    From net investment income..........        0.00             0.00
    From net realized gains.............        0.00            (1.40)
In excess of net realized gains.........        0.00            (0.83)
                                            --------         --------
        Total distributions.............        0.00            (2.23)
Net Asset Value, end of period..........    $   3.95         $   4.38
                                            ========         ========
Total Return/Ratios
    Total return*.......................       (9.82%)         (23.40%)
    Net assets, end of period (000s)....    $    545         $    625
    Net expenses to average net
      assets#...........................        1.18%**          1.25%
    Gross expenses to average net
      assets#...........................        1.20%**          1.29%
    Net investment (loss) to average net
      assets............................       (0.47%)**        (0.74%)
    Portfolio turnover rate@............         227%             226%

  *  Sales charges are not reflected in the total return.
 **  Annualized
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS
                                              ENDED         YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31, 2000
                                          -------------  -----------------
CLASS B SHARES
Net Asset Value, beginning of period....     $  4.32          $  8.68
Income from investment operations:
    Net investment (loss)...............       (0.01)           (0.04)
    Net (losses) on securities (both
      realized and unrealized)..........       (0.43)           (2.09)
                                             -------          -------
        Total from investment
          operations....................       (0.44)           (2.13)
Less distributions:
    From net investment income..........        0.00             0.00
    From net realized gains.............        0.00            (1.40)
    In excess of net realized gains.....        0.00            (0.83)
                                             -------          -------
        Total distributions.............        0.00            (2.23)
Net Asset Value, end of period..........     $  3.88          $  4.32
                                             =======          =======
Total Return/Ratios
    Total return*.......................      (10.19%)         (24.14%)
    Net assets, end of period (000s)....     $ 1,201          $ 1,047
    Net expenses to average net
      assets#...........................        1.93%**          1.99%
    Gross expenses to average net
      assets#...........................        1.95%**          2.04%
    Net investment (loss) to average net
      assets............................       (1.25%)**        (1.47%)
    Portfolio turnover rate@............         227%             226%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS
                                              ENDED         YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31, 2000
                                          -------------  -----------------
CLASS C SHARES
Net Asset Value, beginning of period....     $  4.32          $  8.68
Income from investment operations:
    Net investment (loss)...............       (0.03)           (0.04)
    Net (losses) on securities (both
      realized and unrealized)..........       (0.41)           (2.09)
                                             -------          -------
        Total from investment
          operations....................       (0.44)           (2.13)
Less distributions:
    From net investment income..........        0.00             0.00
    From net realized gains.............        0.00            (1.40)
    In excess of net realized gains.....        0.00            (0.83)
                                             -------          -------
        Total distributions.............        0.00            (2.23)
Net Asset Value, end of period..........     $  3.88          $  4.32
                                             =======          =======
Total Return/Ratios
Total return*...........................      (10.19%)         (24.14%)
Net assets, end of period (000s)........     $   296          $   422
Net expenses to average net assets#.....        1.93%**          2.00%
Gross expenses to average net assets#...        1.95%**          2.04%
Net investment (loss) to average net
  assets................................       (1.23%)**        (1.46%)
Portfolio turnover rate@................         227%             226%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                            SIX MONTHS
                               ENDED                                YEAR ENDED DECEMBER 31,
                             JUNE 30,        ---------------------------------------------------------------------
                               2001            2000           1999           1998           1997           1996
                            -----------      ---------      ---------      ---------      ---------      ---------
CLASS F SHARES
Net Asset Value,
  beginning of period....    $   4.36        $   8.68       $   7.44       $   7.72       $   7.66       $   7.05
Income from investment
  operations:
    Net investment income
      (loss).............       (0.02)          (0.03)         (0.08)         (0.03)          0.01          (0.02)
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........       (0.41)          (2.06)          3.12          (0.11)          1.21           1.09
                             --------        --------       --------       --------       --------       --------
         Total from
            investment
            operations...       (0.43)          (2.09)          3.04          (0.14)          1.22           1.07
Less distributions:
    From net investment
      income.............        0.00            0.00           0.00           0.00           0.00           0.00
    From net realized
      gains..............        0.00           (1.40)         (1.80)         (0.14)         (1.16)         (0.46)
    In excess of net
      realized gains.....        0.00           (0.83)          0.00           0.00           0.00           0.00
                             --------        --------       --------       --------       --------       --------
         Total
         distributions...        0.00           (2.23)         (1.80)         (0.14)         (1.16)         (0.46)
    Net Asset Value, end
      of period..........    $   3.93        $   4.36       $   8.68       $   7.44       $   7.72       $   7.66
                             ========        ========       ========       ========       ========       ========
Total Return/Ratios
    Total return.........       (9.86%)        (23.69%)        42.27%         (1.73%)        16.40%         15.33%
Net assets, end of period
  (000s).................    $145,877        $166,365       $253,385       $252,855       $320,186       $363,835
Net expenses to average
  net assets#............        1.34%**         1.36%          1.40%          1.33%          1.30%          1.34%
Gross expenses to average
  net assets#............        1.36%**         1.39%          1.42%          1.35%          1.32%          1.36%
Net investment (loss) to
  average net assets.....      (0.64%)**       (0.92%)        (0.98%)        (0.39%)        (0.05%)        (0.28%)
Portfolio turnover
  rate@..................         227%            226%           186%           152%           110%           186%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS
                                              ENDED         YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31, 2000
                                          -------------  -----------------
CLASS R SHARES
Net Asset Value, beginning of period....     $ 4.39           $ 8.68
Income from investment operations:
    Net investment income (loss)........       0.01            (0.03)
    Net (losses) on securities (both
     realized and unrealized)...........      (0.45)           (2.03)
                                             ------           ------
       Total from investment
         operations.....................      (0.44)           (2.06)
Less distributions:
    From net investment income..........       0.00             0.00
    From net realized gains.............       0.00            (1.40)
    In excess of net realized gains.....       0.00            (0.83)
                                             ------           ------
       Total distributions..............       0.00            (2.23)
Net Asset Value, end of period..........     $ 3.95           $ 4.39
                                             ======           ======
Total Return/Ratios
    Total return........................     (10.02%)         (23.28%)
    Net assets, end of period (000s)....     $   10           $    7
    Net expenses to average net
     assets#............................       0.92%**          1.00%
    Gross expenses to average net
     assets#............................       0.95%**          1.03%
    Net investment (loss) to average net
     assets.............................      (0.23%)**        (0.55%)
    Portfolio turnover rate@............        227%             226%

 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                           SIX MONTHS
                                              ENDED         YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31, 2000
                                          -------------  -----------------
CLASS T SHARES
Net Asset Value, beginning of period....     $ 4.35           $ 8.68
Income from investment operations:
    Net investment (loss)...............      (0.01)           (0.02)
    Net (losses) on securities (both
      realized and unrealized)..........      (0.42)           (2.08)
                                             ------           ------
        Total from investment
          operations....................      (0.43)           (2.10)
Less distributions:
    From net investment income..........       0.00             0.00
    From net realized gains.............       0.00            (1.40)
    In excess of net realized gains.....       0.00            (0.83)
                                             ------           ------
        Total distributions.............       0.00            (2.23)
Net Asset Value, end of period..........     $ 3.92           $ 4.35
                                             ======           ======
Total Return/Ratios
    Total return*.......................      (9.89%)         (23.80%)
    Net assets, end of period (000s)....     $   27           $   29
    Net expenses to average net
      assets#...........................       1.43%**          1.50%
    Gross expenses to average net
      assets#...........................       1.45%**          1.55%
    Net investment (loss) to average net
      assets............................      (0.73%)**        (0.98%)
    Portfolio turnover rate@............        227%             226%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $7,918 during the six months ended
June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 20, 2001 the Fund was charged $1,709 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $671, $1,356, $379, and $35, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $4,069, $1,139, $186,139, and $35, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)
investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers.......................  $         0
Post-October Capital Loss Deferral................  $31,771,832
Post-October Currency Loss Deferral...............  $         0
Federal Tax Cost..................................  $149,265,545
Unrealized Appreciation...........................  $14,845,481
Unrealized (Depreciation).........................  $(9,814,612)
Net Appreciation..................................  $ 5,030,869

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS ENDED   YEAR ENDED
                                              6/30/01         12/31/00
                                          ----------------  -------------
CLASS A
      Shares sold.......................           67,902        130,333
      Shares issued for dividends
        reinvested......................                0         35,673
      Shares redeemed...................          (72,710)       (23,299)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................           (4,808)       142,707
CLASS B
      Shares sold.......................           81,435        194,199
      Shares issued for dividends
        reinvested......................                0         64,582
      Shares redeemed...................          (14,543)       (16,522)
      NET INCREASE IN SHARES
        OUTSTANDING.....................           66,892        242,229
CLASS C
      Shares sold.......................           13,600        129,396
      Shares issued for dividends
        reinvested......................                0         38,382
      Shares redeemed...................          (35,116)       (70,274)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................          (21,516)        97,504


                                          SIX MONTHS ENDED   YEAR ENDED
                                              6/30/01         12/31/00
                                          ----------------  -------------
CLASS F
      Shares sold.......................       13,390,926     17,902,347
      Shares issued for dividends
        reinvested......................                0     12,797,870
      Shares redeemed...................      (14,435,195)   (21,773,091)
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................       (1,044,269)     8,927,126
CLASS R
      Shares sold.......................            9,851          1,417
      Shares issued for dividends
        reinvested......................                0            507
      Shares redeemed...................           (8,807)          (553)
      NET INCREASE IN SHARES
        OUTSTANDING.....................            1,044          1,371
CLASS T
      Shares sold.......................              592          5,695
      Shares issued for dividends
        reinvested......................                0          1,084
      Shares redeemed...................             (306)          (212)
      NET INCREASE IN SHARES
        OUTSTANDING.....................              286          6,567

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings is limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2001 there were no such borrowings.

   UNDERSTANDING FINANCIAL HIGHLIGHTS
    (UNAUDITED)
The following definitions may help you understand the Financial Highlights on pages 22-27.

NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of the Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding shares.

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses, In cases where expenses exceed such income, this amount is shown as a loss.

NET GAINS (OR LOSSES) ON SECURITIES (BOTH REALIZED AND UNREALIZED). The per-share increase (or decrease) in the value of the securities held by the Fund. The Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is unrealized when the value of the securities increases (or decreases) and the security is not sold.

LESS DISTRIBUTIONS:
FROM NET INVESTMENT INCOME.  The net income per share paid by the Fund.

FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

NET ASSET VALUE--END OF PERIOD. The value of one share of a Fund at the end of the period.

TOTAL RETURN/RATIOS:
TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the period, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

NET ASSETS--END OF PERIOD. The value of the Fund's assets, minus liabilities, at the end of the period.

NET EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses after expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

GROSS EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the period.

PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly value of the Fund's securities portfolio.

                              FOR MORE INFORMATION


                                        DREYFUS FOUNDERS
                                        MID-CAP GROWTH FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
BY TELEPHONE
Call your financial                     Dreyfus Transfer, Inc.
representative or                       P.O. Box 9671
1-800-554-4611                          Providence, RI  02940

BY MAIL Write to:                       DISTRIBUTOR
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard             Dreyfus Service Corporation
Uniondale, NY  11556-0144               200 Park Avenue
                                        New York, NY  10166



Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                  291SA0601

DREYFUS FOUNDERS
PASSPORT FUND

SEMIANNUAL REPORT
JUNE 30, 2001







                           DREYFUS FOUNDERS FUNDS (R)
                             THE GROWTH SPECIALISTS

TABLE OF CONTENTS

About this Report                                                3
A Message from Founders' President                               4
Management Overview                                              6
Statement of Investments                                        12
Statement of Assets and Liabilities                             21
Statement of Operations                                         23
Statements of Changes in Net Assets                             24
Financial Highlights                                            26
Notes to Financial Statements                                   32
Understanding Financial Highlights                              40


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia
BE      Belgium
BR      Brazil
CA      Canada
CN      China
DE      Denmark
FI      Finland
FR      France
GE      Germany
HK      Hong Kong
IE      Ireland
IN      India
IS      Israel
IT      Italy
JA      Japan
KR      South Korea
LU      Luxembourg
MX      Mexico
NE      Netherlands
NW      Norway
PT      Portugal
SG      Singapore
SP      Spain
SW      Sweden
SZ      Switzerland
TH      Thailand
TW      Taiwan
UK      United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Total return figures for the securities indexes assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund.

     The Fund's performance will no longer be compared to the Consumer Price Index. The other indexes presented more accurately reflect the Fund's investment strategy. For your information, however, we have included it in this report.

- The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

- The MSCI World ex U.S. Small Cap Index is an average of the performance of selected foreign small-capitalization securities. Historical returns beyond the one-year period are not currently available for this index.

- The MSCI World ex U.S. Index securities are sorted based on their price-to-book ratios to create the Value and Growth index series. Securities with higher price-to-book ratios are included in the Growth Index and securities with lower ratios are included in the Value Index. Approximately half the securities in the MSCI World ex U.S. Index, with approximately half of the market capitalization of each country index, are included in each of the Growth and Value components.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

[PHOTO OF RICHARD W. SABO]

RICHARD W. SABO

A MESSAGE FROM FOUNDERS' PRESIDENT

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

     Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

     Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

     In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

     And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

     In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches she used to cope with this challenging market, and discusses how she's positioned the Fund for the future. We hope you find her comments informative and insightful as you take the time to review your own investment plan.

     There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

     We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER TRACY STOUFFER, CFA

[PHOTO OF TRACY STOUFFER]

HOW DID THE FUND PERFORM OVER THE PERIOD?

Markets around the world dropped sharply in the opening half of 2001, and many small-capitalization companies, particularly in Europe, posted negative returns for the period. The Passport Fund itself was down substantially for the six months ended June 30, 2001, underperforming the Morgan Stanley Capital International (MSCI) World ex U.S. Index, which returned -14.93%.

WHAT MARKET FACTORS MOST AFFECTED THE FUND'S PERFORMANCE IN THE FIRST HALF?

What appeared in the U.S. as a slowing domestic economy was in reality only one corner of a global deterioration that impacted stocks in all capitalization levels. As in the U.S., international investors favored more defensive equity positions, a preference that negatively impacted growth stocks worldwide. To illustrate, the MSCI World ex. U.S. Growth Index was down -19.50% for the the six months ended June 30, 2001.

     In addition to the generally slowing economic environment, we faced many specific challenges during the half, such as:

- LESS LIQUID SMALL-CAP MARKETS. The world's small-cap markets have come a long way in recent years, but trading volumes for many of the stocks in the portfolio are quite low. This can make it difficult to move into and out of positions with the speed we would like--especially in trying economic times.


FUND AT A GLANCE

This fund invests primarily in common stocks of small, rapidly growing companies outside the U.S. These companies may be based in developing and emerging economies.

     Because we employ an aggressive trading style in markets with low trading volumes, this hindrance to timely trade execution hurt Fund performance during the half.

- BRITAIN'S COMPROMISED IMMUNITY. As we started the year, the Fund had a substantial concentration of assets in the United Kingdom, which (in addition to having a very well developed small-cap market) seemed to be more resilient in the face of the global economic slowdown than other European countries. As the first half drew on, however, it seemed that Britain was more exposed to the slowing European economy than we had thought. We sold several companies we felt would be adversely impacted by this weakness, though the U.K. remained our largest country weighting as of June 30, 2001.

- SIGNS OF CHANGE IN JAPAN? It is clear that the Japanese economy is in difficult straits, with consumer fundamentals deteriorating and business investment declining. But popular sentiment there has been energized by the election of the reform-minded and dashing Prime Minister Junichiro Koizumi. Whether or not he will be able to engineer a recovery in Japan is an open question, but his early actions have inspired hope in investors. While we found several interesting investment opportunities in Japan during the half, we limited the Fund's exposure there due to that country's precarious economic position.

PORTFOLIO COMPOSITION

[CHART]

22.33%    United Kingdom
 9.20%    Canada
 8.12%    South Korea
 7.51%    Australia
 6.06%    France
 5.25%    Japan
 4.72%    Hong Kong
 4.55%    Ireland
 4.12%    Cash & Equivalents
28.14%    Other Countries

WHAT OTHER FACTORS LED TO THE FUND'S UNDERPERFORMANCE DURING THE PERIOD?

It's our objective to find small overseas companies that have strong potential for earnings growth. This search takes us to many areas of the world and numerous segments of international economies.

In the first six months of the year, the Fund did not hold investments in certain industries, such as small automobile companies, gold mining, industrial components, and textiles, and these sectors were leaders in the Morgan Stanley Capital International World ex U.S. Small Cap Index over the period. These areas are not traditional growth segments, and our analysis did not uncover

[CHART]

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on 11/16/93, the Fund's inception, to a $10,000 investment made in an unmanaged securities index and the Consumer Price Index on that date. The "since inception" performance data for the MSCI World ex U.S. Index is from November 30, 1993 through June 30, 2001. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page
3. Further information related to Fund performance is contained elsewhere in this report.

many promising opportunities in these industries that met our criteria. During the period however, the Fund did not participate in the gains produced by these sectors due to this lack of exposure.

WHAT AREAS PROVIDED THE BEST SMALL-CAP OPPORTUNITIES?

Often, our research process also helps us identify certain areas of concentration, or themes. One of our current themes is "Underinvestment Beneficiaries." We believe the areas of power generation, infrastructure and some aspects of food refinery and production have seen underinvestment for the past decade as the technology sector was attracting the lion's share of investment. We researched companies that we believe have pricing power in environments of scarcity, then initiated positions in companies that may benefit from capacity shortfalls or strong demand in their industries.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS                             YEAR-TO-        1              5          SINCE
(INCEPTION DATE)                  DATE+          YEAR          YEARS      INCEPTION
Class A Shares 12/31/99
   With sales charge (5.75%)      (26.42%)      (42.43%)          --       (35.51%)
   Without sales charge           (21.93%)      (38.92%)          --       (32.91%)
Class B Shares 12/31/99
   With redemption*               (25.41%)      (41.86%)          --       (33.74%)
   Without redemption             (22.30%)      (39.44%)          --       (33.40%)
Class C Shares 12/31/99
   With redemption**              (23.04%)      (39.40%)          --       (33.43%)
   Without redemption             (22.26%)      (39.40%)          --       (33.43%)
Class F Shares 11/16/93           (22.02%)      (38.96%)        3.93%        6.85%
Class R Shares 12/31/99           (21.87%)      (38.81%)          --       (32.76%)
Class T Shares 12/31/99
   With sales charge (4.50%)      (25.56%)      (41.85%)          --       (35.12%)
   Without sales charge           (22.07%)      (39.12%)          --       (33.10%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
+Total return is not annualized.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

In the context of this theme, in June our focus shifted away from oil service holdings and toward companies involved in power-plant building. As crude oil and natural gas inventories rose to normal levels and as oil and gas prices started to decline, we sold several of our oil and gas/oil service holdings. Applying our hands-on research approach to this sector, Canada's SNC-Lavalin Group, Inc. (1.03% of the Fund as of June 30, 2001) appears fundamentally sound relative to other power-plant builders globally. Currently, we are finding more new opportunities in Canadian companies than in European ones, as Canada recently implemented a long-term tax initiative that reduces corporate taxes.

We have increased our exposure to the food industry to take advantage of price inflation driven by capacity shortfalls in such food sectors as dairy, sugar and certain food oils, including palm oil. Hoof-and-mouth disease has led to widespread slaughter of both beef and dairy cattle, as well as other hoofed animals. As a result of this capacity shortfall, we are finding companies in the dairy industry that have opportunities for pricing power.

LARGEST EQUITY HOLDINGS

 1. Impregilo SPA                       1.55%
 2. MFI Furniture Group PLC             1.52%
 3. HIT Entertainment PLC               1.44%
 4. Logitech International SA           1.41%
 5. FKI PLC                             1.37%
 6. SmartForce PLC Sponsored ADR        1.28%
 7. People's Food Holdings Limited      1.23%
 8. Hana Bank                           1.17%
 9. CAE, Inc.                           1.13%
10. Vallourec SA                        1.12%

WHAT OTHER INVESTMENT THEMES DID YOU PURSUE IN THE PORTFOLIO?

Like "Underinvestment Beneficiaries," our interest in Chinese companies has been consistent throughout 2001. We believe the Chinese market is attractive based on both strong domestic demand and China's anticipated World Trade Organization
(WTO) entry. Toward the end of the half, we trimmed several positions there after the excitement surrounding Beijing's 2008 Olympics bid drove the market up. Nonetheless, companies in China are in a period of building and consolidation as they prepare to compete in global markets. The building of railways, bridges, and airports in China offers growth opportunities for investors.

WHAT LIES AHEAD FOR INTERNATIONAL SMALL-CAP COMPANIES?

To combat the economic slowdown, central banks around the world have followed the U.S. Federal Reserve's lead and lowered short-term interest rates. However, we are concerned that the European Central Bank has not acted as aggressively as the Fed has, which may jeopardize the growth prospects of companies in many European countries. And while the new Japanese government has taken some decisive steps to help treat that country's economic ills, only time will tell if these steps can pull long-suffering Japan out of its doldrums.

In the end, we can only watch and wait, hopeful that the world's governments act wisely in the face of an economic slump. We feel our best approach in this environment is to continue doing what we do best: using in-depth, hands-on research to find those small international companies whose fundamental strengths meet our growth criteria.


/s/ Tracy Stouffer

Tracy Stouffer, CFA
Portfolio Manager

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                                                        MARKET VALUE

----------------------------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-95.4%
AEROSPACE/DEFENSE-1.1%
         104,250            CAE, Inc. (CA).............................................       $  2,026,473
                                                                                              ------------
AGRICULTURAL PRODUCTS-0.6%
       4,228,000            Chaoda Modern Agriculture Holdings Limited (HK)*...........          1,046,271
                                                                                              ------------
AIR FREIGHT-1.2%
          97,600            CHC Helicopter Corporation Class A (CA)....................          1,286,241
      13,810,000            Shenzhen International Holdings Limited (HK)*..............            796,772
                                                                                              ------------
                                                                                                 2,083,013
                                                                                              ------------
AIRLINES-2.3%
         238,275            EasyJet PLC (UK)*..........................................          1,457,801
         104,750            Grupo Aeroportuario del Sureste SA de CV ADR (MX)*.........          1,958,825
          45,975            WestJet Airlines Limited (CA)*.............................            737,672
                                                                                              ------------
                                                                                                 4,154,298
                                                                                              ------------
ALUMINUM-0.2%
          17,175            Hindalco Industries Limited-Sponsored GDR (IN).............            336,201
                                                                                              ------------
AUTO PARTS & EQUIPMENT-1.2%
         236,110            Hankook Tire Company Limited (KR)..........................            495,658
          43,470            Hyundai Mobis (KR).........................................            467,975
          16,000            Nissin Kogyo Company Limited (JA)..........................            613,235
         262,550            Pyung Wah Industrial Company Limited (KR)..................            516,841
                                                                                              ------------
                                                                                                 2,093,709
                                                                                              ------------
AUTOMOBILES-0.3%
       1,316,000            Denway Motors Limited (HK)*................................            472,434
                                                                                              ------------
BANKS (MAJOR REGIONAL)-0.2%
         322,400            Bangkok Bank Public Company Limited (TH)*..................            327,538
                                                                                              ------------
BANKS (MONEY CENTER)-1.7%
         215,075            Grupo Financiero Banorte SA de CV (MX)*....................            449,217
         288,670            Hana Bank (KR).............................................          2,108,775
         556,000            Industrial and Commercial Bank of China Limited (HK).......            502,564
                                                                                              ------------
                                                                                                 3,060,556
                                                                                              ------------
BEVERAGES (ALCOHOLIC)-0.2%
         978,000            Tsingtao Brewery Company Limited (CN)......................            332,286
                                                                                              ------------
BEVERAGES (NON-ALCOHOLIC)-0.9%
         120,575            Cott Corporation (CA)*.....................................          1,325,244
           1,680            Lotte Chilsung Beverage Company Limited (KR)...............            246,745
                                                                                              ------------
                                                                                                 1,571,989
                                                                                              ------------
BIOTECHNOLOGY-0.3%
         141,975            Sonic Healthcare Limited (AU)..............................            570,612
                                                                                              ------------
BROADCASTING (TV, RADIO & CABLE)-0.1%
          26,975            Studio Canal (FR)*.........................................            263,767
                                                                                              ------------


----------------------------------------------------------------------------------------------------------
SHARES                                                                                        MARKET VALUE

BUILDING MATERIALS-2.0%
         574,500            Grafton Group PLC (IE).....................................       $  1,648,794
      12,610,000            Guangzhou Investment Company Limited (HK)*.................          1,374,237
         233,250            James Hardie Industries Limited 144A (AU)+.................            628,368
                                                                                              ------------
                                                                                                 3,651,399
                                                                                              ------------
CHEMICALS (DIVERSIFIED)-0.3%
         130,000            Mitsubishi Gas Chemical Company, Inc. (JA).................            522,228
                                                                                              ------------
CHEMICALS (SPECIALTY)-0.3%
       1,518,000            China Rare Earth Holdings Limited (HK).....................            535,220
                                                                                              ------------
COMMUNICATION EQUIPMENT-1.2%
           7,870            Handan BroadinfoCom Limited (KR)*..........................            508,346
          13,469            Neowiz Corporation (KR)....................................            601,751
         291,906            Sewon Telecom Limited (KR)*................................            841,743
         108,175            TTP Communications PLC (UK)*...............................            266,254
                                                                                              ------------
                                                                                                 2,218,094
                                                                                              ------------
COMPUTERS (HARDWARE)-0.5%
          29,800            Gericom AG (GE)*...........................................            864,079
                                                                                              ------------
COMPUTERS (NETWORKING)-0.3%
         102,775            Fibernet Group PLC (UK)*...................................            596,239
                                                                                              ------------
COMPUTERS (PERIPHERALS)-1.4%
           7,951            Logitech International SA (SZ)*............................          2,548,000
                                                                                              ------------
COMPUTERS (SOFTWARE & SERVICES)-6.0%
         147,300            Aldata Solution Oyj (FI)*..................................            505,050
          39,300            AsiaInfo Holdings, Inc. ADR (CN)*..........................            776,175
         156,800            ATI Technologies, Inc. (CA)*...............................          1,465,092
         179,900            Datalex PLC ADR (IE)*......................................            494,725
          44,200            Descartes Systems Group, Inc. (CA)*........................            807,052
          16,280            Duzon Digital Ware Company Limited (KR)....................            510,763
          25,750            ILOG SA (FR)*..............................................            392,384
              40            Intelligent Wave, Inc. (JA)*...............................            670,325
          11,250            Open Text Corporation ADR (CA) *...........................            264,038
          22,150            Pivotal Corporation ADR (CA)*..............................            364,368
          22,400            Precise Software Solutions Limited ADR (IS)*...............            687,680
          30,600            Riverdeep Group PLC Sponsored ADR (IE)*....................            856,800
          65,400            SmartForce PLC Sponsored ADR (IE)*.........................          2,304,042
          98,700            The Innovation Group PLC (UK)*.............................            735,738
           1,925            WEB.DE AG (GE)*............................................             11,082
                                                                                              ------------
                                                                                                10,845,314
                                                                                              ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                                        MARKET VALUE

----------------------------------------------------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES)-1.9%
         150,400            Apasco SA de CV (MX).......................................       $    805,194
         907,575            Boral Limited (AU)*........................................          1,326,708
         255,411            Cementerie del Tirreno SPA (IT)............................            700,586
           6,775            Cementos Portland SA (SP)..................................            163,467
          34,000            Siam Cement Public Company Limited (TH)*...................            367,946
                                                                                              ------------
                                                                                                 3,363,901
                                                                                              ------------
DISTRIBUTORS (FOOD & HEALTH)-1.7%
         169,750            Foodland Associated Limited (AU)...........................            950,741
         716,175            Fyffes PLC (IE)............................................            745,763
          36,820            Hokuto Corporation (JA)....................................          1,434,826
                                                                                              ------------
                                                                                                 3,131,330
                                                                                              ------------
ELECTRIC COMPANIES-0.7%
       3,836,000            Beijing Datang Power Generation Company Limited Class H
                            144A (CN)+.................................................          1,315,619
                                                                                              ------------
ELECTRICAL EQUIPMENT-1.6%
          71,510            Daeduck GDS Company Limited (KR)...........................            497,646
          16,140            Doosan Corporation (KR)*...................................            304,691
           7,000            Eneserve Corporation (JA)..................................            300,283
          33,440            Korea Electric Terminal Company Limited (KR)...............            331,712
         244,450            Meggitt PLC (UK)...........................................            847,495
          25,400            Vossloh AG (GE)............................................            530,063
                                                                                              ------------
                                                                                                 2,811,890
                                                                                              ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)-0.6%
       1,583,250            ERG Limited (AU)...........................................          1,158,464
             600            Marubun Corporation (JA)...................................              5,619
                                                                                              ------------
                                                                                                 1,164,083
                                                                                              ------------
ELECTRONICS (INSTRUMENTATION)-1.7%
           6,400            Lecia Geosystems AG 144A (SZ)*+............................          1,833,760
          77,700            Munters AB (SW)............................................          1,234,920
                                                                                              ------------
                                                                                                 3,068,680
                                                                                              ------------
ELECTRONICS (SEMICONDUCTORS)-0.8%
           8,400            Kontron Embedded Computers AG (GE)*........................            349,881
          68,816            Silicon-On-Insulator Technologies (FR)*....................          1,126,737
                                                                                              ------------
                                                                                                 1,476,618
                                                                                              ------------


----------------------------------------------------------------------------------------------------------
SHARES                                                                                        MARKET VALUE

ENGINEERING & CONSTRUCTION-10.2%
          64,292            ACS, Actividades de Construccion y Servicios SA (SP).......       $  1,782,018
         251,250            AMEC PLC (UK)..............................................          1,784,546
         443,525            Balfour Beatty PLC (UK)....................................          1,242,930
         152,650            Daelim Industrial Company Limited (KR)*....................          1,209,036
         997,450            Empresas ICA Sociedad Controladora SA de CV (MX)*..........            456,619
          64,100            Fomento de Construcciones y Contratas SA (SP)..............          1,221,004
          93,001            Grupo Ferrovial SA (SP)....................................          1,536,894
       5,075,000            Impregilo SPA (IT)*........................................          2,784,118
         218,350            Jarvis PLC (UK)............................................          1,372,749
         115,370            LG Engineering & Construction Company Limited (KR).........            958,124
          31,100            NEG Micon AS (DE)*.........................................          1,411,113
         139,700            SNC-Lavalin Group, Inc. (CA)...............................          1,854,873
          20,325            Stantec, Inc. (CA)*........................................            301,339
          45,650            Toll Holdings Limited (AU).................................            452,510
                                                                                              ------------
                                                                                                18,367,873
                                                                                              ------------
ENTERTAINMENT-3.4%
       1,291,400            Euro Disney SCA (FR)*......................................          1,191,692
         505,150            HIT Entertainment PLC 144A (UK)+...........................          2,593,245
          19,950            IM Internationalmedia AG (GE)*.............................            472,909
         608,475            Rank Group PLC (UK)........................................          1,848,532
                                                                                              ------------
                                                                                                 6,106,378
                                                                                              ------------
EQUIPMENT (SEMICONDUCTORS)-0.4%
         268,000            Novatek Microelectronics Corporation Limited (TW)*.........            731,713
                                                                                              ------------
FINANCIAL (DIVERSIFIED)-1.3%
          68,400            Intermediate Capital Group PLC (UK)........................            674,572
       4,103,400            National Finance Public Company Limited (TH)*..............            897,197
           4,790            Shohkoh Fund & Company Limited (JA)........................            782,742
                                                                                              ------------
                                                                                                 2,354,511
                                                                                              ------------
FOODS-3.9%
         130,525            Dairy Crest Group PLC (UK).................................            657,214
         452,050            National Foods Limited (AU)................................            517,259
          12,410            Nong Shim Company Limited (KR).............................            488,592
       5,421,000            People's Food Holdings Limited (CN)*.......................          2,216,600
          18,350            Saputo, Inc. (CA)..........................................            454,034
         105,000            Snow Brand Milk Products Company Limited (JA)*.............            345,185
          62,400            Thai Union Frozen Products Public Company (TH).............             95,781
         100,000            Toyo Suisan Kaisha Limited (JA)............................          1,036,759
       3,606,000            United Food Holdings Limited (SG)*.........................          1,157,799
                                                                                              ------------
                                                                                                 6,969,223
                                                                                              ------------
GAMING, LOTTERY, & PARIMUTUEL COMPANIES-0.9%
         458,150            Aristocrat Leisure Limited (AU)............................          1,641,155
                                                                                              ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                                        MARKET VALUE

----------------------------------------------------------------------------------------------------------

GOLD & PRECIOUS METALS MINING-0.7%
         121,125            Goldcorp, Inc. (CA)........................................       $  1,292,979
                                                                                              ------------
HEALTHCARE (DIVERSIFIED)-0.3%
       1,980,000            China Pharmaceutical Enterprise and Investment Corporation
                            Limited (HK)...............................................            248,782
           8,800            Stada Arzneimittel AG (GE).................................            213,064
                                                                                              ------------
                                                                                                   461,846
                                                                                              ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-1.4%
          84,325            Galen Holdings PLC (IE)....................................            971,608
          34,950            Omega Pharma SA (BE).......................................          1,346,279
          21,225            Recordati SPA (IT).........................................            285,528
                                                                                              ------------
                                                                                                 2,603,415
                                                                                              ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-1.2%
         133,500            Tamer OYO (FI).............................................            362,796
          21,200            Taro Pharmaceutical Industries Limited ADR (IS)*...........          1,856,272
                                                                                              ------------
                                                                                                 2,219,068
                                                                                              ------------
HEALTHCARE (LONG-TERM CARE)-0.2%
          55,800            Cap AB (SW)*...............................................            407,542
                                                                                              ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-3.6%
         147,250            Biocompatibles International PLC (UK)*.....................            574,192
           4,500            Colin Corporation (JA).....................................            530,407
         260,000            Elekta AB B Shares (SW)*...................................          1,791,456
          36,800            Getinge Industrier AB (SW).................................            638,969
          19,000            Instrumentarium Corporation (FI)...........................            536,929
          34,275            ResMed, Inc. DR (AU)*......................................          1,732,601
          90,150            SSL International PLC (UK).................................            633,966
                                                                                              ------------
                                                                                                 6,438,520
                                                                                              ------------
HEALTHCARE (SPECIALIZED SERVICES)-0.9%
             125            Unilabs AG (SZ)............................................            103,625
          18,300            ICON PLC Sponsored ADR (IE)*...............................            552,111
         159,100            Mayne Nickless Limited (AU)................................            521,414
          20,150            UMS United Medical Systems International AG (GE)*..........            387,579
                                                                                              ------------
                                                                                                 1,564,729
                                                                                              ------------
HOMEBUILDING-0.2%
         513,300            Land and House Public Company Limited (TH)*................            311,755
          31,303            Shaftesbury PLC (UK).......................................            128,778
                                                                                              ------------
                                                                                                   440,533
                                                                                              ------------
HOUSEHOLD FURNISHINGS & APPLIANCES-1.6%
       1,664,100            MFI Furniture Group PLC (UK)...............................          2,732,541
         189,450            Ocean Glass Public Company Limited (TH)....................            155,858
                                                                                              ------------
                                                                                                 2,888,399
                                                                                              ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-0.2%
           6,810            Pacific Corporation (KR)...................................            336,716
                                                                                              ------------


----------------------------------------------------------------------------------------------------------
SHARES                                                                                        MARKET VALUE

INSURANCE (LIFE & HEALTH)-1.2%
          21,800            Industrial Alliance Life Insurance Company (CA)............       $    550,890
          36,550            Scor SA (FR)...............................................          1,624,513
                                                                                              ------------
                                                                                                 2,175,403
                                                                                              ------------
INSURANCE (MULTI-LINE)-0.8%
       3,984,000            China Insurance International Holdings Company Limited
                            (HK).......................................................          1,353,608
                                                                                              ------------
INVESTMENT BANKING & BROKERAGE-0.4%
          55,300            D. Carnegie & Company AB 144A (SW)*+.......................            632,508
                                                                                              ------------
INVESTMENT MANAGEMENT-2.1%
          57,875            Aberdeen Asset Management PLC 144A (UK)+...................            422,463
       3,652,000            Beijing North Star Company Limited 144A (CN)+..............          1,076,927
         632,000            First Pacific Company Limited (HK).........................            136,940
         149,475            Man Group PLC (UK).........................................          2,012,972
          26,100            Unite Group PLC (UK).......................................            141,329
                                                                                              ------------
                                                                                                 3,790,631
                                                                                              ------------
IRON & STEEL-0.9%
          91,550            IPSCO, Inc. (CA)...........................................          1,387,487
         375,025            Smorgon Steel Group Limited (AU)...........................            171,497
                                                                                              ------------
                                                                                                 1,558,984
                                                                                              ------------
LEISURE TIME (PRODUCTS)-0.7%
          67,025            GrandVision SA (FR)........................................          1,268,209
           8,000            Hudson Soft Company Limited (JA)*..........................             66,070
                                                                                              ------------
                                                                                                 1,334,279
                                                                                              ------------
LODGING-HOTELS-1.3%
         158,700            De Vere Group PLC (UK).....................................            758,903
         270,100            Hotel Shilla Company Limited (KR)..........................          1,597,188
                                                                                              ------------
                                                                                                 2,356,091
                                                                                              ------------
MACHINERY (DIVERSIFIED)-1.5%
       1,696,000            Hyflux Limited (SG)........................................            726,059
          24,875            KCI Konecranes International (FI)..........................            674,944
          44,210            Samyoung Heat Exchanger Company (KR).......................          1,087,866
          14,200            Toromont Industries Limited (CA)...........................            215,208
                                                                                              ------------
                                                                                                 2,704,077
                                                                                              ------------
MANUFACTURING (DIVERSIFIED)-2.4%
             600            Advan Company Limited (JA).................................              6,976
         378,000            Beijing Enterprises Holdings Limited (HK)..................            487,063
         146,900            Bodycote International PLC (UK)............................            545,451
         623,425            FKI PLC (UK)...............................................          2,463,888
         227,500            Saeco International Group SPA (IT).........................            847,443
                                                                                              ------------
                                                                                                 4,350,821
                                                                                              ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                                        MARKET VALUE

----------------------------------------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.4%
          79,000            Hitachi Construction Machinery Company Limited (JA)........       $    296,450
       1,300,825            Orbital Engine Corporation Limited (AU)*...................            482,497
                                                                                              ------------
                                                                                                   778,947
                                                                                              ------------
METAL FABRICATORS-1.2%
          74,000            Natsteel Broadway Limited (SG).............................            105,598
          36,439            Vallourec SA (FR)..........................................          2,020,618
                                                                                              ------------
                                                                                                 2,126,216
                                                                                              ------------
METALS MINING-0.1%
         304,350            Banpu Public Company Limited (TH)..........................            208,374
                                                                                              ------------
OIL & GAS (DRILLING & EQUIPMENT)-0.3%
          37,775            Tubos de Acero de Mexico SA ADR (MX).......................            477,854
                                                                                              ------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.9%
          37,550            Nexen, Inc. (CA)...........................................            942,709
         154,750            Ultra Petroleum Corporation (CA)*..........................            729,087
                                                                                              ------------
                                                                                                 1,671,796
                                                                                              ------------
PAPER & FOREST PRODUCTS-0.3%
         243,925            Paperlinx Limited (AU).....................................            503,194
                                                                                              ------------
POWER PRODUCERS (INDEPENDENT)-0.6%
         133,025            Nordex AG (GE)*............................................          1,103,662
                                                                                              ------------
PUBLISHING-0.4%
          66,500            Eniro AB (SW)..............................................            656,752
                                                                                              ------------
RAILROADS-0.1%
         152,500            Stagecoach Holdings PLC (UK)...............................            167,826
                                                                                              ------------
RESTAURANTS-1.9%
       1,667,100            City Centre Restaurants PLC (UK)...........................          1,266,152
         216,275            JD Wetherspoon PLC (UK)....................................          1,121,679
          82,000            Luminar PLC (UK)...........................................          1,014,909
                                                                                              ------------
                                                                                                 3,402,740
                                                                                              ------------
RETAIL (COMPUTERS & ELECTRONICS)-0.6%
         679,800            Electronics Boutique PLC (UK)..............................          1,020,656
                                                                                              ------------
RETAIL (DEPARTMENT STORES)-0.8%
         275,575            Selfridges PLC (UK)........................................          1,425,355
                                                                                              ------------
RETAIL (FOOD CHAINS)-0.5%
           3,150            Alimentation Couche-Tard, Inc. (CA)*.......................             65,383
          57,950            S&P Syndicate Public Company Limited (TH)..................             42,875
         391,000            Somerfield PLC (UK)........................................            723,158
                                                                                              ------------
                                                                                                   831,416
                                                                                              ------------

SHARES                                                                                        MARKET VALUE

----------------------------------------------------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-3.0%
         109,650            Gruppo Coin SPA (IT)*......................................       $  1,329,316
       1,918,825            Laura Ashley Holdings PLC (UK)*............................          1,018,785
         220,750            Matalan PLC (UK)...........................................          1,539,972
         328,523            Mothercare PLC (UK)........................................          1,509,773
                                                                                              ------------
                                                                                                 5,397,846
                                                                                              ------------
RETAIL (SPECIALTY)-0.9%
       1,303,425            Signet Group PLC (UK)......................................          1,622,407
                                                                                              ------------
SERVICES (ADVERTISING/MARKETING)-1.1%
          12,000            LG Ad, Inc. (KR)*..........................................            488,137
       3,106,000            Roadshow Holdings Limited (HK) *...........................          1,015,475
          22,300            SR Teleperformance (FR)....................................            500,296
                                                                                              ------------
                                                                                                 2,003,908
                                                                                              ------------
SERVICES (COMMERCIAL & CONSUMER)-3.6%
          62,625            Amey PLC (UK)..............................................            306,959
       5,940,000            Beijing Capital International Airport Company Limited
                            (CN).......................................................          1,865,865
          52,925            BTG PLC (UK)*..............................................            870,918
          64,275            First Choice Holidays PLC (UK).............................            134,688
           9,800            FirstService Corporation (CA)*.............................            216,328
          33,000            Penauille Polyservices (FR)................................          1,871,825
       1,134,900            PHS Holdings PLC (UK)*.....................................          1,356,772
                                                                                              ------------
                                                                                                 6,623,355
                                                                                              ------------
SHIPPING-0.9%
          19,125            Bergesen dy ASA Class A (NW)...............................            348,267
         130,600            Irish Continental Group PLC (IE)...........................            619,167
         117,025            Lang Corporation Limited (AU)..............................            653,951
                                                                                              ------------
                                                                                                 1,621,385
                                                                                              ------------
SPECIALTY PRINTING-0.3%
          69,400            De La Rue PLC (UK).........................................            512,447
                                                                                              ------------
TELECOMMUNICATIONS (LONG DISTANCE)-0.4%
          30,053            Genesys (FR)...............................................            651,335
                                                                                              ------------
TELEPHONE-0.2%
          46,225            GT Group Telecom, Inc. Class B (CA)*.......................            281,748
                                                                                              ------------
TEXTILES (APPAREL)-1.7%
         176,800            Cheil Industries, Inc. (KR)................................          1,016,925
          90,250            Marzotto SPA (IT)..........................................          1,068,911
         225,000            Sanyo Shokai Limited (JA)..................................            929,114
                                                                                              ------------
                                                                                                 3,014,950
                                                                                              ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                                        MARKET VALUE

----------------------------------------------------------------------------------------------------------

TEXTILES (SPECIALTY)-0.4%
          10,275            Sophus Berendsen AS (DE)...................................       $    275,753
       1,302,000            Texwinca Holdings Limited (HK).............................            496,622
                                                                                              ------------
                                                                                                   772,375
                                                                                              ------------
TRUCKERS-1.1%
         295,000            Seino Transportation Company Limited (JA)..................          1,918,325
                                                                                              ------------
WASTE MANAGEMENT-0.7%
       1,292,913            Renewable Energy Corporation Limited (AU)*.................          1,484,672
                                                                                              ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$176,066,964)....................................................................        171,812,384
                                                                                              ------------
PREFERRED STOCKS (FOREIGN)-0.4%
DISRIBUTORS (FOOD & HEALTH)-0.4%
       1,061,825            Metcash Trading Limited (AU)...............................            722,954
                                                                                              ------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$733,399)........................................................................            722,954
                                                                                              ------------
RIGHTS AND WARRANTS-0.1%
         786,000            China Travel International Investment Hong Kong Limited
                            Warrants (HK)*.............................................             25,194
          80,766            Eidos PLC Rights (UK)*.....................................            101,099
           8,956            S Net Systems, Inc. Rights (KR)*...........................             14,944
                                                                                              ------------
TOTAL RIGHTS AND WARRANTS
(COST-$0)..............................................................................            141,237
                                                                                              ------------

PRINCIPAL AMOUNT                                                                  AMORTIZED COST

------------------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-2.0%
ALUMINUM-2.0%
$3,600,000              Alcoa, Inc. 4.17% 07/02/01.........................        $  3,599,583
                                                                                   ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$3,599,583)................................................           3,599,583
                                                                                   ------------
TOTAL INVESTMENTS-97.9%
(COST-$180,399,946)........................................................         176,276,158
OTHER ASSETS AND LIABILITIES-2.1%..........................................           3,809,699
                                                                                   ------------
NET ASSETS-100.0%..........................................................        $180,085,857
                                                                                   ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost...........................    $180,399,946
                                                             ------------
Investment securities, at market.........................     176,276,158
Cash.....................................................         430,366
Foreign currency (cost $1,068,733).......................       1,073,800
Receivables:
  Investment securities sold.............................      17,457,810
  Capital shares sold....................................       1,060,379
  Dividends..............................................         349,980
Other assets.............................................         421,962
                                                             ------------
    Total Assets.........................................     197,070,455
                                                             ------------

LIABILITIES
Payables:
  Investment securities purchased........................      15,877,793
  Capital shares redeemed................................         556,001
  Advisory fees..........................................         155,023
  Shareholder servicing fees.............................          21,598
  Accounting fees........................................           3,932
  Distribution fees......................................          62,049
  Other..................................................         308,202
                                                             ------------
      Total Liabilities..................................      16,984,598
                                                             ------------
Net Assets...............................................    $180,085,857
                                                             ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (UNAUDITED) (CONTINUED)

Net Assets--Class A.........................................    $ 22,174,943
Shares Outstanding--Class A.................................       2,003,427
Net Asset Value, Redemption Price Per Share.................    $      11.07
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................    $      11.74

Net Assets--Class B.........................................    $ 26,200,677
Shares Outstanding--Class B.................................       2,394,067
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      10.94

Net Assets--Class C.........................................    $ 12,762,760
Shares Outstanding--Class C.................................       1,168,166
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      10.93

Net Assets--Class F.........................................    $117,455,651
Shares Outstanding--Class F.................................      10,630,370
Net Asset Value, Offering and Redemption Price Per Share....    $      11.05

Net Assets--Class R.........................................    $    806,311
Shares Outstanding--Class R.................................          72,567
Net Asset Value, Offering and Redemption Price Per Share....    $      11.11

Net Assets--Class T.........................................    $    685,515
Shares Outstanding--Class T.................................          62,199
Net Asset Value, Redemption Price Per Share.................    $      11.02
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................    $      11.54

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends..............................................    $  2,503,854
  Interest...............................................          55,531
  Foreign taxes withheld.................................        (287,161)
                                                             ------------
    Total Investment Income..............................       2,272,224
                                                             ------------
Expenses:
  Advisory fees--Note 2..................................       1,110,061
  Shareholder servicing fees--Note 2.....................         146,512
  Accounting fees--Note 2................................          27,862
  Distribution fees--Note 2..............................         355,700
  Transfer agency fees--Note 2...........................         143,313
  Registration fees......................................          37,918
  Postage and mailing expenses...........................          20,956
  Custodian fees and expenses--Note 2....................         293,661
  Printing expenses......................................          19,306
  Legal and audit fees...................................          13,606
  Directors' fees and expenses...........................          15,232
  Line of Credit expenses................................          20,374
  Other expenses.........................................          38,671
                                                             ------------
    Total Expenses.......................................       2,243,172
    Earnings Credits.....................................         (18,745)
    Expense Offset to Broker Commissions.................          (2,794)
                                                             ------------
    Net Expenses.........................................       2,221,633
                                                             ------------
  Net Investment Income..................................          50,591
                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions...........     (46,707,111)
Net Realized (Loss) from Foreign Currency Transactions...        (380,182)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions............      (9,763,072)
                                                             ------------
    Net Realized and Unrealized (Loss) on Investments and
    Foreign Currency Transactions........................     (56,850,365)
                                                             ------------
Net (Decrease) in Net Assets Resulting from Operations...    ($56,799,774)
                                                             ============

Purchases of long-term securities........................    $730,731,956
Proceeds from sales of long-term securities..............    $782,308,133
Purchases of long-term U.S. Government Obligations.......    $          0
Proceeds from sales of long-term U.S. Government
Obligations..............................................    $          0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                       SIX MONTHS         YEAR
                                                         ENDED            ENDED
                                                        6/30/01         12/31/00
                                                      ------------    -------------
OPERATIONS
Net Investment Income (Loss)......................    $     50,591    $  (3,785,976)
Net Realized (Loss) from Security Transactions....     (46,707,111)    (117,091,627)
Net Realized (Loss) from Foreign Currency
  Transactions....................................        (380,182)        (275,400)
Net Change in Unrealized
  Appreciation/Depreciation.......................      (9,763,072)     (53,858,079)
                                                      ------------    -------------
  Net (Decrease) in Net Assets Resulting from
    Operations....................................     (56,799,774)    (175,011,082)
                                                      ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions
  and Foreign CurrencyTransactions
  Class A.........................................               0       (4,684,709)
  Class B.........................................               0       (4,598,497)
  Class C.........................................               0       (2,321,077)
  Class F.........................................               0      (23,758,606)
  Class R.........................................               0          (31,636)
  Class T.........................................               0         (110,544)
                                                      ------------    -------------
Net (Decrease) from Dividends and Distributions...               0      (35,505,069)
                                                      ------------    -------------

                                                  SIX MONTHS          YEAR
                                                     ENDED            ENDED
                                                    6/30/01         12/31/00
                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................    $  46,830,757    $ 314,583,220
  Class B....................................        3,216,132       77,900,401
  Class C....................................        3,338,812       40,898,225
  Class F....................................       70,682,171      595,575,464
  Class R....................................          795,807          664,868
  Class T....................................          462,914        2,291,610
Reinvested dividends and distributions
  Class A....................................                0        2,660,126
  Class B....................................                0        3,615,612
  Class C....................................                0        1,681,312
  Class F....................................                0       23,175,734
  Class R....................................                0           30,913
  Class T....................................                0          105,828
                                                 -------------    -------------
                                                   125,326,593    1,063,183,313
Cost of Shares Redeemed
  Class A....................................      (53,682,805)    (251,376,860)
  Class B....................................       (4,123,722)     (13,802,203)
  Class C....................................       (4,715,945)      (9,202,266)
  Class F....................................      (97,879,991)    (566,353,430)
  Class R....................................          (12,851)        (237,139)
  Class T....................................         (449,286)        (713,182)
                                                 -------------    -------------
                                                  (160,864,600)    (841,685,080)
                                                 -------------    -------------
Net Increase (Decrease) from Capital Share
  Transactions...............................      (35,538,007)     221,498,233
                                                 -------------    -------------
Net Increase (Decrease) in Net Assets........      (92,337,781)      10,982,082

NET ASSETS
  Beginning of period........................    $ 272,423,638    $ 261,441,556
                                                 -------------    -------------
  End of period..............................    $ 180,085,857    $ 272,423,638
                                                 =============    =============
Net Assets consist of:
Capital (par value and paid-in surplus)......    $ 349,333,660    $ 384,871,667
Accumulated undistributed (distribution in
  excess of) net investment income...........           43,677           (6,914)
Accumulated undistributed net realized (loss)
  from security transactions.................     (165,153,217)    (118,065,924)
Unrealized appreciation (depreciation) on
  investments and foreign currency
  transactions...............................       (4,138,263)       5,624,809
                                                 -------------    -------------
Total........................................    $ 180,085,857    $ 272,423,638
                                                 =============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS A SHARES
Net Asset Value, beginning of
  period.............................        $ 14.18              $ 22.93
Income from investment operations:
    Net investment (loss)............          (0.02)               (0.13)
    Net (losses) on securities (both
      realized and unrealized).......          (3.09)               (6.65)
                                             -------              -------
        Total from investment
          operations.................          (3.11)               (6.78)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (1.97)
                                             -------              -------
        Total distributions..........           0.00                (1.97)
Net Asset Value, end of period.......        $ 11.07              $ 14.18
                                             =======              =======
Total Return/Ratios
    Total return*....................         (21.93%)             (29.61%)
    Net assets, end of period
      (000s).........................        $22,175              $36,353
    Net expenses to average net
      assets#........................           1.79%**              1.59%
    Gross expenses to average net
      assets#........................           1.81%**              1.61%
    Net investment income (loss) to
      average net assets.............           0.22%**             (0.80%)
    Portfolio turnover rate@.........            567%                 535%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................        $ 14.08              $ 22.93
Income from investment operations:
    Net investment (loss)............          (0.04)               (0.23)
    Net (losses) on securities (both
      realized and unrealized).......          (3.10)               (6.65)
                                             -------              -------
        Total from investment
          operations.................          (3.14)               (6.88)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (1.97)
                                             -------              -------
        Total distributions..........           0.00                (1.97)
Net Asset Value, end of period.......        $ 10.94              $ 14.08
                                             =======              =======
Total Return/Ratios
    Total return*....................         (22.30%)             (30.05%)
    Net assets, end of period
      (000s).........................        $26,201              $35,000
    Net expenses to average net
      assets#........................           2.56%**              2.35%
    Gross expenses to average net
      assets#........................           2.57%**              2.38%
    Net investment (loss) to average
      net assets.....................          (0.50%)**            (1.50%)
    Portfolio turnover rate@.........            567%                 535%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................        $ 14.06              $ 22.93
Income from investment operations:
    Net investment (loss)............          (0.05)               (0.21)
    Net (losses) on securities (both
      realized and unrealized).......          (3.08)               (6.69)
                                             -------              -------
        Total from investment
          operations.................          (3.13)               (6.90)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (1.97)
                                             -------              -------
        Total distributions..........           0.00                (1.97)
Net Asset Value, end of period.......        $ 10.93              $ 14.06
                                             =======              =======
Total Return/Ratios
    Total return*....................         (22.26%)             (30.13%)
    Net assets, end of period
      (000s).........................        $12,763              $17,925
    Net expenses to average net
      assets#........................           2.55%**              2.35%
    Gross expenses to average net
      assets#........................           2.57%**              2.38%
    Net investment (loss) to average
      net assets.....................          (0.52%)**            (1.50%)
    Portfolio turnover rate@.........            567%                 535%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                               YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED    ----------------------------------------------------
                               JUNE 30, 2001       2000       1999       1998       1997       1996
                             -----------------   --------   --------   --------   --------   --------
CLASS F SHARES
Net Asset Value, beginning
  of period................      $  14.17        $  22.93   $  14.93   $  13.64   $  13.91   $  11.68
Income from investment
  operations:
    Net investment income
      (loss)...............         (0.05)          (0.19)     (0.11)      0.00       0.02       0.04
    Net gains (losses) on
      securities (both
      realized and
      unrealized)..........         (3.07)          (6.60)     12.94       1.68       0.22       2.30
                                 --------        --------   --------   --------   --------   --------
         Total from
           investment
           operations......         (3.12)          (6.79)     12.83       1.68       0.24       2.34
Less distributions:
    From net investment
      income...............          0.00            0.00       0.00      (0.01)     (0.03)     (0.02)
    From net realized
      gains................          0.00            0.00      (4.83)     (0.38)     (0.48)     (0.09)
    In excess of net
      realized gains.......          0.00           (1.97)      0.00       0.00       0.00       0.00
                                 --------        --------   --------   --------   --------   --------
         Total
           distributions...          0.00           (1.97)     (4.83)     (0.39)     (0.51)     (0.11)
    Net Asset Value, end of
      period...............      $  11.05        $  14.17   $  22.93   $  14.93   $  13.64   $  13.91
                                 ========        ========   ========   ========   ========   ========
Total Return/Ratios
    Total return...........        (22.02%)        (29.65%)    87.44%     12.50%      1.70%     20.05%
    Net assets, end of
      period (000s)........      $117,456        $182,036   $261,437   $124,572   $122,646   $177,921
    Net expenses to average
      net assets#..........          1.86%**         1.59%      1.63%      1.52%      1.53%      1.57%
    Gross expenses to
      average net
      assets#..............          1.88%**         1.61%      1.64%      1.54%      1.55%      1.59%
    Net investment income
      (loss) to average net
      assets...............          0.18%**        (0.88%)    (0.91%)     0.09%      0.20%      0.40%
    Portfolio turnover
      rate@................           567%            535%       330%        34%        51%        58%

                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS R SHARES
Net Asset Value, beginning of
 period..............................        $ 14.22              $ 22.93
Income from investment operations:
    Net investment income (loss).....           0.10                (0.09)
    Net (losses) on securities (both
     realized and unrealized)........          (3.21)               (6.65)
                                             -------              -------
       Total from investment
        operations...................          (3.11)               (6.74)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (1.97)
                                             -------              -------
       Total distributions...........           0.00                (1.97)
Net Asset Value, end of period.......        $ 11.11              $ 14.22
                                             =======              =======
Total Return/Ratios
    Total return.....................         (21.87%)             (29.44%)
    Net assets, end of period
     (000s)..........................        $   806              $   241
    Net expenses to average net
     assets#.........................           1.57%**              1.31%
    Gross expenses to average net
     assets#.........................           1.59%**              1.33%
    Net investment income (loss) to
     average net assets..............           0.61%**             (0.55%)
    Portfolio turnover rate@.........            567%                 535%

                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................        $ 14.14              $ 22.93
Income from investment operations:
    Net investment (loss)............          0.00+                (0.16)
    Net (losses) on securities (both
      realized and unrealized).......          (3.12)               (6.66)
                                             -------              -------
        Total from investment
          operations.................          (3.12)               (6.82)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (1.97)
                                             -------              -------
        Total distributions..........           0.00                (1.97)
Net Asset Value, end of period.......        $ 11.02              $ 14.14
                                             =======              =======
Total Return/Ratios
    Total return *...................         (22.07%)*            (29.79%)
    Net assets, end of period
      (000s).........................        $   686              $   869
    Net expenses to average net
      assets#........................           2.05%**              1.84%
    Gross expenses to average net
      assets#........................           2.07%**              1.87%
    Net investment (loss) to average
      net assets.....................          (0.01%)**            (1.00%)
    Portfolio turnover rate@.........            567%                 535%

                    +   Net investment income (loss) for the six months ended
                        June 30, 2001 aggregated less than $0.01 on a per share
                        basis.
                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2001 for settling foreign trades is listed on the Statements of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $172,965 during the six months ended June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $63,881 pursuant to this transfer agency agreement. State Street Bank and Trust ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $35,167, $38,098, $18,425, and $1,019, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $114,294, $55,275, $185,112, and $1,019, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers........................         $ 77,954,682
Post-October Capital Loss Deferral.................         $ 37,660,151
Post-October Currency Loss Deferral................         $     23,356
Federal Tax Cost...................................         $181,061,202
Unrealized Appreciation............................         $  4,626,378
Unrealized (Depreciation)..........................         $ (9,411,422)
Net (Depreciation).................................         $ (4,785,044)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                 SIX MONTHS
                                                                    ENDED              YEAR ENDED
                                                                   6/30/01              12/31/00
                                                          -------------------------    -----------
CLASS A
      Shares sold.....................................                   3,788,321      14,444,282
      Shares issued for dividends reinvested..........                           0         186,938
      Shares redeemed.................................                  (4,348,445)    (12,067,713)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING...                    (560,124)      2,563,507
CLASS B
      Shares sold.....................................                     241,625       2,985,095
      Shares issued for dividends reinvested..........                           0         255,882
      Shares redeemed.................................                    (333,488)       (755,091)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING...                     (91,863)      2,485,886
CLASS C
      Shares sold.....................................                     279,514       1,652,714
      Shares issued for dividends reinvested..........                           0         119,157
      Shares redeemed.................................                    (386,631)       (496,632)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING...                    (107,117)      1,275,239

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

                                                                 SIX MONTHS
                                                                    ENDED              YEAR ENDED
                                                                   6/30/01              12/31/00
                                                          -------------------------    -----------
CLASS F
      Shares sold.....................................                   5,669,805      23,802,574
      Shares issued for dividends reinvested..........                           0       1,630,697
      Shares redeemed.................................                  (7,890,352)    (23,985,930)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING...                  (2,220,547)      1,447,341
CLASS R
      Shares sold.....................................                      56,691          26,127
      Shares issued for dividends reinvested..........                           0           2,166
      Shares redeemed.................................                      (1,049)        (11,412)
      NET INCREASE IN SHARES OUTSTANDING..............                      55,642          16,881
CLASS T
      Shares sold.....................................                      37,900          89,145
      Shares issued for dividends reinvested..........                           0           7,458
      Shares redeemed.................................                     (37,135)        (35,213)
      NET INCREASE IN SHARES OUTSTANDING..............                         765          61,390

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings is limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings is subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2001 there were no such borrowings.

   UNDERSTANDING FINANCIAL HIGHLIGHTS
    (UNAUDITED)
The following definitions may help you understand the Financial Highlights on pages 26-31.

NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of the Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding shares.

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses, In cases where expenses exceed such income, this amount is shown as a loss.

NET GAINS (OR LOSSES) ON SECURITIES (BOTH REALIZED AND UNREALIZED). The per-share increase (or decrease) in the value of the securities held by the Fund. The Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) and the security is not sold.

LESS DISTRIBUTIONS:
FROM NET INVESTMENT INCOME.  The net income per share paid by the Fund.

FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

NET ASSET VALUE--END OF PERIOD. The value of one share of a Fund at the end of the period.

TOTAL RETURN/RATIOS:
TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the period, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

NET ASSETS--END OF PERIOD. The value of the Fund's assets, minus liabilities, at the end of the period.

NET EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses after expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

GROSS EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the period.

PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly value of the Fund's securities portfolio.

FOR MORE INFORMATION

DREYFUS FOUNDERS PASSPORT FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655

OR

www.founders.com.


This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C)2001, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-PAS

DREYFUS FOUNDERS
PASSPORT FUND

SEMIANNUAL REPORT
JUNE 30, 2001

TABLE OF CONTENTS

About this Report                                                3
A Message from Founders' President                               4
Management Overview                                              6
Statement of Investments                                        12
Statement of Assets and Liabilities                             21
Statement of Operations                                         23
Statements of Changes in Net Assets                             24
Financial Highlights                                            26
Notes to Financial Statements                                   32
Understanding Financial Highlights                              40


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia
BE      Belgium
BR      Brazil
CA      Canada
CN      China
DE      Denmark
FI      Finland
FR      France
GE      Germany
HK      Hong Kong
IE      Ireland
IN      India
IS      Israel
IT      Italy
JA      Japan
KR      South Korea
LU      Luxembourg
MX      Mexico
NE      Netherlands
NW      Norway
PT      Portugal
SG      Singapore
SP      Spain
SW      Sweden
SZ      Switzerland
TH      Thailand
TW      Taiwan
UK      United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Total return figures for the securities indexes assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund.

     The Fund's performance will no longer be compared to the Consumer Price Index. The other indexes presented more accurately reflect the Fund's investment strategy. For your information, however, we have included it in this report.

- The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

- The MSCI World ex U.S. Small Cap Index is an average of the performance of selected foreign small-capitalization securities. Historical returns beyond the one-year period are not currently available for this index.

- The MSCI World ex U.S. Index securities are sorted based on their price-to-book ratios to create the Value and Growth index series. Securities with higher price-to-book ratios are included in the Growth Index and securities with lower ratios are included in the Value Index. Approximately half the securities in the MSCI World ex U.S. Index, with approximately half of the market capitalization of each country index, are included in each of the Growth and Value components.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

[PHOTO OF RICHARD W. SABO]

RICHARD W. SABO

A MESSAGE FROM FOUNDERS' PRESIDENT

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

     Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

     Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

     In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

     And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

     In the following pages, your Fund's portfolio manager evaluates performance for the period, describes the approaches she used to cope with this challenging market, and discusses how she's positioned the Fund for the future. We hope you find her comments informative and insightful as you take the time to review your own investment plan.

     There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

     We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER TRACY STOUFFER, CFA

[PHOTO OF TRACY STOUFFER]

HOW DID THE FUND PERFORM OVER THE PERIOD?

Markets around the world dropped sharply in the opening half of 2001, and many small-capitalization companies, particularly in Europe, posted negative returns for the period. The Passport Fund itself was down substantially for the six months ended June 30, 2001, underperforming the Morgan Stanley Capital International (MSCI) World ex U.S. Index, which returned -14.93%.

WHAT MARKET FACTORS MOST AFFECTED THE FUND'S PERFORMANCE IN THE FIRST HALF?

What appeared in the U.S. as a slowing domestic economy was in reality only one corner of a global deterioration that impacted stocks in all capitalization levels. As in the U.S., international investors favored more defensive equity positions, a preference that negatively impacted growth stocks worldwide. To illustrate, the MSCI World ex. U.S. Growth Index was down -19.50% for the the six months ended June 30, 2001.

     In addition to the generally slowing economic environment, we faced many specific challenges during the half, such as:

- LESS LIQUID SMALL-CAP MARKETS. The world's small-cap markets have come a long way in recent years, but trading volumes for many of the stocks in the portfolio are quite low. This can make it difficult to move into and out of positions with the speed we would like--especially in trying economic times.


FUND AT A GLANCE

This fund invests primarily in common stocks of small, rapidly growing companies outside the U.S. These companies may be based in developing and emerging economies.

     Because we employ an aggressive trading style in markets with low trading volumes, this hindrance to timely trade execution hurt Fund performance during the half.

- BRITAIN'S COMPROMISED IMMUNITY. As we started the year, the Fund had a substantial concentration of assets in the United Kingdom, which (in addition to having a very well developed small-cap market) seemed to be more resilient in the face of the global economic slowdown than other European countries. As the first half drew on, however, it seemed that Britain was more exposed to the slowing European economy than we had thought. We sold several companies we felt would be adversely impacted by this weakness, though the U.K. remained our largest country weighting as of June 30, 2001.

- SIGNS OF CHANGE IN JAPAN? It is clear that the Japanese economy is in difficult straits, with consumer fundamentals deteriorating and business investment declining. But popular sentiment there has been energized by the election of the reform-minded and dashing Prime Minister Junichiro Koizumi. Whether or not he will be able to engineer a recovery in Japan is an open question, but his early actions have inspired hope in investors. While we found several interesting investment opportunities in Japan during the half, we limited the Fund's exposure there due to that country's precarious economic position.

PORTFOLIO COMPOSITION

[CHART]

22.33%    United Kingdom
 9.20%    Canada
 8.12%    South Korea
 7.51%    Australia
 6.06%    France
 5.25%    Japan
 4.72%    Hong Kong
 4.55%    Ireland
 4.12%    Cash & Equivalents
28.14%    Other Countries

WHAT OTHER FACTORS LED TO THE FUND'S UNDERPERFORMANCE DURING THE PERIOD?

It's our objective to find small overseas companies that have strong potential for earnings growth. This search takes us to many areas of the world and numerous segments of international economies.

In the first six months of the year, the Fund did not hold investments in certain industries, such as small automobile companies, gold mining, industrial components, and textiles, and these sectors were leaders in the Morgan Stanley Capital International World ex U.S. Small Cap Index over the period. These areas are not traditional growth segments, and our analysis did not uncover

[CHART]

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on 11/16/93, the Fund's inception, to a $10,000 investment made in an unmanaged securities index and the Consumer Price Index on that date. The "since inception" performance data for the MSCI World ex U.S. Index is from November 30, 1993 through June 30, 2001. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page
3. Further information related to Fund performance is contained elsewhere in this report.

many promising opportunities in these industries that met our criteria. During the period however, the Fund did not participate in the gains produced by these sectors due to this lack of exposure.

WHAT AREAS PROVIDED THE BEST SMALL-CAP OPPORTUNITIES?

Often, our research process also helps us identify certain areas of concentration, or themes. One of our current themes is "Underinvestment Beneficiaries." We believe the areas of power generation, infrastructure and some aspects of food refinery and production have seen underinvestment for the past decade as the technology sector was attracting the lion's share of investment. We researched companies that we believe have pricing power in environments of scarcity, then initiated positions in companies that may benefit from capacity shortfalls or strong demand in their industries.

AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS                             YEAR-TO-        1              5          SINCE
(INCEPTION DATE)                  DATE+          YEAR          YEARS      INCEPTION
Class A Shares 12/31/99
   With sales charge (5.75%)      (26.42%)      (42.43%)          --       (35.51%)
   Without sales charge           (21.93%)      (38.92%)          --       (32.91%)
Class B Shares 12/31/99
   With redemption*               (25.41%)      (41.86%)          --       (33.74%)
   Without redemption             (22.30%)      (39.44%)          --       (33.40%)
Class C Shares 12/31/99
   With redemption**              (23.04%)      (39.40%)          --       (33.43%)
   Without redemption             (22.26%)      (39.40%)          --       (33.43%)
Class F Shares 11/16/93           (22.02%)      (38.96%)        3.93%        6.85%
Class R Shares 12/31/99           (21.87%)      (38.81%)          --       (32.76%)
Class T Shares 12/31/99
   With sales charge (4.50%)      (25.56%)      (41.85%)          --       (35.12%)
   Without sales charge           (22.07%)      (39.12%)          --       (33.10%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
+Total return is not annualized.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

In the context of this theme, in June our focus shifted away from oil service holdings and toward companies involved in power-plant building. As crude oil and natural gas inventories rose to normal levels and as oil and gas prices started to decline, we sold several of our oil and gas/oil service holdings. Applying our hands-on research approach to this sector, Canada's SNC-Lavalin Group, Inc. (1.03% of the Fund as of June 30, 2001) appears fundamentally sound relative to other power-plant builders globally. Currently, we are finding more new opportunities in Canadian companies than in European ones, as Canada recently implemented a long-term tax initiative that reduces corporate taxes.

We have increased our exposure to the food industry to take advantage of price inflation driven by capacity shortfalls in such food sectors as dairy, sugar and certain food oils, including palm oil. Hoof-and-mouth disease has led to widespread slaughter of both beef and dairy cattle, as well as other hoofed animals. As a result of this capacity shortfall, we are finding companies in the dairy industry that have opportunities for pricing power.

LARGEST EQUITY HOLDINGS

 1. Impregilo SPA                       1.55%
 2. MFI Furniture Group PLC             1.52%
 3. HIT Entertainment PLC               1.44%
 4. Logitech International SA           1.41%
 5. FKI PLC                             1.37%
 6. SmartForce PLC Sponsored ADR        1.28%
 7. People's Food Holdings Limited      1.23%
 8. Hana Bank                           1.17%
 9. CAE, Inc.                           1.13%
10. Vallourec SA                        1.12%

WHAT OTHER INVESTMENT THEMES DID YOU PURSUE IN THE PORTFOLIO?

Like "Underinvestment Beneficiaries," our interest in Chinese companies has been consistent throughout 2001. We believe the Chinese market is attractive based on both strong domestic demand and China's anticipated World Trade Organization
(WTO) entry. Toward the end of the half, we trimmed several positions there after the excitement surrounding Beijing's 2008 Olympics bid drove the market up. Nonetheless, companies in China are in a period of building and consolidation as they prepare to compete in global markets. The building of railways, bridges, and airports in China offers growth opportunities for investors.

WHAT LIES AHEAD FOR INTERNATIONAL SMALL-CAP COMPANIES?

To combat the economic slowdown, central banks around the world have followed the U.S. Federal Reserve's lead and lowered short-term interest rates. However, we are concerned that the European Central Bank has not acted as aggressively as the Fed has, which may jeopardize the growth prospects of companies in many European countries. And while the new Japanese government has taken some decisive steps to help treat that country's economic ills, only time will tell if these steps can pull long-suffering Japan out of its doldrums.

In the end, we can only watch and wait, hopeful that the world's governments act wisely in the face of an economic slump. We feel our best approach in this environment is to continue doing what we do best: using in-depth, hands-on research to find those small international companies whose fundamental strengths meet our growth criteria.


/s/ Tracy Stouffer

Tracy Stouffer, CFA
Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS PASSPORT FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655

OR

www.founders.com.


This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C)2001, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-PAS

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                                                        MARKET VALUE

----------------------------------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-95.4%
AEROSPACE/DEFENSE-1.1%
         104,250            CAE, Inc. (CA).............................................       $  2,026,473
                                                                                              ------------
AGRICULTURAL PRODUCTS-0.6%
       4,228,000            Chaoda Modern Agriculture Holdings Limited (HK)*...........          1,046,271
                                                                                              ------------
AIR FREIGHT-1.2%
          97,600            CHC Helicopter Corporation Class A (CA)....................          1,286,241
      13,810,000            Shenzhen International Holdings Limited (HK)*..............            796,772
                                                                                              ------------
                                                                                                 2,083,013
                                                                                              ------------
AIRLINES-2.3%
         238,275            EasyJet PLC (UK)*..........................................          1,457,801
         104,750            Grupo Aeroportuario del Sureste SA de CV ADR (MX)*.........          1,958,825
          45,975            WestJet Airlines Limited (CA)*.............................            737,672
                                                                                              ------------
                                                                                                 4,154,298
                                                                                              ------------
ALUMINUM-0.2%
          17,175            Hindalco Industries Limited-Sponsored GDR (IN).............            336,201
                                                                                              ------------
AUTO PARTS & EQUIPMENT-1.2%
         236,110            Hankook Tire Company Limited (KR)..........................            495,658
          43,470            Hyundai Mobis (KR).........................................            467,975
          16,000            Nissin Kogyo Company Limited (JA)..........................            613,235
         262,550            Pyung Wah Industrial Company Limited (KR)..................            516,841
                                                                                              ------------
                                                                                                 2,093,709
                                                                                              ------------
AUTOMOBILES-0.3%
       1,316,000            Denway Motors Limited (HK)*................................            472,434
                                                                                              ------------
BANKS (MAJOR REGIONAL)-0.2%
         322,400            Bangkok Bank Public Company Limited (TH)*..................            327,538
                                                                                              ------------
BANKS (MONEY CENTER)-1.7%
         215,075            Grupo Financiero Banorte SA de CV (MX)*....................            449,217
         288,670            Hana Bank (KR).............................................          2,108,775
         556,000            Industrial and Commercial Bank of China Limited (HK).......            502,564
                                                                                              ------------
                                                                                                 3,060,556
                                                                                              ------------
BEVERAGES (ALCOHOLIC)-0.2%
         978,000            Tsingtao Brewery Company Limited (CN)......................            332,286
                                                                                              ------------
BEVERAGES (NON-ALCOHOLIC)-0.9%
         120,575            Cott Corporation (CA)*.....................................          1,325,244
           1,680            Lotte Chilsung Beverage Company Limited (KR)...............            246,745
                                                                                              ------------
                                                                                                 1,571,989
                                                                                              ------------
BIOTECHNOLOGY-0.3%
         141,975            Sonic Healthcare Limited (AU)..............................            570,612
                                                                                              ------------
BROADCASTING (TV, RADIO & CABLE)-0.1%
          26,975            Studio Canal (FR)*.........................................            263,767
                                                                                              ------------


----------------------------------------------------------------------------------------------------------
SHARES                                                                                        MARKET VALUE

BUILDING MATERIALS-2.0%
         574,500            Grafton Group PLC (IE).....................................       $  1,648,794
      12,610,000            Guangzhou Investment Company Limited (HK)*.................          1,374,237
         233,250            James Hardie Industries Limited 144A (AU)+.................            628,368
                                                                                              ------------
                                                                                                 3,651,399
                                                                                              ------------
CHEMICALS (DIVERSIFIED)-0.3%
         130,000            Mitsubishi Gas Chemical Company, Inc. (JA).................            522,228
                                                                                              ------------
CHEMICALS (SPECIALTY)-0.3%
       1,518,000            China Rare Earth Holdings Limited (HK).....................            535,220
                                                                                              ------------
COMMUNICATION EQUIPMENT-1.2%
           7,870            Handan BroadinfoCom Limited (KR)*..........................            508,346
          13,469            Neowiz Corporation (KR)....................................            601,751
         291,906            Sewon Telecom Limited (KR)*................................            841,743
         108,175            TTP Communications PLC (UK)*...............................            266,254
                                                                                              ------------
                                                                                                 2,218,094
                                                                                              ------------
COMPUTERS (HARDWARE)-0.5%
          29,800            Gericom AG (GE)*...........................................            864,079
                                                                                              ------------
COMPUTERS (NETWORKING)-0.3%
         102,775            Fibernet Group PLC (UK)*...................................            596,239
                                                                                              ------------
COMPUTERS (PERIPHERALS)-1.4%
           7,951            Logitech International SA (SZ)*............................          2,548,000
                                                                                              ------------
COMPUTERS (SOFTWARE & SERVICES)-6.0%
         147,300            Aldata Solution Oyj (FI)*..................................            505,050
          39,300            AsiaInfo Holdings, Inc. ADR (CN)*..........................            776,175
         156,800            ATI Technologies, Inc. (CA)*...............................          1,465,092
         179,900            Datalex PLC ADR (IE)*......................................            494,725
          44,200            Descartes Systems Group, Inc. (CA)*........................            807,052
          16,280            Duzon Digital Ware Company Limited (KR)....................            510,763
          25,750            ILOG SA (FR)*..............................................            392,384
              40            Intelligent Wave, Inc. (JA)*...............................            670,325
          11,250            Open Text Corporation ADR (CA) *...........................            264,038
          22,150            Pivotal Corporation ADR (CA)*..............................            364,368
          22,400            Precise Software Solutions Limited ADR (IS)*...............            687,680
          30,600            Riverdeep Group PLC Sponsored ADR (IE)*....................            856,800
          65,400            SmartForce PLC Sponsored ADR (IE)*.........................          2,304,042
          98,700            The Innovation Group PLC (UK)*.............................            735,738
           1,925            WEB.DE AG (GE)*............................................             11,082
                                                                                              ------------
                                                                                                10,845,314
                                                                                              ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                                        MARKET VALUE

----------------------------------------------------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES)-1.9%
         150,400            Apasco SA de CV (MX).......................................       $    805,194
         907,575            Boral Limited (AU)*........................................          1,326,708
         255,411            Cementerie del Tirreno SPA (IT)............................            700,586
           6,775            Cementos Portland SA (SP)..................................            163,467
          34,000            Siam Cement Public Company Limited (TH)*...................            367,946
                                                                                              ------------
                                                                                                 3,363,901
                                                                                              ------------
DISTRIBUTORS (FOOD & HEALTH)-1.7%
         169,750            Foodland Associated Limited (AU)...........................            950,741
         716,175            Fyffes PLC (IE)............................................            745,763
          36,820            Hokuto Corporation (JA)....................................          1,434,826
                                                                                              ------------
                                                                                                 3,131,330
                                                                                              ------------
ELECTRIC COMPANIES-0.7%
       3,836,000            Beijing Datang Power Generation Company Limited Class H
                            144A (CN)+.................................................          1,315,619
                                                                                              ------------
ELECTRICAL EQUIPMENT-1.6%
          71,510            Daeduck GDS Company Limited (KR)...........................            497,646
          16,140            Doosan Corporation (KR)*...................................            304,691
           7,000            Eneserve Corporation (JA)..................................            300,283
          33,440            Korea Electric Terminal Company Limited (KR)...............            331,712
         244,450            Meggitt PLC (UK)...........................................            847,495
          25,400            Vossloh AG (GE)............................................            530,063
                                                                                              ------------
                                                                                                 2,811,890
                                                                                              ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)-0.6%
       1,583,250            ERG Limited (AU)...........................................          1,158,464
             600            Marubun Corporation (JA)...................................              5,619
                                                                                              ------------
                                                                                                 1,164,083
                                                                                              ------------
ELECTRONICS (INSTRUMENTATION)-1.7%
           6,400            Lecia Geosystems AG 144A (SZ)*+............................          1,833,760
          77,700            Munters AB (SW)............................................          1,234,920
                                                                                              ------------
                                                                                                 3,068,680
                                                                                              ------------
ELECTRONICS (SEMICONDUCTORS)-0.8%
           8,400            Kontron Embedded Computers AG (GE)*........................            349,881
          68,816            Silicon-On-Insulator Technologies (FR)*....................          1,126,737
                                                                                              ------------
                                                                                                 1,476,618
                                                                                              ------------


----------------------------------------------------------------------------------------------------------
SHARES                                                                                        MARKET VALUE

ENGINEERING & CONSTRUCTION-10.2%
          64,292            ACS, Actividades de Construccion y Servicios SA (SP).......       $  1,782,018
         251,250            AMEC PLC (UK)..............................................          1,784,546
         443,525            Balfour Beatty PLC (UK)....................................          1,242,930
         152,650            Daelim Industrial Company Limited (KR)*....................          1,209,036
         997,450            Empresas ICA Sociedad Controladora SA de CV (MX)*..........            456,619
          64,100            Fomento de Construcciones y Contratas SA (SP)..............          1,221,004
          93,001            Grupo Ferrovial SA (SP)....................................          1,536,894
       5,075,000            Impregilo SPA (IT)*........................................          2,784,118
         218,350            Jarvis PLC (UK)............................................          1,372,749
         115,370            LG Engineering & Construction Company Limited (KR).........            958,124
          31,100            NEG Micon AS (DE)*.........................................          1,411,113
         139,700            SNC-Lavalin Group, Inc. (CA)...............................          1,854,873
          20,325            Stantec, Inc. (CA)*........................................            301,339
          45,650            Toll Holdings Limited (AU).................................            452,510
                                                                                              ------------
                                                                                                18,367,873
                                                                                              ------------
ENTERTAINMENT-3.4%
       1,291,400            Euro Disney SCA (FR)*......................................          1,191,692
         505,150            HIT Entertainment PLC 144A (UK)+...........................          2,593,245
          19,950            IM Internationalmedia AG (GE)*.............................            472,909
         608,475            Rank Group PLC (UK)........................................          1,848,532
                                                                                              ------------
                                                                                                 6,106,378
                                                                                              ------------
EQUIPMENT (SEMICONDUCTORS)-0.4%
         268,000            Novatek Microelectronics Corporation Limited (TW)*.........            731,713
                                                                                              ------------
FINANCIAL (DIVERSIFIED)-1.3%
          68,400            Intermediate Capital Group PLC (UK)........................            674,572
       4,103,400            National Finance Public Company Limited (TH)*..............            897,197
           4,790            Shohkoh Fund & Company Limited (JA)........................            782,742
                                                                                              ------------
                                                                                                 2,354,511
                                                                                              ------------
FOODS-3.9%
         130,525            Dairy Crest Group PLC (UK).................................            657,214
         452,050            National Foods Limited (AU)................................            517,259
          12,410            Nong Shim Company Limited (KR).............................            488,592
       5,421,000            People's Food Holdings Limited (CN)*.......................          2,216,600
          18,350            Saputo, Inc. (CA)..........................................            454,034
         105,000            Snow Brand Milk Products Company Limited (JA)*.............            345,185
          62,400            Thai Union Frozen Products Public Company (TH).............             95,781
         100,000            Toyo Suisan Kaisha Limited (JA)............................          1,036,759
       3,606,000            United Food Holdings Limited (SG)*.........................          1,157,799
                                                                                              ------------
                                                                                                 6,969,223
                                                                                              ------------
GAMING, LOTTERY, & PARIMUTUEL COMPANIES-0.9%
         458,150            Aristocrat Leisure Limited (AU)............................          1,641,155
                                                                                              ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                                        MARKET VALUE

----------------------------------------------------------------------------------------------------------

GOLD & PRECIOUS METALS MINING-0.7%
         121,125            Goldcorp, Inc. (CA)........................................       $  1,292,979
                                                                                              ------------
HEALTHCARE (DIVERSIFIED)-0.3%
       1,980,000            China Pharmaceutical Enterprise and Investment Corporation
                            Limited (HK)...............................................            248,782
           8,800            Stada Arzneimittel AG (GE).................................            213,064
                                                                                              ------------
                                                                                                   461,846
                                                                                              ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-1.4%
          84,325            Galen Holdings PLC (IE)....................................            971,608
          34,950            Omega Pharma SA (BE).......................................          1,346,279
          21,225            Recordati SPA (IT).........................................            285,528
                                                                                              ------------
                                                                                                 2,603,415
                                                                                              ------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-1.2%
         133,500            Tamer OYO (FI).............................................            362,796
          21,200            Taro Pharmaceutical Industries Limited ADR (IS)*...........          1,856,272
                                                                                              ------------
                                                                                                 2,219,068
                                                                                              ------------
HEALTHCARE (LONG-TERM CARE)-0.2%
          55,800            Cap AB (SW)*...............................................            407,542
                                                                                              ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-3.6%
         147,250            Biocompatibles International PLC (UK)*.....................            574,192
           4,500            Colin Corporation (JA).....................................            530,407
         260,000            Elekta AB B Shares (SW)*...................................          1,791,456
          36,800            Getinge Industrier AB (SW).................................            638,969
          19,000            Instrumentarium Corporation (FI)...........................            536,929
          34,275            ResMed, Inc. DR (AU)*......................................          1,732,601
          90,150            SSL International PLC (UK).................................            633,966
                                                                                              ------------
                                                                                                 6,438,520
                                                                                              ------------
HEALTHCARE (SPECIALIZED SERVICES)-0.9%
             125            Unilabs AG (SZ)............................................            103,625
          18,300            ICON PLC Sponsored ADR (IE)*...............................            552,111
         159,100            Mayne Nickless Limited (AU)................................            521,414
          20,150            UMS United Medical Systems International AG (GE)*..........            387,579
                                                                                              ------------
                                                                                                 1,564,729
                                                                                              ------------
HOMEBUILDING-0.2%
         513,300            Land and House Public Company Limited (TH)*................            311,755
          31,303            Shaftesbury PLC (UK).......................................            128,778
                                                                                              ------------
                                                                                                   440,533
                                                                                              ------------
HOUSEHOLD FURNISHINGS & APPLIANCES-1.6%
       1,664,100            MFI Furniture Group PLC (UK)...............................          2,732,541
         189,450            Ocean Glass Public Company Limited (TH)....................            155,858
                                                                                              ------------
                                                                                                 2,888,399
                                                                                              ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-0.2%
           6,810            Pacific Corporation (KR)...................................            336,716
                                                                                              ------------


----------------------------------------------------------------------------------------------------------
SHARES                                                                                        MARKET VALUE

INSURANCE (LIFE & HEALTH)-1.2%
          21,800            Industrial Alliance Life Insurance Company (CA)............       $    550,890
          36,550            Scor SA (FR)...............................................          1,624,513
                                                                                              ------------
                                                                                                 2,175,403
                                                                                              ------------
INSURANCE (MULTI-LINE)-0.8%
       3,984,000            China Insurance International Holdings Company Limited
                            (HK).......................................................          1,353,608
                                                                                              ------------
INVESTMENT BANKING & BROKERAGE-0.4%
          55,300            D. Carnegie & Company AB 144A (SW)*+.......................            632,508
                                                                                              ------------
INVESTMENT MANAGEMENT-2.1%
          57,875            Aberdeen Asset Management PLC 144A (UK)+...................            422,463
       3,652,000            Beijing North Star Company Limited 144A (CN)+..............          1,076,927
         632,000            First Pacific Company Limited (HK).........................            136,940
         149,475            Man Group PLC (UK).........................................          2,012,972
          26,100            Unite Group PLC (UK).......................................            141,329
                                                                                              ------------
                                                                                                 3,790,631
                                                                                              ------------
IRON & STEEL-0.9%
          91,550            IPSCO, Inc. (CA)...........................................          1,387,487
         375,025            Smorgon Steel Group Limited (AU)...........................            171,497
                                                                                              ------------
                                                                                                 1,558,984
                                                                                              ------------
LEISURE TIME (PRODUCTS)-0.7%
          67,025            GrandVision SA (FR)........................................          1,268,209
           8,000            Hudson Soft Company Limited (JA)*..........................             66,070
                                                                                              ------------
                                                                                                 1,334,279
                                                                                              ------------
LODGING-HOTELS-1.3%
         158,700            De Vere Group PLC (UK).....................................            758,903
         270,100            Hotel Shilla Company Limited (KR)..........................          1,597,188
                                                                                              ------------
                                                                                                 2,356,091
                                                                                              ------------
MACHINERY (DIVERSIFIED)-1.5%
       1,696,000            Hyflux Limited (SG)........................................            726,059
          24,875            KCI Konecranes International (FI)..........................            674,944
          44,210            Samyoung Heat Exchanger Company (KR).......................          1,087,866
          14,200            Toromont Industries Limited (CA)...........................            215,208
                                                                                              ------------
                                                                                                 2,704,077
                                                                                              ------------
MANUFACTURING (DIVERSIFIED)-2.4%
             600            Advan Company Limited (JA).................................              6,976
         378,000            Beijing Enterprises Holdings Limited (HK)..................            487,063
         146,900            Bodycote International PLC (UK)............................            545,451
         623,425            FKI PLC (UK)...............................................          2,463,888
         227,500            Saeco International Group SPA (IT).........................            847,443
                                                                                              ------------
                                                                                                 4,350,821
                                                                                              ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                                        MARKET VALUE

----------------------------------------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.4%
          79,000            Hitachi Construction Machinery Company Limited (JA)........       $    296,450
       1,300,825            Orbital Engine Corporation Limited (AU)*...................            482,497
                                                                                              ------------
                                                                                                   778,947
                                                                                              ------------
METAL FABRICATORS-1.2%
          74,000            Natsteel Broadway Limited (SG).............................            105,598
          36,439            Vallourec SA (FR)..........................................          2,020,618
                                                                                              ------------
                                                                                                 2,126,216
                                                                                              ------------
METALS MINING-0.1%
         304,350            Banpu Public Company Limited (TH)..........................            208,374
                                                                                              ------------
OIL & GAS (DRILLING & EQUIPMENT)-0.3%
          37,775            Tubos de Acero de Mexico SA ADR (MX).......................            477,854
                                                                                              ------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.9%
          37,550            Nexen, Inc. (CA)...........................................            942,709
         154,750            Ultra Petroleum Corporation (CA)*..........................            729,087
                                                                                              ------------
                                                                                                 1,671,796
                                                                                              ------------
PAPER & FOREST PRODUCTS-0.3%
         243,925            Paperlinx Limited (AU).....................................            503,194
                                                                                              ------------
POWER PRODUCERS (INDEPENDENT)-0.6%
         133,025            Nordex AG (GE)*............................................          1,103,662
                                                                                              ------------
PUBLISHING-0.4%
          66,500            Eniro AB (SW)..............................................            656,752
                                                                                              ------------
RAILROADS-0.1%
         152,500            Stagecoach Holdings PLC (UK)...............................            167,826
                                                                                              ------------
RESTAURANTS-1.9%
       1,667,100            City Centre Restaurants PLC (UK)...........................          1,266,152
         216,275            JD Wetherspoon PLC (UK)....................................          1,121,679
          82,000            Luminar PLC (UK)...........................................          1,014,909
                                                                                              ------------
                                                                                                 3,402,740
                                                                                              ------------
RETAIL (COMPUTERS & ELECTRONICS)-0.6%
         679,800            Electronics Boutique PLC (UK)..............................          1,020,656
                                                                                              ------------
RETAIL (DEPARTMENT STORES)-0.8%
         275,575            Selfridges PLC (UK)........................................          1,425,355
                                                                                              ------------
RETAIL (FOOD CHAINS)-0.5%
           3,150            Alimentation Couche-Tard, Inc. (CA)*.......................             65,383
          57,950            S&P Syndicate Public Company Limited (TH)..................             42,875
         391,000            Somerfield PLC (UK)........................................            723,158
                                                                                              ------------
                                                                                                   831,416
                                                                                              ------------

SHARES                                                                                        MARKET VALUE

----------------------------------------------------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-3.0%
         109,650            Gruppo Coin SPA (IT)*......................................       $  1,329,316
       1,918,825            Laura Ashley Holdings PLC (UK)*............................          1,018,785
         220,750            Matalan PLC (UK)...........................................          1,539,972
         328,523            Mothercare PLC (UK)........................................          1,509,773
                                                                                              ------------
                                                                                                 5,397,846
                                                                                              ------------
RETAIL (SPECIALTY)-0.9%
       1,303,425            Signet Group PLC (UK)......................................          1,622,407
                                                                                              ------------
SERVICES (ADVERTISING/MARKETING)-1.1%
          12,000            LG Ad, Inc. (KR)*..........................................            488,137
       3,106,000            Roadshow Holdings Limited (HK) *...........................          1,015,475
          22,300            SR Teleperformance (FR)....................................            500,296
                                                                                              ------------
                                                                                                 2,003,908
                                                                                              ------------
SERVICES (COMMERCIAL & CONSUMER)-3.6%
          62,625            Amey PLC (UK)..............................................            306,959
       5,940,000            Beijing Capital International Airport Company Limited
                            (CN).......................................................          1,865,865
          52,925            BTG PLC (UK)*..............................................            870,918
          64,275            First Choice Holidays PLC (UK).............................            134,688
           9,800            FirstService Corporation (CA)*.............................            216,328
          33,000            Penauille Polyservices (FR)................................          1,871,825
       1,134,900            PHS Holdings PLC (UK)*.....................................          1,356,772
                                                                                              ------------
                                                                                                 6,623,355
                                                                                              ------------
SHIPPING-0.9%
          19,125            Bergesen dy ASA Class A (NW)...............................            348,267
         130,600            Irish Continental Group PLC (IE)...........................            619,167
         117,025            Lang Corporation Limited (AU)..............................            653,951
                                                                                              ------------
                                                                                                 1,621,385
                                                                                              ------------
SPECIALTY PRINTING-0.3%
          69,400            De La Rue PLC (UK).........................................            512,447
                                                                                              ------------
TELECOMMUNICATIONS (LONG DISTANCE)-0.4%
          30,053            Genesys (FR)...............................................            651,335
                                                                                              ------------
TELEPHONE-0.2%
          46,225            GT Group Telecom, Inc. Class B (CA)*.......................            281,748
                                                                                              ------------
TEXTILES (APPAREL)-1.7%
         176,800            Cheil Industries, Inc. (KR)................................          1,016,925
          90,250            Marzotto SPA (IT)..........................................          1,068,911
         225,000            Sanyo Shokai Limited (JA)..................................            929,114
                                                                                              ------------
                                                                                                 3,014,950
                                                                                              ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                                                        MARKET VALUE

----------------------------------------------------------------------------------------------------------

TEXTILES (SPECIALTY)-0.4%
          10,275            Sophus Berendsen AS (DE)...................................       $    275,753
       1,302,000            Texwinca Holdings Limited (HK).............................            496,622
                                                                                              ------------
                                                                                                   772,375
                                                                                              ------------
TRUCKERS-1.1%
         295,000            Seino Transportation Company Limited (JA)..................          1,918,325
                                                                                              ------------
WASTE MANAGEMENT-0.7%
       1,292,913            Renewable Energy Corporation Limited (AU)*.................          1,484,672
                                                                                              ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$176,066,964)....................................................................        171,812,384
                                                                                              ------------
PREFERRED STOCKS (FOREIGN)-0.4%
DISRIBUTORS (FOOD & HEALTH)-0.4%
       1,061,825            Metcash Trading Limited (AU)...............................            722,954
                                                                                              ------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$733,399)........................................................................            722,954
                                                                                              ------------
RIGHTS AND WARRANTS-0.1%
         786,000            China Travel International Investment Hong Kong Limited
                            Warrants (HK)*.............................................             25,194
          80,766            Eidos PLC Rights (UK)*.....................................            101,099
           8,956            S Net Systems, Inc. Rights (KR)*...........................             14,944
                                                                                              ------------
TOTAL RIGHTS AND WARRANTS
(COST-$0)..............................................................................            141,237
                                                                                              ------------

PRINCIPAL AMOUNT                                                                  AMORTIZED COST

------------------------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-2.0%
ALUMINUM-2.0%
$3,600,000              Alcoa, Inc. 4.17% 07/02/01.........................        $  3,599,583
                                                                                   ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$3,599,583)................................................           3,599,583
                                                                                   ------------
TOTAL INVESTMENTS-97.9%
(COST-$180,399,946)........................................................         176,276,158
OTHER ASSETS AND LIABILITIES-2.1%..........................................           3,809,699
                                                                                   ------------
NET ASSETS-100.0%..........................................................        $180,085,857
                                                                                   ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost...........................    $180,399,946
                                                             ------------
Investment securities, at market.........................     176,276,158
Cash.....................................................         430,366
Foreign currency (cost $1,068,733).......................       1,073,800
Receivables:
  Investment securities sold.............................      17,457,810
  Capital shares sold....................................       1,060,379
  Dividends..............................................         349,980
Other assets.............................................         421,962
                                                             ------------
    Total Assets.........................................     197,070,455
                                                             ------------

LIABILITIES
Payables:
  Investment securities purchased........................      15,877,793
  Capital shares redeemed................................         556,001
  Advisory fees..........................................         155,023
  Shareholder servicing fees.............................          21,598
  Accounting fees........................................           3,932
  Distribution fees......................................          62,049
  Other..................................................         308,202
                                                             ------------
      Total Liabilities..................................      16,984,598
                                                             ------------
Net Assets...............................................    $180,085,857
                                                             ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (UNAUDITED) (CONTINUED)

Net Assets--Class A.........................................    $ 22,174,943
Shares Outstanding--Class A.................................       2,003,427
Net Asset Value, Redemption Price Per Share.................    $      11.07
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)........................    $      11.74

Net Assets--Class B.........................................    $ 26,200,677
Shares Outstanding--Class B.................................       2,394,067
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      10.94

Net Assets--Class C.........................................    $ 12,762,760
Shares Outstanding--Class C.................................       1,168,166
Net Asset Value, Offering and Redemption Price (excluding
  applicable contingent deferred sales charge) Per Share....    $      10.93

Net Assets--Class F.........................................    $117,455,651
Shares Outstanding--Class F.................................      10,630,370
Net Asset Value, Offering and Redemption Price Per Share....    $      11.05

Net Assets--Class R.........................................    $    806,311
Shares Outstanding--Class R.................................          72,567
Net Asset Value, Offering and Redemption Price Per Share....    $      11.11

Net Assets--Class T.........................................    $    685,515
Shares Outstanding--Class T.................................          62,199
Net Asset Value, Redemption Price Per Share.................    $      11.02
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price)........................    $      11.54

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends..............................................    $  2,503,854
  Interest...............................................          55,531
  Foreign taxes withheld.................................        (287,161)
                                                             ------------
    Total Investment Income..............................       2,272,224
                                                             ------------
Expenses:
  Advisory fees--Note 2..................................       1,110,061
  Shareholder servicing fees--Note 2.....................         146,512
  Accounting fees--Note 2................................          27,862
  Distribution fees--Note 2..............................         355,700
  Transfer agency fees--Note 2...........................         143,313
  Registration fees......................................          37,918
  Postage and mailing expenses...........................          20,956
  Custodian fees and expenses--Note 2....................         293,661
  Printing expenses......................................          19,306
  Legal and audit fees...................................          13,606
  Directors' fees and expenses...........................          15,232
  Line of Credit expenses................................          20,374
  Other expenses.........................................          38,671
                                                             ------------
    Total Expenses.......................................       2,243,172
    Earnings Credits.....................................         (18,745)
    Expense Offset to Broker Commissions.................          (2,794)
                                                             ------------
    Net Expenses.........................................       2,221,633
                                                             ------------
  Net Investment Income..................................          50,591
                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions...........     (46,707,111)
Net Realized (Loss) from Foreign Currency Transactions...        (380,182)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Transactions............      (9,763,072)
                                                             ------------
    Net Realized and Unrealized (Loss) on Investments and
    Foreign Currency Transactions........................     (56,850,365)
                                                             ------------
Net (Decrease) in Net Assets Resulting from Operations...    ($56,799,774)
                                                             ============

Purchases of long-term securities........................    $730,731,956
Proceeds from sales of long-term securities..............    $782,308,133
Purchases of long-term U.S. Government Obligations.......    $          0
Proceeds from sales of long-term U.S. Government
Obligations..............................................    $          0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                                       SIX MONTHS         YEAR
                                                         ENDED            ENDED
                                                        6/30/01         12/31/00
                                                      ------------    -------------
OPERATIONS
Net Investment Income (Loss)......................    $     50,591    $  (3,785,976)
Net Realized (Loss) from Security Transactions....     (46,707,111)    (117,091,627)
Net Realized (Loss) from Foreign Currency
  Transactions....................................        (380,182)        (275,400)
Net Change in Unrealized
  Appreciation/Depreciation.......................      (9,763,072)     (53,858,079)
                                                      ------------    -------------
  Net (Decrease) in Net Assets Resulting from
    Operations....................................     (56,799,774)    (175,011,082)
                                                      ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security Transactions
  and Foreign CurrencyTransactions
  Class A.........................................               0       (4,684,709)
  Class B.........................................               0       (4,598,497)
  Class C.........................................               0       (2,321,077)
  Class F.........................................               0      (23,758,606)
  Class R.........................................               0          (31,636)
  Class T.........................................               0         (110,544)
                                                      ------------    -------------
Net (Decrease) from Dividends and Distributions...               0      (35,505,069)
                                                      ------------    -------------

                                                  SIX MONTHS          YEAR
                                                     ENDED            ENDED
                                                    6/30/01         12/31/00
                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A....................................    $  46,830,757    $ 314,583,220
  Class B....................................        3,216,132       77,900,401
  Class C....................................        3,338,812       40,898,225
  Class F....................................       70,682,171      595,575,464
  Class R....................................          795,807          664,868
  Class T....................................          462,914        2,291,610
Reinvested dividends and distributions
  Class A....................................                0        2,660,126
  Class B....................................                0        3,615,612
  Class C....................................                0        1,681,312
  Class F....................................                0       23,175,734
  Class R....................................                0           30,913
  Class T....................................                0          105,828
                                                 -------------    -------------
                                                   125,326,593    1,063,183,313
Cost of Shares Redeemed
  Class A....................................      (53,682,805)    (251,376,860)
  Class B....................................       (4,123,722)     (13,802,203)
  Class C....................................       (4,715,945)      (9,202,266)
  Class F....................................      (97,879,991)    (566,353,430)
  Class R....................................          (12,851)        (237,139)
  Class T....................................         (449,286)        (713,182)
                                                 -------------    -------------
                                                  (160,864,600)    (841,685,080)
                                                 -------------    -------------
Net Increase (Decrease) from Capital Share
  Transactions...............................      (35,538,007)     221,498,233
                                                 -------------    -------------
Net Increase (Decrease) in Net Assets........      (92,337,781)      10,982,082

NET ASSETS
  Beginning of period........................    $ 272,423,638    $ 261,441,556
                                                 -------------    -------------
  End of period..............................    $ 180,085,857    $ 272,423,638
                                                 =============    =============
Net Assets consist of:
Capital (par value and paid-in surplus)......    $ 349,333,660    $ 384,871,667
Accumulated undistributed (distribution in
  excess of) net investment income...........           43,677           (6,914)
Accumulated undistributed net realized (loss)
  from security transactions.................     (165,153,217)    (118,065,924)
Unrealized appreciation (depreciation) on
  investments and foreign currency
  transactions...............................       (4,138,263)       5,624,809
                                                 -------------    -------------
Total........................................    $ 180,085,857    $ 272,423,638
                                                 =============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS A SHARES
Net Asset Value, beginning of
  period.............................        $ 14.18              $ 22.93
Income from investment operations:
    Net investment (loss)............          (0.02)               (0.13)
    Net (losses) on securities (both
      realized and unrealized).......          (3.09)               (6.65)
                                             -------              -------
        Total from investment
          operations.................          (3.11)               (6.78)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (1.97)
                                             -------              -------
        Total distributions..........           0.00                (1.97)
Net Asset Value, end of period.......        $ 11.07              $ 14.18
                                             =======              =======
Total Return/Ratios
    Total return*....................         (21.93%)             (29.61%)
    Net assets, end of period
      (000s).........................        $22,175              $36,353
    Net expenses to average net
      assets#........................           1.79%**              1.59%
    Gross expenses to average net
      assets#........................           1.81%**              1.61%
    Net investment income (loss) to
      average net assets.............           0.22%**             (0.80%)
    Portfolio turnover rate@.........            567%                 535%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................        $ 14.08              $ 22.93
Income from investment operations:
    Net investment (loss)............          (0.04)               (0.23)
    Net (losses) on securities (both
      realized and unrealized).......          (3.10)               (6.65)
                                             -------              -------
        Total from investment
          operations.................          (3.14)               (6.88)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (1.97)
                                             -------              -------
        Total distributions..........           0.00                (1.97)
Net Asset Value, end of period.......        $ 10.94              $ 14.08
                                             =======              =======
Total Return/Ratios
    Total return*....................         (22.30%)             (30.05%)
    Net assets, end of period
      (000s).........................        $26,201              $35,000
    Net expenses to average net
      assets#........................           2.56%**              2.35%
    Gross expenses to average net
      assets#........................           2.57%**              2.38%
    Net investment (loss) to average
      net assets.....................          (0.50%)**            (1.50%)
    Portfolio turnover rate@.........            567%                 535%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................        $ 14.06              $ 22.93
Income from investment operations:
    Net investment (loss)............          (0.05)               (0.21)
    Net (losses) on securities (both
      realized and unrealized).......          (3.08)               (6.69)
                                             -------              -------
        Total from investment
          operations.................          (3.13)               (6.90)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (1.97)
                                             -------              -------
        Total distributions..........           0.00                (1.97)
Net Asset Value, end of period.......        $ 10.93              $ 14.06
                                             =======              =======
Total Return/Ratios
    Total return*....................         (22.26%)             (30.13%)
    Net assets, end of period
      (000s).........................        $12,763              $17,925
    Net expenses to average net
      assets#........................           2.55%**              2.35%
    Gross expenses to average net
      assets#........................           2.57%**              2.38%
    Net investment (loss) to average
      net assets.....................          (0.52%)**            (1.50%)
    Portfolio turnover rate@.........            567%                 535%

                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                               YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED    ----------------------------------------------------
                               JUNE 30, 2001       2000       1999       1998       1997       1996
                             -----------------   --------   --------   --------   --------   --------
CLASS F SHARES
Net Asset Value, beginning
  of period................      $  14.17        $  22.93   $  14.93   $  13.64   $  13.91   $  11.68
Income from investment
  operations:
    Net investment income
      (loss)...............         (0.05)          (0.19)     (0.11)      0.00       0.02       0.04
    Net gains (losses) on
      securities (both
      realized and
      unrealized)..........         (3.07)          (6.60)     12.94       1.68       0.22       2.30
                                 --------        --------   --------   --------   --------   --------
         Total from
           investment
           operations......         (3.12)          (6.79)     12.83       1.68       0.24       2.34
Less distributions:
    From net investment
      income...............          0.00            0.00       0.00      (0.01)     (0.03)     (0.02)
    From net realized
      gains................          0.00            0.00      (4.83)     (0.38)     (0.48)     (0.09)
    In excess of net
      realized gains.......          0.00           (1.97)      0.00       0.00       0.00       0.00
                                 --------        --------   --------   --------   --------   --------
         Total
           distributions...          0.00           (1.97)     (4.83)     (0.39)     (0.51)     (0.11)
    Net Asset Value, end of
      period...............      $  11.05        $  14.17   $  22.93   $  14.93   $  13.64   $  13.91
                                 ========        ========   ========   ========   ========   ========
Total Return/Ratios
    Total return...........        (22.02%)        (29.65%)    87.44%     12.50%      1.70%     20.05%
    Net assets, end of
      period (000s)........      $117,456        $182,036   $261,437   $124,572   $122,646   $177,921
    Net expenses to average
      net assets#..........          1.86%**         1.59%      1.63%      1.52%      1.53%      1.57%
    Gross expenses to
      average net
      assets#..............          1.88%**         1.61%      1.64%      1.54%      1.55%      1.59%
    Net investment income
      (loss) to average net
      assets...............          0.18%**        (0.88%)    (0.91%)     0.09%      0.20%      0.40%
    Portfolio turnover
      rate@................           567%            535%       330%        34%        51%        58%

                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS R SHARES
Net Asset Value, beginning of
 period..............................        $ 14.22              $ 22.93
Income from investment operations:
    Net investment income (loss).....           0.10                (0.09)
    Net (losses) on securities (both
     realized and unrealized)........          (3.21)               (6.65)
                                             -------              -------
       Total from investment
        operations...................          (3.11)               (6.74)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (1.97)
                                             -------              -------
       Total distributions...........           0.00                (1.97)
Net Asset Value, end of period.......        $ 11.11              $ 14.22
                                             =======              =======
Total Return/Ratios
    Total return.....................         (21.87%)             (29.44%)
    Net assets, end of period
     (000s)..........................        $   806              $   241
    Net expenses to average net
     assets#.........................           1.57%**              1.31%
    Gross expenses to average net
     assets#.........................           1.59%**              1.33%
    Net investment income (loss) to
     average net assets..............           0.61%**             (0.55%)
    Portfolio turnover rate@.........            567%                 535%

                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                         SIX MONTHS ENDED        YEAR ENDED
                                          JUNE 30, 2001      DECEMBER 31, 2000
                                         ----------------    ------------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................        $ 14.14              $ 22.93
Income from investment operations:
    Net investment (loss)............          0.00+                (0.16)
    Net (losses) on securities (both
      realized and unrealized).......          (3.12)               (6.66)
                                             -------              -------
        Total from investment
          operations.................          (3.12)               (6.82)
Less distributions:
    From net investment income.......           0.00                 0.00
    From net realized gains..........           0.00                (1.97)
                                             -------              -------
        Total distributions..........           0.00                (1.97)
Net Asset Value, end of period.......        $ 11.02              $ 14.14
                                             =======              =======
Total Return/Ratios
    Total return *...................         (22.07%)*            (29.79%)
    Net assets, end of period
      (000s).........................        $   686              $   869
    Net expenses to average net
      assets#........................           2.05%**              1.84%
    Gross expenses to average net
      assets#........................           2.07%**              1.87%
    Net investment (loss) to average
      net assets.....................          (0.01%)**            (1.00%)
    Portfolio turnover rate@.........            567%                 535%

                    +   Net investment income (loss) for the six months ended
                        June 30, 2001 aggregated less than $0.01 on a per share
                        basis.
                    *   Sales charges are not reflected in the total return.
                   **   Annualized.
                    #   Ratio of Net Expenses to Average Net Assets reflects
                        reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a
                        Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
                    @   Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or
                        sales of securities, excluding securities having maturity
                        dates at acquisition of one year or less, by the average
                        value of the portfolio securities held during the period,
                        which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2001 for settling foreign trades is listed on the Statements of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $172,965 during the six months ended June 30, 2001 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $63,881 pursuant to this transfer agency agreement. State Street Bank and Trust ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $35,167, $38,098, $18,425, and $1,019, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $114,294, $55,275, $185,112, and $1,019, respectively, pursuant to the Distribution Plans.
  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers........................         $ 77,954,682
Post-October Capital Loss Deferral.................         $ 37,660,151
Post-October Currency Loss Deferral................         $     23,356
Federal Tax Cost...................................         $181,061,202
Unrealized Appreciation............................         $  4,626,378
Unrealized (Depreciation)..........................         $ (9,411,422)
Net (Depreciation).................................         $ (4,785,044)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                 SIX MONTHS
                                                                    ENDED              YEAR ENDED
                                                                   6/30/01              12/31/00
                                                          -------------------------    -----------
CLASS A
      Shares sold.....................................                   3,788,321      14,444,282
      Shares issued for dividends reinvested..........                           0         186,938
      Shares redeemed.................................                  (4,348,445)    (12,067,713)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING...                    (560,124)      2,563,507
CLASS B
      Shares sold.....................................                     241,625       2,985,095
      Shares issued for dividends reinvested..........                           0         255,882
      Shares redeemed.................................                    (333,488)       (755,091)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING...                     (91,863)      2,485,886
CLASS C
      Shares sold.....................................                     279,514       1,652,714
      Shares issued for dividends reinvested..........                           0         119,157
      Shares redeemed.................................                    (386,631)       (496,632)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING...                    (107,117)      1,275,239

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

                                                                 SIX MONTHS
                                                                    ENDED              YEAR ENDED
                                                                   6/30/01              12/31/00
                                                          -------------------------    -----------
CLASS F
      Shares sold.....................................                   5,669,805      23,802,574
      Shares issued for dividends reinvested..........                           0       1,630,697
      Shares redeemed.................................                  (7,890,352)    (23,985,930)
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING...                  (2,220,547)      1,447,341
CLASS R
      Shares sold.....................................                      56,691          26,127
      Shares issued for dividends reinvested..........                           0           2,166
      Shares redeemed.................................                      (1,049)        (11,412)
      NET INCREASE IN SHARES OUTSTANDING..............                      55,642          16,881
CLASS T
      Shares sold.....................................                      37,900          89,145
      Shares issued for dividends reinvested..........                           0           7,458
      Shares redeemed.................................                     (37,135)        (35,213)
      NET INCREASE IN SHARES OUTSTANDING..............                         765          61,390

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings is limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings is subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 2001 there were no such borrowings.

   UNDERSTANDING FINANCIAL HIGHLIGHTS
    (UNAUDITED)
The following definitions may help you understand the Financial Highlights on pages 26-31.

NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of the Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding shares.

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses, In cases where expenses exceed such income, this amount is shown as a loss.

NET GAINS (OR LOSSES) ON SECURITIES (BOTH REALIZED AND UNREALIZED). The per-share increase (or decrease) in the value of the securities held by the Fund. The Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) and the security is not sold.

LESS DISTRIBUTIONS:
FROM NET INVESTMENT INCOME.  The net income per share paid by the Fund.

FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

NET ASSET VALUE--END OF PERIOD. The value of one share of a Fund at the end of the period.

TOTAL RETURN/RATIOS:
TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the period, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

NET ASSETS--END OF PERIOD. The value of the Fund's assets, minus liabilities, at the end of the period.

NET EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses after expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

GROSS EXPENSES TO AVERAGE NET ASSETS. The total of the Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the period.

PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly value of the Fund's securities portfolio.

                              FOR MORE INFORMATION


                                        DREYFUS FOUNDERS
                                        PASSPORT FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
BY TELEPHONE
Call your financial                     Dreyfus Transfer, Inc.
representative or                       P.O. Box 9671
1-800-554-4611                          Providence, RI  02940

BY MAIL Write to:                       DISTRIBUTOR
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard             Dreyfus Service Corporation
Uniondale, NY  11556-0144               200 Park Avenue
                                        New York, NY  10166



Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                  281SA0601

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND

SEMIANNUAL REPORT
JUNE 30, 2001






                            DREYFUS FOUNDERS FUNDS(R)
                             THE GROWTH SPECIALISTS

TABLE OF CONTENTS

About this Report                        3
A Message from Founders' President       4
Management Overview                      6
Statement of Investments                12
Statement of Assets and Liabilities     19
Statement of Operations                 21
Statements of Changes in Net Assets     22
Financial Highlights                    24
Notes to Financial Statements           30

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia
BE      Belgium
BR      Brazil
CA      Canada
CN      China
DE      Denmark
FI      Finland
FR      France
GE      Germany
HK      Hong Kong
IE      Ireland
IN      India
IS      Israel
IT      Italy
JA      Japan
KR      South Korea
LU      Luxembourg
MX      Mexico
NE      Netherlands
NW      Norway
PT      Portugal
SG      Singapore
SP      Spain
SW      Sweden
SZ      Switzerland
TH      Thailand
TW      Taiwan
UK      United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Each securities index shown accounts for both change in security price and reinvestment of dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities index does not reflect the costs of managing a mutual fund.

     The Fund's performance will no longer be compared to the Lipper Global Fund Index or the Consumer Price Index. The security index presented reflects the Fund's investment strategy. For your information, we have included both of these indexes in this report.

- The Morgan Stanley Capital International (MSCI) World Index is an average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East.

- The Lipper Global Fund Index is an average of the performance of the 30 largest global funds tracked by Lipper Inc.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

[PHOTO OF RICHARD W. SABO]

RICHARD W. SABO

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

     Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

     Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

     In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

     These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

     And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

     In the following pages, your Fund's portfolio managers evaluate performance for the period, describe the approaches they used to cope with this challenging market, and discuss how they've positioned the Fund for the future. We hope you find their comments informative and insightful as you take the time to review your own investment plan.

     There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

     We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

[PHOTO OF THOMAS ARRINGTON] [PHOTO OF SCOTT CHAPMAN] [PHOTO OF DOUG LOEFFLER]

A DISCUSSION WITH PORTFOLIO MANAGERS THOMAS ARRINGTON, CFA, LEFT, SCOTT CHAPMAN, CFA, CENTER, AND DOUG LOEFFLER, CFA

HOW DID THE WORLDWIDE GROWTH FUND PERFORM IN THE FIRST HALF OF 2001?

Faced with difficult market conditions at home and abroad, the Fund lost ground for the six-month period ended June 30, 2001. The Fund's first-half return trailed that of the benchmark Morgan Stanley Capital International World Index (which lost -10.66% for the period) and that of the global fund category average (which declined -11.70%, according to Lipper).

     A worldwide economic slowdown was the prime fear of investors in early 2001. While the actions taken by the U.S. Federal Reserve to lower short-term interest rates were welcomed, global investors were also spooked by the steady stream of profit warnings and earnings disappointments from U.S. technology companies. Faced with their own burgeoning economic crises at home, central banks around the world lowered their own interest rates in an attempt to forestall recessions.

     All of these factors contributed to growing investor uncertainty about the future. This uncertainty led investors--both in the U.S. and abroad--to ignore the long-term potential offered by growth companies, and instead seek the

FUND AT A GLANCE

This fund invests primarily in stocks of both emerging and established growth companies throughout the world.

relative shelter of value stocks and fixed-income instruments. The Fund's growth emphasis was, therefore, one of the primary drags on performance. Nevertheless, we continue to believe in the potential of a growth stock investment strategy to seek solid performance over the long term, and have maintained our growth focus throughout all market cycles.

WHAT MARKET FACTORS WERE MOST CHALLENGING FOR THE FUND?

The Fund's investments in the technology sector were a serious hindrance to performance during the first half. The market's original impression of last fall's slowdown in several technology industries was that it was a temporary inventory imbalance, and not related to shrinking demand. We did not at first perceive that this was an early warning sign of an emerging economic slowdown, and we were too slow in selling many of the Fund's technology holdings.

     We were particularly hurt by technology companies that sell to the telecommunications industry. High debt loads were incurred last year through acquisitions by many such companies. Broadband Internet access and data-enabled wireless phones are rolling out behind schedule. These factors caused many phone companies to sharply curtail their capital expenditures so far this year.

[CHART]

PORTFOLIO COMPOSITION

40.19%   United States
10.21%   United Kingdom
 9.64%   Japan
 9.21%   France
 3.99%   Switzerland
 3.25%   Netherlands
 2.80%   Germany
 2.56%   South Korea
 2.29%   Canada
15.86%   Other

     The Fund was also negatively impacted by foreign-currency movements. Virtually all European currencies--including the Euro--fell sharply in value during the first half. Elsewhere in the world, the picture was mixed. The Brazilian real, for instance, fell sharply due to economic problems in neighboring Argentina; in contrast, the Mexican peso gained 5%.

     Of course, we are bottom-up investors and do not focus directly on forecasting exchange rates, which can help as well as hurt Fund performance. During the first half, our country weightings were instrumental in the Fund's underperformance of its benchmark: relative to that index, we were overweight in European and Brazilian equities, and currencies from those areas were weak. We were also underweight in several countries whose currencies performed well, such as Mexico.

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 6/30/91 to a $10,000 investment made in a securities index and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page
3. Further information related to Fund performance is contained elsewhere in this report.

WHAT WERE THE FUND'S SUCCESS STORIES?

We were very pleased with INDUSTRIA DE DISENO TEXTIL (1.16% of the Fund), a Spanish clothing retailer. We participated in the company's initial public offering (one of the few successful international IPOs of the half) and built up our position in the after-market. This firm boasts a unique and compelling business strategy, a well-known brand that keeps promotional costs low, and a strong image of integrity. We believe the company is in an enviable position relative to its peers, and may be postured for long-term success.

     Several of our top domestic holdings shone in the half, particularly select technology companies that may be poised to benefit from a possible second-half rebound in demand. Chief among these was MICROSOFT CORPORATION (2.74% of the Fund). The software giant recently released its Office XP program suite and expects to introduce the next generation of its Windows operating system this fall.


AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS                            YEAR-TO-          1             5      10       SINCE
(INCEPTION DATE)                  DATE+           YEAR         YEARS   YEARS    INCEPTION
CLASS A SHARES 12/31/99
 With sales charge (5.75%)       (22.00%)        (36.78%)       --      --       (28.08%)
 Without sales charge            (17.24%)        (32.92%)       --      --       (25.19%)
CLASS B SHARES 12/31/99
 With redemption*                (20.83%)        (36.17%)       --      --       (27.40%)
 Without redemption              (17.53%)        (35.51%)       --      --       (25.91%)
CLASS C SHARES 12/31/99
 With redemption**               (18.37%)        (33.49%)       --      --       (25.94%)
 Without redemption              (17.54%)        (33.49%)       --      --       (25.94%)
CLASS F SHARES 12/31/89          (17.27%)        (33.04%)      3.51%   9.64%       9.90%
CLASS R SHARES 12/31/99          (17.08%)        (32.81%)       --      --       (25.17%)
CLASS T SHARES 12/31/99
 With sales charge (4.50%)       (21.03%)        (36.14%)       --      --       (27.82%)
 Without sales charge            (17.32%)        (33.13%)       --      --       (25.57%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

+Total return is not annualized.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Media companies--including our positions in AOL TIME WARNER, INC. (2.56% of the Fund) and VIACOM, INC. (1.13% of the Fund)--also provided a boost to the Fund. The slowing economic environment had put the future advertising revenues of these firms into question, as corporations tend to trim their ad budgets in leaner times. But it is hoped that the Fed's series of interest rate cuts will spur increased consumer spending, and may trigger a resurgence in advertising expenditures. This scenario helped drive the stock price of both AOL Time Warner and Viacom during the half.

HOW DID THE FUND'S EXPOSURE TO JAPANESE STOCKS IMPACT PERFORMANCE?

Japan received a good deal of attention from investors during the first half, largely related to the charismatic new Prime Minister Junichiro Koizumi and his call for "reform with nothing sacred." While Japan's economy is unquestionably in trouble, select Japanese banking and semiconductor stocks surged in the first quarter, and its market as a whole performed quite well in the second quarter.

     We opted to carefully limit our exposure to Japan throughout the half, and this hurt our performance relative to our benchmark and other global

LARGEST EQUITY HOLDINGS

1.   General Electric Company                        3.62%
2.   Pfizer, Inc.                                    3.40%
3.   Citigroup, Inc.                                 2.75%
4.   Microsoft Corporation                           2.74%
5.   AOL Time Warner, Inc.                           2.56%
6.   Tyco International Limited                      2.31%
7.   International Business Machines Corporation     1.69%
8.   Nokia Oyj Sponsored ADR                         1.67%
9.   Korea Telecom Corporation                       1.60%
10.  GlaxoSmithKline PLC                             1.50%

funds. We simply felt that the enthusiasm surrounding Japanese investment opportunities was not backed by a significant number of companies with solid growth prospects--we certainly hold a number of strong, large-cap Japanese companies, but we feel these are the exception, not the rule. And while we are pleased that the current administration is attempting to tackle the country's numerous economic problems, we are not convinced that things will improve in the short term.

     We will continue to monitor developments in Japan, and we will be on the lookout for good investment opportunities. But we will let our bottom-up research, and not market sentiment, be our guide.

WHAT MIGHT THE WORLD'S STOCK MARKETS HAVE IN STORE FOR THE REMAINDER OF THE
YEAR?

While we may see negative returns in the world's markets over the course of 2001, we believe that many markets around the world may be poised for a partial recovery in the second half. Although it initially seemed that the economic slowdown might be limited to the U.S., second-quarter earnings reports have provided dramatic evidence that economic activity is slowing across the globe, and no one knows for certain whether we will see a turnaround before 2002. Interestingly, investor sentiment has cycled from irrationally exuberant in early 2000 to perhaps overly pessimistic today.

/s/ Thomas M. Arrington    /s/ Scott Chapman       /s/ Doug Loeffler

Thomas Arrington, CFA      Scott Chapman, CFA      Doug Loeffler, CFA
Co-Portfolio Manager       Co-Portfolio Manager    Co-Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655

OR

www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C)2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-WWG

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                  MARKET VALUE

---------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-40.2%
ALUMINUM-0.3%
     11,825  Alcoa, Inc..............................  $      465,913
                                                       --------------
BANKS (MAJOR REGIONAL)-2.6%
     14,300  Bank of New York Company, Inc...........         686,400
     29,662  Fifth Third Bancorp.....................       1,781,203
     12,100  FleetBoston Financial Corporation.......         477,345
     23,300  Wells Fargo & Company...................       1,081,819
                                                       --------------
                                                            4,026,767
                                                       --------------
BEVERAGES (NON-ALCOHOLIC)-0.8%
     26,500  The Coca-Cola Company...................       1,192,500
                                                       --------------
BIOTECHNOLOGY-0.5%
     13,325  Amgen, Inc.*............................         808,561
                                                       --------------
BROADCASTING (TV, RADIO & CABLE)-1.1%
     17,175  Clear Channel Communications, Inc.*.....       1,076,873
     14,500  Comcast Corporation Special Class A*....         629,300
                                                       --------------
                                                            1,706,173
                                                       --------------
COMMUNICATION EQUIPMENT-0.4%
      9,650  Comverse Technology, Inc.*..............         551,015
                                                       --------------
COMPUTERS (HARDWARE)-2.3%
     23,000  International Business Machines
             Corporation.............................       2,599,000
      6,700  Juniper Networks, Inc.*.................         208,370
     45,350  Sun Microsystems, Inc.*.................         712,902
                                                       --------------
                                                            3,520,272
                                                       --------------
COMPUTERS (NETWORKING)-0.6%
     47,175  Cisco Systems, Inc.*....................         858,585
                                                       --------------
COMPUTERS (PERIPHERALS)-0.7%
     39,225  EMC Corporation*........................       1,139,486
                                                       --------------
COMPUTERS (SOFTWARE & SERVICES)-3.4%
     57,700  Microsoft Corporation*..................       4,212,100
     55,375  Oracle Corporation*.....................       1,052,125
                                                       --------------
                                                            5,264,225
                                                       --------------
ELECTRICAL EQUIPMENT-3.8%
    114,375  General Electric Company................       5,575,781
     17,925  Solectron Corporation*..................         328,028
                                                       --------------
                                                            5,903,809
                                                       --------------
ELECTRONICS (SEMICONDUCTORS)-1.2%
     64,725  Intel Corporation.......................       1,893,206
                                                       --------------


---------------------------------------------------------------------
SHARES                                                  MARKET VALUE

ENTERTAINMENT-4.0%
     74,212  AOL Time Warner, Inc.*..................  $    3,933,236
     33,650  Viacom, Inc. Class B*...................       1,741,388
     16,000  Walt Disney Company.....................         462,240
                                                       --------------
                                                            6,136,864
                                                       --------------
FINANCIAL (DIVERSIFIED)-4.1%
     20,850  American Express Company................         808,980
     80,133  Citigroup, Inc..........................       4,234,228
      9,125  Fannie Mae..............................         776,994
      6,925  Morgan Stanley Dean Witter & Company....         444,793
                                                       --------------
                                                            6,264,995
                                                       --------------
HEALTHCARE (DIVERSIFIED)-1.7%
     10,500  Abbott Laboratories.....................         504,105
      6,125  Bristol-Myers Squibb Company............         320,338
     35,750  Johnson & Johnson.......................       1,787,500
                                                       --------------
                                                            2,611,943
                                                       --------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-4.0%
     14,325  Merck & Company, Inc....................         915,511
    130,762  Pfizer, Inc.............................       5,237,018
                                                       --------------
                                                            6,152,529
                                                       --------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-0.5%
     17,000  Baxter International, Inc...............         833,000
                                                       --------------
INSURANCE (MULTI-LINE)-0.9%
     16,000  American International Group, Inc.......       1,376,000
                                                       --------------
INSURANCE (PROPERTY-CASUALTY)-0.6%
        425  Berkshire Hathaway, Inc.*...............         977,500
                                                       --------------
INVESTMENT BANKING & BROKERAGE-0.5%
      8,450  Goldman Sachs Group, Inc................         725,010
                                                       --------------
MANUFACTURING (DIVERSIFIED)-2.3%
     65,275  Tyco International Limited..............       3,557,488
                                                       --------------
RETAIL (BUILDING SUPPLIES)-0.5%
     16,350  Home Depot, Inc.........................         761,093
                                                       --------------
RETAIL (DEPARTMENT STORES)-0.6%
     13,800  Kohl's Corporation*.....................         865,674
                                                       --------------
RETAIL (GENERAL MERCHANDISE)-1.1%
     34,050  Wal-Mart Stores, Inc....................       1,661,640
                                                       --------------
SAVINGS & LOANS-0.9%
     36,000  Washington Mutual, Inc..................       1,351,800
                                                       --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                  MARKET VALUE

---------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.4%
      7,500  Omnicom Group, Inc......................         645,000
                                                       --------------
TOBACCO-0.4%
     11,875  Philip Morris Companies, Inc............  $      602,656
                                                       --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$60,280,746)...................................      61,853,704
                                                       --------------
COMMON STOCKS (FOREIGN)-60.6%
AEROSPACE/DEFENSE-1.4%
     55,300  Embraer-Empresa Brasileira de
             Aeronautica SA Sponsored ADR (BR).......       2,159,465
                                                       --------------
AIR FREIGHT-0.8%
     61,000  TNT Post Group NV (NE)..................       1,272,985
                                                       --------------
ALUMINUM-0.6%
     21,200  Alcan, Inc. ADR (CA)....................         890,824
                                                       --------------
AUTOMOBILES-2.6%
     40,000  Honda Motor Company Limited (JA)........       1,757,599
     68,000  Hyundai Motor Company Limited (KR)......       1,479,791
      2,900  PSA Peugeot Citroen (FR)................         787,360
                                                       --------------
                                                            4,024,750
                                                       --------------
BANKS (MONEY CENTER)-2.0%
    157,600  Banco Santander Central Hispano SA
             (SP)....................................       1,427,633
    125,500  San Paolo-IMI SPA (IT)..................       1,608,593
                                                       --------------
                                                            3,036,226
                                                       --------------
BEVERAGES (ALCOHOLIC)-0.9%
     34,375  Heineken NV (NE)........................       1,386,117
                                                       --------------
BEVERAGES (NON-ALCOHOLIC)-0.8%
     27,000  Companhia de Bebidas das Americas ADR
             (BR)....................................         625,050
      9,000  Ito En Limited (JA).....................         568,654
                                                       --------------
                                                            1,193,704
                                                       --------------
BROADCASTING (TV, RADIO & CABLE)-1.6%
     39,600  British Sky Broadcasting Group PLC
             (UK)*...................................         380,962
     16,000  Societe Europeenne des Satellites
             (LU)....................................       2,099,560
                                                       --------------
                                                            2,480,522
                                                       --------------
COMMUNICATION EQUIPMENT-2.3%
    116,350  Nokia Oyj Sponsored ADR (FI)............       2,564,354
    320,400  Spirent PLC 144A (UK)+..................         995,899
                                                       --------------
                                                            3,560,253
                                                       --------------

SHARES                                                   MARKET VALUE

-----------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.3%
     40,950  Altran Technologies SA (FR).............   $    1,906,747
     39,712  Business Objects SA (FR)*...............          948,085
     19,750  Check Point Software Technologies
             Limited ADR (IS)*.......................          998,758
    213,475  Dimension Data Holdings PLC (UK)*.......          810,665
      8,600  Infosys Technologies Limited ADR (IN)...          559,000
     17,000  Konami Corporation (JA).................          775,605
     16,950  SAP AG Sponsored ADR (GE)...............          594,776
                                                        --------------
                                                             6,593,636
                                                        --------------
CONSTRUCTION (CEMENT & AGGREGATES)-0.5%
     29,000  Cemex SA de CV Sponsored ADR (MX).......          768,500
                                                        --------------
CONSUMER (JEWELRY, NOVELTIES, & GIFTS)-0.7%
      1,135  Swatch Group AG (SZ)*...................        1,136,642
                                                        --------------
CONSUMER FINANCE-0.7%
     12,500  Takefuji Corporation (JA)...............        1,135,584
                                                        --------------
DISTRIBUTORS (FOOD & HEALTH)-0.9%
    172,500  Compass Group PLC (UK)..................        1,380,485
                                                        --------------
ELECTRICAL EQUIPMENT-2.7%
     16,250  Celestica, Inc. ADR (CA)*...............          836,875
     36,875  Flextronics International Limited ADR
             (SG)*...................................          962,806
     60,000  NEC Corporation (JA)....................          810,644
     30,000  Thomson Multimedia (FR)*................          965,120
     13,000  Vestas Wind Systems AS (DE).............          606,116
                                                        --------------
                                                             4,181,561
                                                        --------------
ELECTRONICS (INSTRUMENTATION)-0.5%
     11,900  Hoya Corporation (JA)...................          753,795
                                                        --------------
ELECTRONICS (SEMICONDUCTORS)-1.8%
    140,000  ARM Holdings PLC (UK)*..................          528,692
     17,400  ASM Lithography Holding NV Sponsored ADR
             (NE)*...................................          387,150
    170,000  Mitsubishi Electric Corporation (JA)....          842,397
     15,550  STMicroelectronics NV (SZ)..............          539,748
     33,255  Taiwan Semiconductor Manufacturing
             Company Limited Sponsored ADR (TW)*.....          505,143
                                                        --------------
                                                             2,803,130
                                                        --------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                   MARKET VALUE

-----------------------------------------------------------------------

ENGINEERING & CONSTRUCTION-3.5%
     12,000  Bouygues SA (FR)........................          405,554
    178,500  Brisa-Auto Estradas de Portugal SA
             (PT)....................................        1,511,175
      4,650  Compagnie Francaise d'Etudes et de
             Construction SA (FR)....................          596,406
     48,000  Nippon COMSYS Corporation (JA)..........          650,440
    300,000  Saipem SPA (IT).........................        1,643,244
      9,075  Vinci SA (FR)...........................          578,136
                                                        --------------
                                                             5,384,955
                                                        --------------
FINANCIAL (DIVERSIFIED)-0.9%
     37,500  Deutsche Boerse AG 144A (GE)+...........   $    1,317,516
                                                        --------------
FOODS-1.4%
    114,000  Ajinomoto Company, Inc. (JA)............        1,223,039
      4,100  Nestle SA (SZ)..........................          871,370
                                                        --------------
                                                             2,094,409
                                                        --------------
HEALTHCARE (DIVERSIFIED)-0.7%
      1,100  Serono SA (SZ)..........................        1,091,187
                                                        --------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-5.3%
     24,000  Aventis SA (FR).........................        1,916,018
     82,000  GlaxoSmithKline PLC (UK)................        2,306,610
     28,825  Novo Nordisk AS Class B (DE)............        1,275,109
     18,275  Shire Pharmaceuticals Group PLC ADR
             (UK)....................................        1,014,263
     34,000  Takeda Chemical Industries Limited
             (JA)....................................        1,581,198
                                                        --------------
                                                             8,093,198
                                                        --------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.0%
      2,400  Synthes-Stratec, Inc. 144A (SZ)+........        1,472,794
                                                        --------------
HOUSEHOLD FURNISHINGS & APPLIANCES-1.0%
     51,000  Pioneer Corporation (JA)................        1,549,846
                                                        --------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-1.0%
    105,000  Reckitt Benckiser PLC (UK)..............        1,513,713
                                                        --------------
INSURANCE (LIFE & HEALTH)-1.7%
     17,100  ING Groep NV (NE).......................        1,117,609
    120,000  Prudential PLC (UK).....................        1,453,165
                                                        --------------
                                                             2,570,774
                                                        --------------
INSURANCE (PROPERTY-CASUALTY)-0.8%
      4,200  Allianz AG (GE).........................        1,232,763
                                                        --------------
INVESTMENT BANKING & BROKERAGE-0.5%
    100,000  Nikko Securities Company Limited (JA)...          801,022
                                                        --------------
LODGING-HOTELS-0.9%
     34,500  Accor SA (FR)...........................        1,455,998
                                                        --------------


-----------------------------------------------------------------------
SHARES                                                   MARKET VALUE

MACHINERY (DIVERSIFIED)-0.8%
     62,000  Assa Abloy AB Class B (SW)..............          885,714
      9,200  Ballard Power Systems, Inc. ADR (CA)*...          428,352
                                                        --------------
                                                             1,314,066
                                                        --------------
NATURAL GAS-0.2%
     18,725  Gas Natural SDG, SA (SP)................          302,772
                                                        --------------
OIL & GAS (EXPLORATION & PRODUCTION)-1.6%
  1,079,000  CNOOC Limited (HK)*.....................        1,023,719
     36,000  Talisman Energy, Inc. (CA)..............        1,369,926
                                                        --------------
                                                             2,393,645
                                                        --------------
OIL (INTERNATIONAL INTEGRATED)-1.5%
     10,500  Shell Transport & Trading Company
             Sponsored ADR (UK)......................   $      528,570
     12,825  Total Fina Elf SA (FR)..................        1,795,847
                                                        --------------
                                                             2,324,417
                                                        --------------
PUBLISHING-0.5%
     24,600  VNU NV (NE).............................          833,051
                                                        --------------
RAILROADS-0.2%
     14,000  Alstom (FR).............................          389,468
                                                        --------------
RETAIL (FOOD CHAINS)-0.5%
    195,000  Tesco PLC (UK)..........................          703,481
                                                        --------------
RETAIL (SPECIALTY-APPAREL)-1.9%
      6,500  Fast Retailing Company Limited (JA).....        1,130,973
    112,275  Industria de Diseno Textil SA (SP)*.....        1,791,723
                                                        --------------
                                                             2,922,696
                                                        --------------
SERVICES (ADVERTISING/MARKETING)-1.0%
    452,100  Aegis Group PLC (UK)....................          667,658
     67,725  JC Decaux (FR)*.........................          905,905
                                                        --------------
                                                             1,573,563
                                                        --------------
SERVICES (COMMERCIAL & CONSUMER)-1.0%
     26,425  ISS AS (DE)*............................        1,547,571
                                                        --------------
SERVICES (EMPLOYMENT)-0.7%
     21,750  Adecco SA (SZ)..........................        1,023,729
                                                        --------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-3.4%
    111,000  China Unicom Limited ADR (HK)*..........        1,964,700
         72  NTT DoCoMo, Inc. (JA)...................        1,252,770
    925,600  Vodafone Group PLC (UK).................        2,050,380
                                                        --------------
                                                             5,267,850
                                                        --------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                 MARKET VALUE

-------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.5%
    240,000  Energis PLC (UK)*.......................       637,131
    112,000  Korea Telecom Corporation Sponsored ADR
             (KR)....................................     2,461,760
    596,500  Telewest Communications PLC (UK)*.......       746,674
                                                       ------------
                                                          3,845,565
                                                       ------------
WATER UTILITIES-1.0%
     36,225  Vivendi Environnement (FR)..............     1,524,505
                                                       ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$98,069,589)...................................    93,302,733
                                                       ------------
PREFERRED STOCKS (FOREIGN)-0.8%
CHEMICALS (DIVERSIFIED)-0.8%
     20,000  Henkel KGAA Preferred (GE)..............  $  1,159,837
                                                       ------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$1,268,191)....................................     1,159,837
                                                       ------------
TOTAL INVESTMENTS-101.6%
(COST-$159,618,526)..................................   156,316,274
OTHER ASSETS AND LIABILITIES-(1.6%)..................    (2,399,534)
                                                       ------------
NET ASSETS-100.0%....................................  $153,916,740
                                                       ============

* NON-INCOME PRODUCING.
SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $159,618,526
                                                    -----------
Investment securities, at market..................  156,316,274
Cash..............................................       44,358
Receivables:
  Investment securities sold......................    1,026,102
  Capital shares sold.............................      455,437
  Dividends ......................................      133,773
Other assets......................................      148,124
                                                    -----------
    Total Assets..................................  158,124,068
                                                    -----------

LIABILITIES
Payables:
  Investment securities purchased.................    3,689,051
  Capital shares redeemed.........................      280,128
  Advisory fees...................................      130,766
  Shareholder servicing fees......................       13,870
  Accounting fees.................................        3,317
  Distribution fees...............................        6,744
  Other...........................................       83,452
                                                    -----------
    Total Liabilities.............................    4,207,328
                                                    -----------
Net Assets........................................  $153,916,740
                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (UNAUDITED) (CONTINUED)

Net Assets--Class A...............................  $ 1,125,867
Shares Outstanding--Class A.......................       86,189
Net Asset Value and Redemption Price Per Share....  $     13.06
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $     13.86

Net Assets--Class B...............................  $ 2,231,298
Shares Outstanding--Class B.......................      173,745
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $     12.84

Net Assets--Class C...............................  $   355,790
Shares Outstanding--Class C.......................       27,723
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $     12.83

Net Assets--Class F...............................  $128,741,064
Shares Outstanding--Class F.......................    9,917,155
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $     12.98

Net Assets--Class R...............................  $21,374,857
Shares Outstanding--Class R.......................    1,637,041
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $     13.06

Net Assets--Class T...............................  $    87,864
Shares Outstanding--Class T.......................        6,789
Net Asset Value and Redemption Price Per Share....  $     12.94
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $     13.55

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $ 1,143,012
  Interest........................................      156,272
  Foreign taxes withheld..........................     (144,990)
                                                    -----------
    Total Investment Income.......................    1,154,294
                                                    -----------
Expenses:
  Advisory fees--Note 2...........................      887,523
  Shareholder servicing fees--Note 2..............       85,624
  Accounting fees--Note 2.........................       22,183
  Distribution fees--Note 2.......................      198,549
  Transfer agency fees--Note 2....................       65,621
  Registration fees...............................       18,256
  Postage and mailing expenses....................        7,655
  Custodian fees and expenses--Note 2.............       43,164
  Printing expenses...............................       14,623
  Legal and audit fees............................        7,375
  Directors' fees and expenses....................        5,376
  Other expenses..................................       21,109
                                                    -----------
    Total Expenses................................    1,377,058
    Earnings Credits..............................      (10,647)
    Expense Offset to Broker Commissions..........       (1,700)
                                                    -----------
    Net Expenses..................................    1,364,711
                                                    -----------
  Net Investment (Loss)...........................     (210,417)
                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....  (29,338,795)
Net Realized (Loss) from Foreign Currency
Transactions......................................      (19,451)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................   (4,946,365)
                                                    -----------
    Net Realized and Unrealized (Loss) on
    Investments and Foreign Currency
    Transactions..................................  (34,304,611)
                                                    -----------
Net (Decrease) in Net Assets Resulting from
Operations........................................  ($34,515,028)
                                                    ===========

Purchases of long-term securities.................  $119,894,935
Proceeds from sales of long-term securities.......  $132,038,945
Purchases of long-term U.S. Government
Obligations.......................................  $         0
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $         0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS        YEAR
                                              ENDED          ENDED
                                             6/30/01       12/31/00
                                          -------------  -------------
OPERATIONS
Net Investment (Loss)...................  $    (210,417) $  (1,799,493)
Net Realized Gain (Loss) from Security
  Transactions..........................    (29,338,795)    13,019,419
Net Realized (Loss) from Foreign
  Currency Transactions.................        (19,451)        (2,546)
Net Change in Unrealized
  Appreciation/Depreciation.............     (4,946,365)   (73,977,964)
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................    (34,515,028)   (62,760,584)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................              0       (159,560)
  Class B...............................              0       (412,939)
  Class C...............................              0        (62,986)
  Class F...............................              0    (39,003,089)
  Class R...............................              0         (9,405)
  Class T...............................              0         (6,691)
                                          -------------  -------------
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A...............................              0        (14,972)
  Class B...............................              0        (38,749)
  Class C...............................              0         (5,910)
  Class F...............................              0     (3,659,911)
  Class R...............................              0           (883)
  Class T...............................              0           (628)
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................              0    (43,375,723)
                                          -------------  -------------

                                            SIX MONTHS         YEAR
                                              ENDED           ENDED
                                             6/30/01         12/31/00
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $    7,541,684  $   94,282,531
  Class B...............................         714,371       2,990,385
  Class C...............................         179,626         464,081
  Class F...............................      51,388,455     134,188,244
  Class R...............................       1,689,331      27,622,596
  Class T...............................          56,112          59,711
Reinvested dividends and distributions
  Class A...............................               0         114,003
  Class B...............................               0         415,373
  Class C...............................               0          54,442
  Class F...............................               0      41,833,457
  Class R...............................               0          10,288
  Class T...............................               0           7,319
                                          --------------  --------------
                                              61,569,579     302,042,430
Cost of shares redeemed
  Class A...............................      (6,962,907)    (94,065,572)
  Class B...............................        (370,406)       (120,271)
  Class C...............................        (125,118)         (6,543)
  Class F...............................     (69,773,709)   (178,986,060)
  Class R...............................      (3,470,042)              0
  Class T...............................          (3,282)         (4,412)
                                          --------------  --------------
                                             (80,705,464)   (273,182,858)
                                          --------------  --------------
Net Increase (Decrease) from Capital
  Share Transactions....................     (19,135,885)     28,859,572
                                          --------------  --------------
Net (Decrease) in Net Assets............     (53,650,913)    (77,276,735)
NET ASSETS
  Beginning of period...................  $  207,567,653  $  284,844,388
                                          --------------  --------------
  End of period.........................  $  153,916,740  $  207,567,653
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $  197,221,837  $  216,357,722
Accumulated undistributed (distribution
  in excess of) net investment income...        (239,531)        (29,114)
Accumulated undistributed net realized
  (loss) from security transactions.....     (39,743,422)    (10,385,176)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................      (3,322,144)      1,624,221
                                          --------------  --------------
Total...................................  $  153,916,740  $  207,567,653
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                             SIX MONTHS        YEAR ENDED
                                           ENDED JUNE 30,     DECEMBER 31,
                                                2001              2000
                                          -----------------  ---------------
CLASS A SHARES
Net Asset Value, beginning of period....       $ 15.78           $ 25.18
Income from investment operations:
    Net investment income (loss)........          0.03             (0.09)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.75)            (5.44)
                                               -------           -------
        Total from investment
          operations....................         (2.72)            (5.53)
Less distributions:
    From net investment income..........          0.00              0.00
    From net realized gains.............          0.00             (3.54)
    In excess of net realized gains.....          0.00             (0.33)
                                               -------           -------
        Total distributions.............          0.00             (3.87)
Net Asset Value, end of period..........       $ 13.06           $ 15.78
                                               =======           =======
Total Return/Ratios
    Total return*.......................        (17.24%)          (21.82%)
    Net assets, end of period (000s)....       $ 1,126           $   800
    Net expenses to average net
      assets#...........................          1.44%**           1.41%
    Gross expenses to average net
      assets#...........................          1.45%**           1.43%
    Net investment (loss) to average net
      assets............................         (0.05%)**         (0.35%)
    Portfolio turnover rate@............           137%              210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                             SIX MONTHS        YEAR ENDED
                                           ENDED JUNE 30,     DECEMBER 31,
                                                2001              2000
                                          -----------------  ---------------
CLASS B SHARES
Net Asset Value, beginning of period....       $ 15.57           $ 25.18
Income from investment operations:
    Net investment (loss)...............         (0.04)            (0.11)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.69)            (5.63)
                                               -------           -------
        Total from investment
          operations....................         (2.73)            (5.74)
Less distributions:
    From net investment income..........          0.00              0.00
    From net realized gains.............          0.00             (3.54)
    In excess of net realized gains.....          0.00             (0.33)
                                               -------           -------
        Total distributions.............          0.00             (3.87)
Net Asset Value, end of period..........       $ 12.84           $ 15.57
                                               =======           =======
Total Return/Ratios
    Total return*.......................        (17.53%)          (22.67%)
    Net assets, end of period (000s)....       $ 2,231           $ 2,329
    Net expenses to average net
      assets#...........................          2.21%**           2.21%
    Gross expenses to average net
      assets#...........................          2.22%**           2.25%
    Net investment (loss) to average net
      assets............................         (0.88%)**         (1.40%)
    Portfolio turnover rate@............           137%              210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                             SIX MONTHS        YEAR ENDED
                                           ENDED JUNE 30,     DECEMBER 31,
                                                2001              2000
                                          -----------------  ---------------
CLASS C SHARES
Net Asset Value, beginning of period....       $ 15.56           $ 25.18
Income from investment operations:
    Net investment (loss)...............         (0.05)            (0.11)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.68)            (5.64)
                                               -------           -------
        Total from investment
          operations....................         (2.73)            (5.75)
Less distributions:
    From net investment income..........          0.00              0.00
    From net realized gains.............          0.00             (3.54)
    In excess of net realized gains.....          0.00             (0.33)
                                               -------           -------
        Total distributions.............          0.00             (3.87)
Net Asset Value, end of period..........       $ 12.83           $ 15.56
                                               =======           =======
Total Return/Ratios
    Total return*.......................        (17.54%)          (22.70%)
    Net assets, end of period (000s)....       $   356           $   375
    Net expenses to average net
      assets#...........................          2.21%**           2.21%
    Gross expenses to average net
      assets#...........................          2.22%**           2.25%
    Net investment (loss) to average net
      assets............................         (0.89%)**         (1.31%)
    Portfolio turnover rate@............           137%              210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                              SIX MONTHS                            YEAR ENDED DECEMBER 31,
                            ENDED JUNE 30,    --------------------------------------------------------------------
                                 2001             2000          1999          1998          1997          1996
                           -----------------  ------------  ------------  ------------  ------------  ------------
CLASS F SHARES
Net Asset Value,
  beginning of period....      $  15.69         $  25.17      $  22.06      $  21.11      $  21.79      $  19.87
Income from investment
  operations:
    Net investment income
      (loss).............         (0.05)           (0.16)        (0.06)         0.08          0.02          0.10
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........         (2.66)           (5.45)        10.11          1.90          2.22          2.64
                               --------         --------      --------      --------      --------      --------
        Total from
          investment
          operations.....         (2.71)           (5.61)        10.05          1.98          2.24          2.74
Less distributions:
    From net investment
      income*............          0.00             0.00          0.00         (0.09)        (0.04)        (0.07)
    From net realized
      gains..............          0.00            (3.54)        (6.94)        (0.94)        (2.88)        (0.75)
    In excess of net
      realized gains.....          0.00            (0.33)         0.00          0.00          0.00          0.00
                               --------         --------      --------      --------      --------      --------
        Total
         distributions...          0.00            (3.87)        (6.94)        (1.03)        (2.92)        (0.82)
    Net Asset Value, end
      of period..........      $  12.98         $  15.69      $  25.17      $  22.06      $  21.11      $  21.79
                               ========         ========      ========      ========      ========      ========
Total Return/Ratios
    Total return.........        (17.27%)         (22.14%)       48.78%         9.63%        10.60%        13.95%
    Net assets, end of
      period (000s)......      $128,741         $176,405      $284,839      $272,053      $308,877      $342,079
    Net expenses to
      average net
      assets#............          1.57%**          1.52%         1.53%         1.47%         1.45%         1.53%
    Gross expenses to
      average net
      assets#............          1.59%**          1.54%         1.55%         1.49%         1.47%         1.55%
    Net investment income
      (loss) to average
      net assets.........         (0.27%)**        (0.67%)       (0.27%)        0.33%         0.18%         0.50%
    Portfolio turnover
      rate@..............           137%             210%          157%           86%           82%           72%

  * Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                             SIX MONTHS        YEAR ENDED
                                           ENDED JUNE 30,     DECEMBER 31,
                                                2001              2000
                                          -----------------  ---------------
CLASS R SHARES
Net Asset Value, beginning of period....       $ 15.75           $ 25.18
Income from investment operations:
    Net investment income (loss)........          0.01             0.00*
    Net (losses) on securities (both
     realized and unrealized)...........         (2.70)            (5.56)
                                               -------           -------
        Total from investment
         operations.....................         (2.69)            (5.56)
Less distributions:
    From net investment income..........          0.00              0.00
    From net realized gains.............          0.00             (3.54)
    In excess of net realized gains.....          0.00             (0.33)
                                               -------           -------
        Total distributions.............          0.00             (3.87)
Net Asset Value, end of period..........       $ 13.06           $ 15.75
                                               =======           =======
Total Return/Ratios
    Total return........................        (17.08%)          (21.94%)
    Net assets, end of period (000s)....       $21,375           $27,611
    Net expenses to average net
     assets#............................          1.23%**           1.22%
    Gross expenses to average net
     assets#............................          1.24%**           1.26%
    Net investment income (loss) to
     average net assets.................          0.09%**          (0.49%)
    Portfolio turnover rate@............           137%              210%

  * Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                             SIX MONTHS        YEAR ENDED
                                           ENDED JUNE 30,     DECEMBER 31,
                                                2001              2000
                                          -----------------  ---------------
CLASS T SHARES
Net Asset Value, beginning of period....       $ 15.65           $25.18
Income from investment operations:
    Net investment income (loss)........          0.02            (0.06)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.73)           (5.60)
                                               -------           ------
        Total from investment
          operations....................         (2.71)           (5.66)
Less distributions:
    From net investment income..........          0.00             0.00
    From net realized gains.............          0.00            (3.54)
    In excess of net realized gains.....          0.00            (0.33)
                                               -------           ------
        Total distributions.............          0.00            (3.87)
Net Asset Value, end of period..........       $ 12.94           $15.65
                                               =======           ======
Total Return/Ratios
    Total return*.......................        (17.32%)         (22.34%)
    Net assets, end of period (000s)....       $    88           $   48
    Net expenses to average net
      assets#...........................          1.73%**          1.72%
    Gross expenses to average net
      assets#...........................          1.74%**          1.76%
    Net investment (loss) to average net
      assets............................         (0.37%)**        (0.76%)
    Portfolio turnover rate@............           137%             210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2001 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $12,559 during the six months ended
June 30, 2001 from commissions earned on sales of Fund shares.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $2,410 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six month ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $1,451, $2,860, $470, and $80, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $8,580, $1,411, $188,478, and $80, respectively, pursuant to the Distribution Plans.

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers.......................   $          0
Post-October Capital Loss Deferral................   $  8,453,052
Post-October Currency Loss Deferral...............   $      3,848
Federal Tax Cost..................................   $161,867,101
Unrealized Appreciation...........................   $ 10,250,205
Unrealized (Depreciation).........................   $(15,801,032)
Net (Depreciation)................................   $ (5,550,827)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS      YEAR
                                             ENDED        ENDED
                                            6/30/01     12/31/00
                                          -----------  -----------
CLASS A
      Shares sold.......................      516,148    3,927,577
      Shares issued for dividends
        reinvested......................            0        7,285
      Shares redeemed...................     (480,666)  (3,884,194)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       35,481       50,668
CLASS B
      Shares sold.......................       50,560      129,327
      Shares issued for dividends
        reinvested......................            0       26,868
      Shares redeemed...................      (26,415)      (6,635)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       24,145      149,560
CLASS C
      Shares sold.......................       11,942       20,835
      Shares issued for dividends
        reinvested......................            0        3,526
      Shares redeemed...................       (8,337)        (283)
      NET INCREASE IN SHARES
        OUTSTANDING.....................        3,605       24,078
CLASS F
      Shares sold.......................    3,618,016    5,793,180
      Shares issued for dividends
        reinvested......................            0    2,689,025
      Shares redeemed...................   (4,945,522)  (8,554,280)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................   (1,327,506)     (72,075)
CLASS R
      Shares sold.......................      122,534    1,752,367
      Shares issued for dividends
        reinvested......................            0          659
      Shares redeemed...................     (238,559)           0
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................     (116,025)   1,753,026
CLASS T
      Shares sold.......................        3,971        2,718
      Shares issued for dividends
        reinvested......................            0          472
      Shares redeemed...................         (224)        (188)
      NET INCREASE IN SHARES
        OUTSTANDING.....................        3,747        3,002

FOR MORE INFORMATION

DREYFUS FOUNDERS WORLDWIDE GROWTH FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655

OR

www.founders.com.


This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C)2001, Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-WWG

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND

SEMIANNUAL REPORT
JUNE 30, 2001

TABLE OF CONTENTS

About this Report                        3
A Message from Founders' President       4
Management Overview                      6
Statement of Investments                12
Statement of Assets and Liabilities     19
Statement of Operations                 21
Statements of Changes in Net Assets     22
Financial Highlights                    24
Notes to Financial Statements           30

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia
BE      Belgium
BR      Brazil
CA      Canada
CN      China
DE      Denmark
FI      Finland
FR      France
GE      Germany
HK      Hong Kong
IE      Ireland
IN      India
IS      Israel
IT      Italy
JA      Japan
KR      South Korea
LU      Luxembourg
MX      Mexico
NE      Netherlands
NW      Norway
PT      Portugal
SG      Singapore
SP      Spain
SW      Sweden
SZ      Switzerland
TH      Thailand
TW      Taiwan
UK      United Kingdom

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

           - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against specific indexes. Each securities index shown accounts for both change in security price and reinvestment of dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index, but the securities index does not reflect the costs of managing a mutual fund.

     The Fund's performance will no longer be compared to the Lipper Global Fund Index or the Consumer Price Index. The security index presented reflects the Fund's investment strategy. For your information, we have included both of these indexes in this report.

- The Morgan Stanley Capital International (MSCI) World Index is an average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East.

- The Lipper Global Fund Index is an average of the performance of the 30 largest global funds tracked by Lipper Inc.

- The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS' PRESIDENT

[PHOTO OF RICHARD W. SABO]

RICHARD W. SABO

After putting the troubled market environment of 2000 behind us, we hoped that the new year would bring some stability to the equity markets. Instead, the storm that broke early last year continued well into the first half of 2001.

     Many investors during the half--in the U.S. and abroad--felt as if they had been caught between the hammer and the anvil. The Federal Reserve, anxious about the possibility of an impending recession, made a series of sharp cuts in short-term interest rates. At the end of six months, the key Federal Funds rate (the rate charged on short-term loans between banks) had dropped six times, from 6.50% to a mere 3.75%--its lowest level since April 1994. Some central banks around the world followed suit.

     Yet it seemed that the economy could not be moved. Slower spending (by businesses and consumers alike), coupled with a rapid rise in energy prices, began to impact many firms' bottom lines. Several weaker firms quickly succumbed, but it was only a matter of time before even stronger, healthier companies began to feel the pinch.

SHELTER FROM THE STORM

At one point, profit warnings seemed to come almost daily from companies of all sizes throughout the marketplace. Fearing the worst, investors sought shelter in value stocks, fixed-income investments, and cash. This and poor earnings visibility meant a shift away from growth companies--a move that severely depressed growth stocks across the market and around the world. The second quarter brought some relief, as we began to see signs that the economy might improve by late 2001. Many areas of the market performed better: growth stocks in all capitalization ranges outperformed value stocks in the second quarter, but this was not enough to repair the damage done by the disastrous first-quarter slide.

     In the first half's turbulent market, investors tended to paint with a broad brush: if one firm within an industry announced disappointing earnings, that was seen as a justification to bail out of the entire industry. In the process, many fundamentally strong companies saw their stocks punished. While our research-intensive process helped us identify which companies were actually facing financial troubles and which were dropping on emotion, all too often we could not avoid the sting.

     These "sympathy" slides were a persistent challenge throughout the half; and this factor, coupled with generally poor economic conditions and the market's dramatically diminished appetite for growth stocks, contributed to our equity funds' underperformance.

ABOVE ALL, A COMMITMENT TO GROWTH

For us, there was never a question about how we'd proceed in the face of such uncertainty. Our decades of experience have shown us that the best way to pursue long-term returns for our investors has been to focus on the stocks of companies that possess the fundamental strengths to post growth in earnings per share. In the recent six months, this search was challenging.

     And during our many years in the investment business, we've seen market cycles come and go. An investment style that is out of favor today may become tomorrow's performance leader. That's why it's so important to maintain a consistent strategy: if there's one thing we've learned from the ever-evolving market, it's that trying to predict changes in its course will leave you one step behind the curve.

     In the following pages, your Fund's portfolio managers evaluate performance for the period, describe the approaches they used to cope with this challenging market, and discuss how they've positioned the Fund for the future. We hope you find their comments informative and insightful as you take the time to review your own investment plan.

     There is no denying that the past six months have been trying times for growth investors, including us at Founders. You have my assurance that we are working diligently to address our Funds' performance. During the past six months, we have deepened our investment resources by hiring additional equity analysts with impressive industry experience. This analytical team is more focused than ever on finding those growth companies with the best long-term potential.

     We appreciate your continued investment in the Dreyfus Founders Funds as we look ahead to the rest of the year.

MANAGEMENT OVERVIEW

[PHOTO OF THOMAS ARRINGTON] [PHOTO OF SCOTT CHAPMAN] [PHOTO OF DOUG LOEFFLER]

A DISCUSSION WITH PORTFOLIO MANAGERS THOMAS ARRINGTON, CFA, LEFT, SCOTT CHAPMAN, CFA, CENTER, AND DOUG LOEFFLER, CFA

HOW DID THE WORLDWIDE GROWTH FUND PERFORM IN THE FIRST HALF OF 2001?

Faced with difficult market conditions at home and abroad, the Fund lost ground for the six-month period ended June 30, 2001. The Fund's first-half return trailed that of the benchmark Morgan Stanley Capital International World Index (which lost -10.66% for the period) and that of the global fund category average (which declined -11.70%, according to Lipper).

     A worldwide economic slowdown was the prime fear of investors in early 2001. While the actions taken by the U.S. Federal Reserve to lower short-term interest rates were welcomed, global investors were also spooked by the steady stream of profit warnings and earnings disappointments from U.S. technology companies. Faced with their own burgeoning economic crises at home, central banks around the world lowered their own interest rates in an attempt to forestall recessions.

     All of these factors contributed to growing investor uncertainty about the future. This uncertainty led investors--both in the U.S. and abroad--to ignore the long-term potential offered by growth companies, and instead seek the

FUND AT A GLANCE

This fund invests primarily in stocks of both emerging and established growth companies throughout the world.

relative shelter of value stocks and fixed-income instruments. The Fund's growth emphasis was, therefore, one of the primary drags on performance. Nevertheless, we continue to believe in the potential of a growth stock investment strategy to seek solid performance over the long term, and have maintained our growth focus throughout all market cycles.

WHAT MARKET FACTORS WERE MOST CHALLENGING FOR THE FUND?

The Fund's investments in the technology sector were a serious hindrance to performance during the first half. The market's original impression of last fall's slowdown in several technology industries was that it was a temporary inventory imbalance, and not related to shrinking demand. We did not at first perceive that this was an early warning sign of an emerging economic slowdown, and we were too slow in selling many of the Fund's technology holdings.

     We were particularly hurt by technology companies that sell to the telecommunications industry. High debt loads were incurred last year through acquisitions by many such companies. Broadband Internet access and data-enabled wireless phones are rolling out behind schedule. These factors caused many phone companies to sharply curtail their capital expenditures so far this year.

[CHART]

PORTFOLIO COMPOSITION

40.19%   United States
10.21%   United Kingdom
 9.64%   Japan
 9.21%   France
 3.99%   Switzerland
 3.25%   Netherlands
 2.80%   Germany
 2.56%   South Korea
 2.29%   Canada
15.86%   Other

     The Fund was also negatively impacted by foreign-currency movements. Virtually all European currencies--including the Euro--fell sharply in value during the first half. Elsewhere in the world, the picture was mixed. The Brazilian real, for instance, fell sharply due to economic problems in neighboring Argentina; in contrast, the Mexican peso gained 5%.

     Of course, we are bottom-up investors and do not focus directly on forecasting exchange rates, which can help as well as hurt Fund performance. During the first half, our country weightings were instrumental in the Fund's underperformance of its benchmark: relative to that index, we were overweight in European and Brazilian equities, and currencies from those areas were weak. We were also underweight in several countries whose currencies performed well, such as Mexico.

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 6/30/91 to a $10,000 investment made in a securities index and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. More complete information about the indexes shown may be found on page
3. Further information related to Fund performance is contained elsewhere in this report.

WHAT WERE THE FUND'S SUCCESS STORIES?

We were very pleased with INDUSTRIA DE DISENO TEXTIL (1.16% of the Fund), a Spanish clothing retailer. We participated in the company's initial public offering (one of the few successful international IPOs of the half) and built up our position in the after-market. This firm boasts a unique and compelling business strategy, a well-known brand that keeps promotional costs low, and a strong image of integrity. We believe the company is in an enviable position relative to its peers, and may be postured for long-term success.

     Several of our top domestic holdings shone in the half, particularly select technology companies that may be poised to benefit from a possible second-half rebound in demand. Chief among these was MICROSOFT CORPORATION (2.74% of the Fund). The software giant recently released its Office XP program suite and expects to introduce the next generation of its Windows operating system this fall.


AVERAGE ANNUAL AND YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01

CLASS                            YEAR-TO-          1             5      10       SINCE
(INCEPTION DATE)                  DATE+           YEAR         YEARS   YEARS    INCEPTION
CLASS A SHARES 12/31/99
 With sales charge (5.75%)       (22.00%)        (36.78%)       --      --       (28.08%)
 Without sales charge            (17.24%)        (32.92%)       --      --       (25.19%)
CLASS B SHARES 12/31/99
 With redemption*                (20.83%)        (36.17%)       --      --       (27.40%)
 Without redemption              (17.53%)        (35.51%)       --      --       (25.91%)
CLASS C SHARES 12/31/99
 With redemption**               (18.37%)        (33.49%)       --      --       (25.94%)
 Without redemption              (17.54%)        (33.49%)       --      --       (25.94%)
CLASS F SHARES 12/31/89          (17.27%)        (33.04%)      3.51%   9.64%       9.90%
CLASS R SHARES 12/31/99          (17.08%)        (32.81%)       --      --       (25.17%)
CLASS T SHARES 12/31/99
 With sales charge (4.50%)       (21.03%)        (36.14%)       --      --       (27.82%)
 Without sales charge            (17.32%)        (33.13%)       --      --       (25.57%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

+Total return is not annualized.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Media companies--including our positions in AOL TIME WARNER, INC. (2.56% of the Fund) and VIACOM, INC. (1.13% of the Fund)--also provided a boost to the Fund. The slowing economic environment had put the future advertising revenues of these firms into question, as corporations tend to trim their ad budgets in leaner times. But it is hoped that the Fed's series of interest rate cuts will spur increased consumer spending, and may trigger a resurgence in advertising expenditures. This scenario helped drive the stock price of both AOL Time Warner and Viacom during the half.

HOW DID THE FUND'S EXPOSURE TO JAPANESE STOCKS IMPACT PERFORMANCE?

Japan received a good deal of attention from investors during the first half, largely related to the charismatic new Prime Minister Junichiro Koizumi and his call for "reform with nothing sacred." While Japan's economy is unquestionably in trouble, select Japanese banking and semiconductor stocks surged in the first quarter, and its market as a whole performed quite well in the second quarter.

     We opted to carefully limit our exposure to Japan throughout the half, and this hurt our performance relative to our benchmark and other global

LARGEST EQUITY HOLDINGS

1.   General Electric Company                        3.62%
2.   Pfizer, Inc.                                    3.40%
3.   Citigroup, Inc.                                 2.75%
4.   Microsoft Corporation                           2.74%
5.   AOL Time Warner, Inc.                           2.56%
6.   Tyco International Limited                      2.31%
7.   International Business Machines Corporation     1.69%
8.   Nokia Oyj Sponsored ADR                         1.67%
9.   Korea Telecom Corporation                       1.60%
10.  GlaxoSmithKline PLC                             1.50%

funds. We simply felt that the enthusiasm surrounding Japanese investment opportunities was not backed by a significant number of companies with solid growth prospects--we certainly hold a number of strong, large-cap Japanese companies, but we feel these are the exception, not the rule. And while we are pleased that the current administration is attempting to tackle the country's numerous economic problems, we are not convinced that things will improve in the short term.

     We will continue to monitor developments in Japan, and we will be on the lookout for good investment opportunities. But we will let our bottom-up research, and not market sentiment, be our guide.

WHAT MIGHT THE WORLD'S STOCK MARKETS HAVE IN STORE FOR THE REMAINDER OF THE
YEAR?

While we may see negative returns in the world's markets over the course of 2001, we believe that many markets around the world may be poised for a partial recovery in the second half. Although it initially seemed that the economic slowdown might be limited to the U.S., second-quarter earnings reports have provided dramatic evidence that economic activity is slowing across the globe, and no one knows for certain whether we will see a turnaround before 2002. Interestingly, investor sentiment has cycled from irrationally exuberant in early 2000 to perhaps overly pessimistic today.

/s/ Thomas M. Arrington    /s/ Scott Chapman       /s/ Doug Loeffler

Thomas Arrington, CFA      Scott Chapman, CFA      Doug Loeffler, CFA
Co-Portfolio Manager       Co-Portfolio Manager    Co-Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND
2930 East Third Avenue
Denver, CO  80206

INVESTMENT MANAGER
Founders Asset Management LLC
2930 East Third Avenue
Denver, CO  80206

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Investors Trust Company
801 Pennsylvania
Kansas City, MO  64105

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

FUND DIRECTORS
Eugene H. Vaughan, Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips
Jay A. Precourt

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655

OR

www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: August 28, 2001
(C)2001 Founders Asset Management LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-636-WWG

   STATEMENT OF INVESTMENTS
    June 30, 2001 (UNAUDITED)

SHARES                                                  MARKET VALUE

---------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-40.2%
ALUMINUM-0.3%
     11,825  Alcoa, Inc..............................  $      465,913
                                                       --------------
BANKS (MAJOR REGIONAL)-2.6%
     14,300  Bank of New York Company, Inc...........         686,400
     29,662  Fifth Third Bancorp.....................       1,781,203
     12,100  FleetBoston Financial Corporation.......         477,345
     23,300  Wells Fargo & Company...................       1,081,819
                                                       --------------
                                                            4,026,767
                                                       --------------
BEVERAGES (NON-ALCOHOLIC)-0.8%
     26,500  The Coca-Cola Company...................       1,192,500
                                                       --------------
BIOTECHNOLOGY-0.5%
     13,325  Amgen, Inc.*............................         808,561
                                                       --------------
BROADCASTING (TV, RADIO & CABLE)-1.1%
     17,175  Clear Channel Communications, Inc.*.....       1,076,873
     14,500  Comcast Corporation Special Class A*....         629,300
                                                       --------------
                                                            1,706,173
                                                       --------------
COMMUNICATION EQUIPMENT-0.4%
      9,650  Comverse Technology, Inc.*..............         551,015
                                                       --------------
COMPUTERS (HARDWARE)-2.3%
     23,000  International Business Machines
             Corporation.............................       2,599,000
      6,700  Juniper Networks, Inc.*.................         208,370
     45,350  Sun Microsystems, Inc.*.................         712,902
                                                       --------------
                                                            3,520,272
                                                       --------------
COMPUTERS (NETWORKING)-0.6%
     47,175  Cisco Systems, Inc.*....................         858,585
                                                       --------------
COMPUTERS (PERIPHERALS)-0.7%
     39,225  EMC Corporation*........................       1,139,486
                                                       --------------
COMPUTERS (SOFTWARE & SERVICES)-3.4%
     57,700  Microsoft Corporation*..................       4,212,100
     55,375  Oracle Corporation*.....................       1,052,125
                                                       --------------
                                                            5,264,225
                                                       --------------
ELECTRICAL EQUIPMENT-3.8%
    114,375  General Electric Company................       5,575,781
     17,925  Solectron Corporation*..................         328,028
                                                       --------------
                                                            5,903,809
                                                       --------------
ELECTRONICS (SEMICONDUCTORS)-1.2%
     64,725  Intel Corporation.......................       1,893,206
                                                       --------------


---------------------------------------------------------------------
SHARES                                                  MARKET VALUE

ENTERTAINMENT-4.0%
     74,212  AOL Time Warner, Inc.*..................  $    3,933,236
     33,650  Viacom, Inc. Class B*...................       1,741,388
     16,000  Walt Disney Company.....................         462,240
                                                       --------------
                                                            6,136,864
                                                       --------------
FINANCIAL (DIVERSIFIED)-4.1%
     20,850  American Express Company................         808,980
     80,133  Citigroup, Inc..........................       4,234,228
      9,125  Fannie Mae..............................         776,994
      6,925  Morgan Stanley Dean Witter & Company....         444,793
                                                       --------------
                                                            6,264,995
                                                       --------------
HEALTHCARE (DIVERSIFIED)-1.7%
     10,500  Abbott Laboratories.....................         504,105
      6,125  Bristol-Myers Squibb Company............         320,338
     35,750  Johnson & Johnson.......................       1,787,500
                                                       --------------
                                                            2,611,943
                                                       --------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-4.0%
     14,325  Merck & Company, Inc....................         915,511
    130,762  Pfizer, Inc.............................       5,237,018
                                                       --------------
                                                            6,152,529
                                                       --------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-0.5%
     17,000  Baxter International, Inc...............         833,000
                                                       --------------
INSURANCE (MULTI-LINE)-0.9%
     16,000  American International Group, Inc.......       1,376,000
                                                       --------------
INSURANCE (PROPERTY-CASUALTY)-0.6%
        425  Berkshire Hathaway, Inc.*...............         977,500
                                                       --------------
INVESTMENT BANKING & BROKERAGE-0.5%
      8,450  Goldman Sachs Group, Inc................         725,010
                                                       --------------
MANUFACTURING (DIVERSIFIED)-2.3%
     65,275  Tyco International Limited..............       3,557,488
                                                       --------------
RETAIL (BUILDING SUPPLIES)-0.5%
     16,350  Home Depot, Inc.........................         761,093
                                                       --------------
RETAIL (DEPARTMENT STORES)-0.6%
     13,800  Kohl's Corporation*.....................         865,674
                                                       --------------
RETAIL (GENERAL MERCHANDISE)-1.1%
     34,050  Wal-Mart Stores, Inc....................       1,661,640
                                                       --------------
SAVINGS & LOANS-0.9%
     36,000  Washington Mutual, Inc..................       1,351,800
                                                       --------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                  MARKET VALUE

---------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.4%
      7,500  Omnicom Group, Inc......................         645,000
                                                       --------------
TOBACCO-0.4%
     11,875  Philip Morris Companies, Inc............  $      602,656
                                                       --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$60,280,746)...................................      61,853,704
                                                       --------------
COMMON STOCKS (FOREIGN)-60.6%
AEROSPACE/DEFENSE-1.4%
     55,300  Embraer-Empresa Brasileira de
             Aeronautica SA Sponsored ADR (BR).......       2,159,465
                                                       --------------
AIR FREIGHT-0.8%
     61,000  TNT Post Group NV (NE)..................       1,272,985
                                                       --------------
ALUMINUM-0.6%
     21,200  Alcan, Inc. ADR (CA)....................         890,824
                                                       --------------
AUTOMOBILES-2.6%
     40,000  Honda Motor Company Limited (JA)........       1,757,599
     68,000  Hyundai Motor Company Limited (KR)......       1,479,791
      2,900  PSA Peugeot Citroen (FR)................         787,360
                                                       --------------
                                                            4,024,750
                                                       --------------
BANKS (MONEY CENTER)-2.0%
    157,600  Banco Santander Central Hispano SA
             (SP)....................................       1,427,633
    125,500  San Paolo-IMI SPA (IT)..................       1,608,593
                                                       --------------
                                                            3,036,226
                                                       --------------
BEVERAGES (ALCOHOLIC)-0.9%
     34,375  Heineken NV (NE)........................       1,386,117
                                                       --------------
BEVERAGES (NON-ALCOHOLIC)-0.8%
     27,000  Companhia de Bebidas das Americas ADR
             (BR)....................................         625,050
      9,000  Ito En Limited (JA).....................         568,654
                                                       --------------
                                                            1,193,704
                                                       --------------
BROADCASTING (TV, RADIO & CABLE)-1.6%
     39,600  British Sky Broadcasting Group PLC
             (UK)*...................................         380,962
     16,000  Societe Europeenne des Satellites
             (LU)....................................       2,099,560
                                                       --------------
                                                            2,480,522
                                                       --------------
COMMUNICATION EQUIPMENT-2.3%
    116,350  Nokia Oyj Sponsored ADR (FI)............       2,564,354
    320,400  Spirent PLC 144A (UK)+..................         995,899
                                                       --------------
                                                            3,560,253
                                                       --------------

SHARES                                                   MARKET VALUE

-----------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.3%
     40,950  Altran Technologies SA (FR).............   $    1,906,747
     39,712  Business Objects SA (FR)*...............          948,085
     19,750  Check Point Software Technologies
             Limited ADR (IS)*.......................          998,758
    213,475  Dimension Data Holdings PLC (UK)*.......          810,665
      8,600  Infosys Technologies Limited ADR (IN)...          559,000
     17,000  Konami Corporation (JA).................          775,605
     16,950  SAP AG Sponsored ADR (GE)...............          594,776
                                                        --------------
                                                             6,593,636
                                                        --------------
CONSTRUCTION (CEMENT & AGGREGATES)-0.5%
     29,000  Cemex SA de CV Sponsored ADR (MX).......          768,500
                                                        --------------
CONSUMER (JEWELRY, NOVELTIES, & GIFTS)-0.7%
      1,135  Swatch Group AG (SZ)*...................        1,136,642
                                                        --------------
CONSUMER FINANCE-0.7%
     12,500  Takefuji Corporation (JA)...............        1,135,584
                                                        --------------
DISTRIBUTORS (FOOD & HEALTH)-0.9%
    172,500  Compass Group PLC (UK)..................        1,380,485
                                                        --------------
ELECTRICAL EQUIPMENT-2.7%
     16,250  Celestica, Inc. ADR (CA)*...............          836,875
     36,875  Flextronics International Limited ADR
             (SG)*...................................          962,806
     60,000  NEC Corporation (JA)....................          810,644
     30,000  Thomson Multimedia (FR)*................          965,120
     13,000  Vestas Wind Systems AS (DE).............          606,116
                                                        --------------
                                                             4,181,561
                                                        --------------
ELECTRONICS (INSTRUMENTATION)-0.5%
     11,900  Hoya Corporation (JA)...................          753,795
                                                        --------------
ELECTRONICS (SEMICONDUCTORS)-1.8%
    140,000  ARM Holdings PLC (UK)*..................          528,692
     17,400  ASM Lithography Holding NV Sponsored ADR
             (NE)*...................................          387,150
    170,000  Mitsubishi Electric Corporation (JA)....          842,397
     15,550  STMicroelectronics NV (SZ)..............          539,748
     33,255  Taiwan Semiconductor Manufacturing
             Company Limited Sponsored ADR (TW)*.....          505,143
                                                        --------------
                                                             2,803,130
                                                        --------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                   MARKET VALUE

-----------------------------------------------------------------------

ENGINEERING & CONSTRUCTION-3.5%
     12,000  Bouygues SA (FR)........................          405,554
    178,500  Brisa-Auto Estradas de Portugal SA
             (PT)....................................        1,511,175
      4,650  Compagnie Francaise d'Etudes et de
             Construction SA (FR)....................          596,406
     48,000  Nippon COMSYS Corporation (JA)..........          650,440
    300,000  Saipem SPA (IT).........................        1,643,244
      9,075  Vinci SA (FR)...........................          578,136
                                                        --------------
                                                             5,384,955
                                                        --------------
FINANCIAL (DIVERSIFIED)-0.9%
     37,500  Deutsche Boerse AG 144A (GE)+...........   $    1,317,516
                                                        --------------
FOODS-1.4%
    114,000  Ajinomoto Company, Inc. (JA)............        1,223,039
      4,100  Nestle SA (SZ)..........................          871,370
                                                        --------------
                                                             2,094,409
                                                        --------------
HEALTHCARE (DIVERSIFIED)-0.7%
      1,100  Serono SA (SZ)..........................        1,091,187
                                                        --------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-5.3%
     24,000  Aventis SA (FR).........................        1,916,018
     82,000  GlaxoSmithKline PLC (UK)................        2,306,610
     28,825  Novo Nordisk AS Class B (DE)............        1,275,109
     18,275  Shire Pharmaceuticals Group PLC ADR
             (UK)....................................        1,014,263
     34,000  Takeda Chemical Industries Limited
             (JA)....................................        1,581,198
                                                        --------------
                                                             8,093,198
                                                        --------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.0%
      2,400  Synthes-Stratec, Inc. 144A (SZ)+........        1,472,794
                                                        --------------
HOUSEHOLD FURNISHINGS & APPLIANCES-1.0%
     51,000  Pioneer Corporation (JA)................        1,549,846
                                                        --------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-1.0%
    105,000  Reckitt Benckiser PLC (UK)..............        1,513,713
                                                        --------------
INSURANCE (LIFE & HEALTH)-1.7%
     17,100  ING Groep NV (NE).......................        1,117,609
    120,000  Prudential PLC (UK).....................        1,453,165
                                                        --------------
                                                             2,570,774
                                                        --------------
INSURANCE (PROPERTY-CASUALTY)-0.8%
      4,200  Allianz AG (GE).........................        1,232,763
                                                        --------------
INVESTMENT BANKING & BROKERAGE-0.5%
    100,000  Nikko Securities Company Limited (JA)...          801,022
                                                        --------------
LODGING-HOTELS-0.9%
     34,500  Accor SA (FR)...........................        1,455,998
                                                        --------------


-----------------------------------------------------------------------
SHARES                                                   MARKET VALUE

MACHINERY (DIVERSIFIED)-0.8%
     62,000  Assa Abloy AB Class B (SW)..............          885,714
      9,200  Ballard Power Systems, Inc. ADR (CA)*...          428,352
                                                        --------------
                                                             1,314,066
                                                        --------------
NATURAL GAS-0.2%
     18,725  Gas Natural SDG, SA (SP)................          302,772
                                                        --------------
OIL & GAS (EXPLORATION & PRODUCTION)-1.6%
  1,079,000  CNOOC Limited (HK)*.....................        1,023,719
     36,000  Talisman Energy, Inc. (CA)..............        1,369,926
                                                        --------------
                                                             2,393,645
                                                        --------------
OIL (INTERNATIONAL INTEGRATED)-1.5%
     10,500  Shell Transport & Trading Company
             Sponsored ADR (UK)......................   $      528,570
     12,825  Total Fina Elf SA (FR)..................        1,795,847
                                                        --------------
                                                             2,324,417
                                                        --------------
PUBLISHING-0.5%
     24,600  VNU NV (NE).............................          833,051
                                                        --------------
RAILROADS-0.2%
     14,000  Alstom (FR).............................          389,468
                                                        --------------
RETAIL (FOOD CHAINS)-0.5%
    195,000  Tesco PLC (UK)..........................          703,481
                                                        --------------
RETAIL (SPECIALTY-APPAREL)-1.9%
      6,500  Fast Retailing Company Limited (JA).....        1,130,973
    112,275  Industria de Diseno Textil SA (SP)*.....        1,791,723
                                                        --------------
                                                             2,922,696
                                                        --------------
SERVICES (ADVERTISING/MARKETING)-1.0%
    452,100  Aegis Group PLC (UK)....................          667,658
     67,725  JC Decaux (FR)*.........................          905,905
                                                        --------------
                                                             1,573,563
                                                        --------------
SERVICES (COMMERCIAL & CONSUMER)-1.0%
     26,425  ISS AS (DE)*............................        1,547,571
                                                        --------------
SERVICES (EMPLOYMENT)-0.7%
     21,750  Adecco SA (SZ)..........................        1,023,729
                                                        --------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-3.4%
    111,000  China Unicom Limited ADR (HK)*..........        1,964,700
         72  NTT DoCoMo, Inc. (JA)...................        1,252,770
    925,600  Vodafone Group PLC (UK).................        2,050,380
                                                        --------------
                                                             5,267,850
                                                        --------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
June 30, 2001 (UNAUDITED) (CONTINUED)

SHARES                                                 MARKET VALUE

-------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.5%
    240,000  Energis PLC (UK)*.......................       637,131
    112,000  Korea Telecom Corporation Sponsored ADR
             (KR)....................................     2,461,760
    596,500  Telewest Communications PLC (UK)*.......       746,674
                                                       ------------
                                                          3,845,565
                                                       ------------
WATER UTILITIES-1.0%
     36,225  Vivendi Environnement (FR)..............     1,524,505
                                                       ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$98,069,589)...................................    93,302,733
                                                       ------------
PREFERRED STOCKS (FOREIGN)-0.8%
CHEMICALS (DIVERSIFIED)-0.8%
     20,000  Henkel KGAA Preferred (GE)..............  $  1,159,837
                                                       ------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$1,268,191)....................................     1,159,837
                                                       ------------
TOTAL INVESTMENTS-101.6%
(COST-$159,618,526)..................................   156,316,274
OTHER ASSETS AND LIABILITIES-(1.6%)..................    (2,399,534)
                                                       ------------
NET ASSETS-100.0%....................................  $153,916,740
                                                       ============

* NON-INCOME PRODUCING.
SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF ASSETS AND LIABILITIES
    June 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at cost....................  $159,618,526
                                                    -----------
Investment securities, at market..................  156,316,274
Cash..............................................       44,358
Receivables:
  Investment securities sold......................    1,026,102
  Capital shares sold.............................      455,437
  Dividends ......................................      133,773
Other assets......................................      148,124
                                                    -----------
    Total Assets..................................  158,124,068
                                                    -----------

LIABILITIES
Payables:
  Investment securities purchased.................    3,689,051
  Capital shares redeemed.........................      280,128
  Advisory fees...................................      130,766
  Shareholder servicing fees......................       13,870
  Accounting fees.................................        3,317
  Distribution fees...............................        6,744
  Other...........................................       83,452
                                                    -----------
    Total Liabilities.............................    4,207,328
                                                    -----------
Net Assets........................................  $153,916,740
                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (UNAUDITED) (CONTINUED)

Net Assets--Class A...............................  $ 1,125,867
Shares Outstanding--Class A.......................       86,189
Net Asset Value and Redemption Price Per Share....  $     13.06
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)...  $     13.86

Net Assets--Class B...............................  $ 2,231,298
Shares Outstanding--Class B.......................      173,745
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $     12.84

Net Assets--Class C...............................  $   355,790
Shares Outstanding--Class C.......................       27,723
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share...............................  $     12.83

Net Assets--Class F...............................  $128,741,064
Shares Outstanding--Class F.......................    9,917,155
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $     12.98

Net Assets--Class R...............................  $21,374,857
Shares Outstanding--Class R.......................    1,637,041
Net Asset Value, Offering and Redemption Price Per
  Share...........................................  $     13.06

Net Assets--Class T...............................  $    87,864
Shares Outstanding--Class T.......................        6,789
Net Asset Value and Redemption Price Per Share....  $     12.94
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)...  $     13.55

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENT OF OPERATIONS
    For the six months ended
    June 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
  Dividends.......................................  $ 1,143,012
  Interest........................................      156,272
  Foreign taxes withheld..........................     (144,990)
                                                    -----------
    Total Investment Income.......................    1,154,294
                                                    -----------
Expenses:
  Advisory fees--Note 2...........................      887,523
  Shareholder servicing fees--Note 2..............       85,624
  Accounting fees--Note 2.........................       22,183
  Distribution fees--Note 2.......................      198,549
  Transfer agency fees--Note 2....................       65,621
  Registration fees...............................       18,256
  Postage and mailing expenses....................        7,655
  Custodian fees and expenses--Note 2.............       43,164
  Printing expenses...............................       14,623
  Legal and audit fees............................        7,375
  Directors' fees and expenses....................        5,376
  Other expenses..................................       21,109
                                                    -----------
    Total Expenses................................    1,377,058
    Earnings Credits..............................      (10,647)
    Expense Offset to Broker Commissions..........       (1,700)
                                                    -----------
    Net Expenses..................................    1,364,711
                                                    -----------
  Net Investment (Loss)...........................     (210,417)
                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net Realized (Loss) from Security Transactions....  (29,338,795)
Net Realized (Loss) from Foreign Currency
Transactions......................................      (19,451)
Net Change in Unrealized Appreciation/Depreciation
of Investments and Foreign Currency
Transactions......................................   (4,946,365)
                                                    -----------
    Net Realized and Unrealized (Loss) on
    Investments and Foreign Currency
    Transactions..................................  (34,304,611)
                                                    -----------
Net (Decrease) in Net Assets Resulting from
Operations........................................  ($34,515,028)
                                                    ===========

Purchases of long-term securities.................  $119,894,935
Proceeds from sales of long-term securities.......  $132,038,945
Purchases of long-term U.S. Government
Obligations.......................................  $         0
Proceeds from sales of long-term U.S. Government
Obligations.......................................  $         0

SEE NOTES TO FINANCIAL STATEMENTS.

   STATEMENTS OF CHANGES IN NET ASSETS
    (UNAUDITED)

                                           SIX MONTHS        YEAR
                                              ENDED          ENDED
                                             6/30/01       12/31/00
                                          -------------  -------------
OPERATIONS
Net Investment (Loss)...................  $    (210,417) $  (1,799,493)
Net Realized Gain (Loss) from Security
  Transactions..........................    (29,338,795)    13,019,419
Net Realized (Loss) from Foreign
  Currency Transactions.................        (19,451)        (2,546)
Net Change in Unrealized
  Appreciation/Depreciation.............     (4,946,365)   (73,977,964)
                                          -------------  -------------
  Net (Decrease) in Net Assets Resulting
    from Operations.....................    (34,515,028)   (62,760,584)
                                          -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A...............................              0       (159,560)
  Class B...............................              0       (412,939)
  Class C...............................              0        (62,986)
  Class F...............................              0    (39,003,089)
  Class R...............................              0         (9,405)
  Class T...............................              0         (6,691)
                                          -------------  -------------
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A...............................              0        (14,972)
  Class B...............................              0        (38,749)
  Class C...............................              0         (5,910)
  Class F...............................              0     (3,659,911)
  Class R...............................              0           (883)
  Class T...............................              0           (628)
                                          -------------  -------------
Net (Decrease) from Dividends and
  Distributions.........................              0    (43,375,723)
                                          -------------  -------------

                                            SIX MONTHS         YEAR
                                              ENDED           ENDED
                                             6/30/01         12/31/00
                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A...............................  $    7,541,684  $   94,282,531
  Class B...............................         714,371       2,990,385
  Class C...............................         179,626         464,081
  Class F...............................      51,388,455     134,188,244
  Class R...............................       1,689,331      27,622,596
  Class T...............................          56,112          59,711
Reinvested dividends and distributions
  Class A...............................               0         114,003
  Class B...............................               0         415,373
  Class C...............................               0          54,442
  Class F...............................               0      41,833,457
  Class R...............................               0          10,288
  Class T...............................               0           7,319
                                          --------------  --------------
                                              61,569,579     302,042,430
Cost of shares redeemed
  Class A...............................      (6,962,907)    (94,065,572)
  Class B...............................        (370,406)       (120,271)
  Class C...............................        (125,118)         (6,543)
  Class F...............................     (69,773,709)   (178,986,060)
  Class R...............................      (3,470,042)              0
  Class T...............................          (3,282)         (4,412)
                                          --------------  --------------
                                             (80,705,464)   (273,182,858)
                                          --------------  --------------
Net Increase (Decrease) from Capital
  Share Transactions....................     (19,135,885)     28,859,572
                                          --------------  --------------
Net (Decrease) in Net Assets............     (53,650,913)    (77,276,735)
NET ASSETS
  Beginning of period...................  $  207,567,653  $  284,844,388
                                          --------------  --------------
  End of period.........................  $  153,916,740  $  207,567,653
                                          ==============  ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)..............................  $  197,221,837  $  216,357,722
Accumulated undistributed (distribution
  in excess of) net investment income...        (239,531)        (29,114)
Accumulated undistributed net realized
  (loss) from security transactions.....     (39,743,422)    (10,385,176)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions..........................      (3,322,144)      1,624,221
                                          --------------  --------------
Total...................................  $  153,916,740  $  207,567,653
                                          ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL HIGHLIGHTS
    (UNAUDITED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                             SIX MONTHS        YEAR ENDED
                                           ENDED JUNE 30,     DECEMBER 31,
                                                2001              2000
                                          -----------------  ---------------
CLASS A SHARES
Net Asset Value, beginning of period....       $ 15.78           $ 25.18
Income from investment operations:
    Net investment income (loss)........          0.03             (0.09)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.75)            (5.44)
                                               -------           -------
        Total from investment
          operations....................         (2.72)            (5.53)
Less distributions:
    From net investment income..........          0.00              0.00
    From net realized gains.............          0.00             (3.54)
    In excess of net realized gains.....          0.00             (0.33)
                                               -------           -------
        Total distributions.............          0.00             (3.87)
Net Asset Value, end of period..........       $ 13.06           $ 15.78
                                               =======           =======
Total Return/Ratios
    Total return*.......................        (17.24%)          (21.82%)
    Net assets, end of period (000s)....       $ 1,126           $   800
    Net expenses to average net
      assets#...........................          1.44%**           1.41%
    Gross expenses to average net
      assets#...........................          1.45%**           1.43%
    Net investment (loss) to average net
      assets............................         (0.05%)**         (0.35%)
    Portfolio turnover rate@............           137%              210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                             SIX MONTHS        YEAR ENDED
                                           ENDED JUNE 30,     DECEMBER 31,
                                                2001              2000
                                          -----------------  ---------------
CLASS B SHARES
Net Asset Value, beginning of period....       $ 15.57           $ 25.18
Income from investment operations:
    Net investment (loss)...............         (0.04)            (0.11)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.69)            (5.63)
                                               -------           -------
        Total from investment
          operations....................         (2.73)            (5.74)
Less distributions:
    From net investment income..........          0.00              0.00
    From net realized gains.............          0.00             (3.54)
    In excess of net realized gains.....          0.00             (0.33)
                                               -------           -------
        Total distributions.............          0.00             (3.87)
Net Asset Value, end of period..........       $ 12.84           $ 15.57
                                               =======           =======
Total Return/Ratios
    Total return*.......................        (17.53%)          (22.67%)
    Net assets, end of period (000s)....       $ 2,231           $ 2,329
    Net expenses to average net
      assets#...........................          2.21%**           2.21%
    Gross expenses to average net
      assets#...........................          2.22%**           2.25%
    Net investment (loss) to average net
      assets............................         (0.88%)**         (1.40%)
    Portfolio turnover rate@............           137%              210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                             SIX MONTHS        YEAR ENDED
                                           ENDED JUNE 30,     DECEMBER 31,
                                                2001              2000
                                          -----------------  ---------------
CLASS C SHARES
Net Asset Value, beginning of period....       $ 15.56           $ 25.18
Income from investment operations:
    Net investment (loss)...............         (0.05)            (0.11)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.68)            (5.64)
                                               -------           -------
        Total from investment
          operations....................         (2.73)            (5.75)
Less distributions:
    From net investment income..........          0.00              0.00
    From net realized gains.............          0.00             (3.54)
    In excess of net realized gains.....          0.00             (0.33)
                                               -------           -------
        Total distributions.............          0.00             (3.87)
Net Asset Value, end of period..........       $ 12.83           $ 15.56
                                               =======           =======
Total Return/Ratios
    Total return*.......................        (17.54%)          (22.70%)
    Net assets, end of period (000s)....       $   356           $   375
    Net expenses to average net
      assets#...........................          2.21%**           2.21%
    Gross expenses to average net
      assets#...........................          2.22%**           2.25%
    Net investment (loss) to average net
      assets............................         (0.89%)**         (1.31%)
    Portfolio turnover rate@............           137%              210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                              SIX MONTHS                            YEAR ENDED DECEMBER 31,
                            ENDED JUNE 30,    --------------------------------------------------------------------
                                 2001             2000          1999          1998          1997          1996
                           -----------------  ------------  ------------  ------------  ------------  ------------
CLASS F SHARES
Net Asset Value,
  beginning of period....      $  15.69         $  25.17      $  22.06      $  21.11      $  21.79      $  19.87
Income from investment
  operations:
    Net investment income
      (loss).............         (0.05)           (0.16)        (0.06)         0.08          0.02          0.10
    Net gains (losses) on
      securities (both
      realized and
      unrealized)........         (2.66)           (5.45)        10.11          1.90          2.22          2.64
                               --------         --------      --------      --------      --------      --------
        Total from
          investment
          operations.....         (2.71)           (5.61)        10.05          1.98          2.24          2.74
Less distributions:
    From net investment
      income*............          0.00             0.00          0.00         (0.09)        (0.04)        (0.07)
    From net realized
      gains..............          0.00            (3.54)        (6.94)        (0.94)        (2.88)        (0.75)
    In excess of net
      realized gains.....          0.00            (0.33)         0.00          0.00          0.00          0.00
                               --------         --------      --------      --------      --------      --------
        Total
         distributions...          0.00            (3.87)        (6.94)        (1.03)        (2.92)        (0.82)
    Net Asset Value, end
      of period..........      $  12.98         $  15.69      $  25.17      $  22.06      $  21.11      $  21.79
                               ========         ========      ========      ========      ========      ========
Total Return/Ratios
    Total return.........        (17.27%)         (22.14%)       48.78%         9.63%        10.60%        13.95%
    Net assets, end of
      period (000s)......      $128,741         $176,405      $284,839      $272,053      $308,877      $342,079
    Net expenses to
      average net
      assets#............          1.57%**          1.52%         1.53%         1.47%         1.45%         1.53%
    Gross expenses to
      average net
      assets#............          1.59%**          1.54%         1.55%         1.49%         1.47%         1.55%
    Net investment income
      (loss) to average
      net assets.........         (0.27%)**        (0.67%)       (0.27%)        0.33%         0.18%         0.50%
    Portfolio turnover
      rate@..............           137%             210%          157%           86%           82%           72%

  * Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                             SIX MONTHS        YEAR ENDED
                                           ENDED JUNE 30,     DECEMBER 31,
                                                2001              2000
                                          -----------------  ---------------
CLASS R SHARES
Net Asset Value, beginning of period....       $ 15.75           $ 25.18
Income from investment operations:
    Net investment income (loss)........          0.01             0.00*
    Net (losses) on securities (both
     realized and unrealized)...........         (2.70)            (5.56)
                                               -------           -------
        Total from investment
         operations.....................         (2.69)            (5.56)
Less distributions:
    From net investment income..........          0.00              0.00
    From net realized gains.............          0.00             (3.54)
    In excess of net realized gains.....          0.00             (0.33)
                                               -------           -------
        Total distributions.............          0.00             (3.87)
Net Asset Value, end of period..........       $ 13.06           $ 15.75
                                               =======           =======
Total Return/Ratios
    Total return........................        (17.08%)          (21.94%)
    Net assets, end of period (000s)....       $21,375           $27,611
    Net expenses to average net
     assets#............................          1.23%**           1.22%
    Gross expenses to average net
     assets#............................          1.24%**           1.26%
    Net investment income (loss) to
     average net assets.................          0.09%**          (0.49%)
    Portfolio turnover rate@............           137%              210%

  * Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                             SIX MONTHS        YEAR ENDED
                                           ENDED JUNE 30,     DECEMBER 31,
                                                2001              2000
                                          -----------------  ---------------
CLASS T SHARES
Net Asset Value, beginning of period....       $ 15.65           $25.18
Income from investment operations:
    Net investment income (loss)........          0.02            (0.06)
    Net (losses) on securities (both
      realized and unrealized)..........         (2.73)           (5.60)
                                               -------           ------
        Total from investment
          operations....................         (2.71)           (5.66)
Less distributions:
    From net investment income..........          0.00             0.00
    From net realized gains.............          0.00            (3.54)
    In excess of net realized gains.....          0.00            (0.33)
                                               -------           ------
        Total distributions.............          0.00            (3.87)
Net Asset Value, end of period..........       $ 12.94           $15.65
                                               =======           ======
Total Return/Ratios
    Total return*.......................        (17.32%)         (22.34%)
    Net assets, end of period (000s)....       $    88           $   48
    Net expenses to average net
      assets#...........................          1.73%**          1.72%
    Gross expenses to average net
      assets#...........................          1.74%**          1.76%
    Net investment (loss) to average net
      assets............................         (0.37%)**        (0.76%)
    Portfolio turnover rate@............           137%             210%

  *  Sales charges are not reflected in the total return.
 **  Annualized.
  # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
  @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
SEE NOTES TO FINANCIAL STATEMENTS.

   NOTES TO FINANCIAL STATEMENTS
    June 30, 2001 (UNAUDITED)
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Fund amortizes premiums and discounts on all fixed-income securities.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at June 30, 2001 for settling foreign trades is listed on the Statement of Assets and Liabilities.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Fund and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.
  Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the distributor of the Fund's shares. The Distributor retained $12,559 during the six months ended
June 30, 2001 from commissions earned on sales of Fund shares.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the six months ended June 30, 2001, the Fund was charged $2,410 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six month ended June 30, 2001, Class A, Class B, Class C, and Class T shares were charged $1,451, $2,860, $470, and $80, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the six months ended June 30, 2001, Class B, Class C, Class F, and Class T shares were charged $8,580, $1,411, $188,478, and $80, respectively, pursuant to the Distribution Plans.

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards.
  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2001 are as follows:

Net Capital Loss Carryovers.......................   $          0
Post-October Capital Loss Deferral................   $  8,453,052
Post-October Currency Loss Deferral...............   $      3,848
Federal Tax Cost..................................   $161,867,101
Unrealized Appreciation...........................   $ 10,250,205
Unrealized (Depreciation).........................   $(15,801,032)
Net (Depreciation)................................   $ (5,550,827)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          SIX MONTHS      YEAR
                                             ENDED        ENDED
                                            6/30/01     12/31/00
                                          -----------  -----------
CLASS A
      Shares sold.......................      516,148    3,927,577
      Shares issued for dividends
        reinvested......................            0        7,285
      Shares redeemed...................     (480,666)  (3,884,194)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       35,481       50,668
CLASS B
      Shares sold.......................       50,560      129,327
      Shares issued for dividends
        reinvested......................            0       26,868
      Shares redeemed...................      (26,415)      (6,635)
      NET INCREASE IN SHARES
        OUTSTANDING.....................       24,145      149,560
CLASS C
      Shares sold.......................       11,942       20,835
      Shares issued for dividends
        reinvested......................            0        3,526
      Shares redeemed...................       (8,337)        (283)
      NET INCREASE IN SHARES
        OUTSTANDING.....................        3,605       24,078
CLASS F
      Shares sold.......................    3,618,016    5,793,180
      Shares issued for dividends
        reinvested......................            0    2,689,025
      Shares redeemed...................   (4,945,522)  (8,554,280)
      NET (DECREASE) IN SHARES
        OUTSTANDING.....................   (1,327,506)     (72,075)
CLASS R
      Shares sold.......................      122,534    1,752,367
      Shares issued for dividends
        reinvested......................            0          659
      Shares redeemed...................     (238,559)           0
      NET INCREASE (DECREASE) IN SHARES
        OUTSTANDING.....................     (116,025)   1,753,026
CLASS T
      Shares sold.......................        3,971        2,718
      Shares issued for dividends
        reinvested......................            0          472
      Shares redeemed...................         (224)        (188)
      NET INCREASE IN SHARES
        OUTSTANDING.....................        3,747        3,002

                              FOR MORE INFORMATION


                                        DREYFUS FOUNDERS
                                        WORLDWIDE GROWTH FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

To obtain information:                  TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
BY TELEPHONE
Call your financial                     Dreyfus Transfer, Inc.
representative or                       P.O. Box 9671
1-800-554-4611                          Providence, RI  02940

BY MAIL Write to:                       DISTRIBUTOR
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard             Dreyfus Service Corporation
Uniondale, NY  11556-0144               200 Park Avenue
                                        New York, NY  10166



Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                  351SA0601